UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-04986
                                   ---------

                 FRANKLIN INVESTORS SECURITIES TRUST
                 -----------------------------------
        (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       (Address of principal executive offices) (Zip code)

   CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/05
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                        OCTOBER 31, 2005
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                                                 Franklin Convertible
                                                 Securities Fund

                                                 Franklin Equity Income Fund

                                                 Franklin Limited Maturity
                                                 U.S. Government Securities Fund

                                                 Franklin Real Return Fund

--------------------------------------------------------------------------------
      ANNUAL REPORT AND SHAREHOLDER LETTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER .........................................................   1

ANNUAL REPORT

Franklin Convertible Securities Fund .......................................   3

Franklin Equity Income Fund ................................................  12

Franklin Limited Maturity U.S. Government Securities Fund ..................  26

Franklin Real Return Fund ..................................................  35

Financial Highlights and Statements of Investments .........................  44

Financial Statements .......................................................  69

Notes to Financial Statements ..............................................  74

Report of Independent Registered Public Accounting Firm ....................  88

Tax Designation ............................................................  89

Board Members and Officers .................................................  90

Shareholder Information ....................................................  95

--------------------------------------------------------------------------------

ANNUAL REPORT

FRANKLIN CONVERTIBLE SECURITIES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk by investing at least 80% of its net assets in convertible securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets as of 10/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Convertible Bonds .......................................................  54.6%
Convertible Preferred Stocks ............................................  39.1%
Common Stocks ...........................................................   3.6%
Short-Term Investments & Other Net Assets ...............................   2.7%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Convertible Securities Fund's annual report for the fiscal year ended October 31, 2005.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Convertible Securities Fund - Class A posted a +12.76% cumulative total return. The Fund outperformed its benchmark, the Goldman Sachs/Bloomberg U.S. Convertible 100 Index, which posted a +6.54% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

(1) Source: Standard & Poor's Micropal. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index comprises 100 convertible securities designed to provide investors with an accurate, objective and reliable benchmark for the U.S. convertible market. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 46.


                                                               Annual Report | 3

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2005, domestic economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting primarily from increased personal consumption, business investment and federal spending. Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005 driven largely by rising short-term domestic interest rates, and strong economic growth in the U.S. relative to many of its major trading partners.

Oil prices increased substantially during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended October 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index (CPI).(2) With this inflation picture, the Federal Reserve Board raised the federal funds target rate from 1.75% to 3.75%, and said it would continue to undertake appropriate monetary policy action at a measured pace. Compared with the rise in short-term interest rates, long-term interest rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth.

Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains. The labor market firmed as employment increased and the unemployment rate dropped from 5.5% to 5.0% during the reporting period.(2) Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. However, late in the period consumer sentiment fell amid concerns about rising energy costs.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +6.45%, while the broader Standard & Poor's Composite Index (S&P 500) and the technology-heavy NASDAQ Composite Index returned +8.71% and +8.14%.(3)

(2) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

(3) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


4 | Annual Report

INVESTMENT STRATEGY

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks' potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like -- reducing their ability to appreciate with increases in the underlying common stock -- we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund's upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

MANAGER'S DISCUSSION

The Fund benefited from many of its investments in the health services and health technology sectors during the reporting period. In particular, Fund positions in managed care companies Sierra Health Services and PacifiCare Health Systems boosted Fund performance, as did the Fund's investments in biotechnology companies Celgene and Protein Design Labs. Although sector and industry returns were generally strong during the reporting period, Fund performance was hindered by the Fund's stake in Biogen Idec. Biogen Idec's shares depreciated 43% in value after unforeseen safety concerns with its drug, Tysabri, prompted a product recall.

Fund performance was further enhanced by the performance of convertible bonds issued by Latin American wireless services provider NII Holdings, which operates under the Nextel brand name. However, as our investment in NII Holdings continued to appreciate during the period, its sensitivity to equities increased and our investment became more volatile. As a result, in line with our strategy, we sold our stake in NII Holdings bonds as we believed they no longer provided the appropriate downside protection. We redeployed the proceeds from the sale into a more balanced bond issued by the same company. The Fund benefited from its stake in amusement park operator Six Flags whan a battle began for control over the company. Similar to our investment in NII Holdings, we sold our Six Flags position when we believed the convertible stock ceased to provide sufficient equity participation. Following our strategy, we redeployed the proceeds from that sale into a Six Flags-issued convertible bond that in our opinion provided a greater balance of upside appreciation potential and downside protection.

TOP 5 PREFERRED STOCKS
Franklin Convertible Securities Fund
10/31/05

-----------------------------------------------------------
 COMPANY                                        % OF TOTAL
 SECTOR/INDUSTRY                                NET ASSETS
-----------------------------------------------------------
 Arch Coal Inc.                                       2.4%
  ENERGY MINERALS
-----------------------------------------------------------
 Chesapeake Energy Corp.                              2.3%
  ENERGY MINERALS
-----------------------------------------------------------
 Huntsman Corp.                                       1.9%
  PROCESS INDUSTRIES
-----------------------------------------------------------
 XL Capital Ltd.                                      1.7%
  FINANCE
-----------------------------------------------------------
 El Paso Corp.                                        1.7%
  INDUSTRIAL SERVICES
-----------------------------------------------------------

TOP 5 BONDS
Franklin Convertible Securities Fund
10/31/05

-----------------------------------------------------------
 COMPANY                                        % OF TOTAL
 SECTOR/INDUSTRY                                NET ASSETS
-----------------------------------------------------------
 Schlumberger Ltd.                                    2.2%
  INDUSTRIAL SERVICES, NETHERLANDS ANTILLES
-----------------------------------------------------------
 Protein Design Labs Inc.                             2.1%
  HEALTH TECHNOLOGY
-----------------------------------------------------------
 NII Holdings Inc.                                    2.1%
  COMMUNICATIONS
-----------------------------------------------------------
 L-3 Communications Corp.                             2.0%
  ELECTRONIC TECHNOLOGY
-----------------------------------------------------------
 CapitalSource Inc.                                   1.9%
  FINANCE
-----------------------------------------------------------


                                                               Annual Report | 5

The Fund also benefited from its exposure to the energy minerals and industrial services sectors. Relatively high energy and commodity prices boosted performance of several of the Fund's sector holdings such as leading natural gas producers El Paso and Williams Companies, oil field services company Schlumberger and coal producer Arch Coal. Our investment in Chesapeake Energy convertible preferred stock was called during the reporting period and we were forced to convert. However, later in the period, we used the proceeds from the sale to purchase new convertible preferred stocks issued by the same company.

Despite the Fund's positive performance, some of our holdings did not perform as well as the aforementioned holdings and detracted from Fund performance during the 12 months under review. For example, continued troubles at domestic auto makers Ford and General Motors dragged on Fund performance. Additionally, weakness in the paintball business of sporting goods manufacturer K2 also pressured Fund performance.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.


                            /s/ Alan E. Muschott
[PHOTO OMITTED]
                            Alan E. Muschott, CFA


                            /s/ Edward D. Perks
[PHOTO OMITTED]
                            Edward D. Perks, CFA

                            Portfolio Management Team
                            Franklin Convertible Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN CONVERTIBLE SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: FISCX)                               CHANGE          10/31/05         10/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.30            $16.46           $15.16
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/04-10/31/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.6058
---------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: FROTX)                               CHANGE          10/31/05         10/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.27            $16.32           $15.05
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/04-10/31/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4911
---------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                            +12.76%           +37.25%         +163.46%
---------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                         +6.31%            +5.29%           +9.52%
---------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)                       $10,631           $12,937          $24,824
---------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05)(4)                    +8.54%            +5.31%           +9.56%
---------------------------------------------------------------------------------------------------
     Distribution Rate(5)                                         3.47%
---------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                                 2.64%
---------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                            +11.92%           +32.28%         +144.71%
---------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                        +10.92%            +5.76%           +9.36%
---------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)                       $11,092           $13,228          $24,471
---------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05)(4)                   +13.26%            +5.77%           +9.43%
---------------------------------------------------------------------------------------------------
     Distribution Rate(5)                                         3.01%
---------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                                 2.05%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 7

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS A                    10/31/05
-------------------------------------
 1-Year                       +6.31%
-------------------------------------
 5-Year                       +5.29%
-------------------------------------
 10-Year                      +9.52%
-------------------------------------

CLASS A (11/1/95-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        FRANKLIN           GOLDMAN
                      CONVERTIBLE      SACHS/BLOOMBERG
                       SECURITIES      U.S. CONVERTIBLE
       DATE              FUND           100 INDEX(7)
 ---------------     --------------    ----------------
    11/1/1995           $ 9,423             $10,000
   11/30/1995           $ 9,667             $10,399
   12/31/1995           $ 9,842             $10,455
    1/31/1996           $10,024             $10,753
    2/29/1996           $10,182             $10,937
    3/31/1996           $10,286             $11,088
    4/30/1996           $10,534             $11,192
    5/31/1996           $10,750             $11,392
    6/30/1996           $10,581             $11,314
    7/31/1996           $10,194             $10,938
    8/31/1996           $10,558             $11,286
    9/30/1996           $10,973             $11,654
   10/31/1996           $10,997             $11,590
   11/30/1996           $11,399             $11,981
   12/31/1996           $11,450             $11,890
    1/31/1997           $11,962             $12,102
    2/28/1997           $11,838             $12,144
    3/31/1997           $11,579             $12,050
    4/30/1997           $11,606             $12,219
    5/31/1997           $12,189             $12,791
    6/30/1997           $12,584             $13,170
    7/31/1997           $13,244             $13,953
    8/31/1997           $13,344             $13,847
    9/30/1997           $13,908             $14,542
   10/31/1997           $13,469             $14,193
   11/30/1997           $13,579             $14,144
   12/31/1997           $13,771             $14,207
    1/31/1998           $13,573             $14,149
    2/28/1998           $13,902             $14,888
    3/31/1998           $14,022             $15,437
    4/30/1998           $14,193             $15,606
    5/31/1998           $13,789             $15,184
    6/30/1998           $13,507             $15,273
    7/31/1998           $13,170             $14,933
    8/31/1998           $11,729             $13,204
    9/30/1998           $11,964             $13,460
   10/31/1998           $12,131             $13,990
   11/30/1998           $12,555             $14,614
   12/31/1998           $12,809             $15,305
    1/31/1999           $13,102             $15,790
    2/28/1999           $12,493             $15,300
    3/31/1999           $12,472             $15,571
    4/30/1999           $13,013             $16,446
    5/31/1999           $13,289             $16,610
    6/30/1999           $13,760             $16,864
    7/31/1999           $13,587             $16,810
    8/31/1999           $13,706             $16,716
    9/30/1999           $13,662             $16,335
   10/31/1999           $13,859             $16,775
   11/30/1999           $14,435             $17,310
   12/31/1999           $15,519             $18,453
    1/31/2000           $15,869             $18,599
    2/29/2000           $16,861             $19,081
    3/31/2000           $17,436             $19,588
    4/30/2000           $17,162             $19,120
    5/31/2000           $16,873             $18,780
    6/30/2000           $17,553             $19,887
    7/31/2000           $17,270             $19,646
    8/31/2000           $18,689             $21,379
    9/30/2000           $18,535             $20,784
   10/31/2000           $18,087             $20,003
   11/30/2000           $16,473             $17,927
   12/31/2000           $17,902             $18,891
    1/31/2001           $19,185             $20,335
    2/28/2001           $18,048             $18,847
    3/31/2001           $17,443             $17,939
    4/30/2001           $18,658             $18,641
    5/31/2001           $18,527             $18,456
    6/30/2001           $18,173             $17,844
    7/31/2001           $17,942             $17,673
    8/31/2001           $17,386             $17,330
    9/30/2001           $15,853             $16,212
   10/31/2001           $16,432             $16,439
   11/30/2001           $17,455             $17,091
   12/31/2001           $18,048             $17,357
    1/31/2002           $17,720             $17,000
    2/28/2002           $17,276             $16,407
    3/31/2002           $18,113             $17,019
    4/30/2002           $17,975             $16,701
    5/31/2002           $17,615             $16,576
    6/30/2002           $16,302             $15,714
    7/31/2002           $14,919             $14,751
    8/31/2002           $15,094             $15,054
    9/30/2002           $14,261             $14,288
   10/31/2002           $14,502             $14,788
   11/30/2002           $15,636             $15,963
   12/31/2002           $15,241             $15,747
    1/31/2003           $15,376             $15,977
    2/28/2003           $15,322             $15,892
    3/31/2003           $15,547             $16,028
    4/30/2003           $16,593             $16,800
    5/31/2003           $17,681             $17,580
    6/30/2003           $17,972             $17,507
    7/31/2003           $18,247             $17,634
    8/31/2003           $18,425             $17,888
    9/30/2003           $18,566             $18,076
   10/31/2003           $19,302             $18,621
   11/30/2003           $19,899             $18,880
   12/31/2003           $20,644             $19,413
    1/31/2004           $21,290             $19,857
    2/29/2004           $21,501             $19,978
    3/31/2004           $21,728             $20,053
    4/30/2004           $21,643             $19,607
    5/31/2004           $21,728             $19,739
    6/30/2004           $22,072             $20,079
    7/31/2004           $21,512             $19,634
    8/31/2004           $21,527             $19,580
    9/30/2004           $22,118             $19,867
   10/31/2004           $22,016             $19,917
   11/30/2004           $23,091             $20,522
   12/31/2004           $23,951             $20,956
    1/31/2005           $23,465             $20,445
    2/28/2005           $23,524             $20,584
    3/31/2005           $23,281             $20,214
    4/30/2005           $22,674             $19,802
    5/31/2005           $23,563             $20,270
    6/30/2005           $24,251             $20,579
    7/31/2005           $25,267             $21,258
    8/31/2005           $25,237             $21,227
    9/30/2005           $25,473             $21,586
   10/31/2005           $24,824             $21,221


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS C                    10/31/05
-------------------------------------
 1-Year                      +10.92%
-------------------------------------
 5-Year                       +5.76%
-------------------------------------
 10-Year                      +9.36%
-------------------------------------

CLASS C (11/1/95-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        FRANKLIN           GOLDMAN
                      CONVERTIBLE      SACHS/BLOOMBERG
                       SECURITIES      U.S. CONVERTIBLE
      DATE               FUND            100 INDEX(7)
----------------     --------------    ----------------
    11/1/1995           $10,000             $10,000
   11/30/1995           $10,264             $10,399
   12/31/1995           $10,430             $10,455
    1/31/1996           $10,627             $10,753
    2/29/1996           $10,783             $10,937
    3/31/1996           $10,889             $11,088
    4/30/1996           $11,147             $11,192
    5/31/1996           $11,364             $11,392
    6/30/1996           $11,181             $11,314
    7/31/1996           $10,766             $10,938
    8/31/1996           $11,137             $11,286
    9/30/1996           $11,570             $11,654
   10/31/1996           $11,583             $11,590
   11/30/1996           $12,010             $11,981
   12/31/1996           $12,049             $11,890
    1/31/1997           $12,581             $12,102
    2/28/1997           $12,442             $12,144
    3/31/1997           $12,162             $12,050
    4/30/1997           $12,183             $12,219
    5/31/1997           $12,789             $12,791
    6/30/1997           $13,188             $13,170
    7/31/1997           $13,874             $13,953
    8/31/1997           $13,972             $13,847
    9/30/1997           $14,547             $14,542
   10/31/1997           $14,078             $14,193
   11/30/1997           $14,194             $14,144
   12/31/1997           $14,376             $14,207
    1/31/1998           $14,169             $14,149
    2/28/1998           $14,494             $14,888
    3/31/1998           $14,610             $15,437
    4/30/1998           $14,779             $15,606
    5/31/1998           $14,358             $15,184
    6/30/1998           $14,053             $15,273
    7/31/1998           $13,693             $14,933
    8/31/1998           $12,181             $13,204
    9/30/1998           $12,418             $13,460
   10/31/1998           $12,584             $13,990
   11/30/1998           $13,018             $14,614
   12/31/1998           $13,275             $15,305
    1/31/1999           $13,572             $15,790
    2/28/1999           $12,931             $15,300
    3/31/1999           $12,912             $15,571
    4/30/1999           $13,454             $16,446
    5/31/1999           $13,732             $16,610
    6/30/1999           $14,213             $16,864
    7/31/1999           $14,025             $16,810
    8/31/1999           $14,129             $16,716
    9/30/1999           $14,086             $16,335
   10/31/1999           $14,281             $16,775
   11/30/1999           $14,868             $17,310
   12/31/1999           $15,967             $18,453
    1/31/2000           $16,319             $18,599
    2/29/2000           $17,343             $19,081
    3/31/2000           $17,914             $19,588
    4/30/2000           $17,620             $19,120
    5/31/2000           $17,322             $18,780
    6/30/2000           $18,001             $19,887
    7/31/2000           $17,700             $19,646
    8/31/2000           $19,139             $21,379
    9/30/2000           $18,970             $20,784
   10/31/2000           $18,499             $20,003
   11/30/2000           $16,830             $17,927
   12/31/2000           $18,298             $18,891
    1/31/2001           $19,564             $20,335
    2/28/2001           $18,423             $18,847
    3/31/2001           $17,791             $17,939
    4/30/2001           $19,022             $18,641
    5/31/2001           $18,863             $18,456
    6/30/2001           $18,503             $17,844
    7/31/2001           $18,244             $17,673
    8/31/2001           $17,678             $17,330
    9/30/2001           $16,115             $16,212
   10/31/2001           $16,683             $16,439
   11/30/2001           $17,703             $17,091
   12/31/2001           $18,298             $17,357
    1/31/2002           $17,954             $17,000
    2/28/2002           $17,505             $16,407
    3/31/2002           $18,332             $17,019
    4/30/2002           $18,180             $16,701
    5/31/2002           $17,815             $16,576
    6/30/2002           $16,471             $15,714
    7/31/2002           $15,056             $14,751
    8/31/2002           $15,236             $15,054
    9/30/2002           $14,381             $14,288
   10/31/2002           $14,622             $14,788
   11/30/2002           $15,757             $15,963
   12/31/2002           $15,338             $15,747
    1/31/2003           $15,475             $15,977
    2/28/2003           $15,407             $15,892
    3/31/2003           $15,624             $16,028
    4/30/2003           $16,654             $16,800
    5/31/2003           $17,739             $17,580
    6/30/2003           $18,031             $17,507
    7/31/2003           $18,281             $17,634
    8/31/2003           $18,447             $17,888
    9/30/2003           $18,586             $18,076
   10/31/2003           $19,313             $18,621
   11/30/2003           $19,886             $18,880
   12/31/2003           $20,631             $19,413
    1/31/2004           $21,267             $19,857
    2/29/2004           $21,465             $19,978
    3/31/2004           $21,666             $20,053
    4/30/2004           $21,581             $19,607
    5/31/2004           $21,652             $19,739
    6/30/2004           $21,973             $20,079
    7/31/2004           $21,398             $19,634
    8/31/2004           $21,398             $19,580
    9/30/2004           $21,981             $19,867
   10/31/2004           $21,864             $19,917
   11/30/2004           $22,925             $20,522
   12/31/2004           $23,746             $20,956
    1/31/2005           $23,260             $20,445
    2/28/2005           $23,290             $20,584
    3/31/2005           $23,051             $20,214
    4/30/2005           $22,431             $19,802
    5/31/2005           $23,302             $20,270
    6/30/2005           $23,959             $20,579
    7/31/2005           $24,941             $21,258
    8/31/2005           $24,911             $21,227
    9/30/2005           $25,115             $21,586
   10/31/2005           $24,471             $21,221


8 | Annual Report

ENDNOTES

THE FUND MAY INVEST IN HIGH-YIELDING, FIXED INCOME SECURITIES. HIGH YIELDS REFLECT THE HIGHER CREDIT RISK ASSOCIATED WITH THESE LOWER-RATED SECURITIES AND, IN SOME CASES, THE LOWER MARKET PRICES FOR THESE INSTRUMENTS. INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Class C) per share on 10/31/05.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/05.

(7) Source: Standard & Poor's Micropal. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index comprises 100 convertible securities designed to provide investors with an accurate, objective and reliable benchmark for the U.S. convertible market.


                                                               Annual Report | 9

YOUR FUND'S EXPENSES

FRANKLIN CONVERTIBLE SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                     VALUE 4/30/05     VALUE 10/31/05   PERIOD* 4/30/05-10/31/05
-----------------------------------------------------------------------------------------------------------
  Actual                                         $1,000           $1,094.80               $4.65
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000           $1,020.77               $4.48
-----------------------------------------------------------------------------------------------------------
  CLASS C
-----------------------------------------------------------------------------------------------------------
  Actual                                         $1,000           $1,091.00               $8.59
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000           $1,016.99               $8.29
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.88% and C: 1.63%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 11

FRANKLIN EQUITY INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities offering current dividend yields that are higher than the average yield of the stocks in the Standard & Poor's 500 Composite Index (S&P 500).(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Equity Income Fund covers the fiscal year ended October 31, 2005.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Equity Income Fund - Class A posted a +6.92% cumulative total return. The Fund underperformed its benchmarks, the Russell 1000(R) Value Index and the S&P 500, which returned +11.86% and +8.71%.(1),(2) The Fund also underperformed its peers in the Lipper Equity Income Funds Classification Average, which returned +10.15% for the same period.(3) The Fund's underperformance was largely attributable to weak relative performance of above-average dividend yielding stocks for the period under review. According to Ned Davis Research Inc., above-average dividend yielding stocks, which represent the majority of the Fund's investments, underperformed lower yielding and non-dividend paying stocks by more than 6% during the 12-month period ended October 31, 2005. You can find the Fund's long-term performance data in the Performance Summary beginning on page 19.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2005, domestic economic expansion was driven by strength across most industries, sectors and regions. Gross

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2) Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

(3) Source: Lipper Inc. The Lipper Equity Income Funds Classification Average is calculated by averaging the total return of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 10/31/05, there were 219 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. The Fund's performance relative to the average may have differed if these and other factors had been considered.

      The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 46.


12 | Annual Report
domestic product (GDP) rose during the period, benefiting primarily from increased personal consumption, business investment and federal spending. Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005 driven largely by rising short-term domestic interest rates, and strong economic growth in the U.S. relative to many of its major trading partners.

Oil prices increased substantially during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended October 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index (CPI).(4) With this inflation picture, the Federal Reserve Board raised the federal funds target rate from 1.75% to 3.75%, and said it would continue to undertake appropriate monetary policy action at a measured pace. Compared with the rise in short-term interest rates, long-term interest rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth.

Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains. The labor market firmed as employment increased and the unemployment rate dropped from 5.5% to 5.0% during the reporting period.(4) Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. However, late in the period consumer sentiment fell amid concerns about rising energy costs.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +6.45%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +8.71% and +8.14%.(5)

(4) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

(5) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

PORTFOLIO BREAKDOWN
Franklin Equity Income Fund
Based on Total Net Assets as of 10/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Finance*                                             26.4%
Energy Minerals                                      13.9%
Producer Manufacturing                                8.4%
Consumer Non-Durables                                 8.3%
Health Technology                                     6.8%
Utilities                                             6.4%
Electronic Technology                                 6.2%
Communications                                        5.0%
Consumer Services                                     3.6%
Process Industries                                    2.5%
Technology Services                                   2.4%
Commercial Services                                   1.7%
Non-Energy Minerals                                   1.6%
Industrial Services                                   1.0%
Retail Trade                                          1.0%
Transportation                                        1.0%
Real Estate Investment Trusts                         0.8%
Short-Term Investments & Other Net Assets             3.0%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio.


                                                              Annual Report | 13

DIVIDEND DISTRIBUTIONS*
Franklin Equity Income Fund
11/1/04-10/31/05

--------------------------------------------------------------------------------
                                     DIVIDEND PER SHARE
             ---------------------------------------------------------------
  MONTH        CLASS A         CLASS B           CLASS C           CLASS R
--------------------------------------------------------------------------------
  November    3.24 cents      2.06 cents        2.05 cents        2.83 cents
--------------------------------------------------------------------------------
  December   10.66 cents**    9.44 cents**      9.44 cents**     10.25 cents**
--------------------------------------------------------------------------------
  January     3.24 cents      2.02 cents        2.02 cents        2.83 cents
--------------------------------------------------------------------------------
  February    3.24 cents      2.02 cents        2.02 cents        2.83 cents
--------------------------------------------------------------------------------
  March       3.24 cents      1.95 cents        1.93 cents        2.81 cents
--------------------------------------------------------------------------------
  April       3.24 cents      1.95 cents        1.93 cents        2.81 cents
--------------------------------------------------------------------------------
  May         3.24 cents      1.95 cents        1.93 cents        2.81 cents
--------------------------------------------------------------------------------
  June        3.24 cents      1.97 cents        1.96 cents        2.81 cents
--------------------------------------------------------------------------------
  July        3.24 cents      1.97 cents        1.96 cents        2.81 cents
--------------------------------------------------------------------------------
  August      3.24 cents      1.97 cents        1.96 cents        2.81 cents
--------------------------------------------------------------------------------
  September   3.24 cents      1.94 cents        1.94 cents        2.80 cents
--------------------------------------------------------------------------------
  October     3.24 cents      1.94 cents        1.94 cents        2.80 cents
--------------------------------------------------------------------------------
  TOTAL      46.30 CENTS     31.18 CENTS       31.08 CENTS       41.20 CENTS
--------------------------------------------------------------------------------

 * All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 7.42 cent distribution to meet excise tax requirements.

INVESTMENT STRATEGY

We emphasize dividend yield in selecting stocks for the Fund because we believe that over time dividend income can contribute significantly to return. We look at the relative value of a company based on criteria such as revenues, book value and earnings potential. Then we search for high-quality companies with strong balance sheets and a distinct industry advantage. We target companies that have long track records of paying dividends that are higher than the average yield of the S&P 500, or of increasing dividends in recent years.

MANAGER'S DISCUSSION

During the year under review, the Fund's positive performance on an absolute basis was mostly the result of strategic sector positioning and favorable stock selection in selected industries. Among the Fund's top contributing sectors were consumer non-durables, electronic technology and commercial services. Within the consumer non-durables sector, our investments in Altria Group and British American Tobacco each returned more than 53% due to a combination of


14 | Annual Report
strong fundamentals and favorable court rulings related to their tobacco businesses. Our investment in consumer goods giant Unilever also boosted Fund performance, appreciating more than 23% during the fiscal year as the company restructured to better capitalize on rising consumerism trends worldwide. In the electronic technology sector, shares of Hewlett-Packard rose 52% in response to corporate restructuring, and Rockwell Automation's stock price gained 29% mainly due to strong ongoing demand for its factory automation products. We selectively reduced our positions in both stocks as they met our price targets during the period. We also realized long-term profits after selling our stake in ATM and voting machine manufacturer Diebold. During the period, we bought shares of Embraer-Empresa Brasileira de Aeronautica, a leading manufacturer of small commercial airplanes. At the time of purchase, the stock had a 3% dividend yield and since then, through period-end, its total return has appreciated 22%. Our avoidance of many weak telecommunications equipment stocks also contributed favorably to performance. Within the commercial services sector, our holding of yellow pages publisher Dex Media returned 29% on an acquisition bid from RH Donnelley. We subsequently sold most of our position during the period as price targets were met.

In line with broader economic trends in rising energy and commodity prices, the energy minerals and utilities sectors also had positive absolute impact on Fund performance. However, both sectors had a negative impact on the Fund's relative performance versus the benchmark, the Russell 1000 Value Index. Although our energy sector allocation was on par with the index, most of our sector holdings were high dividend-paying integrated energy companies, which is consistent with our income-oriented strategy. The companies that benefited most from rising oil and natural gas prices, however, were often low or non-dividend-paying oil and gas producing and refining companies. During the period, we sold our investment in exploration company Kerr-McGee and initiated new positions in ConocoPhillips and natural gas producer Chesapeake Energy. The shares of many utility companies with low cost structures appreciated significantly during the period following the passage of the federal energy bill earlier in the year. As a result, the Fund's underweighted sector exposure dragged on the Fund's relative performance. During the year, we realized investment gains in PPL, Pinnacle West Capital and Sierra Pacific Resources and redeployed the proceeds into companies we believed were well positioned to benefit from industry trends. Recent additions to the portfolio included American Electric Power, Dominion Resources, FirstEnergy and Xcel Energy. Our investment in Scottish Power proved especially rewarding with a 23% gain as the company received an acquisition bid for its U.S.-based PacifiCorp subsidiary.


                                                              Annual Report | 15

TOP 10 HOLDINGS
Franklin Equity Income Fund
10/31/05

-----------------------------------------------------------
 COMPANY                                        % OF TOTAL
 SECTOR/INDUSTRY                                NET ASSETS
-----------------------------------------------------------
 ExxonMobil Corp.                                     4.9%
  ENERGY MINERALS
-----------------------------------------------------------
 Citigroup Inc.                                       4.3%
  FINANCE
-----------------------------------------------------------
 Bank of America Corp.                                4.1%
  FINANCE
-----------------------------------------------------------
 Chevron Corp.                                        3.4%
  ENERGY MINERALS
-----------------------------------------------------------
 General Electric Co.                                 2.9%
  PRODUCER MANUFACTURING
-----------------------------------------------------------
 Altria Group Inc.                                    2.6%
  CONSUMER NON-DURABLES
-----------------------------------------------------------
 Royal Dutch Shell PLC, B, ADR                        2.3%
  ENERGY MINERALS, U.K.
-----------------------------------------------------------
 JPMorgan Chase & Co.                                 2.1%
  FINANCE
-----------------------------------------------------------
 Wachovia Corp.                                       2.0%
  FINANCE
-----------------------------------------------------------
 Dow Chemical Co.                                     1.9%
  PROCESS INDUSTRIES
-----------------------------------------------------------

Despite the Fund's positive returns during the review period, several of the Fund's holdings detracted from performance. For example, within the finance sector, our investment in reinsurer Montpelier Re Holdings was especially disappointing as the company suffered severe losses from Hurricanes Katrina and Rita. We sold the stock at a 33% loss and reinvested the proceeds into XL Capital, which we believed was better positioned to benefit from higher reinsurance pricing. Our investment in regional bank Fifth Third Bancorp proved disappointing as well. We sold the stock at a 13% loss in response to disappointing earnings reports. Conversely, our investment in credit card issuer MBNA gained 34% on an acquisition bid during the period and our investment in St. Paul Travelers rose 36% in response to improving fundamentals.

Major changes to the Fund's portfolio over the past 12 months include the sale of Johnson & Johnson, Abbott Laboratories and Merck & Co. and the purchase of Eli Lilly & Co. within our health technology investments. We realized profits as Abbott and Johnson & Johnson met price targets, but realized a 12% loss on the sale of our investment in Merck. We were concerned about Merck's exposure to patent expirations. We reinvested proceeds into Eli Lilly, which we believed had little near-term patent exposure risk and a favorable new drug pipeline. Among our consumer non-durable holdings, we sold our investment in Sara Lee due to our evaluation of its poor fundamentals and initiated a position in Diageo, a leading manufacturer and distributor of alcoholic beverages. At the time of purchase, Diageo offered a 3.6% dividend yield and what we believed were attractive growth prospects. Among our producer and manufacturer holdings, we initiated investments in Autoliv and 3M during the year. Autoliv is a leading manufacturer of auto safety equipment and has been aggressively buying back its stock in addition to increasing its dividend payout in recent years. 3M has a reputation for being one of the world's best-managed companies, and we acquired shares during a temporary lull in its stock price. Within the communications sector, we sold our investment in Verizon while initiating a position in Sprint Nextel and adding to our investment in SBC Communications. We believed Sprint Nextel was well positioned as a wireless carrier and that SBC maintained a superior business plan to Verizon in terms of its broadband product roll-out and anticipated merger with AT&T. SBC's dividend yield of 5.4% was also very attractive in our opinion.


16 | Annual Report

We believe attitudes toward dividends have experienced a positive change in recent years. According to Baseline data, annual dividends paid by S&P 500 companies increased 12% during the past year and 33% during the past 30 months following the Jobs and Growth Tax Relief Reconciliation Act of 2003. Also, as the ratio of dividends paid to earnings remains low from a historical perspective, we believe corporations can continue to grow their dividends at above long-term average rates. Franklin Equity Income Fund specifically seeks to invest in well-established companies when they sell at attractive valuations and offer above-average dividend yields. We believe the Fund is well positioned to benefit from changing attitudes toward dividends and dividend paying stocks because of their favorable historical investment performance.

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.


                            /s/ Alan E. Muschott
[PHOTO OMITTED]
                            Alan E. Muschott, CFA


                            /s/ Edward D. Perks
[PHOTO OMITTED]
                            Edward D. Perks, CFA


                            /s/ Frank M. Felicelli
[PHOTO OMITTED]
                            Frank M. Felicelli, CFA

                            Portfolio Management Team
                            Franklin Equity Income Fund


                                                              Annual Report | 17

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
ALAN MUSCHOTT is a vice president and portfolio manager for Franklin Advisers, Inc. He assumed portfolio management responsibilities for Franklin Equity Income Fund in September 2005. He is also portfolio manager for two other Franklin funds. He previously co-managed Franklin's communications sector funds. His prior equity research responsibilities included the data storage, cable television and global telecommunications industries. He has also analyzed corporate debt, focusing primarily on the global telecommunications industry. Mr. Muschott joined Franklin Templeton Investments in 1998.

Mr. Muschott earned a B.S. in finance from Bradley University, a J.D. from the University of Illinois and an M.B.A. from the University of California, Los Angeles. A Chartered Financial Analyst (CFA), Mr. Muschott is a member of the CFA Institute and the Security Analysts of San Francisco (SASF).

EDWARD PERKS is a senior vice president and portfolio manager for Franklin Advisers, Inc. and head of the Franklin Equity Group's Income Team. In addition to his portfolio management responsibilities for Franklin Equity Income Fund, effective September 2005, Mr. Perks is co-lead portfolio manager and assistant portfolio manager for several other Franklin funds. His prior industry research responsibilities included computer hardware, specialty finance, major integrated oils, oil and gas exploration and production, oil field services and equipment, chemicals and the food and beverage industries. Mr. Perks joined Franklin Templeton Investments in 1992.

Mr. Perks earned a B.A. in economics and political science from Yale University. A Chartered Financial Analyst (CFA), Mr. Perks is a member of the CFA Institute and the Securities Analysts of San Francisco (SASF).
--------------------------------------------------------------------------------


18 | Annual Report

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN EQUITY INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: FISEX)                               CHANGE          10/31/05         10/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.89            $20.47           $19.58
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/04-10/31/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4630
---------------------------------------------------------------------------------------------------
  CLASS B (SYMBOL: FBEIX)                               CHANGE          10/31/05         10/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.89            $20.38           $19.49
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/04-10/31/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3118
---------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: FRETX)                               CHANGE          10/31/05         10/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.89            $20.39           $19.50
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/04-10/31/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3108
---------------------------------------------------------------------------------------------------
  CLASS R (SYMBOL: FREIX)                               CHANGE          10/31/05         10/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.89            $20.48           $19.59
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/04-10/31/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4120
---------------------------------------------------------------------------------------------------


                                                              Annual Report | 19

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                             +6.92%           +19.47%         +127.51%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                         +0.80%            +2.40%           +7.92%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)                       $10,080           $11,260          $21,439
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05)(4)                    +2.87%            +3.48%           +8.03%
---------------------------------------------------------------------------------------------------------
     Distribution Rate(5)                 1.79%
---------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)         2.04%
---------------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR            5-YEAR     INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                             +6.17%           +15.10%          +31.38%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                         +2.17%            +2.49%           +4.07%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)                       $10,217           $11,310          $13,138
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05)(4)                    +4.32%            +3.58%           +4.42%
---------------------------------------------------------------------------------------------------------
     Distribution Rate(5)                 1.14%
---------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)         1.43%
---------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                             +6.16%           +15.03%         +111.04%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                         +5.16%            +2.84%           +7.75%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)                       $10,516           $11,503          $21,104
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05)(4)                    +7.31%            +3.93%           +7.89%
---------------------------------------------------------------------------------------------------------
     Distribution Rate(5)                 1.14%
---------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)         1.43%
---------------------------------------------------------------------------------------------------------
  CLASS R                                               1-YEAR            3-YEAR     INCEPTION (8/1/02)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                             +6.71%           +41.26%          +35.38%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                         +5.71%           +12.20%           +9.77%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)                       $10,571           $14,126          $13,538
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05)(4)                    +7.91%           +14.99%          +10.69%
---------------------------------------------------------------------------------------------------------
     Distribution Rate(5)                 1.64%
---------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)         1.92%
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


20 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (11/1/95-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        FRANKLIN                                     LIPPER EQUITY
                         EQUITY          RUSSELL                      INCOME FUNDS
                         INCOME         1000 VALUE      S&P 500      CLASSIFICATION
      DATE                FUND           INDEX(7)       INDEX(7)       AVERAGE(7)         CPI(7)
----------------     --------------    ------------    ----------    --------------    ------------
    11/1/1995            $ 9,423         $10,000        $10,000         $10,000           $10,000
   11/30/1995            $ 9,741         $10,506        $10,438         $10,435           $ 9,993
   12/31/1995            $10,122         $10,771        $10,640         $10,747           $ 9,987
    1/31/1996            $10,361         $11,106        $11,001         $11,000           $10,046
    2/29/1996            $10,265         $11,190        $11,104         $11,038           $10,078
    3/31/1996            $10,344         $11,380        $11,211         $11,173           $10,130
    4/30/1996            $10,372         $11,424        $11,376         $11,269           $10,169
    5/31/1996            $10,451         $11,567        $11,669         $11,432           $10,189
    6/30/1996            $10,616         $11,576        $11,713         $11,497           $10,195
    7/31/1996            $10,231         $11,139        $11,196         $11,095           $10,215
    8/31/1996            $10,396         $11,457        $11,432         $11,356           $10,234
    9/30/1996            $10,648         $11,913        $12,075         $11,741           $10,267
   10/31/1996            $10,867         $12,374        $12,408         $12,011           $10,299
   11/30/1996            $11,365         $13,271        $13,345         $12,650           $10,319
   12/31/1996            $11,410         $13,101        $13,081         $12,589           $10,319
    1/31/1997            $11,711         $13,737        $13,898         $13,014           $10,351
    2/28/1997            $11,944         $13,938        $14,007         $13,180           $10,384
    3/31/1997            $11,739         $13,437        $13,432         $12,798           $10,410
    4/30/1997            $11,817         $14,002        $14,233         $13,142           $10,423
    5/31/1997            $12,439         $14,784        $15,099         $13,857           $10,416
    6/30/1997            $12,806         $15,418        $15,775         $14,379           $10,429
    7/31/1997            $13,418         $16,578        $17,030         $15,197           $10,442
    8/31/1997            $13,211         $15,988        $16,077         $14,717           $10,462
    9/30/1997            $13,889         $16,954        $16,957         $15,453           $10,488
   10/31/1997            $13,519         $16,480        $16,391         $15,053           $10,514
   11/30/1997            $14,116         $17,209        $17,149         $15,620           $10,507
   12/31/1997            $14,515         $17,711        $17,443         $16,031           $10,494
    1/31/1998            $14,414         $17,460        $17,636         $15,981           $10,514
    2/28/1998            $14,968         $18,636        $18,907         $16,766           $10,534
    3/31/1998            $15,759         $19,776        $19,875         $17,579           $10,553
    4/30/1998            $15,553         $19,908        $20,075         $17,547           $10,573
    5/31/1998            $15,317         $19,613        $19,730         $17,277           $10,592
    6/30/1998            $15,289         $19,864        $20,531         $17,415           $10,605
    7/31/1998            $14,858         $19,514        $20,313         $16,997           $10,618
    8/31/1998            $13,677         $16,610        $17,379         $15,106           $10,631
    9/30/1998            $14,397         $17,563        $18,492         $15,985           $10,644
   10/31/1998            $15,000         $18,923        $19,995         $16,926           $10,670
   11/30/1998            $15,483         $19,805        $21,207         $17,580           $10,670
   12/31/1998            $15,486         $20,479        $22,428         $18,079           $10,664
    1/31/1999            $15,192         $20,643        $23,365         $17,907           $10,690
    2/28/1999            $14,929         $20,351        $22,639         $17,570           $10,703
    3/31/1999            $15,123         $20,772        $23,545         $17,946           $10,735
    4/30/1999            $16,319         $22,713        $24,457         $19,242           $10,813
    5/31/1999            $16,498         $22,463        $23,880         $19,133           $10,813
    6/30/1999            $16,694         $23,115        $25,204         $19,674           $10,813
    7/31/1999            $16,240         $22,438        $24,418         $19,170           $10,846
    8/31/1999            $15,851         $21,606        $24,297         $18,678           $10,872
    9/30/1999            $15,412         $20,851        $23,632         $18,033           $10,924
   10/31/1999            $15,735         $22,051        $25,127         $18,720           $10,943
   11/30/1999            $15,565         $21,878        $25,638         $18,597           $10,950
   12/31/1999            $15,609         $21,984        $27,147         $18,768           $10,950
    1/31/2000            $15,125         $21,267        $25,783         $18,167           $10,982
    2/29/2000            $14,320         $19,687        $25,296         $17,117           $11,047
    3/31/2000            $15,685         $22,089        $27,769         $18,767           $11,139
    4/30/2000            $15,849         $21,832        $26,933         $18,732           $11,145
    5/31/2000            $16,173         $22,062        $26,382         $19,103           $11,158
    6/30/2000            $15,816         $21,054        $27,033         $18,657           $11,217
    7/31/2000            $15,962         $21,317        $26,610         $18,730           $11,243
    8/31/2000            $17,089         $22,503        $28,262         $19,807           $11,243
    9/30/2000            $17,344         $22,709        $26,771         $19,974           $11,301
   10/31/2000            $17,945         $23,267        $26,657         $20,339           $11,321
   11/30/2000            $17,558         $22,404        $24,557         $19,711           $11,327
   12/31/2000            $18,513         $23,526        $24,678         $20,743           $11,321
    1/31/2001            $18,702         $23,616        $25,553         $20,806           $11,392
    2/28/2001            $18,322         $22,960        $23,224         $20,236           $11,438
    3/31/2001            $17,755         $22,148        $21,754         $19,590           $11,464
    4/30/2001            $18,611         $23,235        $23,443         $20,636           $11,509
    5/31/2001            $18,895         $23,757        $23,600         $20,971           $11,561
    6/30/2001            $18,587         $23,230        $23,026         $20,423           $11,581
    7/31/2001            $18,835         $23,180        $22,799         $20,374           $11,548
    8/31/2001            $18,346         $22,252        $21,373         $19,734           $11,548
    9/30/2001            $16,951         $20,686        $19,648         $18,485           $11,601
   10/31/2001            $16,829         $20,508        $20,022         $18,483           $11,561
   11/30/2001            $17,846         $21,700        $21,558         $19,417           $11,542
   12/31/2001            $18,266         $22,211        $21,747         $19,786           $11,496
    1/31/2002            $18,230         $22,040        $21,430         $19,594           $11,522
    2/28/2002            $18,464         $22,075        $21,016         $19,717           $11,568
    3/31/2002            $19,024         $23,120        $21,807         $20,463           $11,633
    4/30/2002            $18,448         $22,327        $20,485         $19,826           $11,698
    5/31/2002            $18,672         $22,439        $20,335         $19,800           $11,698
    6/30/2002            $17,541         $21,150        $18,887         $18,632           $11,705
    7/31/2002            $16,099         $19,184        $17,415         $17,155           $11,718
    8/31/2002            $16,199         $19,329        $17,529         $17,314           $11,757
    9/30/2002            $14,262         $17,180        $15,626         $15,538           $11,776
   10/31/2002            $15,074         $18,453        $17,000         $16,391           $11,796
   11/30/2002            $16,114         $19,615        $17,999         $17,345           $11,796
   12/31/2002            $15,507         $18,763        $16,942         $16,739           $11,770
    1/31/2003            $14,887         $18,309        $16,499         $16,254           $11,822
    2/28/2003            $14,318         $17,821        $16,252         $15,835           $11,913
    3/31/2003            $14,310         $17,850        $16,408         $15,858           $11,984
    4/30/2003            $15,392         $19,422        $17,760         $17,052           $11,958
    5/31/2003            $16,437         $20,675        $18,695         $18,118           $11,939
    6/30/2003            $16,706         $20,934        $18,934         $18,341           $11,952
    7/31/2003            $16,758         $21,246        $19,267         $18,541           $11,965
    8/31/2003            $16,981         $21,577        $19,642         $18,825           $12,010
    9/30/2003            $16,913         $21,366        $19,435         $18,689           $12,049
   10/31/2003            $17,897         $22,674        $20,533         $19,609           $12,036
   11/30/2003            $18,120         $22,981        $20,714         $19,871           $12,004
   12/31/2003            $19,366         $24,398        $21,799         $21,058           $11,991
    1/31/2004            $19,650         $24,827        $22,199         $21,325           $12,049
    2/29/2004            $19,955         $25,359        $22,508         $21,741           $12,115
    3/31/2004            $19,665         $25,137        $22,168         $21,528           $12,193
    4/30/2004            $19,404         $24,523        $21,821         $21,136           $12,232
    5/31/2004            $19,529         $24,773        $22,120         $21,257           $12,303
    6/30/2004            $19,988         $25,358        $22,550         $21,731           $12,342
    7/31/2004            $19,625         $25,001        $21,803         $21,307           $12,323
    8/31/2004            $19,893         $25,356        $21,891         $21,565           $12,329
    9/30/2004            $20,007         $25,749        $22,128         $21,867           $12,355
   10/31/2004            $20,051         $26,177        $22,466         $22,112           $12,420
   11/30/2004            $20,832         $27,501        $23,375         $23,098           $12,427
   12/31/2004            $21,393         $28,422        $24,170         $23,791           $12,381
    1/31/2005            $20,983         $27,917        $23,581         $23,365           $12,407
    2/28/2005            $21,729         $28,843        $24,077         $24,091           $12,479
    3/31/2005            $21,193         $28,447        $23,651         $23,701           $12,576
    4/30/2005            $20,937         $27,937        $23,202         $23,315           $12,661
    5/31/2005            $21,220         $28,610        $23,940         $23,804           $12,648
    6/30/2005            $21,347         $28,923        $23,974         $24,047           $12,655
    7/31/2005            $21,672         $29,760        $24,866         $24,802           $12,713
    8/31/2005            $21,602         $29,631        $24,639         $24,661           $12,778
    9/30/2005            $21,834         $30,047        $24,838         $24,866           $12,934
   10/31/2005            $21,439         $29,283        $24,424         $24,363           $12,960

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
 CLASS A                         10/31/05
------------------------------------------
 1-Year                             +0.80%
------------------------------------------
 5-Year                             +2.40%
------------------------------------------
 10-Year                            +7.92%
------------------------------------------

CLASS B (1/1/99-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        FRANKLIN                                     LIPPER EQUITY
                         EQUITY          RUSSELL                      INCOME FUNDS
                         INCOME         1000 VALUE      S&P 500      CLASSIFICATION
      DATE                FUND           INDEX(7)       INDEX(7)       AVERAGE(7)         CPI(7)
----------------     --------------    ------------    ----------    --------------    ------------
     1/1/1999            $10,000         $10,000        $10,000         $10,000           $10,000
    1/31/1999            $ 9,805         $10,080        $10,418         $ 9,905           $10,024
    2/28/1999            $ 9,629         $ 9,938        $10,094         $ 9,719           $10,037
    3/31/1999            $ 9,748         $10,143        $10,498         $ 9,927           $10,067
    4/30/1999            $10,513         $11,091        $10,905         $10,643           $10,140
    5/31/1999            $10,617         $10,969        $10,647         $10,583           $10,140
    6/30/1999            $10,732         $11,287        $11,238         $10,882           $10,140
    7/31/1999            $10,435         $10,957        $10,887         $10,604           $10,171
    8/31/1999            $10,179         $10,550        $10,834         $10,331           $10,195
    9/30/1999            $ 9,885         $10,181        $10,537         $ 9,975           $10,244
   10/31/1999            $10,087         $10,767        $11,203         $10,355           $10,262
   11/30/1999            $ 9,966         $10,683        $11,431         $10,286           $10,268
   12/31/1999            $10,000         $10,735        $12,104         $10,381           $10,268
    1/31/2000            $ 9,677         $10,385        $11,496         $10,049           $10,299
    2/29/2000            $ 9,160         $ 9,613        $11,279         $ 9,468           $10,360
    3/31/2000            $10,023         $10,786        $12,381         $10,381           $10,445
    4/30/2000            $10,116         $10,660        $12,009         $10,361           $10,451
    5/31/2000            $10,317         $10,773        $11,763         $10,566           $10,464
    6/30/2000            $10,084         $10,280        $12,053         $10,320           $10,519
    7/31/2000            $10,171         $10,409        $11,865         $10,360           $10,543
    8/31/2000            $10,880         $10,988        $12,601         $10,956           $10,543
    9/30/2000            $11,043         $11,089        $11,936         $11,048           $10,598
   10/31/2000            $11,415         $11,361        $11,886         $11,250           $10,616
   11/30/2000            $11,162         $10,940        $10,949         $10,903           $10,622
   12/31/2000            $11,757         $11,488        $11,003         $11,474           $10,616
    1/31/2001            $11,876         $11,532        $11,393         $11,508           $10,683
    2/28/2001            $11,627         $11,211        $10,355         $11,193           $10,726
    3/31/2001            $11,258         $10,815        $ 9,699         $10,836           $10,750
    4/30/2001            $11,795         $11,346        $10,453         $11,415           $10,793
    5/31/2001            $11,969         $11,600        $10,523         $11,599           $10,842
    6/30/2001            $11,761         $11,343        $10,267         $11,297           $10,860
    7/31/2001            $11,911         $11,319        $10,166         $11,270           $10,830
    8/31/2001            $11,595         $10,866        $ 9,530         $10,916           $10,830
    9/30/2001            $10,709         $10,101        $ 8,760         $10,225           $10,879
   10/31/2001            $10,619         $10,014        $ 8,927         $10,224           $10,842
   11/30/2001            $11,255         $10,596        $ 9,612         $10,740           $10,824
   12/31/2001            $11,515         $10,846        $ 9,696         $10,944           $10,781
    1/31/2002            $11,486         $10,762        $ 9,555         $10,838           $10,805
    2/28/2002            $11,621         $10,779        $ 9,371         $10,906           $10,848
    3/31/2002            $11,975         $11,289        $ 9,723         $11,318           $10,909
    4/30/2002            $11,604         $10,902        $ 9,134         $10,966           $10,970
    5/31/2002            $11,738         $10,957        $ 9,067         $10,952           $10,970
    6/30/2002            $11,018         $10,328        $ 8,421         $10,306           $10,976
    7/31/2002            $10,108         $ 9,368        $ 7,765         $ 9,489           $10,988
    8/31/2002            $10,164         $ 9,438        $ 7,816         $ 9,577           $11,025
    9/30/2002            $ 8,945         $ 8,389        $ 6,967         $ 8,594           $11,043
   10/31/2002            $ 9,443         $ 9,010        $ 7,580         $ 9,066           $11,062
   11/30/2002            $10,096         $ 9,578        $ 8,025         $ 9,594           $11,062
   12/31/2002            $ 9,709         $ 9,162        $ 7,554         $ 9,259           $11,037
    1/31/2003            $ 9,309         $ 8,940        $ 7,357         $ 8,991           $11,086
    2/28/2003            $ 8,953         $ 8,702        $ 7,246         $ 8,759           $11,171
    3/31/2003            $ 8,936         $ 8,716        $ 7,316         $ 8,772           $11,239
    4/30/2003            $ 9,609         $ 9,484        $ 7,919         $ 9,432           $11,214
    5/31/2003            $10,252         $10,096        $ 8,335         $10,022           $11,196
    6/30/2003            $10,415         $10,222        $ 8,442         $10,145           $11,208
    7/31/2003            $10,442         $10,374        $ 8,591         $10,256           $11,220
    8/31/2003            $10,576         $10,536        $ 8,758         $10,413           $11,263
    9/30/2003            $10,527         $10,433        $ 8,665         $10,338           $11,300
   10/31/2003            $11,129         $11,072        $ 9,155         $10,846           $11,287
   11/30/2003            $11,261         $11,222        $ 9,236         $10,992           $11,257
   12/31/2003            $12,031         $11,913        $ 9,720         $11,648           $11,245
    1/31/2004            $12,202         $12,123        $ 9,898         $11,796           $11,300
    2/29/2004            $12,385         $12,383        $10,036         $12,026           $11,361
    3/31/2004            $12,196         $12,274        $ 9,884         $11,908           $11,434
    4/30/2004            $12,025         $11,974        $ 9,729         $11,691           $11,470
    5/31/2004            $12,095         $12,097        $ 9,863         $11,758           $11,538
    6/30/2004            $12,373         $12,382        $10,054         $12,020           $11,574
    7/31/2004            $12,139         $12,208        $ 9,722         $11,786           $11,556
    8/31/2004            $12,298         $12,382        $ 9,761         $11,928           $11,562
    9/30/2004            $12,362         $12,573        $ 9,866         $12,095           $11,586
   10/31/2004            $12,375         $12,783        $10,017         $12,231           $11,647
   11/30/2004            $12,852         $13,429        $10,422         $12,776           $11,653
   12/31/2004            $13,192         $13,878        $10,777         $13,159           $11,611
    1/31/2005            $12,930         $13,632        $10,514         $12,924           $11,635
    2/28/2005            $13,378         $14,084        $10,735         $13,326           $11,702
    3/31/2005            $13,044         $13,891        $10,545         $13,110           $11,794
    4/30/2005            $12,878         $13,642        $10,345         $12,896           $11,873
    5/31/2005            $13,051         $13,970        $10,674         $13,167           $11,861
    6/30/2005            $13,115         $14,123        $10,690         $13,301           $11,867
    7/31/2005            $13,307         $14,532        $11,087         $13,719           $11,922
    8/31/2005            $13,255         $14,469        $10,986         $13,641           $11,983
    9/30/2005            $13,390         $14,672        $11,075         $13,754           $12,129
   10/31/2005            $13,138         $14,299        $10,890         $13,476           $12,154

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
 CLASS B                         10/31/05
------------------------------------------
 1-Year                             +2.17%
------------------------------------------
 5-Year                             +2.49%
------------------------------------------
 Since Inception (1/1/99)           +4.07%
------------------------------------------


                                                              Annual Report | 21

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
 CLASS C                          10/31/05
-------------------------------------------
 1-Year                             +5.16%
-------------------------------------------
 5-Year                             +2.84%
-------------------------------------------
 10-Year                            +7.75%
-------------------------------------------

CLASS C (11/1/95-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        FRANKLIN                                     LIPPER EQUITY
                         EQUITY          RUSSELL                      INCOME FUNDS
                         INCOME         1000 VALUE      S&P 500      CLASSIFICATION
      DATE                FUND           INDEX(7)       INDEX(7)       AVERAGE(7)         CPI(7)
----------------     --------------    ------------    ----------    --------------    ------------
    11/1/1995            $10,000         $10,000        $10,000         $10,000           $10,000
   11/30/1995            $10,347         $10,506        $10,438         $10,435            $9,993
   12/31/1995            $10,716         $10,771        $10,640         $10,747            $9,987
    1/31/1996            $10,973         $11,106        $11,001         $11,000           $10,046
    2/29/1996            $10,867         $11,190        $11,104         $11,038           $10,078
    3/31/1996            $10,947         $11,380        $11,211         $11,173           $10,130
    4/30/1996            $10,973         $11,424        $11,376         $11,269           $10,169
    5/31/1996            $11,046         $11,567        $11,669         $11,432           $10,189
    6/30/1996            $11,216         $11,576        $11,713         $11,497           $10,195
    7/31/1996            $10,804         $11,139        $11,196         $11,095           $10,215
    8/31/1996            $10,966         $11,457        $11,432         $11,356           $10,234
    9/30/1996            $11,226         $11,913        $12,075         $11,741           $10,267
   10/31/1996            $11,446         $12,374        $12,408         $12,011           $10,299
   11/30/1996            $11,959         $13,271        $13,345         $12,650           $10,319
   12/31/1996            $12,004         $13,101        $13,081         $12,589           $10,319
    1/31/1997            $12,312         $13,737        $13,898         $13,014           $10,351
    2/28/1997            $12,550         $13,938        $14,007         $13,180           $10,384
    3/31/1997            $12,333         $13,437        $13,432         $12,798           $10,410
    4/30/1997            $12,403         $14,002        $14,233         $13,142           $10,423
    5/31/1997            $13,044         $14,784        $15,099         $13,857           $10,416
    6/30/1997            $13,417         $15,418        $15,775         $14,379           $10,429
    7/31/1997            $14,051         $16,578        $17,030         $15,197           $10,442
    8/31/1997            $13,819         $15,988        $16,077         $14,717           $10,462
    9/30/1997            $14,529         $16,954        $16,957         $15,453           $10,488
   10/31/1997            $14,125         $16,480        $16,391         $15,053           $10,514
   11/30/1997            $14,742         $17,209        $17,149         $15,620           $10,507
   12/31/1997            $15,150         $17,711        $17,443         $16,031           $10,494
    1/31/1998            $15,035         $17,460        $17,636         $15,981           $10,514
    2/28/1998            $15,604         $18,636        $18,907         $16,766           $10,534
    3/31/1998            $16,421         $19,776        $19,875         $17,579           $10,553
    4/30/1998            $16,188         $19,908        $20,075         $17,547           $10,573
    5/31/1998            $15,931         $19,613        $19,730         $17,277           $10,592
    6/30/1998            $15,900         $19,864        $20,531         $17,415           $10,605
    7/31/1998            $15,441         $19,514        $20,313         $16,997           $10,618
    8/31/1998            $14,202         $16,610        $17,379         $15,106           $10,631
    9/30/1998            $14,942         $17,563        $18,492         $15,985           $10,644
   10/31/1998            $15,560         $18,923        $19,995         $16,926           $10,670
   11/30/1998            $16,054         $19,805        $21,207         $17,580           $10,670
   12/31/1998            $16,039         $20,479        $22,428         $18,079           $10,664
    1/31/1999            $15,732         $20,643        $23,365         $17,907           $10,690
    2/28/1999            $15,450         $20,351        $22,639         $17,570           $10,703
    3/31/1999            $15,641         $20,772        $23,545         $17,946           $10,735
    4/30/1999            $16,871         $22,713        $24,457         $19,242           $10,813
    5/31/1999            $17,038         $22,463        $23,880         $19,133           $10,813
    6/30/1999            $17,231         $23,115        $25,204         $19,674           $10,813
    7/31/1999            $16,752         $22,438        $24,418         $19,170           $10,846
    8/31/1999            $16,339         $21,606        $24,297         $18,678           $10,872
    9/30/1999            $15,876         $20,851        $23,632         $18,033           $10,924
   10/31/1999            $16,199         $22,051        $25,127         $18,720           $10,943
   11/30/1999            $16,013         $21,878        $25,638         $18,597           $10,950
   12/31/1999            $16,047         $21,984        $27,147         $18,768           $10,950
    1/31/2000            $15,536         $21,267        $25,783         $18,167           $10,982
    2/29/2000            $14,703         $19,687        $25,296         $17,117           $11,047
    3/31/2000            $16,097         $22,089        $27,769         $18,767           $11,139
    4/30/2000            $16,255         $21,832        $26,933         $18,732           $11,145
    5/31/2000            $16,578         $22,062        $26,382         $19,103           $11,158
    6/30/2000            $16,202         $21,054        $27,033         $18,657           $11,217
    7/31/2000            $16,342         $21,317        $26,610         $18,730           $11,243
    8/31/2000            $17,481         $22,503        $28,262         $19,807           $11,243
    9/30/2000            $17,741         $22,709        $26,771         $19,974           $11,301
   10/31/2000            $18,347         $23,267        $26,657         $20,339           $11,321
   11/30/2000            $17,940         $22,404        $24,557         $19,711           $11,327
   12/31/2000            $18,896         $23,526        $24,678         $20,743           $11,321
    1/31/2001            $19,077         $23,616        $25,553         $20,806           $11,392
    2/28/2001            $18,676         $22,960        $23,224         $20,236           $11,438
    3/31/2001            $18,094         $22,148        $21,754         $19,590           $11,464
    4/30/2001            $18,956         $23,235        $23,443         $20,636           $11,509
    5/31/2001            $19,224         $23,757        $23,600         $20,971           $11,561
    6/30/2001            $18,899         $23,230        $23,026         $20,423           $11,581
    7/31/2001            $19,140         $23,180        $22,799         $20,374           $11,548
    8/31/2001            $18,630         $22,252        $21,373         $19,734           $11,548
    9/30/2001            $17,198         $20,686        $19,648         $18,485           $11,601
   10/31/2001            $17,062         $20,508        $20,022         $18,483           $11,561
   11/30/2001            $18,085         $21,700        $21,558         $19,417           $11,542
   12/31/2001            $18,502         $22,211        $21,747         $19,786           $11,496
    1/31/2002            $18,455         $22,040        $21,430         $19,594           $11,522
    2/28/2002            $18,672         $22,075        $21,016         $19,717           $11,568
    3/31/2002            $19,230         $23,120        $21,807         $20,463           $11,633
    4/30/2002            $18,644         $22,327        $20,485         $19,826           $11,698
    5/31/2002            $18,851         $22,439        $20,335         $19,800           $11,698
    6/30/2002            $17,704         $21,150        $18,887         $18,632           $11,705
    7/31/2002            $16,242         $19,184        $17,415         $17,155           $11,718
    8/31/2002            $16,331         $19,329        $17,529         $17,314           $11,757
    9/30/2002            $14,374         $17,180        $15,626         $15,538           $11,776
   10/31/2002            $15,174         $18,453        $17,000         $16,391           $11,796
   11/30/2002            $16,223         $19,615        $17,999         $17,345           $11,796
   12/31/2002            $15,593         $18,763        $16,942         $16,739           $11,770
    1/31/2003            $14,961         $18,309        $16,499         $16,254           $11,822
    2/28/2003            $14,379         $17,821        $16,252         $15,835           $11,913
    3/31/2003            $14,362         $17,850        $16,408         $15,858           $11,984
    4/30/2003            $15,442         $19,422        $17,760         $17,052           $11,958
    5/31/2003            $16,475         $20,675        $18,695         $18,118           $11,939
    6/30/2003            $16,736         $20,934        $18,934         $18,341           $11,952
    7/31/2003            $16,769         $21,246        $19,267         $18,541           $11,965
    8/31/2003            $16,992         $21,577        $19,642         $18,825           $12,010
    9/30/2003            $16,913         $21,366        $19,435         $18,689           $12,049
   10/31/2003            $17,879         $22,674        $20,533         $19,609           $12,036
   11/30/2003            $18,092         $22,981        $20,714         $19,871           $12,004
   12/31/2003            $19,328         $24,398        $21,799         $21,058           $11,991
    1/31/2004            $19,591         $24,827        $22,199         $21,325           $12,049
    2/29/2004            $19,895         $25,359        $22,508         $21,741           $12,115
    3/31/2004            $19,592         $25,137        $22,168         $21,528           $12,193
    4/30/2004            $19,318         $24,523        $21,821         $21,136           $12,232
    5/31/2004            $19,430         $24,773        $22,120         $21,257           $12,303
    6/30/2004            $19,866         $25,358        $22,550         $21,731           $12,342
    7/31/2004            $19,501         $25,001        $21,803         $21,307           $12,323
    8/31/2004            $19,756         $25,356        $21,891         $21,565           $12,329
    9/30/2004            $19,858         $25,749        $22,128         $21,867           $12,355
   10/31/2004            $19,879         $26,177        $22,466         $22,112           $12,420
   11/30/2004            $20,644         $27,501        $23,375         $23,098           $12,427
   12/31/2004            $21,190         $28,422        $24,170         $23,791           $12,381
    1/31/2005            $20,770         $27,917        $23,581         $23,365           $12,407
    2/28/2005            $21,489         $28,843        $24,077         $24,091           $12,479
    3/31/2005            $20,953         $28,447        $23,651         $23,701           $12,576
    4/30/2005            $20,686         $27,937        $23,202         $23,315           $12,661
    5/31/2005            $20,963         $28,610        $23,940         $23,804           $12,648
    6/30/2005            $21,065         $28,923        $23,974         $24,047           $12,655
    7/31/2005            $21,374         $29,760        $24,866         $24,802           $12,713
    8/31/2005            $21,291         $29,631        $24,639         $24,661           $12,778
    9/30/2005            $21,507         $30,047        $24,838         $24,866           $12,934
   10/31/2005            $21,104         $29,283        $24,424         $24,363           $12,960

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
 CLASS R                          10/31/05
-------------------------------------------
 1-Year                             +5.71%
-------------------------------------------
 3-Year                            +12.20%
-------------------------------------------
 Since Inception (8/1/02)           +9.77%
-------------------------------------------

CLASS R (8/1/02-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        FRANKLIN                                     LIPPER EQUITY
                         EQUITY          RUSSELL                      INCOME FUNDS
                         INCOME         1000 VALUE      S&P 500      CLASSIFICATION
      DATE                FUND           INDEX(7)       INDEX(7)       AVERAGE(7)         CPI(7)
----------------     --------------    ------------    ----------    --------------    ------------
     8/1/2002            $10,000         $10,000        $10,000         $10,000           $10,000
    8/31/2002            $10,303         $10,076        $10,065         $10,093           $10,033
    9/30/2002            $ 9,070         $ 8,955        $ 8,973         $ 9,057           $10,050
   10/31/2002            $ 9,584         $ 9,619        $ 9,762         $ 9,555           $10,067
   11/30/2002            $10,247         $10,225        $10,336         $10,111           $10,067
   12/31/2002            $ 9,855         $ 9,781        $ 9,729         $ 9,758           $10,044
    1/31/2003            $ 9,460         $ 9,544        $ 9,474         $ 9,475           $10,089
    2/28/2003            $ 9,097         $ 9,289        $ 9,332         $ 9,230           $10,167
    3/31/2003            $ 9,090         $ 9,305        $ 9,422         $ 9,244           $10,228
    4/30/2003            $ 9,782         $10,124        $10,198         $ 9,940           $10,205
    5/31/2003            $10,437         $10,777        $10,735         $10,562           $10,189
    6/30/2003            $10,606         $10,912        $10,872         $10,692           $10,200
    7/31/2003            $10,637         $11,075        $11,064         $10,808           $10,211
    8/31/2003            $10,776         $11,247        $11,279         $10,974           $10,250
    9/30/2003            $10,732         $11,137        $11,160         $10,895           $10,283
   10/31/2003            $11,353         $11,819        $11,791         $11,431           $10,272
   11/30/2003            $11,492         $11,979        $11,894         $11,584           $10,244
   12/31/2003            $12,279         $12,718        $12,518         $12,275           $10,233
    1/31/2004            $12,457         $12,941        $12,747         $12,431           $10,283
    2/29/2004            $12,648         $13,219        $12,924         $12,674           $10,339
    3/31/2004            $12,468         $13,103        $12,729         $12,549           $10,405
    4/30/2004            $12,294         $12,783        $12,530         $12,321           $10,439
    5/31/2004            $12,370         $12,913        $12,702         $12,391           $10,500
    6/30/2004            $12,658         $13,218        $12,948         $12,668           $10,533
    7/31/2004            $12,425         $13,032        $12,520         $12,420           $10,516
    8/31/2004            $12,599         $13,217        $12,570         $12,571           $10,522
    9/30/2004            $12,662         $13,422        $12,706         $12,747           $10,544
   10/31/2004            $12,687         $13,645        $12,900         $12,890           $10,600
   11/30/2004            $13,179         $14,335        $13,422         $13,464           $10,605
   12/31/2004            $13,531         $14,815        $13,879         $13,868           $10,566
    1/31/2005            $13,268         $14,552        $13,540         $13,620           $10,589
    2/28/2005            $13,737         $15,035        $13,825         $14,044           $10,650
    3/31/2005            $13,396         $14,828        $13,581         $13,816           $10,733
    4/30/2005            $13,231         $14,563        $13,323         $13,591           $10,805
    5/31/2005            $13,413         $14,913        $13,747         $13,876           $10,794
    6/30/2005            $13,485         $15,077        $13,766         $14,018           $10,800
    7/31/2005            $13,688         $15,513        $14,278         $14,458           $10,850
    8/31/2005            $13,646         $15,445        $14,148         $14,376           $10,905
    9/30/2005            $13,790         $15,662        $14,263         $14,495           $11,038
   10/31/2005            $13,538         $15,264        $14,025         $14,202           $11,061


22 | Annual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C and R) per share on 10/31/05.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/05.

(7) Sources: Standard & Poor's Micropal; Lipper Inc. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Lipper Equity Income Funds Classification Average is calculated by averaging the total return of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 10/31/05, there were 219 funds in this category. Lipper calculations do not include sales charges. The Fund's performance relative to the average may have differed if these and other factors had been considered.


                                                              Annual Report | 23

YOUR FUND'S EXPENSES

FRANKLIN EQUITY INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


24 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
  CLASS A                                    VALUE 4/30/05     VALUE 10/31/05    PERIOD* 4/30/05-10/31/05
-----------------------------------------------------------------------------------------------------------
  Actual                                        $1,000           $1,069.20                $4.90
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)      $1,000           $1,020.47                $4.79
-----------------------------------------------------------------------------------------------------------
  CLASS B
-----------------------------------------------------------------------------------------------------------
  Actual                                        $1,000           $1,061.70                $8.73
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)      $1,000           $1,016.74                $8.54
-----------------------------------------------------------------------------------------------------------
  CLASS C
-----------------------------------------------------------------------------------------------------------
  Actual                                        $1,000           $1,061.60                $8.78
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)      $1,000           $1,016.69                $8.59
-----------------------------------------------------------------------------------------------------------
  CLASS R
-----------------------------------------------------------------------------------------------------------
  Actual                                        $1,000           $1,067.10                $6.20
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)      $1,000           $1,019.21                $6.06
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.94%;
B: 1.68%; C: 1.69%; and R: 1.19%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 25

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with as high a level of current income as is consistent with prudent investing, while seeking to preserve shareholders' capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies or instrumentalities.(1) Some of the Fund's investments may include securities issued by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac.(2)

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Limited Maturity U.S. Government Securities Fund
Based on Total Net Assets as of 10/31/05

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government and Agency Securities ................................    50.3%
Mortgage-Backed Securities ...........................................    46.2%
Short-Term Investments & Other Net Assets ............................     3.5%

--------------------------------------------------------------------------------

This annual report for Franklin Limited Maturity U.S. Government Securities Fund covers the fiscal year ended October 31, 2005.

(1) In determining a security's maturity for the purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

(2) U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to timely payment of principal and interest. Although U.S. government sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 46.


26 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Limited Maturity U.S. Government Securities Fund
11/1/04-10/31/05

--------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                                 -----------------------------
  MONTH                                           CLASS A        ADVISOR CLASS
--------------------------------------------------------------------------------
  November                                       2.60 cents         2.68 cents
--------------------------------------------------------------------------------
  December                                       2.70 cents         2.78 cents
--------------------------------------------------------------------------------
  January                                        2.60 cents         2.68 cents
--------------------------------------------------------------------------------
  February                                       2.60 cents         2.68 cents
--------------------------------------------------------------------------------
  March                                          2.60 cents         2.69 cents
--------------------------------------------------------------------------------
  April                                          2.80 cents         2.89 cents
--------------------------------------------------------------------------------
  May                                            2.80 cents         2.89 cents
--------------------------------------------------------------------------------
  June                                           2.80 cents         2.88 cents
--------------------------------------------------------------------------------
  July                                           2.90 cents         2.98 cents
--------------------------------------------------------------------------------
  August                                         3.00 cents         3.08 cents
--------------------------------------------------------------------------------
  September                                      3.00 cents         3.08 cents
--------------------------------------------------------------------------------
  October                                        3.00 cents         3.08 cents
--------------------------------------------------------------------------------
  TOTAL                                         33.40 CENTS        34.39 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Limited Maturity U.S. Government Securities Fund - Class A posted a -0.16% cumulative total return. The Fund underperformed its benchmark, the Lehman Brothers 1-5 Year U.S. Treasury Index, which posted a 0.05% total return for the same period.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 30.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

(3) Source: Lehman Brothers Inc. The Lehman Brothers 1-5 Year U.S. Treasury Index includes U.S. Treasury securities. The index excludes all U.S. Treasury bills, flower bonds, targeted investor notes (TINs), and state and local government series (SLGS). All issues included must have one to five years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                              Annual Report | 27

ECONOMIC AND MARKET OVERVIEW

The economy continued to grow at a healthy pace during the year under review. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.1% (not adjusted for inflation) in October 2005 compared with the same month a year earlier, which supported U.S. economic growth.(4)

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates continued to allow many companies easy access to capital, and ample cash also helped some companies to support their spending plans. Although productivity growth slowed somewhat, it would make sense for businesses to continue spending on productivity enhancing technologies to improve their business performance.

Oil prices increased substantially during the period amid concerns about potential long-term supply limitations in the face of expected strong global demand growth, especially from China and India. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended October 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index (CPI), which was lower than the 2.2% 10-year average.(5) The Federal Reserve Board
(Fed) noted in its most recent statement that there would be some near-term economic effects due to the recent hurricanes. However, acknowledging the economy's strength as well as potential inflationary pressure from high energy prices, the Fed raised the federal funds target rate to 3.75% from 1.75% during the 12-month period and indicated "measured" increases could follow.

The 10-year Treasury note yield rose from 4.05% at the beginning of the period to 4.57% on October 31, 2005. Although core inflationary pressures appeared relatively well contained, the U.S. economy's resilience caused some concern about future pricing pressures. Some market participants also pointed to the upcoming change in the Fed chairman as another possible catalyst for the 10-year Treasury's rise, as there is some market perception that Mr. Bernanke, the nominee for the next Fed chairman, may not be as aggressive as Mr. Greenspan at raising rates as long as inflation expectations remain low. However, Mr. Bernanke is reported to share many of Mr. Greenspan's economic philosophies. Furthermore, if Mr. Bernanke is confirmed, it is likely to take some time before his own approach to dealing with inflation is apparent.

(4)   Source: Bureau of Economic Analysis.

(5) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


28 | Annual Report

INVESTMENT STRATEGY

We currently maintain the portfolio's average dollar-weighted maturity between two and five years. The Fund's average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in short- to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities. Some of the Fund's investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac.(2) Our portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and nonproprietary research to help identify attractive investment opportunities.

MANAGER'S DISCUSSION

During the fiscal year under review, we decreased our weighting in agency debentures and Treasuries as we found better opportunities in the agency mortgage-backed sector. Favorable fundamentals, stronger income and relatively strong historical risk-adjusted returns are some of the reasons we preferred this sector across different cycles during the reporting period.

In the mortgage-backed securities sector, we used our research to uncover areas of the markets across the coupon spectrum where we thought mortgage risk may have offered value. During the review period, we found value in the hybrid adjustable rate mortgage (ARM) marketplace.

Thank you for your continued participation in Franklin Limited Maturity U.S. Government Securities Fund. We look forward to serving your future investment needs.


                            /s/ Kent Burns

[PHOTO OMITTED]             Kent Burns
                            Portfolio Manager
                            Franklin Limited Maturity
                            U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 29

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: FRGVX)                                 CHANGE          10/31/05         10/31/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                   -$0.35             $9.91           $10.26
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/04-10/31/05)
-----------------------------------------------------------------------------------------------------
  Dividend Income                         $0.3340
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS (SYMBOL: FSUAX)                           CHANGE          10/31/05         10/31/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                   -$0.34             $9.90           $10.24
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/04-10/31/05)
-----------------------------------------------------------------------------------------------------
  Dividend Income                         $0.3439
-----------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                              -0.16%           +20.89%          +55.04%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                          -2.44%            +3.40%           +4.24%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05)(3)                     -1.64%            +3.58%           +4.37%
-----------------------------------------------------------------------------------------------------
     Distribution Rate(4)                   3.55%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(5)           3.42%
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS(6)                                        1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                              +0.04%           +21.49%          +56.34%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                          +0.04%            +3.97%           +4.57%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05)(3)                     +0.66%            +4.15%           +4.69%
-----------------------------------------------------------------------------------------------------
     Distribution Rate(4)                   3.73%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(5)           3.60%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


30 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation rate.

CLASS A (11/1/95-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN LIMITED       LEHMAN BROTHERS
                       MATURITY U.S.           1-5 YEAR
                        GOVERNMENT           U.S. TREASURY
      DATE           SECURITIES FUND           INDEX(7)               CPI(7)
----------------     ----------------     -------------------     -------------
    11/1/1995            $ 9,773                 $10,000             $10,000
   11/30/1995            $ 9,856                 $10,104             $ 9,993
   12/31/1995            $ 9,929                 $10,192             $ 9,987
    1/31/1996            $ 9,992                 $10,284             $10,046
    2/29/1996            $ 9,951                 $10,214             $10,078
    3/31/1996            $ 9,929                 $10,181             $10,130
    4/30/1996            $ 9,926                 $10,172             $10,169
    5/31/1996            $ 9,934                 $10,179             $10,189
    6/30/1996            $10,010                 $10,266             $10,195
    7/31/1996            $10,037                 $10,302             $10,215
    8/31/1996            $10,065                 $10,329             $10,234
    9/30/1996            $10,152                 $10,440             $10,267
   10/31/1996            $10,259                 $10,584             $10,299
   11/30/1996            $10,347                 $10,682             $10,319
   12/31/1996            $10,325                 $10,656             $10,319
    1/31/1997            $10,363                 $10,703             $10,351
    2/28/1997            $10,382                 $10,722             $10,384
    3/31/1997            $10,359                 $10,689             $10,410
    4/30/1997            $10,439                 $10,791             $10,423
    5/31/1997            $10,509                 $10,869             $10,416
    6/30/1997            $10,579                 $10,953             $10,429
    7/31/1997            $10,701                 $11,114             $10,442
    8/31/1997            $10,699                 $11,099             $10,462
    9/30/1997            $10,781                 $11,200             $10,488
   10/31/1997            $10,863                 $11,306             $10,514
   11/30/1997            $10,871                 $11,329             $10,507
   12/31/1997            $10,954                 $11,414             $10,494
    1/31/1998            $11,069                 $11,548             $10,514
    2/28/1998            $11,067                 $11,544             $10,534
    3/31/1998            $11,097                 $11,582             $10,553
    4/30/1998            $11,149                 $11,638             $10,573
    5/31/1998            $11,201                 $11,708             $10,592
    6/30/1998            $11,253                 $11,775             $10,605
    7/31/1998            $11,306                 $11,826             $10,618
    8/31/1998            $11,454                 $12,013             $10,631
    9/30/1998            $11,615                 $12,240             $10,644
   10/31/1998            $11,665                 $12,290             $10,670
   11/30/1998            $11,637                 $12,258             $10,670
   12/31/1998            $11,671                 $12,299             $10,664
    1/31/1999            $11,717                 $12,351             $10,690
    2/28/1999            $11,617                 $12,239             $10,703
    3/31/1999            $11,686                 $12,325             $10,735
    4/30/1999            $11,710                 $12,360             $10,813
    5/31/1999            $11,654                 $12,319             $10,813
    6/30/1999            $11,678                 $12,354             $10,813
    7/31/1999            $11,668                 $12,382             $10,846
    8/31/1999            $11,694                 $12,417             $10,872
    9/30/1999            $11,802                 $12,505             $10,924
   10/31/1999            $11,841                 $12,527             $10,943
   11/30/1999            $11,856                 $12,540             $10,950
   12/31/1999            $11,848                 $12,532             $10,950
    1/31/2000            $11,797                 $12,509             $10,982
    2/29/2000            $11,889                 $12,599             $11,047
    3/31/2000            $11,969                 $12,707             $11,139
    4/30/2000            $11,989                 $12,719             $11,145
    5/31/2000            $11,986                 $12,773             $11,158
    6/30/2000            $12,164                 $12,932             $11,217
    7/31/2000            $12,233                 $13,015             $11,243
    8/31/2000            $12,353                 $13,128             $11,243
    9/30/2000            $12,475                 $13,234             $11,301
   10/31/2000            $12,535                 $13,310             $11,321
   11/30/2000            $12,669                 $13,461             $11,327
   12/31/2000            $12,842                 $13,655             $11,321
    1/31/2001            $12,991                 $13,828             $11,392
    2/28/2001            $13,077                 $13,936             $11,438
    3/31/2001            $13,164                 $14,052             $11,464
    4/30/2001            $13,175                 $14,051             $11,509
    5/31/2001            $13,224                 $14,120             $11,561
    6/30/2001            $13,235                 $14,167             $11,581
    7/31/2001            $13,423                 $14,374             $11,548
    8/31/2001            $13,522                 $14,482             $11,548
    9/30/2001            $13,725                 $14,759             $11,601
   10/31/2001            $13,889                 $14,936             $11,561
   11/30/2001            $13,753                 $14,838             $11,542
   12/31/2001            $13,695                 $14,808             $11,496
    1/31/2002            $13,782                 $14,848             $11,522
    2/28/2002            $13,892                 $14,943             $11,568
    3/31/2002            $13,762                 $14,777             $11,633
    4/30/2002            $13,939                 $14,994             $11,698
    5/31/2002            $14,010                 $15,080             $11,698
    6/30/2002            $14,108                 $15,236             $11,705
    7/31/2002            $14,270                 $15,490             $11,718
    8/31/2002            $14,391                 $15,594             $11,757
    9/30/2002            $14,513                 $15,808             $11,776
   10/31/2002            $14,566                 $15,823             $11,796
   11/30/2002            $14,496                 $15,718             $11,796
   12/31/2002            $14,702                 $15,938             $11,770
    1/31/2003            $14,694                 $15,913             $11,822
    2/28/2003            $14,825                 $16,031             $11,913
    3/31/2003            $14,816                 $16,051             $11,984
    4/30/2003            $14,864                 $16,083             $11,958
    5/31/2003            $14,968                 $16,228             $11,939
    6/30/2003            $14,960                 $16,233             $11,952
    7/31/2003            $14,692                 $16,028             $11,965
    8/31/2003            $14,736                 $16,035             $12,010
    9/30/2003            $14,933                 $16,273             $12,049
   10/31/2003            $14,846                 $16,164             $12,036
   11/30/2003            $14,858                 $16,152             $12,004
   12/31/2003            $14,956                 $16,266             $11,991
    1/31/2004            $15,012                 $16,319             $12,049
    2/29/2004            $15,115                 $16,438             $12,115
    3/31/2004            $15,176                 $16,524             $12,193
    4/30/2004            $14,932                 $16,252             $12,232
    5/31/2004            $14,877                 $16,220             $12,303
    6/30/2004            $14,909                 $16,234             $12,342
    7/31/2004            $14,972                 $16,315             $12,323
    8/31/2004            $15,123                 $16,493             $12,329
    9/30/2004            $15,113                 $16,486             $12,355
   10/31/2004            $15,177                 $16,557             $12,420
   11/30/2004            $15,097                 $16,427             $12,427
   12/31/2004            $15,137                 $16,484             $12,381
    1/31/2005            $15,146                 $16,474             $12,407
    2/28/2005            $15,095                 $16,397             $12,479
    3/31/2005            $15,044                 $16,379             $12,576
    4/30/2005            $15,146                 $16,518             $12,661
    5/31/2005            $15,233                 $16,605             $12,648
    6/30/2005            $15,260                 $16,643             $12,655
    7/31/2005            $15,168                 $16,542             $12,713
    8/31/2005            $15,289                 $16,688             $12,778
    9/30/2005            $15,213                 $16,600             $12,934
   10/31/2005            $15,153                 $16,565             $12,960

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS A                    10/31/05
-------------------------------------
 1-Year                       -2.44%
-------------------------------------
 5-Year                       +3.40%
-------------------------------------
 10-Year                      +4.24%
-------------------------------------

ADVISOR CLASS (11/1/95-10/31/05)(6)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN LIMITED       LEHMAN BROTHERS
                       MATURITY U.S.           1-5 YEAR
                        GOVERNMENT           U.S. TREASURY
      DATE           SECURITIES FUND           INDEX(7)               CPI(7)
----------------     ----------------     -------------------     -------------
    11/1/1995            $10,000                 $10,000             $10,000
   11/30/1995            $10,084                 $10,104             $ 9,993
   12/31/1995            $10,159                 $10,192             $ 9,987
    1/31/1996            $10,224                 $10,284             $10,046
    2/29/1996            $10,182                 $10,214             $10,078
    3/31/1996            $10,159                 $10,181             $10,130
    4/30/1996            $10,156                 $10,172             $10,169
    5/31/1996            $10,164                 $10,179             $10,189
    6/30/1996            $10,242                 $10,266             $10,195
    7/31/1996            $10,270                 $10,302             $10,215
    8/31/1996            $10,298                 $10,329             $10,234
    9/30/1996            $10,387                 $10,440             $10,267
   10/31/1996            $10,497                 $10,584             $10,299
   11/30/1996            $10,587                 $10,682             $10,319
   12/31/1996            $10,564                 $10,656             $10,319
    1/31/1997            $10,610                 $10,703             $10,351
    2/28/1997            $10,629                 $10,722             $10,384
    3/31/1997            $10,607                 $10,689             $10,410
    4/30/1997            $10,690                 $10,791             $10,423
    5/31/1997            $10,762                 $10,869             $10,416
    6/30/1997            $10,834                 $10,953             $10,429
    7/31/1997            $10,960                 $11,114             $10,442
    8/31/1997            $10,958                 $11,099             $10,462
    9/30/1997            $11,043                 $11,200             $10,488
   10/31/1997            $11,128                 $11,306             $10,514
   11/30/1997            $11,148                 $11,329             $10,507
   12/31/1997            $11,233                 $11,414             $10,494
    1/31/1998            $11,353                 $11,548             $10,514
    2/28/1998            $11,351                 $11,544             $10,534
    3/31/1998            $11,372                 $11,582             $10,553
    4/30/1998            $11,415                 $11,638             $10,573
    5/31/1998            $11,480                 $11,708             $10,592
    6/30/1998            $11,534                 $11,775             $10,605
    7/31/1998            $11,589                 $11,826             $10,618
    8/31/1998            $11,731                 $12,013             $10,631
    9/30/1998            $11,908                 $12,240             $10,644
   10/31/1998            $11,949                 $12,290             $10,670
   11/30/1998            $11,921                 $12,258             $10,670
   12/31/1998            $11,957                 $12,299             $10,664
    1/31/1999            $12,006                 $12,351             $10,690
    2/28/1999            $11,904                 $12,239             $10,703
    3/31/1999            $11,977                 $12,325             $10,735
    4/30/1999            $12,002                 $12,360             $10,813
    5/31/1999            $11,946                 $12,319             $10,813
    6/30/1999            $11,971                 $12,354             $10,813
    7/31/1999            $11,961                 $12,382             $10,846
    8/31/1999            $11,989                 $12,417             $10,872
    9/30/1999            $12,101                 $12,505             $10,924
   10/31/1999            $12,143                 $12,527             $10,943
   11/30/1999            $12,159                 $12,540             $10,950
   12/31/1999            $12,152                 $12,532             $10,950
    1/31/2000            $12,100                 $12,509             $10,982
    2/29/2000            $12,195                 $12,599             $11,047
    3/31/2000            $12,266                 $12,707             $11,139
    4/30/2000            $12,301                 $12,719             $11,145
    5/31/2000            $12,298                 $12,773             $11,158
    6/30/2000            $12,482                 $12,932             $11,217
    7/31/2000            $12,554                 $13,015             $11,243
    8/31/2000            $12,678                 $13,128             $11,243
    9/30/2000            $12,791                 $13,234             $11,301
   10/31/2000            $12,867                 $13,310             $11,321
   11/30/2000            $12,994                 $13,461             $11,327
   12/31/2000            $13,173                 $13,655             $11,321
    1/31/2001            $13,339                 $13,828             $11,392
    2/28/2001            $13,429                 $13,936             $11,438
    3/31/2001            $13,519                 $14,052             $11,464
    4/30/2001            $13,530                 $14,051             $11,509
    5/31/2001            $13,582                 $14,120             $11,561
    6/30/2001            $13,594                 $14,167             $11,581
    7/31/2001            $13,788                 $14,374             $11,548
    8/31/2001            $13,891                 $14,482             $11,548
    9/30/2001            $14,101                 $14,759             $11,601
   10/31/2001            $14,272                 $14,936             $11,561
   11/30/2001            $14,133                 $14,838             $11,542
   12/31/2001            $14,074                 $14,808             $11,496
    1/31/2002            $14,165                 $14,848             $11,522
    2/28/2002            $14,280                 $14,943             $11,568
    3/31/2002            $14,146                 $14,777             $11,633
    4/30/2002            $14,330                 $14,994             $11,698
    5/31/2002            $14,417                 $15,080             $11,698
    6/30/2002            $14,505                 $15,236             $11,705
    7/31/2002            $14,673                 $15,490             $11,718
    8/31/2002            $14,798                 $15,594             $11,757
    9/30/2002            $14,939                 $15,808             $11,776
   10/31/2002            $14,981                 $15,823             $11,796
   11/30/2002            $14,910                 $15,718             $11,796
   12/31/2002            $15,125                 $15,938             $11,770
    1/31/2003            $15,118                 $15,913             $11,822
    2/28/2003            $15,254                 $16,031             $11,913
    3/31/2003            $15,246                 $16,051             $11,984
    4/30/2003            $15,296                 $16,083             $11,958
    5/31/2003            $15,405                 $16,228             $11,939
    6/30/2003            $15,397                 $16,233             $11,952
    7/31/2003            $15,137                 $16,028             $11,965
    8/31/2003            $15,169                 $16,035             $12,010
    9/30/2003            $15,374                 $16,273             $12,049
   10/31/2003            $15,285                 $16,164             $12,036
   11/30/2003            $15,298                 $16,152             $12,004
   12/31/2003            $15,401                 $16,266             $11,991
    1/31/2004            $15,459                 $16,319             $12,049
    2/29/2004            $15,567                 $16,438             $12,115
    3/31/2004            $15,631                 $16,524             $12,193
    4/30/2004            $15,381                 $16,252             $12,232
    5/31/2004            $15,326                 $16,220             $12,303
    6/30/2004            $15,347                 $16,234             $12,342
    7/31/2004            $15,413                 $16,315             $12,323
    8/31/2004            $15,570                 $16,493             $12,329
    9/30/2004            $15,561                 $16,486             $12,355
   10/31/2004            $15,612                 $16,557             $12,420
   11/30/2004            $15,547                 $16,427             $12,427
   12/31/2004            $15,589                 $16,484             $12,381
    1/31/2005            $15,600                 $16,474             $12,407
    2/28/2005            $15,549                 $16,397             $12,479
    3/31/2005            $15,498                 $16,379             $12,576
    4/30/2005            $15,604                 $16,518             $12,661
    5/31/2005            $15,680                 $16,605             $12,648
    6/30/2005            $15,724                 $16,643             $12,655
    7/31/2005            $15,631                 $16,542             $12,713
    8/31/2005            $15,757                 $16,688             $12,778
    9/30/2005            $15,664                 $16,600             $12,934
   10/31/2005            $15,634                 $16,565             $12,960

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 ADVISOR CLASS(6)           10/31/05
-------------------------------------
 1-Year                       +0.04%
-------------------------------------
 5-Year                       +3.97%
-------------------------------------
 10-Year                      +4.57%
-------------------------------------


                                                              Annual Report | 31

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL ADVERSELY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS A FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THEREFORE, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/05.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/05.

(6) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +47.99% and +4.54%.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers 1-5 Year U.S. Treasury Index includes fixed U.S. Treasury securities. The index excludes all U.S. Treasury bills, flower bonds, targeted investor notes (TINs), and state and local government series
      (SLGS). All issues included must have one to five years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.


32 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
 CLASS A                                        VALUE 4/30/05    VALUE 10/31/05   PERIOD* 4/30/05-10/31/05
------------------------------------------------------------------------------------------------------------
 Actual                                            $1,000           $1,000.40               $4.13
------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before expenses)          $1,000           $1,021.07               $4.18
------------------------------------------------------------------------------------------------------------
 ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
 Actual                                            $1,000           $1,000.90               $3.63
------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before expenses)          $1,000           $1,021.58               $3.67
------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.82% and Advisor: 0.72%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


34 | Annual Report

FRANKLIN REAL RETURN FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Real Return Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle by allocating assets among inflation-indexed securities, investment grade and high yield fixed income securities, mortgage- and other asset-backed securities, and equity securities with high correlation to broad measures of inflation.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Real Return Fund
Based on Total Net Assets as of 10/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Treasury Inflation Protected Securities ..........................   62.0%
Foreign Government Debt Securities ....................................   12.7%
Natural Resources - Common Stocks* ....................................    8.3%
Real Estate Investment Trusts - Common Stocks .........................    4.0%
Corporate Bonds .......................................................    3.5%
Short-Term Investments & Other Net Assets .............................    9.5%

* In the SOI, the natural resources sector comprises energy minerals, industrial services, nonenergy minerals and process industries.

--------------------------------------------------------------------------------

This inaugural annual report for Franklin Real Return Fund covers the period from November 17, 2004, through October 31, 2005.

PERFORMANCE OVERVIEW

Franklin Real Return Fund - Class A posted a +3.53% cumulative total return for the period since inception on November 17, 2004, through October 31, 2005. The Fund underperformed its benchmark, the Consumer Price Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), which rose 4.32% for the same period.(1) You can find more of Fund's performance data in the Performance Summary beginning on page 39.

(1) Source: Standard & Poor's Micropal. The CPI, calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate. The all urban consumers group represents about 87% of the total U.S. population. It is based on the expenditures of almost all residents of urban or metropolitan areas, including professionals, the self-employed, the poor, the unemployed and retired persons as well as urban wage earners and clerical workers. The figure quoted is non-seasonally adjusted (NSA). The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 46.


                                                              Annual Report | 35

ECONOMIC AND MARKET OVERVIEW

The economy continued to grow at a healthy pace during the period under review. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.1% (not adjusted for inflation) in October 2005 compared with the same month a year earlier, which supported U.S. economic growth.(2)

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates continued to allow many companies easy access to capital, and ample cash also helped some companies to support their spending plans. Although productivity growth slowed somewhat, it would make sense for businesses to continue spending on productivity enhancing technologies to improve their business performance.

Oil prices increased substantially during the period amid concerns about potential long-term supply limitations in the face of expected strong global demand growth, especially from China and India. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended October 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index (CPI), which was lower than the 2.2% 10-year average.(3) The Federal Reserve Board
(Fed) noted in its most recent statement that there would be some near-term economic effects due to the recent hurricanes. However, acknowledging the economy's strength as well as potential inflationary pressure from high energy prices, the Fed raised the federal funds target rate to 3.75% from 1.75% during the 12-month period and indicated "measured" increases could follow.

The 10-year Treasury note yield rose from 4.14% on November 17, 2004, to 4.57% on October 31, 2005. Although core inflationary pressures appeared relatively well contained, the U.S. economy's resilience caused some concern about future pricing pressures. Some market participants also pointed to the upcoming change in the Fed chairman as another possible catalyst for the 10-year Treasury's rise, as there is some market perception that Mr. Bernanke, the nominee for the next Fed chairman, may not be as aggressive as Mr. Greenspan at raising rates as long as inflation expectations remain low. However, Mr. Bernanke is reported to share many of Mr. Greenspan's economic philosophies. Furthermore, if Mr. Bernanke is confirmed, it is likely to take some time before his own approach to dealing with inflation is apparent.

(2)   Source: Bureau of Economic Analysis.

(3) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


36 | Annual Report

DISTRIBUTIONS*
Franklin Real Return Fund
11/17/04-10/31/05

----------------------------------------------------------------------------------------------------
                                   CLASS A                              ADVISOR CLASS
                     -------------------------------------   -------------------------------------
                        NET        RETURN                       NET        RETURN
                     INVESTMENT      OF          TOTAL       INVESTMENT      OF          TOTAL
  MONTH               INCOME      CAPITAL    DISTRIBUTIONS     INCOME      CAPITAL   DISTRIBUTIONS
----------------------------------------------------------------------------------------------------
  December**            5.43          --         5.43           5.43           --         5.43
----------------------------------------------------------------------------------------------------
  January               1.33        0.05         1.38           1.33         0.05         1.38
----------------------------------------------------------------------------------------------------
  February              0.49        0.02         0.51           0.55         0.02         0.57
----------------------------------------------------------------------------------------------------
  March                 3.25        0.13         3.38           3.46         0.14         3.60
----------------------------------------------------------------------------------------------------
  April                 4.61        0.18         4.79           4.78         0.19         4.97
----------------------------------------------------------------------------------------------------
  May                   5.94        0.24         6.18           6.12         0.25         6.37
----------------------------------------------------------------------------------------------------
  June                  4.94        0.20         5.14           5.13         0.21         5.34
----------------------------------------------------------------------------------------------------
  July                  2.01        0.08         2.09           2.21         0.09         2.30
----------------------------------------------------------------------------------------------------
  August                2.14        0.09         2.23           2.34         0.09         2.43
----------------------------------------------------------------------------------------------------
  September             4.71        0.19         4.90           4.91         0.20         5.11
----------------------------------------------------------------------------------------------------
  October               4.61        0.18         4.79           4.81         0.19         5.00
----------------------------------------------------------------------------------------------------
  TOTAL                39.46        1.36        40.82          41.07         1.43        42.50
----------------------------------------------------------------------------------------------------

 * Amounts shown are cents per share. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** The Fund's first distribution was paid to shareholders who owned shares on 12/30/04.

INVESTMENT STRATEGY

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund's assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

MANAGER'S DISCUSSION

During the period under review, we began investing the Fund's assets in the allowable sectors and at period-end, 62% of the total net assets were invested in Treasury Inflation Protected Securities (TIPS). We also allocated some of the Fund's assets to natural resources, real estate investment trusts (REITs), short-term non-dollar securities and high yield sectors.


                                                              Annual Report | 37

Thank you for your participation in Franklin Real Return Fund. We look forward to serving your future investment needs.


                            /s/ T. Anthony Coffey, CFA
[PHOTO OMITTED]
                            T. Anthony Coffey, CFA


                            /s/ Kent Burns, CFA

[PHOTO OMITTED]             Kent Burns, CFA
                            Portfolio Management Team
                            Franklin Real Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


38 | Annual Report

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN REAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: FRRAX)                                 CHANGE          10/31/05         11/17/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                   -$0.06             $9.94           $10.00
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/17/04-10/31/05)
-----------------------------------------------------------------------------------------------------
  Net Investment Income                  $0.3946
-----------------------------------------------------------------------------------------------------
  Return of Capital                      $0.0136
-----------------------------------------------------------------------------------------------------
    TOTAL                                $0.4082
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS (SYMBOL: N/A)                             CHANGE          10/31/05         11/17/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                   -$0.05             $9.95           $10.00
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/17/04-10/31/05)
-----------------------------------------------------------------------------------------------------
  Net Investment Income                  $0.4107
-----------------------------------------------------------------------------------------------------
  Return of Capital                      $0.0143
-----------------------------------------------------------------------------------------------------
    TOTAL                                $0.4250
-----------------------------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                                                      INCEPTION (11/17/04)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(2)                                                           +3.53%
-----------------------------------------------------------------------------------------------------
  Aggregate Total Return(3)                                                            -0.83%
-----------------------------------------------------------------------------------------------------
  Aggregate Total Return (9/30/05)(3),(4)                                              +0.58%
-----------------------------------------------------------------------------------------------------
     Distribution Rate(5)                  5.33%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)          4.62%
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                                                INCEPTION (11/17/04)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(2)                                                           +3.81%
-----------------------------------------------------------------------------------------------------
  Aggregate Total Return(3)                                                            +3.81%
-----------------------------------------------------------------------------------------------------
  Aggregate Total Return (9/30/05)(3),(4)                                              +5.16%
-----------------------------------------------------------------------------------------------------
     Distribution Rate(5)                  5.80%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)          5.08%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 39

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the period shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AGGREGATE TOTAL RETURN

---------------------------------------
 CLASS A                      10/31/05
---------------------------------------
 Since Inception (11/17/04)     -0.83%
---------------------------------------

CLASS A (11/17/04-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                       CPI OF
                      FRANKLIN          URBAN
                     REAL RETURN      CONSUMERS
      DATE              FUND           NSA(7)
----------------     ------------    ------------
   11/17/2004          $ 9,579         $10,000
   11/30/2004          $ 9,598         $10,002
   12/31/2004          $ 9,678         $ 9,966
    1/31/2005          $ 9,605         $ 9,987
    2/28/2005          $ 9,706         $10,044
    3/31/2005          $ 9,614         $10,123
    4/30/2005          $ 9,699         $10,191
    5/31/2005          $ 9,739         $10,180
    6/30/2005          $ 9,799         $10,186
    7/31/2005          $ 9,850         $10,233
    8/31/2005          $10,000         $10,285
    9/30/2005          $10,058         $10,411
   10/31/2005          $ 9,917         $10,432

AGGREGATE TOTAL RETURN

---------------------------------------
 ADVISOR CLASS                10/31/05
---------------------------------------
 Since Inception (11/17/04)     +3.81%
---------------------------------------

ADVISOR CLASS (11/17/04-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                       CPI OF
                      FRANKLIN          URBAN
                     REAL RETURN      CONSUMERS
      DATE              FUND           NSA(7)
----------------     ------------    ------------
   11/17/2004          $10,000         $10,000
   11/30/2004          $10,050         $10,002
   12/31/2004          $10,104         $ 9,966
    1/31/2005          $10,038         $ 9,987
    2/28/2005          $10,134         $10,044
    3/31/2005          $10,039         $10,123
    4/30/2005          $10,140         $10,191
    5/31/2005          $10,185         $10,180
    6/30/2005          $10,249         $10,186
    7/31/2005          $10,294         $10,233
    8/31/2005          $10,463         $10,285
    9/30/2005          $10,516         $10,411
   10/31/2005          $10,381         $10,432


40 | Annual Report

ENDNOTES

BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICE OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1) The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.61% for Class A and 4.03% for Advisor Class. The manager and administrator may end this arrangement at any time.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Aggregate total return represents the change in value of an investment since inception and includes any applicable maximum sales charge. Because the Fund has existed for less than one year, average annual total returns are not provided.

(4) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the respective class's October distribution (excluding return of capital) and the maximum offering price (NAV for Advisor Class) per share on 10/31/05.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/05.

(7) Source: Standard & Poor's Micropal. The CPI, calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate. The urban consumers group represents about 87% of the total U.S. population. It is based on the expenditures of almost all residents of urban or metropolitan areas, including professionals, the self-employed, the poor, the unemployed and retired persons as well as urban wage earners and clerical workers.


                                                              Annual Report | 41

YOUR FUND'S EXPENSES

FRANKLIN REAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


42 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                       VALUE 4/30/05     VALUE 10/31/05  PERIOD* 4/30/05-10/31/05
------------------------------------------------------------------------------------------------------------
  Actual                                             $1,000          $1,022.50              $4.59
------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)           $1,000          $1,020.67              $4.58
------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
  Actual                                             $1,000          $1,023.70              $3.32
------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)           $1,000          $1,021.93              $3.31
------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio net of expense waivers for each class (A: 0.90% and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 43

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                   -----------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
CLASS A                                                   2005            2004            2003            2002            2001
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $     15.16     $     13.90     $     10.87     $     13.07     $     15.93
                                                   -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ......................          0.42            0.50            0.56            0.69(d)         0.76

 Net realized and unrealized gains (losses) ....          1.49            1.43            2.97           (2.14)(d)       (2.12)
                                                   -----------------------------------------------------------------------------
Total from investment operations ...............          1.91            1.93            3.53           (1.45)          (1.36)
                                                   -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................         (0.61)          (0.67)          (0.50)          (0.75)          (0.83)

 Net realized gains ............................            --              --              --              --           (0.67)
                                                   -----------------------------------------------------------------------------
Total distributions ............................         (0.61)          (0.67)          (0.50)          (0.75)          (1.50)
                                                   -----------------------------------------------------------------------------
Redemption fees ................................            --(c)           --(c)           --              --              --
                                                   -----------------------------------------------------------------------------
Net asset value, end of year ...................   $     16.46     $     15.16     $     13.90     $     10.87     $     13.07
                                                   =============================================================================

Total return(b) ................................         12.76%          14.06%          33.10%         (11.74)%         (9.15)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $   551,120     $   380,960     $   294,987     $   168,040     $   169,659

Ratios to average net assets:

 Expenses ......................................          0.88%           0.92%           0.98%           1.00%           1.00%

 Expenses net of payments by affiliate .........          0.88%           0.89%           0.98%           1.00%           1.00%

 Net investment income .........................          2.63%           3.36%           4.49%           5.45%(d)        5.26%

Portfolio turnover rate ........................         35.30%          28.37%          49.90%          91.25%         163.07%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ..........................  $(0.017)
Net realized and unrealized gains (losses) per share .....    0.017
Ratio of net investment income to average net assets .....    (0.14)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


44 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN CONVERTIBLE SECURITIES FUND (CONTINUED)

                                                   -----------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
CLASS C                                                   2005            2004            2003            2002            2001
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $     15.05     $     13.81     $     10.82     $     13.01     $     15.86
                                                   -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ......................          0.30            0.39            0.46            0.60(d)         0.66

 Net realized and unrealized gains (losses) ....          1.46            1.42            2.96           (2.13)(d)       (2.12)
                                                   -----------------------------------------------------------------------------
Total from investment operations ...............          1.76            1.81            3.42           (1.53)          (1.46)
                                                   -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................         (0.49)          (0.57)          (0.43)          (0.66)          (0.72)

 Net realized gains ............................            --              --              --              --           (0.67)
                                                   -----------------------------------------------------------------------------
Total distributions ............................         (0.49)          (0.57)          (0.43)          (0.66)          (1.39)
                                                   -----------------------------------------------------------------------------
Redemption fees ................................            --(c)           --(c)           --              --              --
                                                   -----------------------------------------------------------------------------
Net asset value, end of year ...................   $     16.32     $     15.05     $     13.81     $     10.82     $     13.01
                                                   =============================================================================

Total return(b) ................................         11.92%          13.21%          32.08%         (12.35)%         (9.82)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $   219,970     $   167,813     $   106,719     $    55,759     $    46,861

Ratios to average net assets:

 Expenses ......................................          1.63%           1.67%           1.75%           1.72%           1.75%

 Expenses net of payments by affiliate .........          1.63%           1.64%           1.75%           1.72%           1.75%

 Net investment income .........................          1.88%           2.61%           3.72%           4.73%(d)        4.55%

Portfolio turnover rate ........................         35.30%          28.37%          49.90%          91.25%         163.07%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ..........................  $(0.017)
Net realized and unrealized gains (losses) per share .....    0.017
Ratio of net investment income to average net assets .....    (0.14)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                         Annual Report | See notes to financial statements. | 45

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005

----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONVERTIBLE SECURITIES FUND                                                 SHARES                   VALUE
----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 3.6%
   FINANCE 1.1%
   Commerce Bancorp Inc. .......................................................            274,862         $      8,375,045
                                                                                                            ----------------
   PRODUCER MANUFACTURING 1.1%
   Lennox International Inc. ...................................................            304,077                8,480,708
                                                                                                            ----------------
   UTILITIES 1.4%
   Sempra Energy ...............................................................            245,700               10,884,510
                                                                                                            ----------------
   TOTAL COMMON STOCKS (COST $22,549,510).......................................                                  27,740,263
                                                                                                            ----------------
   CONVERTIBLE PREFERRED STOCKS 39.1%
   COMMERCIAL SERVICES  0.3%
   Interpublic Group of Cos. Inc., 5.375%, cvt. pfd. ...........................             65,000                2,561,000
                                                                                                            ----------------
   CONSUMER DURABLES 2.1%
   Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ...........................            370,000               11,799,300
   General Motors Corp., 6.25%, cvt. pfd. ......................................            235,000                4,312,250
                                                                                                            ----------------
                                                                                                                  16,111,550
                                                                                                            ----------------
   CONSUMER NON-DURABLES 2.6%
   Constellation Brands Inc., 5.75%, cvt. pfd. .................................            191,800                6,856,850
   Lehman Brothers Holdings Inc. into General Mills, 6.25%, cvt. pfd. ..........            500,000               13,125,000
                                                                                                            ----------------
                                                                                                                  19,981,850
                                                                                                            ----------------
   ELECTRONIC TECHNOLOGY 0.6%
   Northrop Grumman Corp., 7.00%, cvt. pfd., B .................................             40,000                4,760,000
                                                                                                            ----------------
   ENERGY MINERALS 6.3%
   Arch Coal Inc., 5.00%, cvt. pfd. ............................................            100,000               18,587,500
(a)Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A .............................            120,000               17,460,000
   NRG Energy Inc., 4.00%, cvt. pfd. ...........................................             10,000               12,096,000
                                                                                                            ----------------
                                                                                                                  48,143,500
                                                                                                            ----------------
   FINANCE 11.7%
   Chubb Corp., 7.00%, cvt. pfd. ...............................................            150,000                5,053,500
   Conseco Inc., 5.50%, cvt. pfd. ..............................................            450,000               11,756,250
   Fannie Mae, 5.375%, cvt. pfd. ...............................................                140               12,795,318
   Hartford Financial Service Group Inc., 6.00%, cvt. pfd. .....................             75,000                5,325,000
   Metlife Inc., 6.375%, cvt. pfd. .............................................            400,000               11,050,000
   PMI Group Inc., 5.875%, cvt. pfd. ...........................................            270,000                6,550,200
   Travelers Property Casualty Corp., 4.50%, cvt. pfd., junior sub. note .......            300,000                7,485,000
   Unumprovident Corp., 8.25%, cvt. pfd. .......................................            400,000               13,050,000
(a)Washington Mutual Capital Trust I, 5.375%, cvt. pfd., 144A ..................             60,000                3,088,500
   Washington Mutual Inc., 5.375%, cvt. pfd. ...................................             20,000                1,029,500
   XL Capital Ltd., 6.50%, cvt. pfd. ...........................................            620,000               13,294,660
                                                                                                            ----------------
                                                                                                                  90,477,928
                                                                                                            ----------------
   HEALTH TECHNOLOGY 1.7%
   Schering-Plough Corp., 6.00%, cvt. pfd. .....................................            250,000               13,180,000
                                                                                                            ----------------


46 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONVERTIBLE SECURITIES FUND                                                 SHARES                   VALUE
----------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCKS (CONT.)
   INDUSTRIAL SERVICES 4.4%
   Allied Waste Industries Inc., 6.25%, cvt. pfd., D ...........................             48,000         $     11,892,240
   El Paso Corp., 4.99%, cvt. pfd. .............................................             12,000               13,180,020
   Williams Cos. Inc., 5.50%, cvt. pfd. ........................................             40,000                4,210,000
(a)Williams Cos. Inc., 5.50%, cvt. pfd., 144A ..................................             41,000                4,315,250
                                                                                                            ----------------
                                                                                                                  33,597,510
                                                                                                            ----------------
   PROCESS INDUSTRIES 3.2%
   Celanese Corp., 4.25%, cvt. pfd. ............................................            375,000                9,984,375
   Huntsman Corp., 5.00%, cvt. pfd. ............................................            332,800               14,582,797
                                                                                                            ----------------
                                                                                                                  24,567,172
                                                                                                            ----------------
   REAL ESTATE INVESTMENT TRUSTS 3.7%
   Citigroup Global Markets into Regency, 2.00%, cvt. pfd. .....................            105,000                4,915,249
   Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ..........................             52,595                1,328,024
   Host Marriott Corp., 6.75%, cvt. pfd. .......................................            182,800               10,031,150
   Simon Property Group Inc., 6.00%, cvt. pfd. .................................            200,000               12,400,000
                                                                                                            ----------------
                                                                                                                  28,674,423
                                                                                                            ----------------
   UTILITIES 2.5%
   CMS Energy Corp., 4.50%, cvt. pfd., B .......................................            100,000                8,212,500
   PNM Resources Inc., 6.75%, cvt. pfd. ........................................            225,000               10,884,375
                                                                                                            ----------------
                                                                                                                  19,096,875
                                                                                                            ----------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $274,610,676) ......................                                 301,151,808
                                                                                                            ----------------

                                                                                  -------------------
                                                                                  PRINCIPAL AMOUNT(b)
                                                                                  -------------------

   CONVERTIBLE BONDS 54.6%

   COMMERCIAL SERVICES 1.3%
(a)Grey Global Group Inc., cvt., sub. bond, 144A, 5.00%, 10/15/33 ..............          6,000,000                6,841,320
(a)Interpublic Group of Cos. Inc., cvt., senior note, 144A, 4.50%, 3/15/23 .....          3,000,000                3,288,750
                                                                                                            ----------------
                                                                                                                  10,130,070
                                                                                                            ----------------
   COMMUNICATIONS 2.1%
(a)NII Holdings Inc., cvt.,
      144A, 2.75%, 8/15/25 .....................................................          6,000,000                6,367,500
      senior note, 144A, 3.50%, 9/15/33 ........................................          3,000,000                9,495,000
                                                                                                            ----------------
                                                                                                                  15,862,500
                                                                                                            ----------------
   CONSUMER DURABLES 0.5%
(a)K2 Inc., cvt., 144A, 5.00%, 6/15/10 .........................................          4,000,000                4,160,000
                                                                                                            ----------------
   CONSUMER SERVICES 8.3%
   Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 (Panama) ..................         11,000,000               14,272,500
(a)Fairmont Hotels & Resorts Inc., cvt., senior note, 144A, 3.75%,
      12/01/23 (Canada) ........................................................          5,000,000                5,193,750
   Hilton Hotels Corp., cvt., senior note, 3.375%, 4/15/23 .....................         10,500,000               11,235,000
   Liberty Media Corp. into Viacom, cvt., senior deb., B, 3.25%, 3/15/31 .......         10,000,000                7,475,000
   Six Flags Inc., cvt., 4.50%, 5/15/15 ........................................         10,000,000               12,750,000
   Tyco International Group SA, cvt., senior deb. (Luxembourg),
      2.75%, 1/15/18 ...........................................................          6,000,000                7,050,000
   (a)144A, 2.75%, 1/15/18 .....................................................          5,500,000                6,462,500
                                                                                                            ----------------
                                                                                                                  64,438,750
                                                                                                            ----------------


                                                              Annual Report | 47

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONVERTIBLE SECURITIES FUND                                              PRINCIPAL AMOUNT(b)         VALUE
----------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS (CONT.)
   ELECTRONIC TECHNOLOGY 3.0%
(a)L-3 Communications Corp., cvt., 144A, 3.00%, 8/01/35 ........................         15,000,000         $     15,150,000
   Liberty Media Corp. into Motorola, cvt., senior deb., 3.50%, 1/15/31 ........          8,000,000                7,800,000
                                                                                                            ----------------
                                                                                                                  22,950,000
                                                                                                            ----------------
   FINANCE 6.4%
   CapitalSource Inc., cvt., senior note,
      3.50%, 7/15/34 ...........................................................          8,000,000                7,480,000
   (a)144A, 3.50%, 7/15/34 .....................................................          8,000,000                7,480,000
(a)GATX Corp., cvt., senior note, 144A, 5.00%, 8/15/23 .........................          3,000,000                4,803,750
   Leucadia National Corp., cvt., senior sub. note,
      3.75%, 4/15/14 ...........................................................          3,600,000                3,901,500
   (a)144A, 3.75%, 4/15/14 .....................................................          7,500,000                8,128,125
   NCO Group Inc., cvt., sub. note, 4.75%, 4/15/06 .............................          5,000,000                5,018,750
   Providian Financial Corp., cvt., senior note, 4.00%, 5/15/08 ................          9,000,000               12,330,000
                                                                                                            ----------------
                                                                                                                  49,142,125
                                                                                                            ----------------
   HEALTH SERVICES 7.4%
   Community Health Systems Inc., cvt., sub. note, 4.25%, 10/15/08 .............         12,000,000               13,470,000
   Lifepoint Hospitals Inc., cvt., 3.25%, 8/15/25 ..............................         15,000,000               14,235,645
   PacifiCare Health Systems Inc., cvt., sub. deb., 3.00%, 10/15/32 ............          2,000,000                7,860,000
   Sierra Health Services Inc., cvt., senior deb., 2.25%, 3/15/23 ..............          3,000,000               12,367,500
   Universal Health Services Inc., cvt., 0.426%, 6/23/20 .......................         15,500,000                9,009,375
                                                                                                            ----------------
                                                                                                                  56,942,520
                                                                                                            ----------------
   HEALTH TECHNOLOGY 11.6%
   Alpharma Inc., cvt., senior sub. note, 3.00%, 6/01/06 .......................          4,000,000                5,200,000
   Alza Corp. into Johnson & Johnson, cvt., sub. deb., zero cpn., 7/28/20 ......         15,000,000               12,975,000
   Biogen Idec Inc., cvt., sub. note, zero cpn., 2/16/19 .......................          3,500,000                5,761,875
   Celgene Corp., cvt., senior note, 1.75%, 6/01/08 ............................          6,000,000               14,175,000
   InterMune Inc., cvt., senior note, 0.25%, 3/01/11 ...........................          8,000,000                6,170,000
   IVAX Corp., cvt., senior sub. note, 4.50%, 5/15/08 ..........................          5,000,000                5,025,000
(a)Medarex Inc., cvt., senior note, 144A, 2.25%, 5/15/11 .......................         12,500,000               10,937,500
(a)MGI Pharma Inc., cvt., senior sub. note, 144A, 1.682% to 3/02/11,
      zero cpn. thereafter, 3/02/24 ............................................         10,000,000                6,362,500
(a)NPS Pharmaceuticals Inc., cvt., senior note, 144A, 3.00%, 6/15/08 ...........          7,000,000                6,063,750
   Protein Design Labs Inc., cvt., sub. note, 2.75%, 8/16/23 ...................         11,150,000               16,557,750
                                                                                                            ----------------
                                                                                                                  89,228,375
                                                                                                            ----------------
   INDUSTRIAL SERVICES 2.2%
   Schlumberger Ltd., cvt., senior deb., 1.50%, 6/01/23 (Netherland Antilles) ..         13,000,000               17,143,750
                                                                                                            ----------------
   PROCESS INDUSTRIES 1.7%
   Bunge Ltd., cvt., senior note, 3.75%, 11/15/22 ..............................          8,000,000               12,960,000
                                                                                                            ----------------
   RETAIL TRADE 3.4%
   Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 ..........................         12,000,000               13,350,000
   Lowe's Cos. Inc., cvt., senior note, zero cpn., 2/16/21 .....................         13,000,000               13,010,270
                                                                                                            ----------------
                                                                                                                  26,360,270
                                                                                                            ----------------
   TECHNOLOGY SERVICES 1.6%
(a)BearingPoint Inc., cvt., sub. note, 144A, 2.50%, 12/15/24 ...................         14,000,000               12,110,000
                                                                                                            ----------------


48 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONVERTIBLE SECURITIES FUND                                           PRINCIPAL AMOUNT(b)            VALUE
----------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS (CONT.)
   UTILITIES 5.1%
   Calpine Corp., cvt.,
      senior note, 4.75%, 11/15/23 .............................................          5,500,000         $      2,454,375
      sub. note, 7.75%, 6/01/15 ................................................          7,000,000                4,200,000
   Centerpoint Energy Inc., cvt., senior note, 3.75%, 5/15/23 ..................         10,000,000               12,212,500
   CMS Energy Corp., cvt., senior note, 2.875%, 12/01/24 .......................          6,000,000                7,251,360
(a)Dynegy Inc., cvt., sub. note, 144A, 4.75%, 8/15/23 ..........................          5,000,000                6,200,000
(a)Reliant Resources Inc., cvt., senior sub. bond, 144A, 5.00%, 8/15/10 ........          5,000,000                7,425,000
                                                                                                            ----------------
                                                                                                                  39,743,235
                                                                                                            ----------------
   TOTAL CONVERTIBLE BONDS (COST $381,163,659)..................................                                 421,171,595
                                                                                                            ----------------
   TOTAL LONG TERM INVESTMENTS (COST $678,323,845)..............................                                 750,063,666
                                                                                                            ----------------
                                                                                   ----------------
                                                                                        SHARES
                                                                                   ----------------
   SHORT TERM INVESTMENT (COST $14,025,561) 1.8%
   MONEY FUND 1.8%
(c)Franklin Institutional Fiduciary Trust Money Market Portfolio ...............         14,025,561               14,025,561
                                                                                                            ----------------
   TOTAL INVESTMENTS (COST $692,349,406) 99.1% .................................                                 764,089,227
   OTHER ASSETS, LESS LIABILITIES 0.9% .........................................                                   7,001,448
                                                                                                            ----------------
   NET ASSETS 100.0% ...........................................................                            $    771,090,675
                                                                                                            ================

See Selected Portfolio Abbreviations on page 68.

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust's Board of Trustees. At October 31, 2005, the value of these securities was $151,333,195, representing 19.63% of net assets.

(b)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 49

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN EQUITY INCOME FUND

                                                   -----------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
CLASS A                                                   2005            2004            2003            2002            2001
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $     19.58     $     17.84     $     15.42     $     17.76     $     19.82
                                                   -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ......................          0.50            0.41            0.40            0.42(e)         0.43

 Net realized and unrealized gains (losses) ....          0.85            1.72            2.45           (2.21)(e)       (1.60)
                                                   -----------------------------------------------------------------------------
Total from investment operations ...............          1.35            2.13            2.85           (1.79)          (1.17)
                                                   -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................         (0.46)          (0.39)          (0.43)          (0.40)          (0.46)

 Net realized gains ............................            --              --              --           (0.15)          (0.43)
                                                   -----------------------------------------------------------------------------
Total distributions ............................         (0.46)          (0.39)          (0.43)          (0.55)          (0.89)
                                                   -----------------------------------------------------------------------------
Redemption fees ................................            --(c)           --(c)           --              --              --
                                                   -----------------------------------------------------------------------------
Net asset value, end of year ...................   $     20.47     $     19.58     $     17.84     $     15.42     $     17.76
                                                   =============================================================================

Total return(b) ................................          6.92%          12.04%          18.72%         (10.43)%         (6.22)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $   651,766     $   615,941     $   501,658     $   404,219     $   373,232

Ratios to average net assets:

 Expenses ......................................          0.93%           0.93%(d)        1.00%           1.00%           0.99%

 Net investment income .........................          2.43%           2.15%           2.46%           2.34%(e)        2.19%

Portfolio turnover rate ........................         38.05%          36.42%          54.07%          77.27%         114.13%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d) The expense ratio and the expense ratio net of payments by affiliate do not differ by more than 0.01%.

(e) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ..........................  $(0.012)
Net realized and unrealized gains (losses) per share .....    0.012
Ratio of net investment income to average net assets .....    (0.07)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


50 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                   -----------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
CLASS B                                                   2005            2004            2003            2002            2001
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $     19.49     $     17.76     $     15.37     $     17.70     $     19.76
                                                   -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ......................          0.35            0.27            0.27            0.28(e)         0.27

 Net realized and unrealized gains (losses) ....          0.85            1.71            2.44           (2.19)(e)       (1.59)
                                                   -----------------------------------------------------------------------------
Total from investment operations ...............          1.20            1.98            2.71           (1.91)          (1.32)
                                                   -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................         (0.31)          (0.25)          (0.32)          (0.27)          (0.31)

 Net realized gains ............................            --              --              --           (0.15)          (0.43)
                                                   -----------------------------------------------------------------------------
Total distributions ............................         (0.31)          (0.25)          (0.32)          (0.42)          (0.74)
                                                   -----------------------------------------------------------------------------
Redemption fees ................................            --(c)           --(c)           --              --              --
                                                   -----------------------------------------------------------------------------
Net asset value, end of year ...................   $     20.38     $     19.49     $     17.76     $     15.37     $     17.70
                                                   =============================================================================

Total return(b) ................................          6.17%          11.20%          17.85%         (11.07)%         (6.97)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $    54,880     $    55,442     $    42,764     $    21,341     $    10,661

Ratios to average net assets:

 Expenses ......................................          1.68%           1.68%(d)        1.75%           1.75%           1.73%

 Net investment income .........................          1.68%           1.40%           1.71%           1.59%(e)        1.41%

Portfolio turnover rate ........................         38.05%          36.42%          54.07%          77.27%         114.13%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d) The expense ratio and the expense ratio net of payments by affiliate do not differ by more than 0.01%.

(e) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ..........................  $(0.012)
Net realized and unrealized gains (losses) per share .....    0.012
Ratio of net investment income to average net assets .....    (0.07)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                         Annual Report | See notes to financial statements. | 51

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                   -----------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
CLASS C                                                   2005            2004            2003            2002            2001
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $     19.50     $     17.77     $     15.38     $     17.70     $     19.77
                                                   -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ......................          0.34            0.27            0.27            0.28(e)         0.28

 Net realized and unrealized gains (losses) ....          0.86            1.71            2.43           (2.18)(e)       (1.61)
                                                   -----------------------------------------------------------------------------
Total from investment operations ...............          1.20            1.98            2.70           (1.90)          (1.33)
                                                   -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................         (0.31)          (0.25)          (0.31)          (0.27)          (0.31)

 Net realized gains ............................            --              --              --           (0.15)          (0.43)
                                                   -----------------------------------------------------------------------------
Total distributions ............................         (0.31)          (0.25)          (0.31)          (0.42)          (0.74)
                                                   -----------------------------------------------------------------------------
Redemption fees ................................            --(c)           --(c)           --              --              --
                                                   -----------------------------------------------------------------------------
Net asset value, end of year ...................   $     20.39     $     19.50     $     17.77     $     15.38     $     17.70
                                                   =============================================================================

Total return(b) ................................          6.16%          11.19%          17.82%         (11.07)%         (7.00)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $   174,674     $   172,773     $   147,739     $    96,701     $    84,912

Ratios to average net assets:

 Expenses ......................................          1.68%           1.68%(d)        1.76%           1.73%           1.74%

 Net investment income .........................          1.68%           1.40%           1.70%           1.61%(e)        1.44%

Portfolio turnover rate ........................         38.05%          36.42%          54.07%          77.27%         114.13%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d) The expense ratio and the expense ratio net of payments by affiliate do not differ by more than 0.01%.

(e) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ..........................  $(0.012)
Net realized and unrealized gains (losses) per share .....    0.012
Ratio of net investment income to average net assets .....    (0.07)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


52 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                   ---------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
CLASS R                                                   2005            2004            2003         2002(e)
                                                   ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $     19.59     $     17.85     $     15.44     $     16.20
                                                   ---------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ......................          0.45            0.37            0.34            0.06

 Net realized and unrealized gains (losses) ....          0.85            1.72            2.46           (0.73)
                                                   ---------------------------------------------------------------
Total from investment operations ...............          1.30            2.09            2.80           (0.67)
                                                   ---------------------------------------------------------------
Less distributions from net investment income ..         (0.41)          (0.35)          (0.39)          (0.09)
                                                   ---------------------------------------------------------------
Redemption fees ................................            --(c)           --(c)           --              --
                                                   ---------------------------------------------------------------
Net asset value, end of year ...................   $     20.48     $     19.59     $     17.85     $     15.44
                                                   ===============================================================

Total return(b) ................................          6.71%          11.75%          18.46%          (4.17)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $    20,612     $    18,858     $    14,685     $     2,842

Ratios to average net assets:

 Expenses ......................................          1.18%           1.18%(d)        1.25%           1.25%(f)

 Net investment income .........................          2.18%           1.90%           2.21%           2.09%(f)

Portfolio turnover rate ........................         38.05%          36.42%          54.07%          77.27%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d) The expense ratio and the expense ratio net of payments by affiliate do not differ by more than 0.01%.

(e)   For the period August 1, 2002 (effective date) to October 31, 2002.

(f)   Annualized.


                         Annual Report | See notes to financial statements. | 53

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005

----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN EQUITY INCOME FUND                                                        SHARES/CONTRACTS           VALUE
----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OPTIONS 94.3%
   CONSUMER NON-DURABLES 0.0%(a)
   Altria Group Inc., Dec. 60 Puts, 12/17/05 ...................................              3,079         $        107,765
                                                                                                            ----------------
   COMMERCIAL SERVICES 1.7%
   Dex Media Inc. ..............................................................             16,200                  436,914
   R.R. Donnelley & Sons Co. ...................................................            423,900               14,844,978
                                                                                                            ----------------
                                                                                                                  15,281,892
                                                                                                            ----------------
   COMMUNICATIONS 5.0%
   Alltel Corp. ................................................................            165,400               10,231,644
   BellSouth Corp. .............................................................            486,000               12,645,720
   SBC Communications Inc. .....................................................            656,400               15,655,140
   Sprint Nextel Corp. .........................................................            299,800                6,988,338
                                                                                                            ----------------
                                                                                                                  45,520,842
                                                                                                            ----------------
   CONSUMER NON-DURABLES 8.3%
(b)Altria Group Inc. ...........................................................            307,900               23,107,895
   British American Tobacco PLC (United Kingdom) ...............................            414,000                9,111,225
   The Coca-Cola Co. ...........................................................            329,800               14,108,844
   Diageo PLC, ADR (United Kingdom) ............................................            119,000                7,072,170
   General Mills Inc. ..........................................................            202,800                9,787,128
   Unilever NV, N.Y. shs. (Netherlands) ........................................            162,900               11,453,499
                                                                                                            ----------------
                                                                                                                  74,640,761
                                                                                                            ----------------
   CONSUMER SERVICES 3.6%
   Carnival Corp. ..............................................................            203,100               10,087,977
   Clear Channel Communications Inc. ...........................................            269,600                8,201,232
   Dow Jones & Co. Inc. ........................................................            123,000                4,170,930
   Viacom Inc., B ..............................................................            315,700                9,777,229
                                                                                                            ----------------
                                                                                                                  32,237,368
                                                                                                            ----------------
   ELECTRONIC TECHNOLOGY 6.2%
   Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) ..................            300,400               11,652,516
   Hewlett-Packard Co. .........................................................            371,300               10,411,252
   Nokia Corp., ADR (Finland) ..................................................            623,500               10,487,270
   Raytheon Co. ................................................................            425,100               15,707,445
   Rockwell Automation Inc. ....................................................            139,800                7,430,370
                                                                                                            ----------------
                                                                                                                  55,688,853
                                                                                                            ----------------
   ENERGY MINERALS 12.6%
   BP PLC, ADR (United Kingdom) ................................................            156,200               10,371,680
   Chevron Corp. ...............................................................            533,920               30,470,814
   ConocoPhillips ..............................................................            130,600                8,538,628
   ExxonMobil Corp. ............................................................            788,434               44,262,685
   Royal Dutch Shell PLC, B, ADR (United Kingdom) ..............................            312,388               20,433,299
                                                                                                            ----------------
                                                                                                                 114,077,106
                                                                                                            ----------------
   FINANCE 26.4%
   American International Group Inc. ...........................................            114,200                7,400,160
   Arthur J. Gallagher & Co. ...................................................            344,100               10,123,422
   Bank of America Corp. .......................................................            836,606               36,593,147
   Citigroup Inc. ..............................................................            854,700               39,128,166
   Fannie Mae ..................................................................            222,100               10,554,192


54 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN EQUITY INCOME FUND                                                        SHARES/CONTRACTS           VALUE
----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OPTIONS (CONT.)
   FINANCE (CONT.)
   Freddie Mac .................................................................             74,900         $      4,595,115
   JPMorgan Chase & Co. ........................................................            525,750               19,252,965
   MBNA Corp. ..................................................................            176,000                4,500,320
   Montpelier Re Holdings Ltd. (Bermuda) .......................................            104,000                2,090,400
   Morgan Stanley ..............................................................            272,100               14,804,961
   Old Republic International Corp. ............................................            345,100                8,941,541
   St. Paul Travelers Cos. Inc. ................................................            304,700               13,720,641
   U.S. Bancorp ................................................................            520,000               15,381,600
   Wachovia Corp. ..............................................................            358,900               18,131,628
   Washington Mutual Inc. ......................................................            334,700               13,254,120
   Wells Fargo & Co. ...........................................................            237,600               14,303,520
   XL Capital Ltd., A (Bermuda) ................................................             79,800                5,111,988
                                                                                                            ----------------
                                                                                                                 237,887,886
                                                                                                            ----------------
   HEALTH TECHNOLOGY 6.0%
   Bristol-Myers Squibb Co. ....................................................            366,600                7,760,922
   Eli Lilly & Co. .............................................................            124,900                6,218,771
   GlaxoSmithKline PLC, ADR (United Kingdom) ...................................            250,300               13,013,097
   Hillenbrand Industries Inc. .................................................             88,800                4,091,016
   Pall Corp. ..................................................................            204,800                5,357,568
   Pfizer Inc. .................................................................            668,400               14,531,016
   Wyeth .......................................................................             80,100                3,569,256
                                                                                                            ----------------
                                                                                                                  54,541,646
                                                                                                            ----------------
   INDUSTRIAL SERVICES 1.0%
   Waste Management Inc. .......................................................            319,600                9,431,396
                                                                                                            ----------------
   NON-ENERGY MINERALS 1.0%
   Alcoa Inc. ..................................................................            382,800                9,298,212
                                                                                                            ----------------
   PROCESS INDUSTRIES 2.5%
   Cabot Corp. .................................................................            158,900                5,420,079
   Dow Chemical Co. ............................................................            379,300               17,394,698
                                                                                                            ----------------
                                                                                                                  22,814,777
                                                                                                            ----------------
   PRODUCER MANUFACTURING 8.4%
   3M Co. ......................................................................            213,100               16,191,338
   Autoliv Inc. (Sweden) .......................................................            155,100                6,663,096
   General Electric Co. ........................................................            784,200               26,592,222
   Honeywell International Inc. ................................................            345,300               11,809,260
   PACCAR Inc. .................................................................             52,000                3,641,040
   Pitney Bowes Inc. ...........................................................            249,400               10,494,752
                                                                                                            ----------------
                                                                                                                  75,391,708
                                                                                                            ----------------
   REAL ESTATE INVESTMENT TRUSTS 0.8%
   iStar Financial Inc. ........................................................            204,000                7,521,480
                                                                                                            ----------------
   RETAIL TRADE 1.0%
   Wal-Mart Stores Inc. ........................................................            192,600                9,111,906
                                                                                                            ----------------


                                                              Annual Report | 55

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN EQUITY INCOME FUND                                                     SHARES/CONTRACTS              VALUE
----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OPTIONS (CONT.)
   TECHNOLOGY SERVICES 2.4%
   Automatic Data Processing Inc. ..............................................            157,600         $      7,353,616
   Microsoft Corp. .............................................................            541,900               13,926,830
                                                                                                            ----------------
                                                                                                                  21,280,446
                                                                                                            ----------------
   TRANSPORTATION 1.0%
   United Parcel Service Inc., B ...............................................            119,600                8,723,624
                                                                                                            ----------------
   UTILITIES 6.4%
   American Electric Power Co. Inc. ............................................            252,400                9,581,104
   Dominion Resources Inc. .....................................................            128,900                9,806,712
   FirstEnergy Corp. ...........................................................            194,300                9,229,250
   NiSource Inc. ...............................................................            619,100               14,641,715
   Scottish Power PLC (United Kingdom) .........................................            924,700                9,053,808
   Xcel Energy Inc. ............................................................            296,000                5,425,680
                                                                                                            ----------------
                                                                                                                  57,738,269
                                                                                                            ----------------
   TOTAL COMMON STOCKS AND OPTIONS (COST $725,720,454) .........................                                 851,295,937
                                                                                                            ----------------
   CONVERTIBLE PREFERRED STOCKS 2.7%
   ENERGY MINERALS 1.3%
   Chesapeake Energy Corp., 5.00%, cvt. pfd ....................................             83,300               12,120,150
                                                                                                            ----------------
   HEALTH TECHNOLOGY 0.8%
   Schering-Plough Corp., 6.00%, cvt. pfd ......................................            134,100                7,069,752
                                                                                                            ----------------
   NON-ENERGY MINERALS 0.6%
   Freeport-McMoRan Copper & Gold Inc., 5.50%, cvt. pfd ........................              4,900                5,399,188
                                                                                                            ----------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $23,594,883) .......................                                  24,589,090
                                                                                                            ----------------
   TOTAL LONG TERM INVESTMENTS (COST $749,315,337) .............................                                 875,885,027
                                                                                                            ----------------
   SHORT TERM INVESTMENT (COST $25,039,591) 2.8%
   MONEY FUND 2.8%
(c)Franklin Institutional Fiduciary Trust Money Market Portfolio ...............         25,039,591               25,039,591
                                                                                                            ----------------
   TOTAL INVESTMENTS (COST $774,354,928) 99.8% .................................                                 900,924,618
   OPTIONS WRITTEN 0.0%(a) .....................................................                                    (384,875)
   OTHER ASSETS, LESS LIABILITIES 0.2% .........................................                                   1,392,262
                                                                                                            ----------------
   NET ASSETS 100.0% ...........................................................                            $    901,932,005
                                                                                                            ================

(d)OPTIONS WRITTEN (PREMIUMS RECEIVED $227,846) 0.0%(a)
   CALL OPTION 0.0%(a)
   CONSUMER NON-DURABLES 0.0%(a)
   Altria Group Inc., Dec. 80 Calls, 12/17/05 ..................................              3,079         $        384,875
                                                                                                            ================

See Selected Portfolio Abbreviations on page 68.

(a)   Rounds to less than 0.05% of net assets.

(b) A portion or all of the security is held in connection with open option contracts.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

(d)   See Note 1(f) regarding written options.


56 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                   -------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
CLASS A                                                   2005            2004            2003            2002            2001
                                                   -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $     10.26     $     10.37     $     10.57     $     10.58     $     10.09
                                                   -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ......................          0.30            0.27            0.29            0.44            0.55(d)

 Net realized and unrealized gains (losses) ....         (0.32)          (0.04)          (0.09)           0.06            0.51(d)
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............         (0.02)           0.23            0.20            0.50            1.06
                                                   -------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.33)          (0.34)          (0.40)          (0.51)          (0.57)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................            --(c)           --(c)           --              --              --
                                                   -------------------------------------------------------------------------------
Net asset value, end of year ...................   $      9.91     $     10.26     $     10.37     $     10.57     $     10.58
                                                   ===============================================================================

Total return(b) ................................         (0.16)%          2.23%           1.92%           4.87%          10.81%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $   268,197     $   309,544     $   338,839     $   295,623     $   193,236

Ratios to average net assets:

 Expenses ......................................          0.81%           0.79%           0.77%           0.80%           0.86%

 Net investment income .........................          2.96%           2.67%           2.80%           4.22%           5.33%(d)

Portfolio turnover rate ........................         62.33%          86.82%          92.69%         112.71%          53.64%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d) Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ..........................  $(0.017)
Net realized and unrealized gains (losses) per share .....    0.017
Ratio of net investment income to average net assets .....    (0.16)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                         Annual Report | See notes to financial statements. | 57

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                   -------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                             2005            2004            2003            2002            2001
                                                   -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $     10.24     $     10.36     $     10.56     $     10.57     $     10.08
                                                   -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ......................          0.31            0.28            0.29            0.44            0.55(c)

 Net realized and unrealized gains (losses) ....         (0.31)          (0.05)          (0.08)           0.07            0.52(c)
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............            --            0.23            0.21            0.51            1.07
                                                   -------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.34)          (0.35)          (0.41)          (0.52)          (0.58)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................            --(b)           --(b)           --              --              --
                                                   -------------------------------------------------------------------------------
Net asset value, end of year ...................   $      9.90     $     10.24     $     10.36     $     10.56     $     10.57
                                                   ===============================================================================

Total return ...................................          0.04%           2.24%           2.02%           4.97%          10.92%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $    26,725     $    24,141     $    16,753     $     7,348     $     1,184

Ratios to average net assets:

 Expenses ......................................          0.71%           0.69%           0.67%           0.70%           0.76%

 Net investment income .........................          3.06%           2.77%           2.90%           4.32%           5.35%(c)

Portfolio turnover rate ........................         62.33%          86.82%          92.69%         112.71%          53.64%

(a)   Based on average daily shares outstanding.

(b)   Amount is less than $0.01 per share.

(c) Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ..........................  $(0.017)
Net realized and unrealized gains (losses) per share .....    0.017
Ratio of net investment income to average net assets .....    (0.16)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


58 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005

----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                       PRINCIPAL AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 96.5%
   MORTGAGE-BACKED SECURITIES 46.2%
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 7.9%
   FHLMC Gold 15 Year, 4.50%, 1/01/19 ..........................................   $      3,443,304         $      3,337,416
   FHLMC Gold 15 Year, 4.50%, 2/01/19 ..........................................          3,653,096                3,537,602
   FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18 ...............................          1,900,312                1,876,699
   FHLMC Gold 15 Year, 5.50%, 9/01/18 ..........................................          5,804,989                5,845,339
   FHLMC Gold 15 Year, 7.00%, 3/01/07 - 9/01/13 ................................            658,373                  685,964
   FHLMC Gold 30 Year, 6.00%, 11/01/32 - 4/01/33 ...............................          3,857,164                3,899,924
   FHLMC Gold 30 Year, 8.50%, 12/01/22 - 7/01/31 ...............................          3,618,647                3,921,813
   FHLMC Gold 30 Year, 9.50%, 3/01/21 ..........................................            192,630                  205,033
                                                                                                            ----------------
                                                                                                                  23,309,790
                                                                                                            ----------------
(a)FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.7%
   FHLMC, 4.353%, 12/01/34 .....................................................          1,765,393                1,743,552
   FHLMC, 4.437%, 9/01/33 ......................................................            289,935                  283,720
                                                                                                            ----------------
                                                                                                                   2,027,272
                                                                                                            ----------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 12.3%
   FNMA 7 Year Balloon, 6.50%, 10/01/06 ........................................             14,363                   14,363
   FNMA 15 Year, 4.50%, 12/01/18 - 2/01/19 .....................................            992,051                  961,125
   FNMA 15 Year, 5.00%, 2/01/18 - 5/01/18 ......................................          9,695,069                9,573,762
   FNMA 15 Year, 5.50%, 3/01/16 - 11/01/17 .....................................         12,436,955               12,532,217
   FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17 ......................................          5,314,099                5,439,219
   FNMA 15 Year, 6.50%, 12/01/08 - 10/01/16 ....................................          2,024,747                2,083,901
   FNMA 15 Year, 7.00%, 7/01/12 - 7/01/14 ......................................            920,681                  961,476
   FNMA 15 Year, 7.50%, 12/01/14 - 1/01/15 .....................................            361,219                  381,626
   FNMA 30 Year, 5.00%, 7/01/33 ................................................            674,565                  651,720
   FNMA 30 Year, 5.50%, 5/01/33 ................................................          2,350,100                2,322,901
   FNMA 30 Year, 9.00%, 1/01/17 - 12/01/20 .....................................            586,134                  625,127
   FNMA 30 Year, 9.50%, 7/01/16 - 6/01/22 ......................................            615,246                  674,170
                                                                                                            ----------------
                                                                                                                  36,221,607
                                                                                                            ----------------
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 21.4%
   FNMA, 3.255%, 5/01/34 .......................................................          5,384,272                5,325,545
   FNMA, 3.357%, 4/01/35 .......................................................            849,021                  834,223
   FNMA, 3.483%, 3/01/34 .......................................................            560,306                  555,869
   FNMA, 3.519%, 4/01/34 .......................................................          1,636,068                1,573,893
   FNMA, 3.895%, 3/01/33 .......................................................            398,794                  383,046
   FNMA, 3.953%, 1/01/35 .......................................................            746,422                  737,969
   FNMA, 4.05%, 12/01/34 .......................................................          6,056,610                5,986,222
   FNMA, 4.104%, 8/01/34 .......................................................          6,820,962                6,868,257
   FNMA, 4.188%, 6/01/33 .......................................................            968,560                  955,436
   FNMA, 4.233%, 12/01/33 ......................................................            681,175                  674,498
   FNMA, 4.234%, 6/01/34 .......................................................          3,034,539                2,972,068
   FNMA, 4.271%, 4/01/33 .......................................................          1,612,035                1,601,303
   FNMA, 4.328%, 1/01/33 .......................................................            957,167                  948,937
   FNMA, 4.349%, 9/01/33 .......................................................          6,222,673                6,029,341
   FNMA, 4.365%, 2/01/34 .......................................................          4,751,612                4,697,640
   FNMA, 4.491%, 8/01/34 .......................................................          5,955,213                5,862,506
   FNMA, 4.50%, 12/01/32 .......................................................            193,747                  193,645


                                                              Annual Report | 59

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                       PRINCIPAL AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------------
   LONG-TERM INVESTMENTS (CONT.)
   MORTGAGE-BACKED SECURITIES (CONT.)
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONT.)
   FNMA, 4.624%, 7/01/34 .......................................................   $      4,642,638         $      4,611,738
   FNMA, 4.64%, 1/01/33 ........................................................             85,862                   85,464
   FNMA, 4.84%, 9/01/32 ........................................................            103,853                  104,981
   FNMA, 4.854%, 10/01/33 ......................................................            673,986                  675,139
   FNMA, 4.913%, 11/01/32 ......................................................          6,254,796                6,223,530
(b)FNMA, 4.924%, 3/01/33 .......................................................          5,195,352                5,198,431
                                                                                                            ----------------
                                                                                                                  63,099,681
                                                                                                            ----------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 3.9%
   GNMA I SF 15 Year, 6.50%, 10/15/13 - 7/15/14 ................................          1,321,810                1,373,270
   GNMA I SF 15 Year, 7.50%, 10/15/14 - 12/15/14 ...............................            376,664                  398,676
   GNMA I SF 30 Year, 5.50%, 4/15/33 - 5/15/33 .................................          1,450,787                1,450,043
   GNMA I SF 30 Year, 6.00%, 3/15/33 ...........................................            390,233                  397,268
   GNMA I SF 30 Year, 7.50%, 12/15/05 - 1/15/17 ................................          1,354,953                1,390,176
   GNMA I SF 30 Year, 8.00%, 11/15/16 - 1/15/17 ................................            211,674                  225,988
   GNMA I SF 30 Year, 8.50%, 1/15/06 - 1/15/17 .................................            251,536                  265,634
   GNMA I SF 30 Year, 9.00%, 6/15/16 - 9/15/17 .................................            820,817                  892,226
   GNMA II SF 30 Year, 5.00%, 9/20/33 ..........................................          3,711,528                3,617,314
   GNMA II SF 30 Year, 7.50%, 10/20/29 - 10/20/31 ..............................          1,255,292                1,323,649
   GNMA II SF 30 Year, 9.00%, 6/20/16 - 11/20/16 ...............................            141,451                  153,157
   GNMA II SF 30 Year, 9.50%, 6/20/16 ..........................................             82,667                   90,316
                                                                                                            ----------------
                                                                                                                  11,577,717
                                                                                                            ----------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $137,847,504) .......................                                 136,236,067
                                                                                                            ----------------
   U.S. GOVERNMENT AND AGENCY SECURITIES 50.3%
   FHLMC, 2.875%, 5/17/07 ......................................................         24,000,000               23,403,264
   FNMA,
     3.00%, 8/17/07 ............................................................         11,000,000               10,697,280
     3.125%, 12/15/07 ..........................................................          9,000,000                8,726,283
     4.25%, 9/15/07 ............................................................          1,000,000                  993,305
     4.25%, 5/15/09 ............................................................          7,000,000                6,908,356
     4.25%, 8/15/10 ............................................................          6,500,000                6,349,356
     5.375%, 11/15/11 ..........................................................          1,300,000                1,337,016
     7.25%, 1/15/10 ............................................................          3,000,000                3,284,523
   U.S. Treasury Note,
     3.00%, 2/15/08 ............................................................         17,000,000               16,490,680
     3.125%, 4/15/09 ...........................................................         21,000,000               20,126,379
     3.375%, 11/15/08 ..........................................................         30,500,000               29,596,926
     3.375%, 9/15/09 ...........................................................          5,000,000                4,812,895
     4.00%, 3/15/10 ............................................................          9,500,000                9,327,822
     4.00%, 4/15/10 ............................................................          1,000,000                  981,172
     6.50%, 2/15/10 ............................................................          5,000,000                5,392,580
                                                                                                            ----------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $152,091,635) ..............                                 148,427,837
                                                                                                            ----------------
  TOTAL LONG TERM INVESTMENTS (COST $289,939,139) ..............................                                 284,663,904
                                                                                                            ----------------


60 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                            SHARES                   VALUE
----------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENT (COST $14,406,065) 4.9%
   MONEY FUND 4.9%
(c)Franklin Institutional Fiduciary Trust Money Market Portfolio ...............         14,406,065         $     14,406,065
                                                                                                            ----------------
   TOTAL INVESTMENTS (COST $304,345,204) 101.4% ................................                                 299,069,969
   OTHER ASSETS, LESS LIABILITIES (1.4)% .......................................                                  (4,147,621)
                                                                                                            ----------------
   NET ASSETS 100.0% ...........................................................                            $    294,922,348
                                                                                                            ================

See Selected Portfolio Abbreviations on page 68.

(a)   The coupon rate shown represents the rate at period end.

(b) See Note 1(d) regarding securities purchased on a when-issued or delayed delivery basis.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 61

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN REAL RETURN FUND

                                                                                   --------------------
                                                                                        YEAR ENDED
                                                                                       OCTOBER 31,
CLASS A                                                                                  2005(c)
                                                                                   --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........................................   $          10.00
                                                                                   --------------------
Income from investment operations:

 Net investment income(a) ......................................................               0.31

 Net realized and unrealized gains (losses) ....................................               0.04
                                                                                   --------------------
Total from investment operations ...............................................               0.35
                                                                                   --------------------
Less distributions from:

 Net investment income .........................................................              (0.40)

 Tax return of capital .........................................................              (0.01)
                                                                                   --------------------
Total distributions ............................................................              (0.41)
                                                                                   --------------------
Redemption fees ................................................................                 --(d)
                                                                                   --------------------
Net asset value, end of period .................................................   $           9.94
                                                                                   ====================

Total return(b) ................................................................               3.53%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............................................   $         23,753

Ratios to average net assets:

 Expenses ......................................................................               1.63%(e)

 Expenses net of waiver and payments by affiliate and expense reduction ........               0.90%(e)

 Net investment income .........................................................               3.29%(e)

Portfolio turnover rate ........................................................               8.86%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(d)   Amount is less than $0.01 per share.

(e)   Annualized.


62 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN REAL RETURN FUND

                                                                                   --------------------
                                                                                        YEAR ENDED
                                                                                       OCTOBER 31,
ADVISOR CLASS                                                                            2005(c)
                                                                                   --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........................................   $          10.00
                                                                                   --------------------
Income from investment operations:

 Net investment income(a) ......................................................               0.36

 Net realized and unrealized gains (losses) ....................................               0.02
                                                                                   --------------------
Total from investment operations ...............................................               0.38
                                                                                   --------------------
Less distributions from:

 Net investment income .........................................................              (0.42)

 Tax return of capital .........................................................              (0.01)
                                                                                   --------------------
Total distributions ............................................................              (0.43)
                                                                                   --------------------
Redemption fees ................................................................                 --(d)
                                                                                   --------------------
Net asset value, end of period .................................................   $           9.95
                                                                                   ====================

Total return(b) ................................................................               3.81%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............................................   $            496

Ratios to average net assets:

 Expenses ......................................................................               1.38%(e)

 Expenses net of waiver and payments by affiliate and expense reduction ........               0.65%(e)

 Net investment income .........................................................               3.54%(e)

Portfolio turnover rate ........................................................               8.86%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(d)   Amount is less than $0.01 per share.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 63

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN REAL RETURN FUND                                                      COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 12.3%
       ENERGY MINERALS 3.4%
       Chesapeake Energy Corp. .................................................   United States           4,200    $     134,820
       Devon Energy Corp. ......................................................   United States           2,500          150,950
       ExxonMobil Corp. ........................................................   United States           1,500           84,210
    (a)Newfield Exploration Co. ................................................   United States           4,600          208,518
       Occidental Petroleum Corp. ..............................................   United States           1,700          134,096
       Peabody Energy Corp. ....................................................   United States           1,400          109,424
                                                                                                                    -------------
                                                                                                                          822,018
                                                                                                                    -------------
       INDUSTRIAL SERVICES 2.4%
       ENSCO International Inc. ................................................   United States           2,000           91,180
    (a)Nabors Industries Ltd. ..................................................      Bermuda              1,550          106,377
       Noble Corp. .............................................................   United States           1,600          103,008
       Schlumberger Ltd. .......................................................   United States           1,650          149,770
    (a)Weatherford International Ltd. ..........................................      Bermuda              2,225          139,285
                                                                                                                    -------------
                                                                                                                          589,620
                                                                                                                    -------------
       NON-ENERGY MINERALS 1.8%
       Alcoa Inc. ..............................................................   United States           2,800           68,012
       Barrick Gold Corp. ......................................................      Canada               3,600           90,900
       Freeport McMoRan Copper & Gold Inc., B ..................................   United States           2,300          113,666
       Phelps Dodge Corp. ......................................................   United States             950          114,446
       United States Steel Corp. ...............................................   United States           1,500           54,795
                                                                                                                    -------------
                                                                                                                          441,819
                                                                                                                    -------------
       PROCESS INDUSTRIES 0.7%
       Dow Chemical Co. ........................................................   United States           3,400          155,924
                                                                                                                    -------------
       REAL ESTATE INVESTMENT TRUSTS 4.0%
       AvalonBay Communities Inc. ..............................................   United States           1,300          112,125
       Boston Properties Inc. ..................................................   United States           1,400           96,908
       Kimco Realty Corp. ......................................................   United States           3,400          100,708
       LaSalle Hotel Properties ................................................   United States           2,800           99,092
       ProLogis ................................................................   United States           3,889          167,227
       Public Storage Inc. .....................................................   United States           1,600          105,920
       Regency Centers Corp. ...................................................   United States           1,700           94,639
       Simon Property Group Inc. ...............................................   United States           1,400          100,268
       Vornado Realty Trust ....................................................   United States           1,200           97,200
                                                                                                                    -------------
                                                                                                                          974,087
                                                                                                                    -------------
       TOTAL COMMON STOCKS (COST $2,455,210) ...................................                                        2,983,468
                                                                                                                    -------------

                                                                                                   -------------
                                                                                                     PRINCIPAL
                                                                                                     AMOUNT(b)
                                                                                                   -------------

       BONDS 3.5%
       COMMUNICATIONS 0.6%
(c),(d)Intelsat Bermuda Ltd., senior note, 144A, FRN, 7.794%,
          1/15/12 ..............................................................      Bermuda             50,000           50,875
    (c)Qwest Communications International Inc., senior note, FRN,
          8.00%, 2/15/14 .......................................................   United States          50,000           48,125
    (c)Rogers Wireless Communications Inc., senior secured note, FRN,
          5.525%, 12/15/10 .....................................................      Canada              50,000           52,000
                                                                                                                    -------------
                                                                                                                          151,000
                                                                                                                    -------------


64 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
       FRANKLIN REAL RETURN FUND                                                      COUNTRY        AMOUNT(b)          VALUE
---------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       CONSUMER NON-DURABLES 0.4%
       Smithfield Foods Inc., senior note, 8.00%, 10/15/09 .....................   United States          50,000    $      53,062
       Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 .................   United States          50,000           43,438
                                                                                                                    -------------
                                                                                                                           96,500
                                                                                                                    -------------
       CONSUMER SERVICES 0.6%
       CSC Holdings Inc., senior note, B, 7.625%, 4/01/11 ......................   United States          50,000           50,375
       Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ...................   United States          50,000           55,375
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ..................   United States          50,000           47,625
                                                                                                                    -------------
                                                                                                                          153,375
                                                                                                                    -------------
       ELECTRONIC TECHNOLOGY 0.2%
       Flextronics International Ltd., senior sub. note, 6.25%, 11/15/14 .......     Singapore            50,000           48,750
                                                                                                                    -------------
       HEALTH SERVICES 0.2%
       Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ................      Germany             50,000           51,875
                                                                                                                    -------------
       INDUSTRIAL SERVICES 0.2%
       Allied Waste North America Inc., senior secured note, B, 5.75%,
          2/15/11 ..............................................................   United States          50,000           46,875
                                                                                                                    -------------
       PROCESS INDUSTRIES 0.4%
       Abitibi-Consolidated Inc., senior note, 8.375%, 4/01/15 .................      Canada              50,000           46,250
       BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 ...........   United States          40,000           44,200
                                                                                                                    -------------
                                                                                                                           90,450
                                                                                                                    -------------
       PRODUCER MANUFACTURING 0.5%
       Case New Holland Inc., senior note, 9.25%, 8/01/11 ......................   United States          50,000           52,875
       TRW Automotive Inc., senior note, 9.375%, 2/15/13 .......................   United States          50,000           54,000
                                                                                                                    -------------
                                                                                                                          106,875
                                                                                                                    -------------
       REAL ESTATE INVESTMENT TRUSTS 0.2%
       Host Marriott LP, senior note, 9.25%, 10/01/07 ..........................   United States          50,000           53,125
                                                                                                                    -------------
       UTILITIES 0.2%
    (d)Dynegy Holdings Inc., senior secured note, 144A, 10.125%,
          7/15/13 ..............................................................   United States          50,000           55,250
                                                                                                                    -------------
       TOTAL BONDS (COST $885,818) .............................................                                          854,075
                                                                                                                    -------------
       U.S. GOVERNMENT SECURITIES 62.0%
    (e)U.S. Treasury Inflation-Indexed Bonds,
          3.50%, 1/15/11 .......................................................   United States         564,130          611,244
          2.00%, 7/15/14 .......................................................   United States       1,041,760        1,044,812
    (e)U.S. Treasury Inflation-Indexed Notes,
          3.375%, 1/15/07 ......................................................   United States       1,983,072        2,035,284
          3.625%, 1/15/08 ......................................................   United States       2,066,333        2,162,709
          3.875%, 1/15/09 ......................................................   United States       1,436,832        1,538,196
          4.25%, 1/15/10 .......................................................   United States         700,290          772,152
          0.875%, 4/15/10 ......................................................   United States       1,347,502        1,295,393
          3.00%, 7/15/12 .......................................................   United States       2,184,300        2,336,264
          1.875%, 7/15/13 ......................................................   United States         534,585          531,850
          2.00%, 1/15/14 .......................................................   United States       1,700,384        1,705,632
          1.625%, 1/15/15 ......................................................   United States       1,028,400          997,910
                                                                                                                    -------------
       TOTAL U.S. GOVERNMENT SECURITIES (COST $15,316,369) .....................                                       15,031,446
                                                                                                                    -------------


                                                              Annual Report | 65

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
       FRANKLIN REAL RETURN FUND                                                      COUNTRY        AMOUNT(b)           VALUE
----------------------------------------------------------------------------------------------------------------------------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 12.7%
       Government of Canada, 3.00%, 12/01/05 ...................................      Canada             220,000 CAD  $    186,235
       Government of Korea, 3.75%, 9/10/07 .....................................    South Korea      625,000,000 KRW       586,946
       Government of New Zealand, 8.00%, 11/15/06 ..............................    New Zealand          360,000 NZD       255,977
       Government of Norway, 6.75%, 1/15/07 ....................................      Norway           1,965,000 NOK       315,831
       Government of Singapore, 4.00%, 3/01/07 .................................     Singapore           275,000 SGD       165,791
       Government of Sweden,
          3.50%, 4/20/06 .......................................................      Sweden           1,825,000 SEK       231,122
       (f)9/20/06 ..............................................................      Sweden           1,850,000 SEK       228,237
          8.00%, 8/15/07 .......................................................      Sweden           6,470,000 SEK       893,215
       Government of Thailand, 8.00%, 12/08/06 .................................     Thailand          2,050,000 THB        52,466
       New South Wales Treasury Corp., 6.50%, 5/01/06 ..........................     Australia           220,000 AUD       165,394
                                                                                                                      ------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $3,179,592) ........                                         3,081,214
                                                                                                                      ------------
       TOTAL LONG TERM INVESTMENTS (COST $21,836,989) ..........................                                        21,950,203
                                                                                                                      ------------
       SHORT TERM INVESTMENTS 8.7%
       FOREIGN GOVERNMENT SECURITIES (COST $78,986) 0.3%
    (f)Norway Treasury Bill, 12/21/05 ..........................................      Norway             500,000 NOK        76,619
                                                                                                                      ------------
       TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $21,915,975).........                                        22,026,822
                                                                                                                      ------------
       REPURCHASE AGREEMENT (COST $2,024,652) 8.4%
    (g)Joint Repurchase Agreement, 3.969%, 11/1/05
        (Maturity Value $2,024,875) ............................................   United States       2,024,652         2,024,652
        ABN AMRO Bank, N.V., New York Branch (Maturity Value $196,960)
        Banc of America Securities LLC (Maturity Value $189,812)
        Barclays Capital Inc. (Maturity Value $189,812)
        Bear, Stearns & Co. Inc. (Maturity Value $143,260)
        BNP Paribas Securities Corp. (Maturity Value $189,812)
        Deutsche Bank Securities Inc. (Maturity Value $189,812)
        Greenwich Capital Markets Inc. (Maturity Value $196,960)
        Lehman Brothers Inc. (Maturity Value $151,863)
        Merrill Lynch Government Securities Inc. (Maturity Value $189,812)
        Morgan Stanley & Co. Inc. (Maturity Value $189,812)
        UBS Securities LLC (Maturity Value $196,960)
         Collateralized by U.S. Government Agency Securities, 1.75% - 7.125%,
           12/15/05 - 5/15/10;
        (f)U.S. Government Agency Discount Notes, 11/01/05 - 11/14/05; and
           U.S. Treasury Notes, 2.50% - 6.50%, 10/31/06 - 9/15/10
                                                                                                                      ------------
       TOTAL INVESTMENTS (COST $23,940,627) 99.2% ..............................                                        24,051,474
       OTHER ASSETS, LESS LIABILITIES 0.8% .....................................                                           196,925
                                                                                                                      ------------
       NET ASSETS 100.0% .......................................................                                      $ 24,248,399
                                                                                                                      ============

See Currency and Selected Portfolio Abbreviations on page 68.


66 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------
       FRANKLIN REAL RETURN FUND
--------------------------------------------------------------------------------

(a)   Non-income producing.

(b)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(c)   The coupon rate shown represents the rate at period end.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust's Board of Trustees. At October 31, 2005, the value of these securities was $106,125, representing 0.44% of net assets.

(e)   Principal amount of security is adjusted for inflation. See Note 1(h).

(f) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(g)   See Note 1(c) regarding joint repurchase agreement.


                         Annual Report | See notes to financial statements. | 67

FRANKLIN INVESTORS SECURITIES TRUST

CURRENCY ABBREVIATIONS:

AUD   -  Australian Dollar
CAD   -  Canadian Dollar
KRW   -  South Korean Won
NOK   -  Norwegian Krone
NZD   -  New Zealand Dollar
SEK   -  Swedish Krona
SGD   -  Singapore Dollar
THB   -  Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS:

ADR   -  American Depository Receipt
FHLMC -  Federal Home Loan Mortgage Corporation
FNMA  -  Federal National Mortgage Association
FRN   -  Floating Rate Note
GNMA  -  Government National Mortgage Association
SF    -  Single Family


68 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2005

                                                             -----------------------------------------------------------------------
                                                                                                      FRANKLIN
                                                                FRANKLIN                          LIMITED MATURITY      FRANKLIN
                                                               CONVERTIBLE      FRANKLIN EQUITY   U.S. GOVERNMENT      REAL RETURN
                                                             SECURITIES FUND      INCOME FUND     SECURITIES FUND         FUND
                                                             -----------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................   $   678,323,845    $   749,315,337   $    289,939,139    $  21,915,975
  Cost - Sweep Money Fund (Note 7) .......................        14,025,561         25,039,591         14,406,065               --
  Cost - Repurchase agreement ............................                --                 --                 --        2,024,652
                                                             -----------------------------------------------------------------------
  Total cost of investments ..............................   $   692,349,406    $   774,354,928   $    304,345,204    $  23,940,627
                                                             =======================================================================
  Value - Unaffiliated issuers ...........................   $   750,063,666    $   875,885,027   $    284,663,904    $  22,026,822
  Value - Sweep Money Fund (Note 7) ......................        14,025,561         25,039,591         14,406,065               --
  Value - Repurchase agreement ...........................                --                 --                 --        2,024,652
                                                             -----------------------------------------------------------------------
  Total value of investments .............................       764,089,227        900,924,618        299,069,969       24,051,474

 Foreign currency, at value (cost $299) ..................                --                 --                 --              299
 Receivables:
  Investment securities sold .............................         2,438,732          3,526,359                411               --
  Capital shares sold ....................................         2,703,467          1,952,370            302,062          151,452
  Dividends and interest .................................         4,320,725          1,055,478          2,085,888          189,581
  Affiliates .............................................                --                 --                 --           11,528
 Offering costs ..........................................                --                 --                 --            2,563
                                                             -----------------------------------------------------------------------
      Total assets .......................................       773,552,151        907,458,825        301,458,330       24,406,897
                                                             -----------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ........................                --          2,261,372          5,213,519               --
  Capital shares redeemed ................................         1,743,815          1,961,321            943,239          109,342
  Affiliates .............................................           634,718            776,131            179,060               --
 Distributions to shareholders ...........................                --                 --            178,753           41,145
 Options written, at value (premiums received $227,846) ..                --            384,875                 --               --
 Accrued expenses and other liabilities ..................            82,943            143,121             21,411            8,011
                                                             -----------------------------------------------------------------------
      Total liabilities ..................................         2,461,476          5,526,820          6,535,982          158,498
                                                             -----------------------------------------------------------------------
       Net assets, at value ..............................   $   771,090,675    $   901,932,005   $    294,922,348    $  24,248,399
                                                             =======================================================================
Net assets consist of:
 Paid-in capital .........................................   $   676,623,383    $   752,092,538   $    311,476,185    $  24,349,026
 Undistributed net investment income (distributions in
  excess of net investment income) .......................        (6,771,936)         4,054,835            162,652         (211,128)
 Net unrealized appreciation (depreciation) ..............        71,739,821        126,412,661         (5,275,235)         110,501
 Accumulated net realized gain (loss) ....................        29,499,407         19,371,971        (11,441,254)              --
                                                             -----------------------------------------------------------------------
       Net assets, at value ..............................   $   771,090,675    $   901,932,005   $    294,922,348    $  24,248,399
                                                             =======================================================================


                         Annual Report | See notes to financial statements. | 69

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2005

                                                             -----------------------------------------------------------------------
                                                                                                      FRANKLIN
                                                                FRANKLIN                          LIMITED MATURITY      FRANKLIN
                                                               CONVERTIBLE      FRANKLIN EQUITY   U.S. GOVERNMENT      REAL RETURN
                                                             SECURITIES FUND      INCOME FUND     SECURITIES FUND         FUND
                                                             -----------------------------------------------------------------------
CLASS A:
 Net assets, at value ....................................   $   551,120,404    $   651,766,003   $    268,197,457    $  23,752,823
                                                             =======================================================================
 Shares outstanding ......................................        33,490,361         31,837,265         27,062,087        2,389,157
                                                             =======================================================================
 Net asset value per share(a) ............................   $         16.46    $         20.47   $           9.91    $        9.94
                                                             =======================================================================
 Maximum offering price per share (net asset value
  per share / 94.25%, 94.25%, 97.75%, and 95.75%,
  respectively) ..........................................   $         17.46    $         21.72   $          10.14    $       10.38
                                                             =======================================================================
CLASS B:
 Net assets, at value ....................................                --    $    54,879,501                 --               --
                                                             =======================================================================
 Shares outstanding ......................................                --          2,692,574                 --               --
                                                             =======================================================================
 Net asset value and maximum offering price per share(a) .                --    $         20.38                 --               --
                                                             =======================================================================
CLASS C:
 Net assets, at value ....................................   $   219,970,271    $   174,674,057                 --               --
                                                             =======================================================================
 Shares outstanding ......................................        13,475,681          8,566,207                 --               --
                                                             =======================================================================
 Net asset value and maximum offering price per share(a) .   $         16.32    $         20.39                 --               --
                                                             =======================================================================
CLASS R:
 Net assets, at value ....................................                --    $    20,612,444                 --               --
                                                             =======================================================================
 Shares outstanding ......................................                --          1,006,269                 --               --
                                                             =======================================================================
 Net asset value and maximum offering price per share(a) .                --    $         20.48                 --               --
                                                             =======================================================================
ADVISOR CLASS:
 Net assets, at value ....................................                --                 --   $     26,724,891    $     495,576
                                                             =======================================================================
 Shares outstanding ......................................                --                 --          2,699,677           49,812
                                                             =======================================================================
 Net asset value and maximum offering price per share(a) .                --                 --   $           9.90    $        9.95
                                                             =======================================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


70 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF OPERATIONS
for the year ended October 31, 2005

                                                             -----------------------------------------------------------------------
                                                                                                      FRANKLIN
                                                                FRANKLIN           FRANKLIN       LIMITED MATURITY      FRANKLIN
                                                               CONVERTIBLE          EQUITY        U.S. GOVERNMENT      REAL RETURN
                                                             SECURITIES FUND      INCOME FUND     SECURITIES FUND        FUND(a)
                                                             -----------------------------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers ...................................   $    15,597,339    $    29,497,194   $             --    $      39,544
  Sweep Money Fund (Note 7) ..............................           465,368            771,552            107,973               --
 Interest ................................................         7,737,075             10,694         11,922,926          629,792
 Other income (Note 9) ...................................             3,645            208,865                 --               --
                                                             -----------------------------------------------------------------------
      Total investment income ............................        23,803,427         30,488,305         12,030,899          669,336
                                                             -----------------------------------------------------------------------
Expenses:
 Management fees (Note 3a) ...............................         3,280,583          4,228,627          1,662,030           67,884
 Administrative fees (Note 3b) ...........................                --                 --                 --           31,945
 Distribution fees: (Note 3c)
  Class A ................................................         1,196,497          1,627,127            293,431           39,722
  Class B ................................................                --            576,746                 --               --
  Class C ................................................         1,998,847          1,798,106                 --               --
  Class R ................................................                --            102,455                 --               --
 Transfer agent fees (Note 3e) ...........................           727,101          1,558,499            453,566           11,010
 Custodian fees (Note 4) .................................            20,877             19,863             12,215            1,042
 Reports to shareholders .................................            82,594            170,216             58,949            6,520
 Registration and filing fees ............................            79,505             77,919             36,949           29,623
 Professional fees .......................................            34,706             29,884             23,302           17,682
 Trustees' fees and expenses .............................            13,752             19,027              6,958              275
 Amortization of offering costs ..........................                --                 --                 --           52,437
 Other ...................................................            21,363             27,879             13,133            2,711
                                                             -----------------------------------------------------------------------
      Total expenses .....................................         7,455,825         10,236,348          2,560,533          260,851
      Expense reductions (Note 4) ........................              (970)              (387)              (610)             (49)
      Expenses waived/paid by affiliate (Note 3f) ........                --                 --                 --         (117,300)
                                                             -----------------------------------------------------------------------
        Net expenses .....................................         7,454,855         10,235,961          2,559,923          143,502
                                                             -----------------------------------------------------------------------
          Net investment income ..........................        16,348,572         20,252,344          9,470,976          525,834
                                                             -----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................        44,278,451         25,847,383         (1,788,325)         (60,038)
  Foreign currency transactions ..........................                --             44,135                 --            2,259
                                                             -----------------------------------------------------------------------
        Net realized gain (loss) .........................        44,278,451         25,891,518         (1,788,325)         (57,779)
                                                             -----------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ............................................        11,888,056         12,500,251         (7,966,855)         110,847
  Translation of assets and liabilities denominated in
   foreign currencies ....................................                --                 --                 --             (346)
                                                             -----------------------------------------------------------------------
        Net change in unrealized appreciation
         (depreciation) ..................................        11,888,056         12,500,251         (7,966,855)         110,501
                                                             -----------------------------------------------------------------------
Net realized and unrealized gain (loss) ..................        56,166,507         38,391,769         (9,755,180)          52,722
                                                             -----------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .........................................   $    72,515,079    $    58,644,113   $       (284,204)   $     578,556
                                                             =======================================================================

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.


                         Annual Report | See notes to financial statements. | 71

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                             -----------------------------------------------------------------------
                                                             FRANKLIN CONVERTIBLE SECURITIES FUND     FRANKLIN EQUITY INCOME FUND
                                                             -----------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,              YEAR ENDED OCTOBER 31,
                                                                  2005               2004               2005              2004
                                                             -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................   $    16,348,572    $    15,549,079   $     20,252,344    $  15,918,297
  Net realized gain (loss) from investments
   and foreign currency transactions .....................        44,278,451         12,313,186         25,891,518       39,220,468
  Net change in unrealized appreciation
   (depreciation) on investments .........................        11,888,056         30,467,564         12,500,251       30,840,968
                                                             -----------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations .........................        72,515,079         58,329,829         58,644,113       85,979,733
                                                             -----------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................................       (17,577,884)       (15,876,307)       (14,653,929)     (11,946,756)
   Class B ...............................................                --                 --           (886,843)        (676,001)
   Class C ...............................................        (6,045,138)        (5,236,708)        (2,736,099)      (2,187,007)
   Class R ...............................................                --                 --           (407,897)        (315,180)
                                                             -----------------------------------------------------------------------
  Total distributions to shareholders ....................       (23,623,022)       (21,113,015)       (18,684,768)     (15,124,944)
                                                             -----------------------------------------------------------------------
  Capital share transactions: (Note 2)
   Class A ...............................................       135,894,054         58,850,184          7,197,135       63,957,850
   Class B ...............................................                --                 --         (3,124,140)       8,326,184
   Class C ...............................................        37,525,371         50,999,548         (6,012,425)      10,312,664
   Class R ...............................................                --                 --            885,727        2,717,469
                                                             -----------------------------------------------------------------------
 Total capital share transactions ........................       173,419,425        109,849,732         (1,053,703)      85,314,167
                                                             -----------------------------------------------------------------------
 Redemption fees .........................................             6,147              1,013             11,995              705
                                                             -----------------------------------------------------------------------
      Net increase (decrease) in net assets ..............       222,317,629        147,067,559         38,917,637      156,169,661
Net assets:
 Beginning of year .......................................       548,773,046        401,705,487        863,014,368      706,844,707
                                                             -----------------------------------------------------------------------
 End of year .............................................   $   771,090,675    $   548,773,046   $    901,932,005    $ 863,014,368
                                                             =======================================================================
Undistributed net investment income
 (distributions in excess of net investment income)
 included in net assets:
  End of year ............................................   $    (6,771,936)   $    (4,258,146)  $      4,054,835    $     988,064
                                                             =======================================================================


72 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                             -----------------------------------------------------------
                                                                 FRANKLIN LIMITED MATURITY            FRANKLIN REAL
                                                              U.S. GOVERNMENT SECURITIES FUND          RETURN FUND
                                                             -----------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,         YEAR ENDED OCTOBER 31,
                                                                  2005               2004                2005(a)
                                                             -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................   $     9,470,976    $     9,160,519     $        525,834
  Net realized gain (loss) from investments and foreign
   currency transactions .................................        (1,788,325)          (562,188)             (57,779)
  Net change in unrealized appreciation (depreciation) on
   investments and translation of assets and liabilities
   denominated in foreign currencies .....................        (7,966,855)        (1,273,314)             110,501
                                                             -----------------------------------------------------------
     Net increase (decrease) in net assets resulting from
     operations ..........................................          (284,204)         7,325,017              578,556
                                                             -----------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................................        (9,715,163)       (10,587,003)            (725,537)
   Advisor Class .........................................          (868,625)          (672,651)              (8,188)
 Tax return of capital:
   Class A ...............................................                --                 --              (27,290)
   Advisor Class .........................................                --                 --                 (326)
                                                             -----------------------------------------------------------
 Total distributions to shareholders .....................       (10,583,788)       (11,259,654)            (761,341)
                                                             -----------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ...............................................       (31,348,858)       (25,579,710)          23,933,118
   Advisor Class .........................................         3,450,242          7,606,636              497,264
                                                             -----------------------------------------------------------
 Total capital share transactions ........................       (27,898,616)       (17,973,074)          24,430,382
                                                             -----------------------------------------------------------
 Redemption fees .........................................             4,086                504                  802
                                                             -----------------------------------------------------------
     Net increase (decrease) in net assets ...............       (38,762,522)       (21,907,207)          24,248,399
Net assets:
 Beginning of year .......................................       333,684,870        355,592,077                   --
                                                             -----------------------------------------------------------
 End of year .............................................   $   294,922,348    $   333,684,870     $     24,248,399
                                                             ===========================================================
Undistributed net investment income (distributions in
 excess of net investment income) included in net assets:
  End of year ............................................   $       162,652    $      (916,738)    $       (211,128)
                                                             ===========================================================

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.


                         Annual Report | See notes to financial statements. | 73

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of eight separate series. All funds included in this report (the Funds) are diversified. The financial statements of the remaining funds in the series are presented separately.

Effective November 17, 2004, the Trust began offering shares of the Franklin Real Return Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there are no reported sales are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into


74 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities, which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At October 31, 2005, all repurchase agreements held by the funds had been entered into on that date.


                                                              Annual Report | 75

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

Certain Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

F. OPTIONS

The Franklin Equity Income Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


76 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.


                                                              Annual Report | 77

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exemptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

--------------------------------------------------------------------------------------------
                           CLASS A, CLASS B,
  CLASS A & CLASS C        CLASS C & CLASS R               CLASS A & ADVISOR CLASS
--------------------------------------------------------------------------------------------
  Franklin Convertible     Franklin Equity Income Fund     Franklin Limited Maturity
   Securities Fund                                          U.S. Government Securities Fund
                                                           Franklin Real Return Fund


78 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At October 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                     ------------------------------------------------------------
                                               FRANKLIN                      FRANKLIN
                                     CONVERTIBLE SECURITIES FUND        EQUITY INCOME FUND
                                     ------------------------------------------------------------
                                        SHARES         AMOUNT         SHARES          AMOUNT
                                     ------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2005
 Shares sold .....................     15,887,622   $ 256,742,679     7,519,029   $  154,286,295
 Shares issued in reinvestment of
  distributions ..................        766,984      12,455,110       591,062       12,150,863
 Shares redeemed .................     (8,286,090)   (133,303,735)   (7,734,837)    (159,240,023)
                                     ------------------------------------------------------------
 Net increase (decrease)..........      8,368,516   $ 135,894,054       375,254   $    7,197,135
                                     ============================================================
Year ended October 31, 2004
 Shares sold .....................     14,946,056   $ 225,199,014     8,423,949   $  161,918,776
 Shares issued in reinvestment of
  distributions ..................        752,029      11,173,755       506,574        9,682,632
 Shares redeemed .................    (11,797,742)   (177,522,585)   (5,595,810)    (107,643,558)
                                     ------------------------------------------------------------
 Net increase (decrease)..........      3,900,343   $  58,850,184     3,334,713   $   63,957,850
                                     ============================================================
CLASS B SHARES:
Year ended October 31, 2005
 Shares sold ....................................................       328,812   $    6,695,408
 Shares issued in reinvestment of distributions .................        37,047          758,596
 Shares redeemed ................................................      (517,294)     (10,578,144)
                                                                    -----------------------------
Net increase (decrease) .........................................      (151,435)  $   (3,124,140)
                                                                    =============================
Year ended October 31, 2004
 Shares sold ....................................................       939,498   $   17,957,250
 Shares issued in reinvestment of distributions .................        30,256          575,937
 Shares redeemed ................................................      (533,491)     (10,207,003)
                                                                    -----------------------------
 Net increase (decrease) ........................................       436,263   $    8,326,184
                                                                    =============================


                                                              Annual Report | 79

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     ------------------------------------------------------------
                                               FRANKLIN                       FRANKLIN
                                     CONVERTIBLE SECURITIES FUND         EQUITY INCOME FUND
                                     ------------------------------------------------------------
                                        SHARES         AMOUNT         SHARES          AMOUNT
                                     ------------------------------------------------------------
CLASS C SHARES:
Year ended October 31, 2005
 Shares sold .....................      4,690,766   $  75,251,318     1,510,557   $   30,877,240
 Shares issued in reinvestment of
  distributions ..................        248,698       4,005,664       113,924        2,333,851
 Shares redeemed .................     (2,612,018)    (41,731,611)   (1,916,944)     (39,223,516)
                                     ------------------------------------------------------------
 Net increase (decrease) .........      2,327,446   $  37,525,371      (292,463)  $   (6,012,425)
                                     ============================================================
Year ended October 31, 2004
 Shares sold .....................      4,816,165   $  71,844,064     2,179,358   $   41,630,566
 Shares issued in reinvestment of
  distributions ..................        245,099       3,622,463        98,969        1,883,675
 Shares redeemed .................     (1,642,312)    (24,466,979)   (1,734,236)     (33,201,577)
                                     ------------------------------------------------------------
 Net increase (decrease) .........      3,418,952   $  50,999,548       544,091   $   10,312,664
                                     ============================================================
CLASS R SHARES:
Year ended October 31, 2005
 Shares sold ....................................................       245,537   $    5,039,319
 Shares issued in reinvestment of distributions .................        19,533          401,899
 Shares redeemed ................................................      (221,513)      (4,555,491)
                                                                    -----------------------------
 Net increase (decrease) ........................................        43,557   $      885,727
                                                                    =============================
Year ended October 31, 2004
 Shares sold ....................................................       348,658   $    6,732,143
 Shares issued in reinvestment of distributions .................        16,380          313,343
 Shares redeemed ................................................      (225,211)      (4,328,017)
                                                                    -----------------------------
 Net increase (decrease) ........................................       139,827   $    2,717,469
                                                                    =============================

                                     ------------------------------------------------------------
                                      FRANKLIN LIMITED MATURITY
                                           U.S. GOVERNMENT                    FRANKLIN
                                           SECURITIES FUND                REAL RETURN FUND
                                     ------------------------------------------------------------
                                        SHARES         AMOUNT         SHARES          AMOUNT
                                     ------------------------------------------------------------
CLASS A SHARES:
Period ended October 31, 2005(a)
 Shares sold .....................      5,782,804   $  58,521,356     2,740,840   $   27,452,879
 Shares issued in reinvestment of
  distributions ..................        775,972       7,817,387        47,774          477,629
 Shares redeemed .................     (9,679,277)    (97,687,601)     (399,457)      (3,997,390)
                                     ------------------------------------------------------------
 Net increase (decrease) .........     (3,120,501)  $ (31,348,858)    2,389,157   $   23,933,118
                                     ============================================================
Year ended October 31, 2004
 Shares sold .....................      9,876,956   $ 101,818,258
 Shares issued in reinvestment of
  distributions ..................        812,124       8,366,746
 Shares redeemed .................    (13,175,540)   (135,764,714)
                                     -----------------------------
 Net increase (decrease) .........     (2,486,460)  $ (25,579,710)
                                     =============================


80 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     ------------------------------------------------------------
                                      FRANKLIN LIMITED MATURITY
                                           U.S. GOVERNMENT                    FRANKLIN
                                           SECURITIES FUND                REAL RETURN FUND
                                     ------------------------------------------------------------
                                        SHARES         AMOUNT         SHARES          AMOUNT
                                     ------------------------------------------------------------
ADVISOR CLASS SHARES:
Period ended October 31, 2005(a)
 Shares sold .....................        536,581   $   5,409,575        49,935   $      498,487
 Shares issued in reinvestment of
  distributions ..................         66,859         672,558            34              343
 Shares redeemed .................       (260,387)     (2,631,891)         (157)          (1,566)
                                     ------------------------------------------------------------
 Net increase (decrease) .........        343,053   $   3,450,242        49,812   $      497,264
                                     ============================================================
Year ended October 31, 2004
 Shares sold .....................      1,119,522   $  11,505,277
 Shares issued in reinvestment of
  distributions ..................         52,052         535,185
 Shares redeemed .................       (431,586)     (4,433,826)
                                     -----------------------------
 Net increase (decrease) .........        739,988   $   7,606,636
                                     =============================

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005 for the Frankllin Real Return Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------
  SUBSIDIARY                                                          AFFILIATION
-------------------------------------------------------------------------------------------
  Franklin Advisers, Inc. (Advisers)                                Investment manager
  Franklin Templeton Services, LLC (FT Services)                    Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Funds, except for the Franklin Real Return Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

-----------------------------------------------------------------------------
  ANNUALIZED FEE RATE     NET ASSETS
-----------------------------------------------------------------------------
        0.625%            Up to and including $100 million
        0.500%            Over $100 million, up to and including $250 million
        0.450%            In excess of $250 million


                                                              Annual Report | 81

FRANKLIN INVESTORS SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
        0.425%            Up to and including $500 million
        0.325%            Over $500 million, up to and including $1 billion
        0.280%            Over $1 billion, up to and including $1.5 billion
        0.235%            Over $1.5 billion, up to and including $6.5 billion
        0.215%            Over $6.5 billion, up to and including $11.5 billion
        0.200%            Over $11.5 billion, up to and including $16.5 billion
        0.190%            Over $16.5 billion, up to and including $19 billion
        0.180%            Over $19 billion, up to and including $21.5 billion
        0.170%            In excess of $21.5 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except for the Franklin Real Return Fund. The fee is paid by Advisers based on average daily net assets of each of the funds, and is not an additional expense of the funds.

The Franklin Real Return Fund pays an administrative fee to FT Services of 0.20% per year of the fund's average daily net assets.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the sale and distribution of the funds' shares up to a certain percentage per year of their average daily net assets as follows:

                        --------------------------------------------------------
                                                                    FRANKLIN
                           FRANKLIN             FRANKLIN        LIMITED MATURITY
                          CONVERTIBLE            EQUITY         U.S. GOVERNMENT
                        SECURITIES FUND        INCOME FUND      SECURITIES FUND
                        --------------------------------------------------------
Class A .............        0.25%                0.25%              0.10%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


82 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Under the Funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                            -------------------------------------------
                                                               FRANKLIN        FRANKLIN       FRANKLIN
                                                              CONVERTIBLE       EQUITY      REAL RETURN
                                                            SECURITIES FUND   INCOME FUND       FUND
                                                            -------------------------------------------
Class A .................................................         --               --           0.25%
Class B .................................................         --             1.00%            --
Class C .................................................       1.00%            1.00%            --
Class R .................................................         --             0.50%            --

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                         --------------------------------------------------------------
                                                                             FRANKLIN
                                            FRANKLIN        FRANKLIN     LIMITED MATURITY     FRANKLIN
                                           CONVERTIBLE       EQUITY      U.S. GOVERNMENT    REAL RETURN
                                         SECURITIES FUND   INCOME FUND   SECURITIES FUND        FUND
                                         --------------------------------------------------------------
Net sales charges received(a) .......        $ 354,520      $ 473,805         $ 36,715       $  41,326
Contingent deferred sales
 charges retained ...................        $  31,932      $ 127,452         $ 11,457       $      --

(a)   Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                         --------------------------------------------------------------
                                                                             FRANKLIN
                                            FRANKLIN        FRANKLIN     LIMITED MATURITY    FRANKLIN
                                           CONVERTIBLE       EQUITY      U.S. GOVERNMENT    REAL RETURN
                                         SECURITIES FUND   INCOME FUND   SECURITIES FUND       FUND
                                         --------------------------------------------------------------
Transfer agent fees .................       $ 429,670      $ 1,129,333     $ 311,253         $   7,610

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees for the Franklin Real Return Fund. Additionally, Advisers agreed in advance to voluntarily waive management fees and assume payment of other expenses, as noted in the Statement of Operations. Total expenses waived/paid by Advisers and FT Services are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.


                                                              Annual Report | 83

FRANKLIN INVESTORS SECURITIES TRUST

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At October 31, 2005, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended October 31, 2005, the Franklin Convertible Securities Fund and the Franklin Equity Income Fund utilized $9,374,633 and $2,940,184, respectively, of capital loss carryforwards. At October 31, 2005, the capital loss carryforwards were as follows:

                                                               -----------------
                                                                   FRANKLIN
                                                               LIMITED MATURITY
                                                                U.S. GOVERNMENT
                                                                SECURITIES FUND
                                                               -----------------
Capital loss carryforwards expiring in:
 2007 ....................................................     $         21,004
 2008 ....................................................            2,364,551
 2011 ....................................................            1,752,525
 2012 ....................................................            3,322,647
 2013 ....................................................            3,980,527
                                                               -----------------
                                                               $     11,441,254
                                                               =================

The tax character of distributions paid during the years ended October 31, 2005 and 2004, was as follows:

                                             -----------------------------------------------------------
                                                       FRANKLIN                      FRANKLIN
                                             CONVERTIBLE SECURITIES FUND        EQUITY INCOME FUND
                                             -----------------------------------------------------------
                                                 2005           2004            2005           2004
                                             -----------------------------------------------------------
                                             -----------------------------------------------------------
Distributions paid from ordinary income ...  $ 23,623,022   $ 21,113,015    $ 18,684,768   $ 15,124,944
                                             ===========================================================


84 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

5. INCOME TAXES (CONTINUED)

                                                        ------------------------------------------------
                                                          FRANKLIN LIMITED MATURITY
                                                               U.S. GOVERNMENT             FRANKLIN
                                                                 INCOME FUND           REAL RETURN FUND
                                                        ------------------------------------------------
                                                            2005            2004             2005
                                                        ------------------------------------------------
Distributions paid from:
 Ordinary income ...................................    $10,583,788     $11,259,654      $    733,725
 Return of capital .................................             --              --            27,616
                                                        ------------------------------------------------
                                                        $10,583,788     $11,259,654      $    761,341
                                                        ================================================

At October 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                         ---------------------------------------------------------------
                                                                             FRANKLIN
                                            FRANKLIN        FRANKLIN     LIMITED MATURITY    FRANKLIN
                                           CONVERTIBLE       EQUITY      U.S. GOVERNMENT    REAL RETURN
                                         SECURITIES FUND   INCOME FUND   SECURITIES FUND       FUND
                                         ---------------------------------------------------------------
Cost of investments .................    $   705,059,674   $775,667,775  $    304,453,384   $24,110,610
                                         ===============================================================
Unrealized appreciation .............    $   102,426,555   $141,299,925  $        386,175   $   571,530
Unrealized depreciation .............        (43,397,002)   (16,043,082)       (5,769,590)     (630,666)
                                         ---------------------------------------------------------------
Net unrealized appreciation
 (depreciation) .....................    $    59,029,553   $125,256,843  $     (5,383,415)  $   (59,136)
                                         ===============================================================
Undistributed ordinary income .......    $    15,456,206   $  3,997,414  $        449,588   $        --
Undistributed long term capital gains         20,545,732     20,684,818                --            --
                                         ---------------------------------------------------------------
Distributable earnings ..............    $    36,001,938   $ 24,682,232  $        449,588   $        --
                                         ===============================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, bond discounts and premiums, offering costs and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses, bond discounts and premiums, and inflation related adjustments on foreign securities.


                                                              Annual Report | 85

FRANKLIN INVESTORS SECURITIES TRUST

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2005, were as follows:

                ----------------------------------------------------------------
                                                     FRANKLIN
                   FRANKLIN         FRANKLIN     LIMITED MATURITY    FRANKLIN
                  CONVERTIBLE        EQUITY      U.S. GOVERNMENT    REAL RETURN
                SECURITIES FUND   INCOME FUND    SECURITIES FUND       FUND
                ----------------------------------------------------------------
Purchases ....  $   410,164,949   $351,760,927   $   195,076,288    $23,019,174
Sales ........  $   230,553,579   $331,666,274   $   225,335,315    $ 1,399,776

Transactions in options written during the year ended October 31, 2005, were as follows:

--------------------------------------------------------------------------------
                                                         NUMBER OF     PREMIUMS
 FRANKLIN EQUITY INCOME FUND                             CONTRACTS     RECEIVED
--------------------------------------------------------------------------------
 Options outstanding at October 31, 2004 ............           --     $     --
 Options written ....................................        3,079      227,846
 Options expired ....................................           --           --
 Options exercised ..................................           --           --
 Options closed .....................................           --           --
                                                         -----------------------
 Options outstanding at October 31, 2005 ............        3,079     $227,846
                                                         =======================

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

The Franklin Convertible Securities Fund has 27.30% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


86 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.


                                                              Annual Report | 87

FRANKLIN INVESTORS SECURITIES TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited U.S. Government Securities Fund and Franklin Real Return Fund (separate portfolios of Franklin Investors Securities Trust, hereafter referred to as the "Funds") at October 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 12, 2005


88 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the funds designate the maximum amount allowable but no less than the following amounts as capital gain dividends for the fiscal year ended October 31, 2005:

                         -------------------------------
                            FRANKLIN          FRANKLIN
                           CONVERTIBLE         EQUITY
                         SECURITIES FUND     INCOME FUND
                         -------------------------------
                           $20,545,732       $20,684,818

Under Section 854(b)(2) of the Code, the funds designate the maximum amount allowable but no less than the following as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2005.

                         -----------------------------------------------
                            FRANKLIN          FRANKLIN        FRANKLIN
                           CONVERTIBLE         EQUITY           REAL
                         SECURITIES FUND     INCOME FUND     RETURN FUND
                         -----------------------------------------------
                           $5,041,707        $28,593,336       $13,119

In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2005.

                         -----------------------------------------------
                            FRANKLIN          FRANKLIN        FRANKLIN
                           CONVERTIBLE         EQUITY           REAL
                         SECURITIES FUND     INCOME FUND     RETURN FUND
                         -----------------------------------------------
                             22.35%             100%            1.77%


                                                              Annual Report | 89

FRANKLIN INVESTORS SECURITIES TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee         Since 1986         140                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                           company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)       Trustee         Since 1989         141                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee         Since 1998         136                        Director, Amerada Hess Corporation
One Franklin Parkway                                                                           (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                       gas), H.J. Heinz Company (processed
                                                                                               foods and allied products), RTI
                                                                                               International Metals, Inc. (manufac-
                                                                                               ture and distribution of titanium),
                                                                                               Canadian National Railway (railroad),
                                                                                               and White Mountains Insurance
                                                                                               Group, Ltd. (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee         Since 1986         114                        Director, The California Center for
One Franklin Parkway                                                                           Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


90 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Trustee         Since 1992         140                        Director, Martek Biosciences
One Franklin Parkway                                                                           Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                       (biotechnology), and Overstock.com
                                                                                               (Internet services); and FORMERLY,
                                                                                               Director, MCI Communication
                                                                                               Corporation (subsequently known as
                                                                                               MCI WorldCom, Inc. and WorldCom,
                                                                                               Inc.) (communications services) (1988
                                                                                               -2002), White Mountains Insurance
                                                                                               Group, Ltd. (holding company)
                                                                                               (1987-2004) and Spacehab, Inc.
                                                                                               (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee         Since June 2005    101                        Director, White Mountains Insurance
One Franklin Parkway                                                                           Group, Ltd. (holding company),
San Mateo, CA 94403-1906                                                                       Amerada Hess Corporation (exploration
                                                                                               and refining of oil and gas) and
                                                                                               Sentient Jet (private jet service);
                                                                                               and FORMERLY, Director, Becton
                                                                                               Dickinson and Company (medical
                                                                                               technology), Cooper Industries, Inc.
                                                                                               (electrical products and tools and
                                                                                               hardware), Health Net, Inc.
                                                                                               (formerly, Foundation Health)
                                                                                               (integrated managed care), The Hertz
                                                                                               Corporation, Pacific Southwest
                                                                                               Airlines, The RCA Corporation,
                                                                                               Unicom (formerly, Commonwealth
                                                                                               Edison) and UAL Corporation
                                                                                               (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and     Trustee since      140                        None
One Franklin Parkway             Chairman of     1986 and
San Mateo, CA 94403-1906         the Board       Chairman of the
                                                 Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 91

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee and     Trustee since      124                        None
One Franklin Parkway             Vice President  1987 and Vice
San Mateo, CA 94403-1906                         President since
                                                 1986
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARK BOYADJIAN (1964)            Vice President  Since 2003         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Templeton Worldwide, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President  Since 1986         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Since 2004         Not Applicable             Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer       Since 2004         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


92 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)            Secretary       Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer of 33 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)        President and   President since    Not Applicable             Not Applicable
One Franklin Parkway             Chief Executive 1993 and Chief
San Mateo, CA 94403-1906         Officer -       Executive Officer
                                 Investment      - Investment
                                 Management      Management since
                                                 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Portfolio Manager, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of other subsidiaries of
Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)         Vice President  Since 2002         Not Applicable             Not Applicable
600 Fifth Avenue                 - AML
Rockefeller Center               Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton
Institutional Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 93

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


94 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 95

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
    INVESTMENTS                       San Mateo, CA 94403-1906


|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS
SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FIST1 A2005 12/05





















                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                         OCTOBER 31, 2005
--------------------------------------------------------------------------------

                                            Franklin Adjustable
                                            U.S. Government Securities Fund

                                            Franklin Floating Rate
                                            Daily Access Fund

                                            Franklin Low Duration
                                            Total Return Fund

                                            Franklin Total Return Fund

--------------------------------------------------------------------------------
       ANNUAL REPORT AND SHARE HOLDER LETTER           INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                     FRANKLIN
            INVESTORS SECURITIES TRUST               Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER ....................................................     1

ANNUAL REPORT

Economic and Market Overview ..........................................     4

Franklin Adjustable U.S. Government Securities Fund ...................     6

Franklin Floating Rate Daily Access Fund ..............................    16

Franklin Low Duration Total Return Fund ...............................    28

Franklin Total Return Fund ............................................    36

Financial Highlights and Statements of Investments ....................    46

Financial Statements ..................................................    97

Notes to Financial Statements .........................................   102

Report of Independent Registered Public Accounting Firm ...............   121

Board Members and Officers ............................................   122

Shareholder Information. ..............................................   127

--------------------------------------------------------------------------------

ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW

The economy continued to grow at a healthy pace during the year under review. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.1% (not adjusted for inflation) in October 2005 compared with the same month a year earlier, which supported U.S. economic growth.(1)

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates continued to allow many companies easy access to capital, and ample cash also helped some companies to support their spending plans. Although productivity growth slowed somewhat, it would make sense for businesses to continue spending on productivity enhancing technologies to improve their business performance.

Oil prices increased substantially during the period amid concerns about potential long-term supply limitations in the face of expected strong growth in global demand, especially from China and India. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended October 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index (CPI), which was lower than the 2.2% 10-year average.(2) The Federal Reserve Board
(Fed) noted in its most recent statement that there would be some near-term economic effects due to the recent hurricanes. However, acknowledging the economy's strength as well as potential inflationary pressure from high energy prices, the Fed raised the federal funds target rate to 3.75% from 1.75% during the 12-month period and indicated "measured" increases could follow.

(1)   Source: Bureau of Economic Analysis.

(2) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


4 | Annual Report

The 10-year Treasury note yield rose from 4.05% at the beginning of the period to 4.57% on October 31, 2005. Although core inflationary pressures appeared relatively well contained, the U.S. economy's resilience caused some concern about future pricing pressures. Some market participants also pointed to the upcoming change in the Fed chairman as another possible catalyst for the 10-year Treasury's rise, as there is some market perception that Mr. Bernanke, the nominee for the next Fed chairman, may not be as aggressive as Mr. Greenspan at raising rates as long as inflation expectations remain low. However, Mr. Bernanke is reported to share many of Mr. Greenspan's economic philosophies. Furthermore, if Mr. Bernanke is confirmed, it is likely to take some time before his own approach to dealing with inflation is apparent.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                                               Annual Report | 5

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.(1),(2)

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Adjustable U.S. Government Securities Fund
Based on Total Net Assets as of 10/31/05

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

FNMA ........................................     53.7%
FHLMC .......................................     23.8%
GNMA ........................................     19.7%
Short-Term Investments & Other Net Assets ...      2.8%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Adjustable U.S. Government Securities Fund's annual report for the fiscal year ended October 31, 2005.

(1) Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest.

(2) Effective 10/26/05, the Fund no longer seeks to achieve its investment goal by investing all of its assets in shares of the U.S. Government Adjustable Rate Mortgage Portfolio (Portfolio). Rather, the Fund's assets are managed directly in accordance with the Fund's investment goal and strategies. The Fund was the sole shareholder of the Portfolio prior to the change in the master/feeder structure.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 48.


6 | Annual Report

PERFORMANCE SUMMARY

Franklin Adjustable U.S. Government Securities Fund - Class A posted a +1.82% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Lehman Brothers U.S. Government Index: 1-2 Year Component, which posted a +1.03% total return for the same period.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

INVESTMENT STRATEGY

We employ a conservative strategy as we strive to produce solid performance in a variety of interest rate climates. We tend to invest in seasoned adjustable-rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We choose securities using a value-oriented approach, emphasizing the bonds' economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

MANAGER'S DISCUSSION

During the fiscal year under review, we continued to invest primarily in agency ARM securities. We decreased our allocation to cash (short-term investments and other net assets) to bring the Fund closer to being fully invested. We also slightly increased our allocation to ARMs issued by the Government National Mortgage Association (GNMA or Ginnie Mae). Typically, the tighter limits (caps) on GNMA ARM coupon adjustments tend to result in higher volatility for the securities. Consistent with our strategy in the recent interest rate environment, however, we believed the benefits outweighed the risk and were comfortable with our GNMA ARM positioning of just under 20%.

(3)   Source: Lehman Brothers Inc. The Lehman Brothers U.S. Government Index:
      1-2 Year Component includes securities issued by the U.S. government. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. All issues included must have one to two years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar-denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


                                                               Annual Report | 7

DIVIDEND DISTRIBUTIONS*
Franklin Adjustable U.S. Government Securities Fund
11/1/04-10/31/05

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                              ----------------------------------
MONTH                                           CLASS A           CLASS C
--------------------------------------------------------------------------------
November                                      2.3736 cents      2.0489 cents
--------------------------------------------------------------------------------
December                                      2.1899 cents      1.8823 cents
--------------------------------------------------------------------------------
January                                       2.2375 cents      1.9263 cents
--------------------------------------------------------------------------------
February                                      2.3141 cents      2.0368 cents
--------------------------------------------------------------------------------
March                                         2.3230 cents      2.0138 cents
--------------------------------------------------------------------------------
April                                         2.3086 cents      2.0212 cents
--------------------------------------------------------------------------------
May                                           2.5020 cents      2.1912 cents
--------------------------------------------------------------------------------
June                                          2.4839 cents      2.2554 cents
--------------------------------------------------------------------------------
July                                          2.3791 cents      2.1380 cents
--------------------------------------------------------------------------------
August                                        2.7660 cents      2.4691 cents
--------------------------------------------------------------------------------
September                                     2.6783 cents      2.4059 cents
--------------------------------------------------------------------------------
October                                       2.7459 cents      2.4644 cents
--------------------------------------------------------------------------------
TOTAL                                        29.3019 CENTS     25.8533 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Although some ARM fund managers have been investing heavily in new-issue hybrid ARMs, we avoided these issues until they became seasoned and the fixed rate portion of their payment schedules became complete or close to complete. During periods of rising interest rates, new-issue hybrid ARMs tend to have longer durations, or price sensitivity to interest rate changes, than comparable seasoned hybrid ARMs.


8 | Annual Report

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.


                                /s/ T. Anthony Coffey
[PHOTO OMITTED]
                                T. Anthony Coffey, CFA


                                /s/ Paul Varunok
[PHOTO OMITTED]
                                Paul Varunok


                                /s/ Newlin E. Rankin
[PHOTO OMITTED]
                                Newlin E. Rankin

                                Portfolio Management Team
                                Franklin Adjustable U.S. Government
                                Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

--------------------------------------------------------------------------------
NEWLIN E. RANKIN assumed portfolio management responsibilities for Franklin Adjustable U.S. Government Securities Fund, effective September 2005. As a portfolio manager/research analyst for Franklin Advisers, Inc., he is involved in the analysis of mortgage-backed securities and other high-grade fixed income instruments. Mr. Rankin sits on Franklin's Global Economic Committee, Sector Allocation Committee and Risk Budgeting Committee.

Prior to joining Franklin Templeton Investments in 2005, Mr. Rankin spent almost three years as a managing director and portfolio manager at Phoenix Investment Partners. Prior to that, he spent eight years as a vice president and portfolio manager at American Century Investments, Inc., where he specialized in both high-grade fixed income and products such as adjustable-rate mortgages and collateralized mortgage obligations. From 1991 to 1993, Mr. Rankin was a financial analyst at Wells Fargo, where he co-managed the bank's $13 billion bond portfolio.

Mr. Rankin earned a B.S. in management science and an M.B.A. in finance/international finance from the University of San Francisco, and a membership in the "beta Gamma Sigma" society for academic excellence in the study of business.
--------------------------------------------------------------------------------


10 | Annual Report

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FISAX)                           CHANGE    10/31/05   10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.13       $8.93      $9.06
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
--------------------------------------------------------------------------------
Dividend Income                       $0.293019
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCSCX)                           CHANGE    10/31/05   10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.13       $8.92      $9.05
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
--------------------------------------------------------------------------------
Dividend Income                       $0.258533
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                                           1-YEAR      5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +1.82%     +17.11%    +53.15%
--------------------------------------------------------------------------------
Average Annual Total Return(2)                     -0.49%      +2.75%     +4.12%
--------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05)(3)              -0.34%      +2.84%     +4.16%
--------------------------------------------------------------------------------
  Distribution Rate(4)                     3.54%
--------------------------------------------------------------------------------
  30-Day Standardized Yield(5)             3.51%
--------------------------------------------------------------------------------
CLASS C                                           1-YEAR   INCEPTION (7/1/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +1.43%      +2.43%
--------------------------------------------------------------------------------
Average Annual Total Return(2)                     +0.45%      +1.03%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(3)                +0.48%      +1.10%
--------------------------------------------------------------------------------
  Distribution Rate(4)                     3.25%
--------------------------------------------------------------------------------
  30-Day Standardized Yield(5)             3.22%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                           10/31/05
------------------------------------------
1-Year                              -0.49%
------------------------------------------
5-Year                              +2.75%
------------------------------------------
10-Year                             +4.12%
------------------------------------------

CLASS A (11/1/95-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    FRANKLIN ADJUSTBLE
                     U.S. GOVERNMENT          LEHMAN BROTHERS U.S.
                     SECURITIES FUND          GOVERNMENT INDEX: 1-2
                        CLASS A                 YEAR COMPONENT(6)
                   --------------------     -------------------------
    11/1/1995           $    9,780                  $  10,000
   11/30/1995           $    9,873                  $  10,074
   12/31/1995           $    9,900                  $  10,145
    1/31/1996           $    9,970                  $  10,225
    2/29/1996           $    9,976                  $  10,203
    3/31/1996           $   10,036                  $  10,209
    4/30/1996           $   10,045                  $  10,228
    5/31/1996           $   10,086                  $  10,259
    6/30/1996           $   10,182                  $  10,328
    7/31/1996           $   10,212                  $  10,369
    8/31/1996           $   10,243                  $  10,411
    9/30/1996           $   10,316                  $  10,495
   10/31/1996           $   10,420                  $  10,599
   11/30/1996           $   10,469                  $  10,667
   12/31/1996           $   10,518                  $  10,684
    1/31/1997           $   10,591                  $  10,735
    2/28/1997           $   10,652                  $  10,766
    3/31/1997           $   10,680                  $  10,770
    4/30/1997           $   10,767                  $  10,851
    5/31/1997           $   10,831                  $  10,924
    6/30/1997           $   10,907                  $  10,993
    7/31/1997           $   11,018                  $  11,093
    8/31/1997           $   11,025                  $  11,116
    9/30/1997           $   11,103                  $  11,191
   10/31/1997           $   11,168                  $  11,266
   11/30/1997           $   11,174                  $  11,296
   12/31/1997           $   11,251                  $  11,368
    1/31/1998           $   11,341                  $  11,464
    2/28/1998           $   11,347                  $  11,482
    3/31/1998           $   11,377                  $  11,529
    4/30/1998           $   11,431                  $  11,584
    5/31/1998           $   11,462                  $  11,642
    6/30/1998           $   11,516                  $  11,701
    7/31/1998           $   11,546                  $  11,755
    8/31/1998           $   11,617                  $  11,877
    9/30/1998           $   11,687                  $  12,012
   10/31/1998           $   11,644                  $  12,074
   11/30/1998           $   11,627                  $  12,071
   12/31/1998           $   11,687                  $  12,116
    1/31/1999           $   11,748                  $  12,161
    2/28/1999           $   11,821                  $  12,130
    3/31/1999           $   11,856                  $  12,210
    4/30/1999           $   11,905                  $  12,250
    5/31/1999           $   11,940                  $  12,257
    6/30/1999           $   11,951                  $  12,293
    7/31/1999           $   11,985                  $  12,338
    8/31/1999           $   12,032                  $  12,370
    9/30/1999           $   12,079                  $  12,444
   10/31/1999           $   12,139                  $  12,483
   11/30/1999           $   12,173                  $  12,510
   12/31/1999           $   12,200                  $  12,530
    1/31/2000           $   12,261                  $  12,541
    2/29/2000           $   12,299                  $  12,622
    3/31/2000           $   12,364                  $  12,690
    4/30/2000           $   12,420                  $  12,730
    5/31/2000           $   12,450                  $  12,779
    6/30/2000           $   12,533                  $  12,902
    7/31/2000           $   12,604                  $  12,981
    8/31/2000           $   12,662                  $  13,070
    9/30/2000           $   12,748                  $  13,163
   10/31/2000           $   12,798                  $  13,229
   11/30/2000           $   12,893                  $  13,343
   12/31/2000           $   13,017                  $  13,489
    1/31/2001           $   13,097                  $  13,661
    2/28/2001           $   13,178                  $  13,742
    3/31/2001           $   13,287                  $  13,850
    4/30/2001           $   13,340                  $  13,899
    5/31/2001           $   13,422                  $  13,980
    6/30/2001           $   13,504                  $  14,027
    7/31/2001           $   13,573                  $  14,171
    8/31/2001           $   13,598                  $  14,251
    9/30/2001           $   13,690                  $  14,459
   10/31/2001           $   13,824                  $  14,587
   11/30/2001           $   13,847                  $  14,573
   12/31/2001           $   13,856                  $  14,600
    1/31/2002           $   13,895                  $  14,622
    2/28/2002           $   13,918                  $  14,683
    3/31/2002           $   13,960                  $  14,602
    4/30/2002           $   14,062                  $  14,756
    5/31/2002           $   14,051                  $  14,807
    6/30/2002           $   14,116                  $  14,927
    7/31/2002           $   14,175                  $  15,078
    8/31/2002           $   14,156                  $  15,119
    9/30/2002           $   14,244                  $  15,220
   10/31/2002           $   14,301                  $  15,259
   11/30/2002           $   14,299                  $  15,229
   12/31/2002           $   14,330                  $  15,350
    1/31/2003           $   14,339                  $  15,356
    2/28/2003           $   14,383                  $  15,410
    3/31/2003           $   14,426                  $  15,440
    4/30/2003           $   14,451                  $  15,466
    5/31/2003           $   14,490                  $  15,508
    6/30/2003           $   14,483                  $  15,537
    7/31/2003           $   14,412                  $  15,480
    8/31/2003           $   14,400                  $  15,493
    9/30/2003           $   14,474                  $  15,606
   10/31/2003           $   14,445                  $  15,563
   11/30/2003           $   14,465                  $  15,562
   12/31/2003           $   14,506                  $  15,640
    1/31/2004           $   14,544                  $  15,669
    2/29/2004           $   14,582                  $  15,733
    3/31/2004           $   14,639                  $  15,768
    4/30/2004           $   14,579                  $  15,658
    5/31/2004           $   14,578                  $  15,647
    6/30/2004           $   14,585                  $  15,643
    7/31/2004           $   14,653                  $  15,694
    8/31/2004           $   14,689                  $  15,786
    9/30/2004           $   14,707                  $  15,775
   10/31/2004           $   14,725                  $  15,818
   11/30/2004           $   14,731                  $  15,755
   12/31/2004           $   14,766                  $  15,784
    1/31/2005           $   14,787                  $  15,786
    2/28/2005           $   14,841                  $  15,766
    3/31/2005           $   14,846                  $  15,769
    4/30/2005           $   14,884                  $  15,849
    5/31/2005           $   14,925                  $  15,905
    6/30/2005           $   14,950                  $  15,934
    7/31/2005           $   14,923                  $  15,910
    8/31/2005           $   15,002                  $  15,997
    9/30/2005           $   14,997                  $  15,972
   10/31/2005           $   14,978                  $  15,980

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                           10/31/05
------------------------------------------
1-Year                              +0.45%
------------------------------------------
Since Inception (7/1/03)            +1.03%
------------------------------------------

CLASS C (7/1/03-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    FRANKLIN ADJUSTBLE
                     U.S. GOVERNMENT          LEHMAN BROTHERS U.S.
                     SECURITIES FUND          GOVERNMENT INDEX: 1-2
                         CLASS C                YEAR COMPONENT(6)
                   --------------------     -------------------------
     7/1/2003           $  10,000                   $  10,000
    7/31/2003           $   9,946                   $   9,964
    8/31/2003           $   9,924                   $   9,972
    9/30/2003           $   9,981                   $  10,045
   10/31/2003           $   9,958                   $  10,017
   11/30/2003           $   9,958                   $  10,016
   12/31/2003           $   9,993                   $  10,067
    1/31/2004           $  10,005                   $  10,085
    2/29/2004           $  10,028                   $  10,126
    3/31/2004           $  10,063                   $  10,149
    4/30/2004           $  10,030                   $  10,078
    5/31/2004           $  10,015                   $  10,071
    6/30/2004           $  10,027                   $  10,068
    7/31/2004           $  10,059                   $  10,101
    8/31/2004           $  10,091                   $  10,161
    9/30/2004           $  10,101                   $  10,153
   10/31/2004           $  10,098                   $  10,181
   11/30/2004           $  10,110                   $  10,141
   12/31/2004           $  10,131                   $  10,159
    1/31/2005           $  10,141                   $  10,161
    2/28/2005           $  10,176                   $  10,148
    3/31/2005           $  10,176                   $  10,149
    4/30/2005           $  10,187                   $  10,201
    5/31/2005           $  10,212                   $  10,237
    6/30/2005           $  10,226                   $  10,256
    7/31/2005           $  10,205                   $  10,240
    8/31/2005           $  10,256                   $  10,296
    9/30/2005           $  10,249                   $  10,280
   10/31/2005           $  10,243                   $  10,286


12 | Annual Report

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASSC: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Class C) per share on 10/31/05.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/05.

(6)   Source: Lehman Brothers Inc. The Lehman Brothers U.S. Government Index:
      1-2 Year Component includes securities issued by the U.S. government. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. All issues included must have one to two years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar-denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


                                                              Annual Report | 13

YOUR FUND'S EXPENSES

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/05     VALUE 10/31/05    PERIOD* 4/30/05-10/31/05
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,007.30                $4.71
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,020.52                $4.74
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,005.50                $6.47
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.75                $6.51
---------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.93% and C: 1.28%), which includes the (net) expenses incurred by the U.S. Government Adjustable Rate Mortgage Portfolio prior to 10/27/05, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 15

FRANKLIN FLOATING RATE DAILY ACCESS FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in floating interest rate corporate loans and corporate debt securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT ARE SYNDICATED BANK LOANS?
--------------------------------------------------------------------------------
Syndicated bank loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. A group of lenders provides capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. Borrowing rates are generally pegged to an index, such as LIBOR, the London InterBank Offered Rate.
--------------------------------------------------------------------------------

This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2005.

PERFORMANCE OVERVIEW

Franklin Floating Rate Daily Access Fund - Class A posted a +4.00% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index, which posted a +5.87% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 21.

SYNDICATED BANK LOAN MARKET OVERVIEW

During the fiscal year under review, the Federal Reserve Board (Fed) continued to make a series of measured, short-term interest rate hikes, raising the federal funds target rate two hundred basis points (one hundred basis points equal one percentage point) to 3.75%. In contrast, the 10-year Treasury yield increased only 52 basis points to 4.57%, with much of the rise coming in the last two months of the period. Although this created a flattening of the U.S. Treasury yield curve during the period, the recent move in longer-term interest rates contributed to floating rate bank loans' performing relatively better than their fixed rate counterparts over the past couple months, particularly those securities with higher interest-rate sensitivity.

The bank loan market benefited during the period from investors' strong demand for loan assets. The market recovered from a correction in March and April when ratings downgrades and earnings woes at Ford Motor and General

(1) Source: CSFB. The CSFB Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 58.


16 | Annual Report

Motors pressured credit markets. Corporate debt market volatility eventually spilled over into the loan market, contributing to a slight drop in loan prices.

After June, investors seemed to take comfort in the corporate fundamentals underlying the asset class -- a historically low default rate, strong earnings performance and an improving economy. The interest rate environment during the period also supported the asset class, with markets expecting that the Fed would likely continue to raise short-term interest rates through 2005, potentially benefiting the income received by investors.

Much of the loan market's recent strength was due to strong demand from structured investment vehicles, such as collateralized loan obligations, coupled with a slowdown in new-issue volume from the period's first half when merger and acquisition activity was more prevalent. Largely as a result of such demand, many companies refinanced their loans, repricing them at lower spreads above LIBOR, while other issuers took out loans to fund dividend payments.

After almost two years of improving corporate fundamentals in the loan market, we believe it is likely that at some point the credit cycle will turn and default rates may return to historical averages. Recent high-profile defaults from Refco and Delphi contributed to a higher default rate and were evidence that the loan market is not immune to fraud and sector-specific troubles. Fortunately, the economic outlook remained fairly favorable with regard to growth over the foreseeable future, and most companies appeared to have good access to liquidity via the capital markets.

INVESTMENT STRATEGY

We use credit analysis to select corporate loan and corporate debt securities that meet our criteria. The Fund invests in a corporate loan or corporate debt security only if the manager judges that the borrower can meet the scheduled payments on the obligations. To help manage the credit risk associated with investing in below investment grade securities, we diversify the Fund by investing in hundreds of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

PORTFOLIO BREAKDOWN
Franklin Floating Rate Daily Access Fund
Based on Total Net Assets as of 10/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Senior Floating Rate Interests                            91.0%
Bonds                                                      0.3%
Common Stocks & Warrants                                   0.2%
Short-Term Investments & Other Net Assets                  8.5%


                                                              Annual Report | 17

MANAGER'S DISCUSSION

During the period under review, the Fund remained selective in its loan selection process, focusing on companies that are the market leaders in their respective sectors. We increased exposure to Allied Waste North America, the country's second-largest, nonhazardous solid waste management company. We viewed the company as a defensive investment due to the fact that solid waste management is an essential service. Allied Waste also benefits from high barriers to entry in its industry and from its long-standing municipality relationships, permitting and capital costs. The company maintains geographic diversification, which tends to mitigate operational risk and regional economic issues.

We also took a significant position in SunGard Data Systems, a global leader in integrated software and processing solutions, as well as information availability services. Most of the company's revenues come from recurring sources. In addition, SunGard is a market leader in the financial services industry and benefits from high barriers to entry because its clients' switching costs are significant.

We also made a large investment in DaVita, the leading U.S. provider of integrated dialysis services. The company administers dialysis treatment and related services to patients suffering from chronic kidney failure. DaVita has what we viewed as an experienced management team, strong regional networks and stable cash flow generation. We considered this a defensive investment because dialysis treatment is an essential service, regardless of economic conditions.

With our focus on companies with strong assets, we took significant positions in DIRECTV and Kerr-McGee. DIRECTV is the largest provider of direct-to-home pay television service and the second-largest provider of multi-channel video programming distribution in the U.S., based on number of subscribers. Kerr-McGee is a global energy and inorganic chemical company that maintains a strong portfolio of exploration and production assets, including proven reserves totaling 1.2 billon barrels of oil equivalent at year-end 2004.

Regarding performance during its fiscal year, the Fund benefited from an overweighting in the gaming and leisure industry, as well as an underweighting in the transportation sector (which includes automotive issuers) relative to its benchmark, the CSFB Leveraged Loan Index.(2) During the period, we sold our

(2) The gaming and leisure industry comprises casinos and gaming; hotels, restaurants and cruiselines; movies and entertainment; and recreational products in the SOI. The transportation sector comprises auto parts: original equipment manufacturers, electrical products, electronics and appliances, marine shipping, railroads, specialty stores, and trucking in the SOI.


18 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Floating Rate Daily Access Fund
11/1/04-10/31/05

--------------------------------------------------------------------------------
                                        DIVIDEND PER SHARE
                   -------------------------------------------------------------
MONTH                 CLASS A        CLASS B         CLASS C      ADVISOR CLASS
--------------------------------------------------------------------------------
November           2.7081 cents    2.0403 cents    2.3568 cents    2.9272 cents
--------------------------------------------------------------------------------
December           2.9396 cents    2.3310 cents    2.6190 cents    3.1598 cents
--------------------------------------------------------------------------------
January            3.2214 cents    2.5738 cents    2.8772 cents    3.4384 cents
--------------------------------------------------------------------------------
February           2.9758 cents    2.4171 cents    2.6227 cents    3.1703 cents
--------------------------------------------------------------------------------
March              3.3593 cents    2.7693 cents    2.9906 cents    3.5830 cents
--------------------------------------------------------------------------------
April              3.2307 cents    2.6241 cents    2.9176 cents    3.4308 cents
--------------------------------------------------------------------------------
May                3.7032 cents    3.0671 cents    3.3481 cents    3.9293 cents
--------------------------------------------------------------------------------
June               3.5924 cents    2.9917 cents    3.2620 cents    3.8030 cents
--------------------------------------------------------------------------------
July               3.6166 cents    3.0123 cents    3.2963 cents    3.8211 cents
--------------------------------------------------------------------------------
August             4.2204 cents    3.5560 cents    3.8903 cents    4.4686 cents
--------------------------------------------------------------------------------
September          3.9608 cents    3.3844 cents    3.6543 cents    4.1707 cents
--------------------------------------------------------------------------------
October            4.2971 cents    3.6431 cents    3.9561 cents    4.5045 cents
--------------------------------------------------------------------------------
TOTAL             41.8254 CENTS   34.4102 CENTS   37.7910 CENTS   44.4067 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

lower-tier automotive holdings, many of which subsequently defaulted or experienced price deterioration. The Fund's underweighting in transportation was beneficial particularly in 2005 when for much of the period the sector underperformed the overall loan index.

Conversely, the Fund's underweighting in utilities detracted from performance.(3) During the fiscal year, the utility sector outperformed the CSFB index, helped by the performance of higher volatility loans that provided better yields for investors -- loans that the Fund generally avoided.

(3) The utilities sector comprises electric utilities, and oil and gas pipelines in the SOI.


                                                              Annual Report | 19

TOP 10 HOLDINGS
Franklin Floating Rate Daily Access Fund
10/31/05

----------------------------------------------------------
COMPANY                                         % OF TOTAL
SECTOR/INDUSTRY                                 NET ASSETS
----------------------------------------------------------
Adelphia                                              1.2%
 CABLE & SATELLITE TELEVISION
----------------------------------------------------------
Metro-Goldwyn-Mayer Inc.                              1.2%
 MOVIES & ENTERTAINMENT
----------------------------------------------------------
WMG Acquisition Corp. (Warner Music)                  1.2%
 MOVIES & ENTERTAINMENT
----------------------------------------------------------
Allied Waste North America Inc.                       1.2%
 ENVIRONMENTAL SERVICES
----------------------------------------------------------
Fidelity National Information Services Inc.           1.1%
 FINANCIAL CONGLOMERATES
----------------------------------------------------------
Regal Cinemas Inc.                                    1.1%
 MOVIES & ENTERTAINMENT
----------------------------------------------------------
Texas Genco LLC                                       1.0%
 ELECTRIC UTILITIES
----------------------------------------------------------
SunGard Data Systems Inc.                             1.0%
 PACKAGED SOFTWARE
----------------------------------------------------------
LifePoint Hospitals Inc.                              1.0%
 HOSPITAL & NURSING MANAGEMENT
----------------------------------------------------------
DaVita Inc.                                           1.0%
 MEDICAL & NURSING SERVICES
----------------------------------------------------------

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.


                        /s/ Richard S. Hsu
[PHOTO OMITTED]
                        Richard S. Hsu, CFA


                        /s/ Madeline Lam
[PHOTO OMITTED]
                        Madeline Lam

                        Portfolio Management Team
                        Franklin Floating Rate Daily Access Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


20 | Annual Report

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FAFRX)                           CHANGE    10/31/05   10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.02      $10.11     $10.13
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
--------------------------------------------------------------------------------
Dividend Income                       $0.418254
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBFRX)                           CHANGE    10/31/05   10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.02      $10.10     $10.12
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
--------------------------------------------------------------------------------
Dividend Income                       $0.344102
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCFRX)                           CHANGE    10/31/05   10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.02      $10.11     $10.13
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
--------------------------------------------------------------------------------
Dividend Income                       $0.377910
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FDAAX)                     CHANGE    10/31/05   10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.01      $10.12     $10.13
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
--------------------------------------------------------------------------------
Dividend Income                       $0.444067
--------------------------------------------------------------------------------


                                                              Annual Report | 21

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                                     1-YEAR    3-YEAR  INCEPTION (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +4.00%   +16.29%        +21.37%
--------------------------------------------------------------------------------
Average Annual Total Return(2)               +1.70%    +4.38%         +3.87%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(3)          +1.91%    +4.08%         +3.89%
--------------------------------------------------------------------------------
   Distribution Rate(4)              4.91%
--------------------------------------------------------------------------------
   30-Day Standardized Yield(5)      4.68%
--------------------------------------------------------------------------------
CLASS B                                     1-YEAR     3-YEAR INCEPTION (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +3.25%   +13.87%        +17.68%
--------------------------------------------------------------------------------
Average Annual Total Return(2)               -0.74%    +3.50%         +3.29%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(3)          -0.51%    +3.23%         +3.31%
--------------------------------------------------------------------------------
   Distribution Rate(4)              4.26%
--------------------------------------------------------------------------------
   30-Day Standardized Yield(5)      4.04%
--------------------------------------------------------------------------------
CLASS C                                      1-YEAR    3-YEAR INCEPTION (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +3.59%   +14.88%        +19.30%
--------------------------------------------------------------------------------
Average Annual Total Return(2)               +2.59%    +4.73%         +4.00%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(3)          +2.82%    +4.47%         +4.03%
--------------------------------------------------------------------------------
   Distribution Rate(4)              4.62%
--------------------------------------------------------------------------------
   30-Day Standardized Yield(5)      4.38%
--------------------------------------------------------------------------------
ADVISOR CLASS                                1-YEAR   3-YEAR  INCEPTION (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +4.37%   +17.17%        +22.85%
--------------------------------------------------------------------------------
Average Annual Total Return(2)               +4.37%    +5.42%         +4.68%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(3)          +4.39%    +5.15%         +4.69%
--------------------------------------------------------------------------------
   Distribution Rate(4)              5.25%
--------------------------------------------------------------------------------
   30-Day Standardized Yield(5)      5.03%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


22 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (5/1/01-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    FRANKLIN FLOATING
                    RATE DAILY ACCESS
                           FUND                CSFB LEVERAGED LOAN
                        CLASS A                      INDEX(6)
                   --------------------     -------------------------
    5/1/2001            $   9,775                  $   10,000
   5/31/2001            $   9,896                  $   10,120
   6/30/2001            $   9,951                  $   10,132
   7/31/2001            $  10,022                  $   10,158
   8/31/2001            $  10,072                  $   10,239
   9/30/2001            $  10,025                  $   10,043
  10/31/2001            $  10,015                  $    9,886
  11/30/2001            $  10,107                  $   10,042
  12/31/2001            $  10,181                  $   10,146
   1/31/2002            $  10,261                  $   10,202
   2/28/2002            $  10,255                  $   10,163
   3/31/2002            $  10,333                  $   10,281
   4/30/2002            $  10,395                  $   10,391
   5/31/2002            $  10,443                  $   10,384
   6/30/2002            $  10,416                  $   10,227
   7/31/2002            $  10,279                  $   10,072
   8/31/2002            $  10,252                  $   10,043
   9/30/2002            $  10,259                  $   10,065
  10/31/2002            $  10,202                  $    9,930
  11/30/2002            $  10,271                  $   10,100
  12/31/2002            $  10,382                  $   10,259
   1/31/2003            $  10,440                  $   10,398
   2/28/2003            $  10,485                  $   10,452
   3/31/2003            $  10,533                  $   10,486
   4/30/2003            $  10,612                  $   10,634
   5/31/2003            $  10,692                  $   10,777
   6/30/2003            $  10,783                  $   10,929
   7/31/2003            $  10,830                  $   11,003
   8/31/2003            $  10,868                  $   11,027
   9/30/2003            $  10,922                  $   11,138
  10/31/2003            $  10,984                  $   11,238
  11/30/2003            $  11,023                  $   11,319
  12/31/2003            $  11,065                  $   11,389
   1/31/2004            $  11,115                  $   11,508
   2/29/2004            $  11,150                  $   11,544
   3/31/2004            $  11,188                  $   11,591
   4/30/2004            $  11,225                  $   11,644
   5/31/2004            $  11,225                  $   11,671
   6/30/2004            $  11,282                  $   11,745
   7/31/2004            $  11,316                  $   11,786
   8/31/2004            $  11,332                  $   11,804
   9/30/2004            $  11,358                  $   11,849
  10/31/2004            $  11,408                  $   11,908
  11/30/2004            $  11,439                  $   11,973
  12/31/2004            $  11,472                  $   12,028
   1/31/2005            $  11,508                  $   12,090
   2/28/2005            $  11,565                  $   12,160
   3/31/2005            $  11,603                  $   12,222
   4/30/2005            $  11,606                  $   12,232
   5/31/2005            $  11,614                  $   12,243
   6/30/2005            $  11,678                  $   12,325
   7/31/2005            $  11,743                  $   12,421
   8/31/2005            $  11,792                  $   12,507
   9/30/2005            $  11,838                  $   12,566
  10/31/2005            $  11,864                  $   12,606

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                           10/31/05
------------------------------------------
1-Year                              +1.70%
------------------------------------------
3-Year                              +4.38%
------------------------------------------
Since Inception (5/1/01)            +3.87%
------------------------------------------

CLASS B (5/1/01-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    FRANKLIN FLOATING
                    RATE DAILY ACCESS
                           FUND                CSFB LEVERAGED LOAN
                         CLASS B                    INDEX(6)
                   --------------------     -------------------------
    5/1/2001            $  10,000                   $  10,000
   5/31/2001            $  10,118                   $  10,120
   6/30/2001            $  10,168                   $  10,132
   7/31/2001            $  10,243                   $  10,158
   8/31/2001            $  10,288                   $  10,239
   9/30/2001            $  10,234                   $  10,043
  10/31/2001            $  10,208                   $   9,886
  11/30/2001            $  10,307                   $  10,042
  12/31/2001            $  10,365                   $  10,146
   1/31/2002            $  10,452                   $  10,202
   2/28/2002            $  10,430                   $  10,163
   3/31/2002            $  10,508                   $  10,281
   4/30/2002            $  10,569                   $  10,391
   5/31/2002            $  10,604                   $  10,384
   6/30/2002            $  10,583                   $  10,227
   7/31/2002            $  10,438                   $  10,072
   8/31/2002            $  10,406                   $  10,043
   9/30/2002            $  10,397                   $  10,065
  10/31/2002            $  10,334                   $   9,930
  11/30/2002            $  10,409                   $  10,100
  12/31/2002            $  10,505                   $  10,259
   1/31/2003            $  10,558                   $  10,398
   2/28/2003            $  10,598                   $  10,452
   3/31/2003            $  10,650                   $  10,486
   4/30/2003            $  10,724                   $  10,634
   5/31/2003            $  10,788                   $  10,777
   6/30/2003            $  10,874                   $  10,929
   7/31/2003            $  10,925                   $  11,003
   8/31/2003            $  10,948                   $  11,027
   9/30/2003            $  10,995                   $  11,138
  10/31/2003            $  11,050                   $  11,238
  11/30/2003            $  11,085                   $  11,319
  12/31/2003            $  11,120                   $  11,389
   1/31/2004            $  11,174                   $  11,508
   2/29/2004            $  11,192                   $  11,544
   3/31/2004            $  11,223                   $  11,591
   4/30/2004            $  11,253                   $  11,644
   5/31/2004            $  11,259                   $  11,671
   6/30/2004            $  11,297                   $  11,745
   7/31/2004            $  11,325                   $  11,786
   8/31/2004            $  11,334                   $  11,804
   9/30/2004            $  11,353                   $  11,849
  10/31/2004            $  11,398                   $  11,908
  11/30/2004            $  11,421                   $  11,973
  12/31/2004            $  11,447                   $  12,028
   1/31/2005            $  11,476                   $  12,090
   2/28/2005            $  11,526                   $  12,160
   3/31/2005            $  11,558                   $  12,222
   4/30/2005            $  11,553                   $  12,232
   5/31/2005            $  11,554                   $  12,243
   6/30/2005            $  11,611                   $  12,325
   7/31/2005            $  11,669                   $  12,421
   8/31/2005            $  11,710                   $  12,507
   9/30/2005            $  11,749                   $  12,566
  10/31/2005            $  11,568                   $  12,606


AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                           10/31/05
------------------------------------------
1-Year                              -0.74%
------------------------------------------
3-Year                              +3.50%
------------------------------------------
Since Inception (5/1/01)            +3.29%
------------------------------------------


                                                              Annual Report | 23

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                           10/31/05
------------------------------------------
1-Year                              +2.59%
------------------------------------------
3-Year                              +4.73%
------------------------------------------
Since Inception (5/1/01)            +4.00%
------------------------------------------

CLASS C (5/1/01-10/31/05)

                    FRANKLIN FLOATING
                    RATE DAILY ACCESS
                           FUND                CSFB LEVERAGED LOAN
                         CLASS C                     INDEX(6)
                   --------------------     -------------------------
    5/1/2001            $  10,000                   $  10,000
   5/31/2001            $  10,120                   $  10,120
   6/30/2001            $  10,173                   $  10,132
   7/31/2001            $  10,252                   $  10,158
   8/31/2001            $  10,299                   $  10,239
   9/30/2001            $  10,238                   $  10,043
  10/31/2001            $  10,225                   $   9,886
  11/30/2001            $  10,326                   $  10,042
  12/31/2001            $  10,388                   $  10,146
   1/31/2002            $  10,476                   $  10,202
   2/28/2002            $  10,456                   $  10,163
   3/31/2002            $  10,545                   $  10,281
   4/30/2002            $  10,605                   $  10,391
   5/31/2002            $  10,641                   $  10,384
   6/30/2002            $  10,610                   $  10,227
   7/31/2002            $  10,468                   $  10,072
   8/31/2002            $  10,449                   $  10,043
   9/30/2002            $  10,443                   $  10,065
  10/31/2002            $  10,385                   $   9,930
  11/30/2002            $  10,452                   $  10,100
  12/31/2002            $  10,564                   $  10,259
   1/31/2003            $  10,621                   $  10,398
   2/28/2003            $  10,664                   $  10,452
   3/31/2003            $  10,709                   $  10,486
   4/30/2003            $  10,781                   $  10,634
   5/31/2003            $  10,858                   $  10,777
   6/30/2003            $  10,947                   $  10,929
   7/31/2003            $  10,991                   $  11,003
   8/31/2003            $  11,027                   $  11,027
   9/30/2003            $  11,077                   $  11,138
  10/31/2003            $  11,135                   $  11,238
  11/30/2003            $  11,171                   $  11,319
  12/31/2003            $  11,209                   $  11,389
   1/31/2004            $  11,255                   $  11,508
   2/29/2004            $  11,287                   $  11,544
   3/31/2004            $  11,321                   $  11,591
   4/30/2004            $  11,355                   $  11,644
   5/31/2004            $  11,352                   $  11,671
   6/30/2004            $  11,405                   $  11,745
   7/31/2004            $  11,436                   $  11,786
   8/31/2004            $  11,447                   $  11,804
   9/30/2004            $  11,470                   $  11,849
  10/31/2004            $  11,517                   $  11,908
  11/30/2004            $  11,544                   $  11,973
  12/31/2004            $  11,574                   $  12,028
   1/31/2005            $  11,607                   $  12,090
   2/28/2005            $  11,660                   $  12,160
   3/31/2005            $  11,694                   $  12,222
   4/30/2005            $  11,693                   $  12,232
   5/31/2005            $  11,697                   $  12,243
   6/30/2005            $  11,758                   $  12,325
   7/31/2005            $  11,820                   $  12,421
   8/31/2005            $  11,865                   $  12,507
   9/30/2005            $  11,908                   $  12,566
  10/31/2005            $  11,930                   $  12,606

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
ADVISOR CLASS                     10/31/05
------------------------------------------
1-Year                              +4.37%
------------------------------------------
3-Year                              +5.42%
------------------------------------------
Since Inception (5/1/01)            +4.68%
------------------------------------------

ADVISOR CLASS (5/1/01-10/31/05)

                    FRANKLIN FLOATING
                    RATE DAILY ACCESS
                           FUND                CSFB LEVERAGED LOAN
                      ADVISOR CLASS                  INDEX(6)
                   --------------------     -------------------------
    5/1/2001            $  10,000                   $  10,000
   5/31/2001            $  10,126                   $  10,120
   6/30/2001            $  10,184                   $  10,132
   7/31/2001            $  10,269                   $  10,158
   8/31/2001            $  10,322                   $  10,239
   9/30/2001            $  10,276                   $  10,043
  10/31/2001            $  10,258                   $   9,886
  11/30/2001            $  10,365                   $  10,042
  12/31/2001            $  10,432                   $  10,146
   1/31/2002            $  10,526                   $  10,202
   2/28/2002            $  10,511                   $  10,163
   3/31/2002            $  10,604                   $  10,281
   4/30/2002            $  10,670                   $  10,391
   5/31/2002            $  10,711                   $  10,384
   6/30/2002            $  10,695                   $  10,227
   7/31/2002            $  10,557                   $  10,072
   8/31/2002            $  10,532                   $  10,043
   9/30/2002            $  10,530                   $  10,065
  10/31/2002            $  10,485                   $   9,930
  11/30/2002            $  10,557                   $  10,100
  12/31/2002            $  10,663                   $  10,259
   1/31/2003            $  10,736                   $  10,398
   2/28/2003            $  10,773                   $  10,452
   3/31/2003            $  10,836                   $  10,486
   4/30/2003            $  10,919                   $  10,634
   5/31/2003            $  10,993                   $  10,777
   6/30/2003            $  11,100                   $  10,929
   7/31/2003            $  11,150                   $  11,003
   8/31/2003            $  11,193                   $  11,027
   9/30/2003            $  11,250                   $  11,138
  10/31/2003            $  11,316                   $  11,238
  11/30/2003            $  11,348                   $  11,319
  12/31/2003            $  11,405                   $  11,389
   1/31/2004            $  11,459                   $  11,508
   2/29/2004            $  11,498                   $  11,544
   3/31/2004            $  11,528                   $  11,591
   4/30/2004            $  11,569                   $  11,644
   5/31/2004            $  11,582                   $  11,671
   6/30/2004            $  11,643                   $  11,745
   7/31/2004            $  11,681                   $  11,786
   8/31/2004            $  11,688                   $  11,804
   9/30/2004            $  11,729                   $  11,849
  10/31/2004            $  11,772                   $  11,908
  11/30/2004            $  11,818                   $  11,973
  12/31/2004            $  11,854                   $  12,028
   1/31/2005            $  11,895                   $  12,090
   2/28/2005            $  11,955                   $  12,160
   3/31/2005            $  11,997                   $  12,222
   4/30/2005            $  12,002                   $  12,232
   5/31/2005            $  12,002                   $  12,243
   6/30/2005            $  12,071                   $  12,325
   7/31/2005            $  12,152                   $  12,421
   8/31/2005            $  12,206                   $  12,507
   9/30/2005            $  12,244                   $  12,566
  10/31/2005            $  12,285                   $  12,606


24 | Annual Report

ENDNOTES

INVESTORS SHOULD BE AWARE THAT THE FUND'S SHARE PRICE AND YIELD WILL FLUCTUATE WITH MARKET CONDITIONS. THE FUND SHOULD NOT BE CONSIDERED AN ALTERNATIVE TO MONEY MARKET FUNDS OR CDS. THE FLOATING-RATE LOANS AND DEBT SECURITIES IN WHICH THE FUND INVESTS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER-YIELDING, LOWER-RATED FLOATING-RATE LOANS AND DEBT SECURITIES INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. IN ADDITION, THE FUND IS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE LOANS OF ONE BORROWER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/05.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/05.

(6) Source: CSFB. The CSFB Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market.


                                                              Annual Report | 25

YOUR FUND'S EXPENSES

FRANKLIN FLOATING RATE DAILY ACCESS FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


26 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/05     VALUE 10/31/05    PERIOD* 4/30/05-10/31/05
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,022.30                $4.43
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,020.82                $4.43
---------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,018.60                $8.14
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,017.14                $8.13
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,020.30                $6.47
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.80                $6.46
---------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,023.60                $3.16
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,022.08                $3.16
---------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.87%; B: 1.60%; C: 1.27%; and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 27

FRANKLIN LOW DURATION TOTAL RETURN FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Low Duration Total Return Fund seeks as high a level of current income as is consistent with prudent investing, while seeking preservation of capital. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and other asset-backed securities, targeting an estimated average portfolio duration of three years or less.

--------------------------------------------------------------------------------
DURATION IS A MEASURE OF A BOND'S PRICE SENSITIVITY TO INTEREST RATE CHANGES. IN GENERAL, A PORTFOLIO OF SECURITIES WITH A LOWER DURATION CAN BE EXPECTED TO BE LESS SENSITIVE TO INTEREST RATE CHANGES THAN A PORTFOLIO WITH A HIGHER DURATION.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN

Franklin Low Duration Total Return Fund
Based on Total Investments as of 10/31/05

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government & Agency Securities .............          45.1%
Mortgage-Backed Securities ......................          25.2%
Corporate Bonds .................................          13.6%
Asset-Backed Securities .........................           7.9%
Foreign Government Securities ...................           3.7%
Short-Term Investments & Other Net Assets .......           4.5%

--------------------------------------------------------------------------------

This inaugural annual report for Franklin Low Duration Total Return Fund covers the period since inception on November 17, 2004, through October 31, 2005.

PERFORMANCE OVERVIEW

Franklin Low Duration Total Return Fund - Class A posted a +0.78% cumulative total return for the period under review. The Fund underperformed its benchmark, the Lehman Brothers U.S. Government Index: 1-3 Year Component, which posted a +1.00% total return for the same period.(1) You

(1)   Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Government
      Index: 1-3 Year Component includes fixed rate securities issued by the U.S. government with remaining maturity of one year up to, but not including, three years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 74.


28 | Annual Report
can find more of the Fund's performance data in the Performance Summary beginning on page 31.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we will evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a Fund with a higher duration.

MANAGER'S DISCUSSION

During the period under review, we invested in shorter duration, adjustable rate mortgage-backed securities, which tend to have lower durations than fixed rate mortgage-backed securities. Similarly, we invested some of the Fund's assets in floating rate asset-backed securities, which had lower durations than their fixed rate counterparts.

We remained diligent about executing our investment strategy to uncover value across the entire fixed income opportunity set. From a risk management perspective, our largest overweighting was in the non-U.S. dollar sector, where we sought to benefit from strong currency fundamentals and yield differentials. Although a large allocation from a risk management standpoint, this sector represented a relatively small portion of the Fund's total investments at period-end.

We closely monitored our corporate assets, as the contraction of yield spreads across the credit spectrum led us to reconsider the compensation we receive for any incremental risk we take within the portfolio. We also continued to invest some of the Fund's assets in agency mortgage-backed securities and debentures, as their historical risk-adjusted returns remained attractive compared with other government bonds.

DIVIDEND DISTRIBUTIONS*
Franklin Low Duration Total Return Fund
Class A
11/17/04-10/31/05

----------------------------------------------------
MONTH                            DIVIDEND PER SHARE
----------------------------------------------------
December**                             3.0900 cents
----------------------------------------------------
January                                2.5018 cents
----------------------------------------------------
February                               2.4082 cents
----------------------------------------------------
March                                  2.7102 cents
----------------------------------------------------
April                                  2.6509 cents
----------------------------------------------------
May                                    2.9124 cents
----------------------------------------------------
June                                   2.7761 cents
----------------------------------------------------
July                                   2.6672 cents
----------------------------------------------------
August                                 3.1382 cents
----------------------------------------------------
September                              2.8571 cents
----------------------------------------------------
October                                3.0156 cents
----------------------------------------------------
TOTAL                                 30.7277 CENTS
----------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**    The Fund made its first distribution on 12/31/04.


                                                              Annual Report | 29

Thank you for your participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.


                                /s/ Roger A. Bayston
[PHOTO OMITTED]
                                Roger A. Bayston, CFA


                                /s/ Kent Burns
[PHOTO OMITTED]
                                Kent Burns, CFA


                                /s/ Christopher J. Molumphy
[PHOTO OMITTED]
                                Christopher J. Molumphy, CFA

                                Portfolio Management Team
                                Franklin Low Duration Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


30 | Annual Report

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN LOW DURATION TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: N/A)                                             CHANGE          10/31/05          11/17/04
-------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.23             $9.77            $10.00
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/17/04-10/31/05)
-------------------------------------------------------------------------------------------------------------
Dividend Income                               $0.307277
-------------------------------------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AGGREGATE TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

--------------------------------------------------------------------------------------------------------------
CLASS A                                                                                  INCEPTION (11/17/04)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                                                         +0.78%
--------------------------------------------------------------------------------------------------------------
Aggregate Total Return(3)                                                                          -1.48%
--------------------------------------------------------------------------------------------------------------
Aggregate Total Return (9/30/05)(3),(4)                                                            -1.38%
--------------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                         3.56%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                 3.32%
--------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                             Annual Report | 31

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AGGREGATE TOTAL RETURN

--------------------------------------------
CLASS A                            10/31/05
--------------------------------------------
Since Inception (11/17/04)           -1.48%
--------------------------------------------

CLASS A (11/17/04-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      FRANKLIN LOW
                     DURATION TOTAL            LEHMAN BROTHERS U.S.
                       RETURN FUND             GOVERNMENT INDEX: 1-3
                         CLASS A                 YEAR COMPONENT(7)
                  ---------------------        ---------------------
11/17/2004               $ 9,775                      $10,000
11/30/2004               $ 9,763                      $ 9,979
12/31/2004               $ 9,776                      $10,000
 1/31/2005               $ 9,781                      $ 9,998
 2/28/2005               $ 9,775                      $ 9,977
 3/31/2005               $ 9,752                      $ 9,975
 4/30/2005               $ 9,798                      $10,033
 5/31/2005               $ 9,826                      $10,074
 6/30/2005               $ 9,844                      $10,094
 7/31/2005               $ 9,821                      $10,065
 8/31/2005               $ 9,882                      $10,129
 9/30/2005               $ 9,861                      $10,103
10/31/2005               $ 9,852                      $10,100


32 | Annual Report

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S INVESTMENTS IN DERIVATIVES, SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, MAY INVOLVE A SMALL INVESTMENT RELATIVE TO THE AMOUNT OF RISK ASSUMED. SOME DERIVATIVES ARE PARTICULARLY SENSITIVE TO CHANGES IN INTEREST RATES. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. DURING PERIODS OF DECLINING INTEREST RATES, PRINCIPAL PREPAYMENTS TEND TO INCREASE AS BORROWERS REFINANCE THEIR MORTGAGES AT LOWER RATES; THEREFORE THE FUND MAY BE FORCED TO REINVEST RETURNED PRINCIPAL AT LOWER INTEREST RATES, REDUCING ITS INCOME. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 1.95%. The manager and administrator may end this arrangement at any time.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(3) Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Because the Fund has existed for less than one year, average annual total returns are not provided.

(4) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the sum of the past 30 days' daily distributions per share ($0.029208) and the maximum offering price of $9.99 per share on 10/31/05.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/05.

(7)   Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Government
      Index: 1-3 Year Component includes fixed rate securities issued by the U.S. government with remaining maturity of one year up to, but not including, three years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible.


                                                              Annual Report | 33

YOUR FUND'S EXPENSES

FRANKLIN LOW DURATION TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


34 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------
                                                                            EXPENSES PAID
                                  BEGINNING ACCOUNT    ENDING ACCOUNT       DURING PERIOD*
CLASS A                             VALUE 4/30/05      VALUE 10/31/05      4/30/05-10/31/05
--------------------------------------------------------------------------------------------
Actual                                 $1,000            $1,005.40              $4.55
--------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)            $1,000            $1,020.67              $4.58
--------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 35

FRANKLIN TOTAL RETURN FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Total Return Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 85% of its assets in investment-grade debt securities. The Fund focuses on government and corporate debt securities and mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Total Return Fund covers the fiscal year ended October 31, 2005.

PERFORMANCE OVERVIEW

Franklin Total Return Fund - Class A posted a +1.27% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Lehman Brothers U.S. Universal Index, which posted a +1.61% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 39.

PORTFOLIO BREAKDOWN
Franklin Total Return Fund
Based on Total Investments

-------------------------------------------------------------------------------
SECTOR                                           10/31/05         10/31/04
-------------------------------------------------------------------------------
U.S. Government & Agency Securities                25.7%            15.3%
-------------------------------------------------------------------------------
Corporate Bonds                                    24.0%            28.9%
-------------------------------------------------------------------------------
Asset-Backed Securities                            21.0%            10.3%
-------------------------------------------------------------------------------
Mortgage-Backed Securities                         20.1%            27.0%
-------------------------------------------------------------------------------
Foreign Government Securities                       7.3%             8.0%
-------------------------------------------------------------------------------
Credit-Linked Structured Notes                      0.5%             2.0%
-------------------------------------------------------------------------------
Senior Floating Rate                                0.4%             1.2%
-------------------------------------------------------------------------------
Preferred Stocks                                    0.0%             0.1%
-------------------------------------------------------------------------------
Short-Term Investments                              1.0%             7.2%
-------------------------------------------------------------------------------

(1) Source: Lehman Brothers Inc. The Lehman Brothers U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. It is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 83.


36 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/04-10/31/05

--------------------------------------------------------------------------------
                                   DIVIDEND PER SHARE (CENTS)
                 ---------------------------------------------------------------
MONTH            CLASS A      CLASS B      CLASS C      CLASS R    ADVISOR CLASS
--------------------------------------------------------------------------------
November          3.9373       3.5980       3.5759       3.7125       4.1661
--------------------------------------------------------------------------------
December          3.7197       3.3769       3.3771       3.5076       3.9468
--------------------------------------------------------------------------------
January           3.7095       3.3646       3.3629       3.4929       3.9325
--------------------------------------------------------------------------------
February          3.4722       3.1820       3.1429       3.2671       3.6718
--------------------------------------------------------------------------------
March             3.6998       3.3559       3.3516       3.4816       3.9204
--------------------------------------------------------------------------------
April             3.5558       3.2352       3.2332       3.3543       3.7615
--------------------------------------------------------------------------------
May               3.8597       3.5028       3.4951       3.6328       4.0856
--------------------------------------------------------------------------------
June              3.5870       3.2509       3.2357       3.3733       3.7956
--------------------------------------------------------------------------------
July              3.3959       3.0742       3.0727       3.1927       3.6026
--------------------------------------------------------------------------------
August            3.8040       3.4421       3.4304       3.5730       4.0392
--------------------------------------------------------------------------------
September         3.4939       3.1613       3.1592       3.2853       3.7067
--------------------------------------------------------------------------------
October           3.8110       3.4708       3.4696       3.5987       4.0276
--------------------------------------------------------------------------------
TOTAL            44.0458      40.0147      39.9063      41.4718      46.6564
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 15% of its total assets in non-investment grade debt securities.

MANAGER'S DISCUSSION

During the fiscal year under review, we remained diligent in executing our investment strategy to uncover value across the entire fixed income opportunity set. From a risk management perspective, our largest overweighting was in the non-U.S. dollar sector, where we sought to benefit from strong currency fundamentals and yield differentials. Although a significant allocation from a risk management standpoint, this sector represented a relatively small portion of the Fund's total investments at period-end.

We closely monitored our corporate assets, as the contraction of yield spreads across the credit spectrum led us to reconsider the compensation we receive for


                                                              Annual Report | 37
any incremental risk we take within the portfolio. Within corporates, we remained positive on the bank loan sector, as its fundamentals and lower interest rate risk can benefit investors from a risk-adjusted standpoint across economic cycles.

We also continued to invest a portion of the Fund's assets in agency mortgage-backed securities and debentures, as their historical risk-adjusted returns remained attractive compared with other government bonds.

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

                               /s/ Roger A. Bayston
[PHOTO OMITTED]
                               Roger A. Bayston, CFA

                               /s/ Kent Burns
[PHOTO OMITTED]
                               Kent Burns, CFA

                               /s/ Christopher J. Molumphy
[PHOTO OMITTED]
                               Christopher J. Molumphy, CFA

                               Portfolio Management Team
                               Franklin Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


38 |  Annual Report

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKBAX)                                    CHANGE          10/31/05         10/31/04
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.31             $9.91           $10.22
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
----------------------------------------------------------------------------------------------------
Dividend Income                          $0.440458
----------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBTLX)                                    CHANGE          10/31/05         10/31/04
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.31             $9.91           $10.22
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
----------------------------------------------------------------------------------------------------
Dividend Income                          $0.400147
----------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCTLX)                                    CHANGE          10/31/05         10/31/04
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.31             $9.91           $10.22
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
----------------------------------------------------------------------------------------------------
Dividend Income                          $0.399063
----------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: FTRRX)                                    CHANGE          10/31/05         10/31/04
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.31             $9.91           $10.22
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
----------------------------------------------------------------------------------------------------
Dividend Income                          $0.414718
----------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FBDAX)                              CHANGE          10/31/05         10/31/04
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.32             $9.92           $10.24
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
----------------------------------------------------------------------------------------------------
Dividend Income                          $0.466564
----------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

PERFORMANCE(1)

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------
CLASS A                                                     1-YEAR            5-YEAR   INCEPTION (8/3/98)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                  +1.27%           +36.05%         +51.23%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                              -3.00%            +5.44%          +5.24%
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                         -1.22%            +5.72%          +5.43%
---------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                       4.34%
---------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)               3.87%
---------------------------------------------------------------------------------------------------------
CLASS B                                                     1-YEAR            3-YEAR   INCEPTION (3/1/02)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                  +0.87%           +16.18%         +20.84%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                              -3.01%            +4.21%          +4.58%
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                         -1.20%            +4.27%          +4.94%
---------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                       4.13%
---------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)               3.64%
---------------------------------------------------------------------------------------------------------
CLASS C                                                     1-YEAR            3-YEAR   INCEPTION (3/1/02)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                  +0.86%           +16.31%         +20.94%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                              -0.11%            +5.16%          +5.32%
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                         +1.65%            +5.18%          +5.67%
---------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                       4.13%
---------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)               3.63%
---------------------------------------------------------------------------------------------------------
CLASS R                                                     1-YEAR            3-YEAR   INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                  +1.01%           +16.70%         +22.72%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                              +0.04%            +5.28%          +5.49%
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                         +1.91%            +5.34%          +5.86%
---------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                       4.28%
---------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)               3.79%
---------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                               1-YEAR            5-YEAR   INCEPTION (8/3/98)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                  +1.43%           +37.74%         +54.06%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                              +1.43%            +6.61%          +6.14%
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                         +3.31%            +6.90%          +6.33%
---------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                       4.79%
---------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)               4.29%
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


40 |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                           10/31/05
------------------------------------------
1-Year                              -3.00%
------------------------------------------
5-Year                              +5.44%
------------------------------------------
Since Inception (8/3/98)            +5.24%
------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

CLASS A (8/3/98-10/31/05)

                    FRANKLIN TOTAL
                      RETURN FUND      LEHMAN BROTHERS U.S.
                        CLASS A         UNIVERSAL INDEX(7)         CPI(7)
                  -------------------  --------------------       -------
      8/3/1998          $ 9,579              $10,000              $10,000
     8/31/1998          $ 9,761              $ 9,999              $10,012
     9/30/1998          $10,038              $10,236              $10,025
    10/31/1998          $ 9,966              $10,194              $10,049
    11/30/1998          $10,010              $10,296              $10,049
    12/31/1998          $10,031              $10,319              $10,043
     1/31/1999          $10,104              $10,388              $10,067
     2/28/1999          $ 9,912              $10,223              $10,080
     3/31/1999          $ 9,949              $10,301              $10,110
     4/30/1999          $ 9,976              $10,362              $10,184
     5/31/1999          $ 9,844              $10,257              $10,184
     6/30/1999          $ 9,812              $10,239              $10,184
     7/31/1999          $ 9,770              $10,198              $10,214
     8/31/1999          $ 9,778              $10,186              $10,239
     9/30/1999          $ 9,861              $10,296              $10,288
    10/31/1999          $ 9,894              $10,340              $10,306
    11/30/1999          $ 9,958              $10,357              $10,312
    12/31/1999          $ 9,940              $10,337              $10,312
     1/31/2000          $ 9,850              $10,302              $10,343
     2/29/2000          $ 9,966              $10,433              $10,404
     3/31/2000          $10,050              $10,554              $10,490
     4/30/2000          $10,006              $10,521              $10,496
     5/31/2000          $ 9,985              $10,502              $10,509
     6/30/2000          $10,247              $10,728              $10,564
     7/31/2000          $10,346              $10,832              $10,588
     8/31/2000          $10,501              $10,990              $10,588
     9/30/2000          $10,590              $11,046              $10,643
    10/31/2000          $10,647              $11,090              $10,662
    11/30/2000          $10,771              $11,240              $10,668
    12/31/2000          $10,998              $11,455              $10,662
     1/31/2001          $11,211              $11,679              $10,729
     2/28/2001          $11,275              $11,777              $10,772
     3/31/2001          $11,316              $11,817              $10,797
     4/30/2001          $11,210              $11,764              $10,839
     5/31/2001          $11,260              $11,849              $10,888
     6/30/2001          $11,307              $11,882              $10,907
     7/31/2001          $11,560              $12,116              $10,876
     8/31/2001          $11,670              $12,267              $10,876
     9/30/2001          $11,715              $12,356              $10,925
    10/31/2001          $11,911              $12,604              $10,888
    11/30/2001          $11,790              $12,457              $10,870
    12/31/2001          $11,740              $12,383              $10,827
     1/31/2002          $11,821              $12,486              $10,852
     2/28/2002          $11,911              $12,603              $10,895
     3/31/2002          $11,729              $12,421              $10,956
     4/30/2002          $11,944              $12,658              $11,017
     5/31/2002          $12,051              $12,753              $11,017
     6/30/2002          $12,040              $12,799              $11,023
     7/31/2002          $12,037              $12,908              $11,036
     8/31/2002          $12,256              $13,146              $11,072
     9/30/2002          $12,403              $13,334              $11,091
    10/31/2002          $12,321              $13,288              $11,109
    11/30/2002          $12,438              $13,324              $11,109
    12/31/2002          $12,701              $13,600              $11,085
     1/31/2003          $12,771              $13,637              $11,134
     2/28/2003          $12,939              $13,831              $11,219
     3/31/2003          $12,940              $13,844              $11,287
     4/30/2003          $13,137              $14,008              $11,262
     5/31/2003          $13,370              $14,275              $11,244
     6/30/2003          $13,414              $14,272              $11,256
     7/31/2003          $13,012              $13,813              $11,268
     8/31/2003          $13,120              $13,912              $11,311
     9/30/2003          $13,476              $14,283              $11,348
    10/31/2003          $13,415              $14,181              $11,336
    11/30/2003          $13,509              $14,230              $11,305
    12/31/2003          $13,704              $14,392              $11,293
     1/31/2004          $13,840              $14,516              $11,348
     2/29/2004          $13,961              $14,659              $11,409
     3/31/2004          $14,046              $14,776              $11,483
     4/30/2004          $13,705              $14,398              $11,520
     5/31/2004          $13,617              $14,325              $11,587
     6/30/2004          $13,702              $14,416              $11,624
     7/31/2004          $13,828              $14,569              $11,605
     8/31/2004          $14,091              $14,858              $11,612
     9/30/2004          $14,158              $14,916              $11,636
    10/31/2004          $14,304              $15,052              $11,697
    11/30/2004          $14,289              $14,958              $11,703
    12/31/2004          $14,426              $15,107              $11,661
     1/31/2005          $14,492              $15,194              $11,685
     2/28/2005          $14,470              $15,132              $11,752
     3/31/2005          $14,338              $15,021              $11,844
     4/30/2005          $14,475              $15,204              $11,924
     5/31/2005          $14,616              $15,381              $11,912
     6/30/2005          $14,696              $15,486              $11,918
     7/31/2005          $14,586              $15,375              $11,973
     8/31/2005          $14,757              $15,563              $12,034
     9/30/2005          $14,604              $15,418              $12,181
    10/31/2005          $14,485              $15,295              $12,206

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS B                             10/31/05
--------------------------------------------
1-Year                                -3.01%
--------------------------------------------
3-Year                                +4.21%
--------------------------------------------
Since Inception (3/1/02)              +4.58%
--------------------------------------------

CLASS B (3/1/02-10/31/05)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                    FRANKLIN TOTAL
                      RETURN FUND      LEHMAN BROTHERS U.S.
                        CLASS B         UNIVERSAL INDEX(7)         CPI(7)
                  -------------------  --------------------       -------
      3/1/2002          $10,000              $10,000              $10,000
     3/31/2002          $ 9,916              $ 9,855              $10,056
     4/30/2002          $10,102              $10,043              $10,112
     5/31/2002          $10,189              $10,119              $10,112
     6/30/2002          $10,177              $10,156              $10,118
     7/31/2002          $10,171              $10,242              $10,129
     8/31/2002          $10,353              $10,430              $10,163
     9/30/2002          $10,474              $10,580              $10,180
    10/31/2002          $10,401              $10,544              $10,197
    11/30/2002          $10,497              $10,572              $10,197
    12/31/2002          $10,715              $10,791              $10,174
     1/31/2003          $10,770              $10,821              $10,219
     2/28/2003          $10,908              $10,974              $10,298
     3/31/2003          $10,905              $10,985              $10,360
     4/30/2003          $11,068              $11,115              $10,337
     5/31/2003          $11,261              $11,327              $10,321
     6/30/2003          $11,294              $11,324              $10,332
     7/31/2003          $10,952              $10,960              $10,343
     8/31/2003          $11,039              $11,038              $10,382
     9/30/2003          $11,335              $11,333              $10,416
    10/31/2003          $11,279              $11,252              $10,405
    11/30/2003          $11,355              $11,291              $10,377
    12/31/2003          $11,515              $11,419              $10,366
     1/31/2004          $11,614              $11,518              $10,416
     2/29/2004          $11,723              $11,631              $10,472
     3/31/2004          $11,791              $11,724              $10,540
     4/30/2004          $11,501              $11,424              $10,574
     5/31/2004          $11,423              $11,366              $10,636
     6/30/2004          $11,490              $11,438              $10,669
     7/31/2004          $11,592              $11,560              $10,652
     8/31/2004          $11,809              $11,789              $10,658
     9/30/2004          $11,861              $11,835              $10,681
    10/31/2004          $11,980              $11,943              $10,737
    11/30/2004          $11,964              $11,869              $10,742
    12/31/2004          $12,062              $11,987              $10,703
     1/31/2005          $12,126              $12,056              $10,726
     2/28/2005          $12,104              $12,006              $10,787
     3/31/2005          $11,989              $11,919              $10,872
     4/30/2005          $12,100              $12,063              $10,945
     5/31/2005          $12,213              $12,204              $10,934
     6/30/2005          $12,276              $12,288              $10,939
     7/31/2005          $12,181              $12,199              $10,990
     8/31/2005          $12,319              $12,349              $11,046
     9/30/2005          $12,188              $12,234              $11,181
    10/31/2005          $11,784              $12,136              $11,204


                                                              Annual Report | 41

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS C                             10/31/05
--------------------------------------------
1-Year                                -0.11%
--------------------------------------------
3-Year                                +5.16%
--------------------------------------------
Since Inception (3/1/02)              +5.32%
--------------------------------------------

CLASS C (3/1/02-10/31/05)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                    FRANKLIN TOTAL
                      RETURN FUND      LEHMAN BROTHERS U.S.
                        CLASS C         UNIVERSAL INDEX(7)         CPI(7)
                  -------------------  --------------------       -------
      3/1/2002          $10,000              $10,000              $10,000
     3/31/2002          $ 9,928              $ 9,855              $10,056
     4/30/2002          $10,110              $10,043              $10,112
     5/31/2002          $10,187              $10,119              $10,112
     6/30/2002          $10,185              $10,156              $10,118
     7/31/2002          $10,168              $10,242              $10,129
     8/31/2002          $10,361              $10,430              $10,163
     9/30/2002          $10,472              $10,580              $10,180
    10/31/2002          $10,398              $10,544              $10,197
    11/30/2002          $10,505              $10,572              $10,197
    12/31/2002          $10,715              $10,791              $10,174
     1/31/2003          $10,783              $10,821              $10,219
     2/28/2003          $10,911              $10,974              $10,298
     3/31/2003          $10,907              $10,985              $10,360
     4/30/2003          $11,069              $11,115              $10,337
     5/31/2003          $11,262              $11,327              $10,321
     6/30/2003          $11,294              $11,324              $10,332
     7/31/2003          $10,952              $10,960              $10,343
     8/31/2003          $11,050              $11,038              $10,382
     9/30/2003          $11,346              $11,333              $10,416
    10/31/2003          $11,279              $11,252              $10,405
    11/30/2003          $11,355              $11,291              $10,377
    12/31/2003          $11,515              $11,419              $10,366
     1/31/2004          $11,625              $11,518              $10,416
     2/29/2004          $11,735              $11,631              $10,472
     3/31/2004          $11,802              $11,724              $10,540
     4/30/2004          $11,501              $11,424              $10,574
     5/31/2004          $11,434              $11,366              $10,636
     6/30/2004          $11,490              $11,438              $10,669
     7/31/2004          $11,592              $11,560              $10,652
     8/31/2004          $11,809              $11,789              $10,658
     9/30/2004          $11,872              $11,835              $10,681
    10/31/2004          $11,991              $11,943              $10,737
    11/30/2004          $11,963              $11,869              $10,742
    12/31/2004          $12,073              $11,987              $10,703
     1/31/2005          $12,136              $12,056              $10,726
     2/28/2005          $12,114              $12,006              $10,787
     3/31/2005          $11,988              $11,919              $10,872
     4/30/2005          $12,110              $12,063              $10,945
     5/31/2005          $12,224              $12,204              $10,934
     6/30/2005          $12,274              $12,288              $10,939
     7/31/2005          $12,191              $12,199              $10,990
     8/31/2005          $12,329              $12,349              $11,046
     9/30/2005          $12,186              $12,234              $11,181
    10/31/2005          $12,094              $12,136              $11,204

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS R                             10/31/05
--------------------------------------------
1-Year                                +0.04%
--------------------------------------------
3-Year                                +5.28%
--------------------------------------------
Since Inception (1/1/02)              +5.49%
--------------------------------------------

CLASS R (1/2/02-10/31/05)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                    FRANKLIN TOTAL
                      RETURN FUND      LEHMAN BROTHERS U.S.
                        CLASS R         UNIVERSAL INDEX(7)         CPI(7)
                  -------------------  --------------------       -------
      1/2/2002          $10,000              $10,000              $10,000
     1/31/2002          $10,116              $10,084              $10,023
     2/28/2002          $10,181              $10,178              $10,062
     3/31/2002          $10,024              $10,031              $10,119
     4/30/2002          $10,207              $10,222              $10,175
     5/31/2002          $10,296              $10,299              $10,175
     6/30/2002          $10,285              $10,336              $10,181
     7/31/2002          $10,278              $10,424              $10,192
     8/31/2002          $10,462              $10,616              $10,226
     9/30/2002          $10,585              $10,768              $10,243
    10/31/2002          $10,512              $10,731              $10,260
    11/30/2002          $10,610              $10,760              $10,260
    12/31/2002          $10,820              $10,983              $10,238
     1/31/2003          $10,888              $11,013              $10,283
     2/28/2003          $11,029              $11,169              $10,362
     3/31/2003          $11,028              $11,180              $10,424
     4/30/2003          $11,192              $11,312              $10,402
     5/31/2003          $11,389              $11,528              $10,385
     6/30/2003          $11,424              $11,526              $10,396
     7/31/2003          $11,080              $11,155              $10,407
     8/31/2003          $11,169              $11,235              $10,447
     9/30/2003          $11,470              $11,535              $10,481
    10/31/2003          $11,415              $11,452              $10,470
    11/30/2003          $11,493              $11,492              $10,441
    12/31/2003          $11,656              $11,622              $10,430
     1/31/2004          $11,758              $11,723              $10,481
     2/29/2004          $11,870              $11,838              $10,538
     3/31/2004          $11,941              $11,933              $10,606
     4/30/2004          $11,636              $11,628              $10,640
     5/31/2004          $11,571              $11,569              $10,702
     6/30/2004          $11,640              $11,642              $10,736
     7/31/2004          $11,745              $11,765              $10,719
     8/31/2004          $11,967              $11,999              $10,724
     9/30/2004          $12,021              $12,046              $10,747
    10/31/2004          $12,142              $12,156              $10,804
    11/30/2004          $12,115              $12,080              $10,809
    12/31/2004          $12,229              $12,200              $10,770
     1/31/2005          $12,294              $12,270              $10,792
     2/28/2005          $12,274              $12,220              $10,855
     3/31/2005          $12,158              $12,131              $10,939
     4/30/2005          $12,272              $12,278              $11,013
     5/31/2005          $12,388              $12,422              $11,002
     6/30/2005          $12,454              $12,506              $11,007
     7/31/2005          $12,359              $12,417              $11,058
     8/31/2005          $12,501              $12,569              $11,115
     9/30/2005          $12,369              $12,451              $11,251
    10/31/2005          $12,272              $12,352              $11,273


42 |  Annual Report

ADVISOR CLASS (8/3/98-10/31/05)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                    FRANKLIN TOTAL
                     RETURN FUND       LEHMAN BROTHERS U.S.
                    ADVISOR CLASS       UNIVERSAL INDEX(7)         CPI(7)
                    --------------     --------------------       -------
      8/3/1998          $10,000              $10,000              $10,000
     8/31/1998          $10,200               $9,999              $10,012
     9/30/1998          $10,480              $10,236              $10,025
    10/31/1998          $10,417              $10,194              $10,049
    11/30/1998          $10,464              $10,296              $10,049
    12/31/1998          $10,499              $10,319              $10,043
     1/31/1999          $10,567              $10,388              $10,067
     2/28/1999          $10,369              $10,223              $10,080
     3/31/1999          $10,411              $10,301              $10,110
     4/30/1999          $10,442              $10,362              $10,184
     5/31/1999          $10,306              $10,257              $10,184
     6/30/1999          $10,274              $10,239              $10,184
     7/31/1999          $10,232              $10,198              $10,214
     8/31/1999          $10,243              $10,186              $10,239
     9/30/1999          $10,332              $10,296              $10,288
    10/31/1999          $10,369              $10,340              $10,306
    11/30/1999          $10,438              $10,357              $10,312
    12/31/1999          $10,421              $10,337              $10,312
     1/31/2000          $10,330              $10,302              $10,343
     2/29/2000          $10,452              $10,433              $10,404
     3/31/2000          $10,543              $10,554              $10,490
     4/30/2000          $10,499              $10,521              $10,496
     5/31/2000          $10,480              $10,502              $10,509
     6/30/2000          $10,756              $10,728              $10,564
     7/31/2000          $10,862              $10,832              $10,588
     8/31/2000          $11,027              $10,990              $10,588
     9/30/2000          $11,123              $11,046              $10,643
    10/31/2000          $11,185              $11,090              $10,662
    11/30/2000          $11,306              $11,240              $10,668
    12/31/2000          $11,546              $11,455              $10,662
     1/31/2001          $11,783              $11,679              $10,729
     2/28/2001          $11,852              $11,777              $10,772
     3/31/2001          $11,885              $11,817              $10,797
     4/30/2001          $11,788              $11,764              $10,839
     5/31/2001          $11,843              $11,849              $10,888
     6/30/2001          $11,909              $11,882              $10,907
     7/31/2001          $12,164              $12,116              $10,876
     8/31/2001          $12,282              $12,267              $10,876
     9/30/2001          $12,345              $12,356              $10,925
    10/31/2001          $12,554              $12,604              $10,888
    11/30/2001          $12,416              $12,457              $10,870
    12/31/2001          $12,366              $12,383              $10,827
     1/31/2002          $12,466              $12,486              $10,852
     2/28/2002          $12,550              $12,603              $10,895
     3/31/2002          $12,362              $12,421              $10,956
     4/30/2002          $12,593              $12,658              $11,017
     5/31/2002          $12,708              $12,753              $11,017
     6/30/2002          $12,712              $12,799              $11,023
     7/31/2002          $12,698              $12,908              $11,036
     8/31/2002          $12,946              $13,146              $11,072
     9/30/2002          $13,090              $13,334              $11,091
    10/31/2002          $13,006              $13,288              $11,109
    11/30/2002          $13,146              $13,324              $11,109
    12/31/2002          $13,413              $13,600              $11,085
     1/31/2003          $13,503              $13,637              $11,134
     2/28/2003          $13,669              $13,831              $11,219
     3/31/2003          $13,674              $13,844              $11,287
     4/30/2003          $13,884              $14,008              $11,262
     5/31/2003          $14,134              $14,275              $11,244
     6/30/2003          $14,184              $14,272              $11,256
     7/31/2003          $13,762              $13,813              $11,268
     8/31/2003          $13,878              $13,912              $11,311
     9/30/2003          $14,258              $14,283              $11,348
    10/31/2003          $14,196              $14,181              $11,336
    11/30/2003          $14,298              $14,230              $11,305
    12/31/2003          $14,508              $14,392              $11,293
     1/31/2004          $14,655              $14,516              $11,348
     2/29/2004          $14,800              $14,659              $11,409
     3/31/2004          $14,894              $14,776              $11,483
     4/30/2004          $14,522              $14,398              $11,520
     5/31/2004          $14,445              $14,325              $11,587
     6/30/2004          $14,524              $14,416              $11,624
     7/31/2004          $14,661              $14,569              $11,605
     8/31/2004          $14,943              $14,858              $11,612
     9/30/2004          $15,031              $14,916              $11,636
    10/31/2004          $15,190              $15,052              $11,697
    11/30/2004          $15,162              $14,958              $11,703
    12/31/2004          $15,311              $15,107              $11,661
     1/31/2005          $15,399              $15,194              $11,685
     2/28/2005          $15,379              $15,132              $11,752
     3/31/2005          $15,228              $15,021              $11,844
     4/30/2005          $15,390              $15,204              $11,924
     5/31/2005          $15,543              $15,381              $11,912
     6/30/2005          $15,616              $15,486              $11,918
     7/31/2005          $15,503              $15,375              $11,973
     8/31/2005          $15,703              $15,563              $12,034
     9/30/2005          $15,529              $15,418              $12,181
    10/31/2005          $15,406              $15,295              $12,206

--------------------------------------------
ADVISOR CLASS                       10/31/05
--------------------------------------------
1-Year                                +1.43%
--------------------------------------------
5-Year                                +6.61%
--------------------------------------------
Since Inception (8/3/98)              +6.14%
--------------------------------------------

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. INVESTING IN DERIVATIVE SECURITIES SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS INVOLVES SPECIAL RISKS. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:          These shares have higher annual fees and expenses than Class
                  A  shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.66%, 3.42%, 3.42%, 3.57% and 4.08% for Classes A, B, C, R and Advisor, respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/05.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/05.

(7) Source: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. It is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars.


                                                              Annual Report | 43

YOUR FUND'S EXPENSES

FRANKLIN TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


44 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                        VALUE 4/30/05     VALUE 10/31/05   PERIOD* 4/30/05-10/31/05
----------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,000.70               $4.29
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,020.92               $4.33
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $  998.70               $6.30
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,018.90               $6.36
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $  998.70               $6.30
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,018.90               $6.36
----------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $  999.50               $5.54
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,019.66               $5.60
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,001.00               $3.03
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,022.18               $3.06
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 0.85%; B: 1.25%; C: 1.25%; R: 1.10%; and
      Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 45

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                             -----------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
CLASS A                                                          2005         2004         2003         2002           2001
                                                             -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $   9.06     $   9.16     $   9.38     $   9.46       $   9.30
                                                             -----------------------------------------------------------------
Income from investment operations:

 Net investment income ...................................      0.292        0.277        0.313        0.390(e)       0.550(e)

 Net realized and unrealized gains (losses) ..............     (0.129)      (0.102)      (0.220)      (0.070)         0.170
                                                             -----------------------------------------------------------------
Total from investment operations .........................      0.163        0.175        0.093        0.320          0.720
                                                             -----------------------------------------------------------------
Less distributions from net investment income ............     (0.293)      (0.275)      (0.313)      (0.400)        (0.560)
                                                             -----------------------------------------------------------------
Redemption fees ..........................................         --(d)        --(d)        --           --             --
                                                             -----------------------------------------------------------------
Net asset value, end of year .............................   $   8.93     $   9.06     $   9.16     $   9.38       $   9.46
                                                             =================================================================

Total return(a) ..........................................       1.82%        1.94%        1.00%        3.45%          8.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $475,213     $577,073     $651,701     $575,665       $270,175

Ratios to average net assets:

 Expenses(b) .............................................       0.90%        0.89%        0.88%        0.88%          0.95%

 Net investment income ...................................       3.23%        3.01%        3.30%        4.14%          5.82%

Portfolio turnover rate(c) ...............................      24.99%       49.67%      130.32%       85.05%          2.49%

Portfolio turnover rate excluding mortgage dollar rolls(c)      24.99%       45.38%       96.52%       85.05%          2.49%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge.

(b) Prior to October 27, 2005 (see Note 1), the expense ratio includes the fund's share of the Portfolio's allocated net expenses.

(c) Prior to October 27, 2005 (see Note 1), represents the Portfolio's rate of turnover.

(d)   Amount is less than $0.001 per share.

(e)   Based on average daily shares outstanding.


46 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                             ---------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
CLASS C                                                           2005          2004       2003(e)
                                                             ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $    9.05     $    9.16     $    9.28
                                                             ---------------------------------------
Income from investment operations:

 Net investment income ...................................       0.258         0.232         0.081

 Net realized and unrealized gains (losses) ..............      (0.129)       (0.104)       (0.120)
                                                             ---------------------------------------
Total from investment operations .........................       0.129         0.128        (0.039)
                                                             ---------------------------------------
Less distributions from net investment income ............      (0.259)       (0.238)       (0.081)
                                                             ---------------------------------------
Redemption fees ..........................................          --(d)         --(d)         --
                                                             ---------------------------------------
Net asset value, end of year .............................   $    8.92     $    9.05     $    9.16
                                                             =======================================

Total return(a) ..........................................        1.43%         1.41%        (0.42)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $  48,461     $  49,423     $  12,868

Ratios to average net assets:

 Expenses(b) .............................................        1.28%         1.29%         1.26%(f)

 Net investment income ...................................        2.85%         2.61%         2.92%(f)

Portfolio turnover rate(c) ...............................       24.99%        49.67%       130.32%

Portfolio turnover rate excluding mortgage dollar rolls(c)       24.99%        45.38%        96.52%


(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Prior to October 27, 2005 (see Note 1), the expense ratio includes the fund's share of the Portfolio's allocated net expenses.

(c) Prior to October 27, 2005 (see Note 1), represents the Portfolio's rate of turnover.

(d)   Amount is less than $0.001 per share.

(e)   For the period July 1, 2003 (effective date) to October 31, 2003.

(f)   Annualized.


                         Annual Report | See notes to financial statements. | 47

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005

-----------------------------------------------------------------------------------------------
                                                                     PRINCIPAL
   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 97.2%
   MORTGAGE-BACKED SECURITIES 97.2%
(a)FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 23.8%
   FHLMC, 3.875%, 11/01/16 ......................................   $   752,341   $     766,793
   FHLMC, 4.014%, 12/01/16 ......................................       515,833         523,061
   FHLMC, 4.038%, 12/01/19 ......................................     3,178,729       3,217,150
   FHLMC, 4.063%, 2/01/33 .......................................     1,914,797       1,938,948
   FHLMC, 4.123%, 6/01/29 .......................................     4,330,374       4,387,394
   FHLMC, 4.206%, 11/01/25 ......................................     7,061,434       7,132,274
   FHLMC, 4.45%, 1/01/23 ........................................       859,756         860,830
   FHLMC, 4.668%, 3/01/18 .......................................       373,441         381,977
   FHLMC, 4.718%, 4/01/19 .......................................     1,385,617       1,411,459
   FHLMC, 4.733%, 4/01/29 .......................................     2,260,232       2,304,995
   FHLMC, 4.792%, 6/01/26 .......................................       589,277         607,138
   FHLMC, 4.804%, 9/01/19 .......................................       704,974         717,792
   FHLMC, 4.854%, 10/01/25 ......................................       963,211         985,895
   FHLMC, 4.857%, 5/01/20 .......................................     2,562,702       2,603,472
   FHLMC, 4.86%, 10/01/29 .......................................       170,847         174,163
   FHLMC, 4.911%, 4/01/18 .......................................     1,211,822       1,237,339
   FHLMC, 4.932%, 5/01/25 .......................................       533,026         546,314
   FHLMC, 4.962%, 8/01/30 .......................................     5,976,564       6,123,805
   FHLMC, 5.004%, 3/01/32 .......................................       803,795         819,942
   FHLMC, 5.049%, 9/01/27 .......................................       524,771         539,263
   FHLMC, 5.05%, 9/01/18 ........................................     1,506,522       1,527,455
   FHLMC, 5.068%, 3/01/19 .......................................        96,110          98,283
   FHLMC, 5.087%, 10/01/18 ......................................       235,354         239,649
   FHLMC, 5.096%, 4/01/25 .......................................     2,159,838       2,184,322
   FHLMC, 5.163%, 11/01/29 ......................................     6,236,422       6,436,500
   FHLMC, 5.17%, 7/01/18 ........................................       233,970         237,139
   FHLMC, 5.172%, 9/01/32 .......................................     7,098,598       7,078,622
   FHLMC, 5.193%, 10/01/24 ......................................     2,095,372       2,149,634
   FHLMC, 5.23%, 2/01/19 ........................................       327,270         334,188
   FHLMC, 5.244%, 7/01/20 .......................................       205,101         210,501
   FHLMC, 5.256%, 1/01/23 .......................................     7,573,049       7,735,622
   FHLMC, 5.286%, 11/01/25 ......................................     1,703,697       1,757,571
   FHLMC, 5.327%, 12/01/30 ......................................     2,726,721       2,821,378
   FHLMC, 5.328%, 6/01/26 .......................................     5,597,489       5,756,031
   FHLMC, 5.341%, 8/01/32 .......................................     5,809,587       5,985,651
   FHLMC, 5.369%, 5/01/32 .......................................     1,147,480       1,194,872
   FHLMC, 5.382%, 8/01/27 .......................................     2,329,244       2,383,290
   FHLMC, 5.389%, 7/01/27 .......................................       574,022         584,546
   FHLMC, 5.40%, 8/01/32 ........................................     1,645,826       1,676,544
   FHLMC, 5.424%, 4/01/25 .......................................     2,578,368       2,595,404
   FHLMC, 5.451%, 11/01/29 ......................................     1,791,993       1,858,263
   FHLMC, 5.453%, 11/01/31 ......................................    12,764,779      12,919,886
   FHLMC, 5.479%, 5/01/32 .......................................     3,605,944       3,669,375
   FHLMC, 5.556%, 12/01/28 ......................................       765,287         791,062
   FHLMC, 5.631%, 9/01/32 .......................................     2,489,124       2,540,127
   FHLMC, 5.637%, 8/01/30 .......................................       375,248         385,953
   FHLMC, 5.675%, 11/01/19 ......................................       119,147         121,026


48 |  Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------
                                                                     PRINCIPAL
   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   MORTGAGE-BACKED SECURITIES (CONT.)
(a)FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONT.)
   FHLMC, 5.697%, 11/01/35 ......................................   $   866,716   $     888,312
   FHLMC, 5.74%, 4/01/30 ........................................       361,192         370,935
   FHLMC, 5.904%, 9/01/31 .......................................     1,209,901       1,239,157
   FHLMC, 5.915%, 3/01/32 .......................................     2,398,790       2,408,284
   FHLMC, 6.018%, 8/01/29 .......................................     4,317,800       4,396,632
   FHLMC, 6.031%, 7/01/29 .......................................       521,759         548,445
   FHLMC, 6.073%, 8/01/31 .......................................       308,001         311,111
   FHLMC, 6.158%, 9/01/31 .......................................       863,090         882,599
   FHLMC, 6.221%, 8/01/31 .......................................       321,474         324,522
   FHLMC, 6.686%, 5/01/26 .......................................       374,428         380,061
   FHLMC, 6.94%, 12/01/21 .......................................        94,762          95,912
   FHLMC, 7.10%, 12/01/27 .......................................        55,971          57,967
                                                                                  -------------
                                                                                    124,456,835
                                                                                  -------------

(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 53.7%
   FNMA, 3.715%, 3/01/19 ........................................     3,256,481       3,267,591
   FNMA, 3.722%, 4/01/22 ........................................     1,517,899       1,526,836
   FNMA, 3.759%, 5/01/19 ........................................     1,300,654       1,305,047
   FNMA, 3.926%, 6/01/32 ........................................     5,906,626       5,933,826
   FNMA, 3.926%, 3/01/33 ........................................     3,878,503       3,898,685
   FNMA, 4.007%, 9/01/18 ........................................     2,554,171       2,573,676
   FNMA, 4.007%, 8/01/33 ........................................    11,462,174      11,522,304
   FNMA, 4.007%, 3/01/35 ........................................     6,959,023       6,996,130
   FNMA, 4.023%, 8/01/26 ........................................       220,016         221,793
   FNMA, 4.049%, 5/01/18 ........................................     6,332,584       6,375,091
   FNMA, 4.086%, 4/01/19 ........................................     1,461,844       1,467,166
   FNMA, 4.091%, 1/01/18 ........................................    10,375,246      10,392,498
   FNMA, 4.12%, 1/01/29 .........................................     5,587,283       5,593,088
   FNMA, 4.125%, 1/01/17 ........................................       915,199         919,055
   FNMA, 4.13%, 6/01/20 .........................................     1,938,009       1,953,131
   FNMA, 4.246%, 5/01/36 ........................................     2,963,153       2,984,075
   FNMA, 4.25%, 10/01/28 ........................................       134,286         134,340
   FNMA, 4.258%, 7/01/24 ........................................     1,611,947       1,635,098
   FNMA, 4.316%, 11/01/17 .......................................     3,138,512       3,166,261
   FNMA, 4.376%, 5/01/36 ........................................     4,735,960       4,769,871
   FNMA, 4.421%, 10/01/22 .......................................     1,042,162       1,057,198
   FNMA, 4.47%, 8/01/16 .........................................        42,720          43,203
   FNMA, 4.488%, 1/01/19 ........................................     2,353,884       2,355,398
   FNMA, 4.52%, 8/01/30 - 9/01/30 ...............................       591,769         603,574
   FNMA, 4.538%, 4/01/34 ........................................     8,872,140       8,936,100
   FNMA, 4.544%, 10/01/32 .......................................       360,771         370,127
   FNMA, 4.548%, 8/01/34 ........................................    15,000,000      14,973,445
   FNMA, 4.579%, 11/01/27 .......................................       598,743         613,038
   FNMA, 4.593%, 3/01/20 ........................................     3,877,331       3,939,751
   FNMA, 4.66%, 3/01/18 .........................................       308,413         312,307
   FNMA, 4.665%, 6/01/19 ........................................       560,394         562,473


                                                              Annual Report | 49

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------
                                                                     PRINCIPAL
   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   MORTGAGE-BACKED SECURITIES (CONT.)
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE
    (CONT.)
   FNMA, 4.675%, 6/01/19 ........................................   $   297,524   $     304,747
   FNMA, 4.683%, 4/01/19 ........................................     1,065,068       1,087,176
   FNMA, 4.692%, 10/01/14 .......................................       161,365         161,752
   FNMA, 4.712%, 9/01/32 ........................................     6,731,381       6,718,847
   FNMA, 4.717%, 2/01/19 ........................................       347,908         355,240
   FNMA, 4.738%, 7/01/17 ........................................     1,242,656       1,249,429
   FNMA, 4.744%, 2/01/33 ........................................     2,812,826       2,819,478
   FNMA, 4.77%, 9/01/30 .........................................       268,497         276,587
   FNMA, 4.803%, 12/01/20 .......................................       265,589         269,704
   FNMA, 4.819%, 5/01/19 ........................................       632,630         641,645
   FNMA, 4.848%, 1/01/16 ........................................     1,211,786       1,220,412
   FNMA, 4.861%, 4/01/27 ........................................     5,198,456       5,263,516
   FNMA, 4.866%, 12/01/32 .......................................     5,010,572       5,004,307
   FNMA, 4.907%, 3/01/22 ........................................        34,499          35,043
   FNMA, 4.911%, 1/01/19 ........................................       988,016       1,005,260
   FNMA, 4.919%, 3/01/19 ........................................       261,483         267,907
   FNMA, 4.973%, 1/01/19 ........................................       802,209         813,737
   FNMA, 4.987%, 12/01/17 .......................................       189,893         192,467
   FNMA, 4.989%, 12/01/17 .......................................       247,030         250,257
   FNMA, 4.994%, 3/01/22 ........................................         4,023           4,013
   FNMA, 5.029%, 8/01/21 ........................................     3,048,212       3,066,589
   FNMA, 5.03%, 2/01/30 .........................................       612,656         619,631
   FNMA, 5.041%, 9/01/32 ........................................     2,972,463       3,014,189
   FNMA, 5.048%, 11/01/18 .......................................       222,364         226,816
   FNMA, 5.063%, 5/01/27 ........................................     3,468,814       3,547,820
   FNMA, 5.068%, 1/01/25 ........................................     4,578,348       4,615,299
   FNMA, 5.074%, 3/01/19 ........................................       513,309         523,093
   FNMA, 5.08%, 1/01/31 .........................................     1,149,366       1,183,032
   FNMA, 5.098%, 6/01/19 ........................................       381,630         387,748
   FNMA, 5.162%, 12/01/18 .......................................       347,417         354,954
   FNMA, 5.167%, 10/01/24 .......................................    11,434,064      11,746,869
   FNMA, 5.169%, 9/01/22 ........................................     1,609,562       1,640,446
   FNMA, 5.171%, 3/01/21 ........................................       197,514         201,790
   FNMA, 5.18%, 2/01/32 .........................................     1,185,022       1,210,351
   FNMA, 5.21%, 1/01/29 .........................................       913,166         940,965
   FNMA, 5.215%, 5/01/32 ........................................       999,144       1,019,390
   FNMA, 5.237%, 2/01/32 ........................................     1,467,596       1,497,805
   FNMA, 5.24%, 12/01/20 ........................................       617,193         624,707
   FNMA, 5.242%, 4/01/31 ........................................     3,447,168       3,532,338
   FNMA, 5.249%, 5/01/25 ........................................     1,553,059       1,580,734
   FNMA, 5.277%, 6/01/29 ........................................     1,819,226       1,860,220
   FNMA, 5.278%, 11/01/20 .......................................       376,793         383,682
   FNMA, 5.282%, 7/01/33 ........................................     3,480,173       3,523,507
   FNMA, 5.295%, 6/01/32 ........................................     3,107,317       3,160,706
   FNMA, 5.298%, 5/01/32 ........................................     3,807,792       3,827,425
   FNMA, 5.299%, 10/01/19 .......................................       718,067         728,242


50 |  Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------
                                                                     PRINCIPAL
   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   MORTGAGE-BACKED SECURITIES (CONT.)
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE
    (CONT.)
   FNMA, 5.305%, 10/01/31 .......................................   $ 1,542,174   $   1,547,376
   FNMA, 5.307%, 8/01/28 ........................................     4,286,080       4,410,721
   FNMA, 5.308%, 4/01/18 - 12/01/27 .............................     2,027,034       2,089,977
   FNMA, 5.316%, 1/01/19 - 6/01/19 ..............................     1,865,299       1,871,930
   FNMA, 5.332%, 2/01/29 ........................................       616,262         635,457
   FNMA, 5.333%, 11/01/30 .......................................     7,771,914       7,917,812
   FNMA, 5.335%, 9/01/32 ........................................     1,377,212       1,399,048
   FNMA, 5.34%, 3/01/32 .........................................     1,223,411       1,237,009
   FNMA, 5.355%, 6/01/19 ........................................       600,176         606,933
   FNMA, 5.362%, 8/01/22 ........................................       237,511         246,133
   FNMA, 5.368%, 1/01/26 ........................................       878,155         903,937
   FNMA, 5.371%, 2/01/25 ........................................       105,802         107,877
   FNMA, 5.379%, 5/01/29 ........................................     1,029,399       1,056,575
   FNMA, 5.385%, 8/01/29 ........................................       259,801         262,323
   FNMA, 5.395%, 6/01/27 ........................................     1,497,605       1,545,889
   FNMA, 5.406%, 3/01/20 ........................................       321,098         325,880
   FNMA, 5.408%, 4/01/32 ........................................     3,559,979       3,577,592
   FNMA, 5.413%, 12/01/19 .......................................       338,996         345,487
   FNMA, 5.418%, 9/01/39 ........................................     1,558,465       1,602,381
   FNMA, 5.436%, 8/01/32 ........................................       654,101         664,043
   FNMA, 5.448%, 5/01/21 ........................................     1,133,760       1,154,251
   FNMA, 5.468%, 12/01/32 .......................................     1,970,676       2,025,074
   FNMA, 5.47%, 5/01/32 .........................................     1,694,870       1,725,210
   FNMA, 5.487%, 11/01/36 .......................................     1,773,114       1,789,764
   FNMA, 5.494%, 8/01/31 ........................................       803,402         811,383
   FNMA, 5.526%, 11/01/17 .......................................     2,361,870       2,407,805
   FNMA, 5.529%, 4/01/32 ........................................     2,226,782       2,249,185
   FNMA, 5.542%, 1/01/32 ........................................     3,393,268       3,415,314
   FNMA, 5.564%, 6/01/32 ........................................       704,340         718,726
   FNMA, 5.583%, 8/01/29 ........................................       776,782         794,489
   FNMA, 5.605%, 6/01/31 ........................................       936,160         953,792
   FNMA, 5.632%, 6/01/32 ........................................     1,213,761       1,238,834
   FNMA, 5.651%, 1/01/29 ........................................     1,034,687       1,065,848
   FNMA, 5.683%, 2/01/32 ........................................       578,129         593,368
   FNMA, 5.707%, 7/01/26 ........................................     2,106,413       2,178,415
   FNMA, 5.71%, 6/01/32 .........................................       918,740         944,722
   FNMA, 5.734%, 12/01/24 .......................................       850,249         866,261
   FNMA, 5.736%, 7/01/32 ........................................       719,441         729,705
   FNMA, 5.752%, 6/01/28 ........................................     3,786,179       3,927,360
   FNMA, 5.755%, 7/01/31 ........................................       163,462         165,784
   FNMA, 5.796%, 3/01/26 ........................................     1,216,559       1,268,893
   FNMA, 5.807%, 5/01/21 ........................................       635,567         647,038
   FNMA, 5.823%, 3/01/20 ........................................       301,482         308,596
   FNMA, 5.828%, 11/01/31 .......................................       628,740         652,998
   FNMA, 5.835%, 2/01/31 ........................................       470,420         480,382
   FNMA, 5.846%, 5/01/31 ........................................       228,310         235,864


                                                              Annual Report | 51

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------
                                                                     PRINCIPAL
   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   MORTGAGE-BACKED SECURITIES (CONT.)
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE
    (CONT.)
   FNMA, 5.882%, 10/01/30 .......................................   $   553,933   $     566,927
   FNMA, 5.883%, 11/01/26 .......................................       253,133         255,091
   FNMA, 5.923%, 6/01/17 ........................................        55,512          56,256
   FNMA, 5.942%, 3/01/32 ........................................     6,646,820       6,763,160
   FNMA, 5.949%, 9/01/31 ........................................       997,596       1,012,864
   FNMA, 5.958%, 5/01/19 ........................................       536,276         549,500
   FNMA, 5.962%, 6/01/31 ........................................     1,121,744       1,140,772
   FNMA, 5.968%, 9/01/25 ........................................     1,120,865       1,144,102
   FNMA, 5.973%, 9/01/29 ........................................       290,429         297,344
   FNMA, 5.99%, 11/01/31 ........................................       521,197         536,346
   FNMA, 6.038%, 7/01/31 ........................................       519,971         534,994
   FNMA, 6.103%, 10/01/17 .......................................       379,015         381,997
   FNMA, 6.212%, 7/01/31 ........................................       261,744         270,670
   FNMA, 6.228%, 1/01/31 ........................................     2,297,160       2,364,602
   FNMA, 6.236%, 4/01/30 ........................................     1,158,639       1,211,184
   FNMA, 6.264%, 11/01/31 .......................................     1,518,158       1,533,614
   FNMA, 6.297%, 3/01/32 ........................................       553,386         569,618
   FNMA, 6.376%, 7/01/24 ........................................       636,356         647,691
   FNMA, 6.852%, 2/01/20 ........................................     1,734,195       1,750,927
   FNMA, 7.412%, 3/01/25 ........................................       282,703         285,148
                                                                                  -------------
                                                                                    280,938,296
                                                                                  -------------

(a)GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE
    19.7%
   GNMA, 4.125%, 10/20/23 - 10/20/26 ............................    13,939,497      14,080,909
   GNMA, 4.125%, 10/20/27 .......................................     8,581,800       8,676,045
   GNMA, 4.375%, 4/20/22 - 6/20/31 ..............................    26,170,833      26,259,016
   GNMA, 4.375%, 4/20/32 ........................................     8,683,287       8,702,919
   GNMA, 4.375%, 6/20/32 ........................................     8,804,608       8,822,725
   GNMA, 4.50%, 7/20/29 - 9/20/31 ...............................    10,998,815      11,040,720
   GNMA, 4.50%, 7/20/32 .........................................     8,672,733       8,713,806
   GNMA, 4.75%, 7/20/21 - 9/20/27 ...............................     5,626,781       5,712,319
   GNMA, 4.75%, 7/20/24 .........................................    10,975,596      11,145,856
   GNMA, 5.75%, 7/20/25 .........................................        87,353          87,550
                                                                                  -------------
                                                                                    103,241,865
                                                                                  -------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $514,877,305) .........                   508,636,996
                                                                                  -------------
   ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
   SECURITIES (COST $120,188) 0.0%(b) FINANCE 0.0%(b)
(a)Travelers Mortgage Services Inc., 1998-5A, A, FRN,
   4.570%, 12/25/18 .............................................       118,158         118,932
                                                                                  -------------
   TOTAL LONG TERM INVESTMENTS (COST $514,997,493)...............                   508,755,928
                                                                                  -------------


52 |  Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------
                                                                     PRINCIPAL
   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENT (COST $9,563,030) 1.8%
(c)Federal Home Loan Bank, 11/01/05 .............................   $ 9,564,000   $   9,564,000
                                                                                  -------------
   TOTAL INVESTMENTS (COST $524,560,523) 99.0% ..................                   518,319,928
   OTHER ASSETS, LESS LIABILITIES 1.0% ..........................                     5,354,686
                                                                                  -------------
   NET ASSETS 100.0% ............................................                 $ 523,674,614
                                                                                  =============

See Selected Portfolio Abbreviations on page 96.

(a)   The coupon rate shown represents the rate at period end.

(b)   Rounds to less than 0.05% of net assets.

(c)   The security is traded on a discount basis with no stated coupon rate.


                         Annual Report | See notes to financial statements. | 53

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                     ------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
CLASS A                                                    2005           2004         2003        2002        2001(d)
                                                     ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    10.13       $  10.03     $   9.69     $  9.95     $ 10.00
                                                     ------------------------------------------------------------------
Income from investment operations:

 Net investment income ...........................        0.416          0.281        0.388       0.437       0.291

 Net realized and unrealized gains (losses) ......       (0.018)(b)      0.102        0.341      (0.248)     (0.046)
                                                     ------------------------------------------------------------------
Total from investment operations .................        0.398          0.383        0.729       0.189       0.245
                                                     ------------------------------------------------------------------
Less distributions from net investment income ....       (0.418)        (0.283)      (0.389)     (0.449)     (0.295)
                                                     ------------------------------------------------------------------
Redemption fees ..................................           --(c)          --(c)        --          --          --
                                                     ------------------------------------------------------------------
Net asset value, end of year .....................   $    10.11       $  10.13     $  10.03     $  9.69     $  9.95
                                                     ==================================================================

Total return(a) ..................................         4.00%          3.87%        7.65%       1.87%       2.45%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $1,890,591       $615,002     $127,660     $49,389     $34,634

Ratios to average net assets:

 Expenses ........................................         0.89%          0.94%        1.05%       1.12%       1.25%(e)

 Net investment income ...........................         4.26%          2.71%        3.83%       4.33%       5.47%(e)

Portfolio turnover rate ..........................        77.13%         50.52%       85.54%      76.17%      37.08%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund.

(c)   Amount is less than $0.001 per share.

(d)   For the period May 1, 2001 (commencement of operations) to October 31,
      2001.

(e)   Annualized.


54 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)

                                                     ------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
CLASS B                                                    2005           2004         2003        2002        2001(d)
                                                     ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    10.12       $  10.02     $   9.68     $  9.95     $ 10.00
                                                     ------------------------------------------------------------------
Income from investment operations:

 Net investment income ...........................        0.339          0.207        0.328       0.379       0.252

 Net realized and unrealized gains (losses) ......       (0.015)(b)      0.105        0.333      (0.251)     (0.044)
                                                     ------------------------------------------------------------------
Total from investment operations .................        0.324          0.312        0.661       0.128       0.208
                                                     ------------------------------------------------------------------
Less distributions from net investment income ....       (0.344)        (0.212)      (0.321)     (0.398)     (0.258)
                                                     ------------------------------------------------------------------
Redemption fees ..................................           --(c)          --(c)        --          --          --
                                                     ------------------------------------------------------------------
Net asset value, end of year .....................   $    10.10       $  10.12     $  10.02     $  9.68     $  9.95
                                                     ==================================================================

Total return(a) ..................................         3.25%          3.14%        6.92%       1.24%       2.08%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   65,687       $ 69,331     $ 28,637     $17,162     $ 9,838

Ratios to average net assets:

 Expenses ........................................         1.62%          1.68%        1.74%       1.72%       2.00%(e)

 Net investment income ...........................         3.53%          1.97%        3.14%       3.73%       4.85%(e)

Portfolio turnover rate ..........................        77.13%         50.52%       85.54%      76.17%      37.08%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund.

(c)   Amount is less than $0.001 per share.

(d)   For the period May 1, 2001 (commencement of operations) to October 31,
      2001.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 55

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)

                                                     ------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
CLASS C                                                    2005           2004         2003        2002        2001(d)
                                                     ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    10.13       $  10.03     $   9.69     $  9.95     $ 10.00
                                                     ------------------------------------------------------------------
Income from investment operations:

 Net investment income ...........................        0.373          0.239        0.351       0.405       0.269

 Net realized and unrealized gains (losses) ......       (0.015)(b)      0.102        0.337      (0.245)     (0.045)
                                                     ------------------------------------------------------------------
Total from investment operations .................        0.358          0.341        0.688       0.160       0.224
                                                     ------------------------------------------------------------------
Less distributions from net investment income ....       (0.378)        (0.241)      (0.348)     (0.420)     (0.274)
                                                     ------------------------------------------------------------------
Redemption fees ..................................           --(c)          --(c)        --          --          --
                                                     ------------------------------------------------------------------
Net asset value, end of year .....................   $    10.11       $  10.13     $  10.03     $  9.69     $  9.95
                                                     ==================================================================

Total return(a) ..................................         3.59%          3.44%        7.21%       1.57%       2.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  331,218       $270,104     $ 95,802     $54,585     $26,356

Ratios to average net assets:

 Expenses ........................................         1.29%          1.34%        1.46%       1.42%       1.65%(e)

 Net investment income ...........................         3.86%          2.31%        3.42%       4.03%       5.06%(e)

Portfolio turnover rate ..........................        77.13%         50.52%       85.54%      76.17%      37.08%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund.

(c)   Amount is less than $0.001 per share.

(d)   For the period May 1, 2001 (commencement of operations) to October 31,
      2001.

(e)   Annualized.


56 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)

                                                     ------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                              2005           2004         2003        2002        2001(d)
                                                     ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    10.13       $  10.04     $   9.70     $  9.95     $ 10.00
                                                     ------------------------------------------------------------------
Income from investment operations:

 Net investment income ...........................        0.438          0.307        0.411       0.464       0.302

 Net realized and unrealized gains (losses) ......       (0.004)(b)      0.092        0.343      (0.241)     (0.045)
                                                     ------------------------------------------------------------------
Total from investment operations .................        0.434          0.399        0.754       0.223       0.257
                                                     ------------------------------------------------------------------
Less distributions from net investment income ....       (0.444)        (0.309)      (0.414)     (0.473)     (0.307)
                                                     ------------------------------------------------------------------
Redemption fees ..................................           --(c)          --(c)        --          --          --
                                                     ------------------------------------------------------------------
Net asset value, end of year .....................   $    10.12       $  10.13     $  10.04     $  9.70     $  9.95
                                                     ==================================================================

Total return(a) ..................................         4.37%          4.03%        7.92%       2.21%       2.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   38,822       $ 37,810     $  7,602     $ 5,874     $ 6,439

Ratios to average net assets:

 Expenses ........................................         0.64%          0.69%        0.80%       0.87%       1.00%(e)

 Net investment income ...........................         4.51%          2.96%        4.08%       4.58%       5.92%(e)

Portfolio turnover rate ..........................        77.13%         50.52%       85.54%      76.17%      37.08%

(a)   Total return is not annualized for periods less than one year.

(b) The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund.

(c)   Amount is less than $0.001 per share.

(d)   For the period May 1, 2001 (commencement of operations) to October 31,
      2001.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 57

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY    PRINCIPAL AMOUNT(d)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       BONDS (COST $7,000,000) 0.3%
    (a)STEEL 0.3%
       Ispat Inland ULC, senior secured note, FRN, 7.86%, 4/01/10 ..............   United States        7,000,000    $    7,315,000
                                                                                                                     --------------
(a),(b)SENIOR FLOATING RATE INTERESTS 91.0%
       ADVERTISING/MARKETING SERVICES 0.3%
       Adams Outdoor Advertising Inc., Term Loan B, 5.87 - 6.20%, 10/15/12 .....   United States        7,115,107         7,224,609
                                                                                                                     --------------
       AEROSPACE & DEFENSE 2.7%
       Anteon International Corp., Term Loan B, 5.831%, 12/31/10 ...............   United States        5,907,850         5,985,391
       ARINC Inc., Term Loan, 6.20%, 2/24/11 ...................................   United States          985,000           996,081
       CACI International Inc., Term Loan B, 5.04 - 5.43%, 5/03/11 .............   United States        9,864,924         9,977,957
       DRS Technologies Inc., Term Loan B, 5.28 - 5.98%, 11/04/10 ..............   United States        5,137,564         5,177,704
       Dyncorp International, Term Loan B, 6.688 - 6.813%, 2/08/11 .............   United States        7,960,000         7,993,169
       GenCorp Inc.,
          L/C Term Loan, 6.86%, 11/30/10 .......................................   United States        2,025,000         2,034,234
          Term Loan B, 7.09%, 11/30/10 .........................................   United States          654,750           657,736
       ILC Industries Inc.,
          First Lien Term Loan, 6.52%, 8/05/10 .................................   United States        1,439,974         1,462,473
          Second Lien Term Loan, 9.77%, 8/24/12 ................................   United States        1,600,000         1,626,000
       K&F Acquisition Inc., Term Loan B, 6.34 - 6.45%, 11/18/12 ...............   United States        3,494,000         3,535,491
       MRO Acquisition Corp. (Piedmont), First Lien Term Loan, 6.57%,
        8/27/10 ................................................................   United States        5,044,586         5,097,806
       Onex Wind Finance LP, (Mid-Western Aircraft) Term Loan B,
        6.409%, 12/31/11 .......................................................   United States        3,790,500         3,844,041
       SI International Inc., Term Loan, 5.78 - 6.53%, 2/08/11 .................   United States        2,983,753         3,024,780
       Vought Aircraft Industries Inc.,
          L/C Term Loan, 6.17%, 12/22/10 .......................................   United States        1,000,000         1,009,410
          Term Loan B, 6.59%, 12/22/11 .........................................   United States       10,599,647        10,715,501
                                                                                                                     --------------
                                                                                                                         63,137,774
                                                                                                                     --------------
       ALUMINUM 0.8%
       Novelis Corp., U.S. Term Loan, 5.46%, 1/09/12 ...........................   United States       11,345,578        11,461,303
       Novelis Inc., Canadian Term Loan, 5.46%, 1/09/12 ........................      Canada            6,532,302         6,598,932
                                                                                                                     --------------
                                                                                                                         18,060,235
                                                                                                                     --------------
       APPAREL/FOOTWEAR 0.7%
    (c)BCBG Max Azria Group Inc., Term Loan B, 9.00%, 8/10/11 ..................   United States        4,000,000         4,000,000
       St. John Knits International Inc., Term Loan B, 6.563%, 3/23/12 .........   United States        1,839,500         1,857,435
       The William Carter Co., Term Loan B, 5.65 - 5.811%, 7/14/12 .............   United States        9,656,250         9,786,011
                                                                                                                     --------------
                                                                                                                         15,643,446
                                                                                                                     --------------
       AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER 2.9%
       Accuride Corp., Term Loan B, 6.125 - 6.25%, 1/31/12 .....................   United States        3,905,682         3,935,951
       Cooper Standard Automotive Inc.,
          Term Loan B, 6.063%, 12/23/11 ........................................      Canada            5,257,370         5,290,229
          Term Loan C, 6.063%, 12/23/11 ........................................   United States        8,420,521         8,473,149
       Hayes Lemmerz, Term Loan, 6.76 - 7.67%, 6/03/09 .........................   United States        3,404,681         3,406,248
       Key Plastics LLC and Key Safety Inc., First Lien Term Loan, 6.85 - 8.75%,
        7/31/10 ................................................................   United States        4,768,041         4,768,041


58 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY    PRINCIPAL AMOUNT(d)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b)SENIOR FLOATING RATE INTERESTS (CONT.)
       AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER (CONT.)
       Mark IV Industries (Dayco Products, LLC), Term Loan B, 6.52 - 7.18%,
        6/18/11 ................................................................   United States        9,141,790    $    9,250,348
       Tenneco Automotive Inc.,
          L/C Term Loan, 6.11%, 12/12/10 .......................................   United States        4,810,345         4,890,769
          Term Loan B, 6.08%, 12/12/10 .........................................   United States       10,950,464        11,133,545
       TRW Automotive Inc.,
          Term Loan B, 5.25%, 10/31/10 .........................................   United States       10,173,125        10,282,272
          Term Loan E, 4.938%, 10/31/10 ........................................   United States        6,438,763         6,487,858
                                                                                                                     --------------
                                                                                                                         67,918,410
                                                                                                                     --------------
       AUTOMOTIVE AFTERMARKET 0.5%
       Affinia Group Inc., Term Loan B, 6.40%, 11/30/11 ........................   United States        7,582,857         7,598,258
       United Components Inc., Term Loan C, 6.26%, 6/30/10 .....................   United States        3,378,961         3,411,872
                                                                                                                     --------------
                                                                                                                         11,010,130
                                                                                                                     --------------
       BEVERAGES: ALCOHOLIC 0.7%
       Constellation Brands Inc., Term Loan B, 5.438 - 5.75%, 12/22/11 .........   United States       12,507,486        12,658,363
       Southern Wine & Spirits of America Inc., Term Loan B, 5.53%, 5/31/12 ....   United States        4,279,869         4,340,172
                                                                                                                     --------------
                                                                                                                         16,998,535
                                                                                                                     --------------
       BEVERAGES: NON-ALCOHOLIC 0.2%
       Dr. Pepper Bottling Co. of Texas, Term Loan, 5.863 - 6.181%, 12/18/10 ...   United States        3,729,884         3,787,230
                                                                                                                     --------------
       BROADCASTING 2.9%
       Alliance Atlantis Communications Inc., Term Loan B, 5.831%, 12/20/11 ....   United States        6,069,500         6,124,508
       Emmis Operating Co., Term Loan B, 5.72%, 11/10/11 .......................   United States       18,123,100        18,271,492
       Entravision Communications Corp., Term Loan B, 5.55%, 3/29/12 ...........   United States       18,400,000        18,561,000
       Gray Television Inc., Term Loan B, 5.35%, 12/21/12 ......................   United States        3,533,388         3,552,161
       Mission Broadcasting Inc., Term Loan B, 5.77%, 10/01/12 .................   United States        7,053,944         7,103,907
       NEP Supershooters LP, First Lien Term Loan, 7.71 - 8.02%, 2/03/11 .......   United States        1,970,050         1,997,138
       Nexstar Broadcasting Group Inc., Term Loan B, 5.77%, 10/01/12 ...........   United States        7,180,563         7,231,423
       Spanish Broadcasting Systems, Term Loan B, 6.03%, 6/11/12 ...............   United States        4,676,500         4,746,647
                                                                                                                     --------------
                                                                                                                         67,588,276
                                                                                                                     --------------
       BUILDING PRODUCTS 2.0%
       Building Materials Holding Corp., Term Loan B, 5.78%, 6/30/10 ...........   United States        1,955,000         1,963,250
       Euramax International Inc., Term Loan B, 6.625%, 6/29/12 ................   United States       10,969,508        10,891,152
       Headwaters Inc., Term Loan B, 6.43 - 8.00%, 4/30/11 .....................   United States        8,570,920         8,676,274
       NCI Building Systems Inc., Term Loan B, 4.92 - 5.17%, 6/07/10 ...........   United States        8,168,725         8,212,126
       Nortek Inc., Term Loan, 5.91 - 8.00%, 8/25/11 ...........................   United States       15,807,569        15,993,308
                                                                                                                     --------------
                                                                                                                         45,736,110
                                                                                                                     --------------
       CABLE/SATELLITE TELEVISION 7.9%
       Atlantic Broadband Finance LLC, Term Loan B, 6.52%, 8/06/11 .............   United States        1,250,000         1,271,200
       Bresnan Broadband Holdings LLC,
          Term Loan A, 7.54 - 7.59%, 3/31/10 ...................................   United States        2,500,000         2,536,200
          Term Loan B, 7.44 - 7.59%, 9/30/10 ...................................   United States        2,000,000         2,030,000


                                                              Annual Report | 59

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY    PRINCIPAL AMOUNT(d)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b)SENIOR FLOATING RATE INTERESTS (CONT.)
       CABLE/SATELLITE TELEVISION (CONT.)
(j),(k)Century Cable (Adelphia),
          Discretionary Term Loan, 8.75%, 6/30/09 ..............................   United States        3,000,000    $    2,974,125
          Term Loan (New), 8.75%, 12/31/09 .....................................   United States        2,000,000         1,977,500
       Charter Communications Operating LLC,
          Term Loan A, 7.25%, 4/27/10 ..........................................   United States        2,100,000         2,099,649
          Term Loan B, 7.42 - 7.50%, 4/27/11 ...................................   United States       16,273,518        16,335,227
       DIRECTV Holdings LLC, Term Loan B, 5.386 - 5.47%, 4/13/13 ...............   United States       18,533,333        18,718,667
       Insight Midwest Holdings LLC,
          Term Loan A, 5.313%, 6/30/09 .........................................   United States        4,704,157         4,704,157
          Term Loan C, 6.063%, 12/31/09 ........................................   United States        8,842,500         8,977,905
       Intelsat Ltd., Senior Term Loan Facility, 5.813%, 7/28/11 ...............      Bermuda          13,421,137        13,560,945
       Mediacom Broadband (MCC Iowa),
          Term Loan A, 5.12 - 5.54%, 3/31/10 ...................................   United States        4,525,000         4,525,941
          Term Loan C, 5.87 - 6.23%, 1/31/14 ...................................   United States        7,957,866         8,082,207
       Mediacom LLC Group, Term Loan B, 6.06 - 6.60%, 4/01/13 ..................   United States        5,955,000         6,054,562
       New Skies Satellites BV, Term Loan, 6.00 - 6.188%, 5/02/11 ..............    Netherlands         7,190,978         7,288,567
       NTL Investment Holdings, Term Loan B, 7.14%, 4/13/12 ....................   United Kingdom      20,500,000        20,604,202
(j),(k)Olympus Cable Holdings (Adelphia), Term Loan B, 8.75%, 9/30/10 ..........   United States        2,000,000         1,984,108
       Panamsat Corp., Term Loan B1, 5.796 - 6.107%, 8/01/11 ...................   United States       13,413,404        13,602,036
       Persona Communications Inc.,
          Term Loan, 7.02%, 7/30/11 ............................................       Canada           3,960,000         4,000,839
       (c)Term Loan C, 8.75%, 10/15/12 .........................................       Canada           2,000,000         2,023,750
(j),(k)UCA-HHC (Adelphia), Term Loan, 8.00%, 3/31/08 ...........................   United States       21,932,500        21,581,580
       UPC Financing Partnership, Term Loan H2, 6.554%, 9/30/12 ................    Netherlands        18,440,000        18,619,606
                                                                                                                     --------------
                                                                                                                        183,552,973
                                                                                                                     --------------
       CASINOS/GAMING 2.4%
       Ameristar Casinos Inc.,
          Term Loan B, 6.063%, 12/06/06 ........................................   United States          924,449           924,190
          Term Loan B-1, 6.063%, 12/20/06 ......................................   United States        2,455,253         2,453,068
       Boyd Gaming Corp., Term Loan B, 5.52 - 5.70%, 6/30/11 ...................   United States        2,947,538         2,986,224
       CCM Merger Inc. (MotorCity Casino),
        Term Loan B, 5.841 - 5.961%, 7/23/12 ...................................   United States        7,281,750         7,352,296
       Global Cash Access LLC, Term Loan B, 6.331%, 3/10/10 ....................   United States        2,148,203         2,168,826
       Greektown Casinos LLC, Term Loan D, 7.581%, 12/31/05 ....................   United States        5,936,910         5,944,509
       Isle of Capri Black Hawk LLC, Term Loan, 5.70 - 7.50%, 10/24/11 .........   United States        4,045,994         4,083,926
       Marina District Finance Co. Inc. (Borgata), Term Loan B, 5.91%,
        10/14/11 ...............................................................   United States       10,636,292        10,724,924
       Penn National Gaming Inc.,
          Term Loan A, 5.89%, 10/03/11 .........................................   United States        2,534,884         2,558,015
          Term Loan B, 5.89 - 6.22%, 10/03/11 ..................................   United States        9,000,000         9,123,750
       Wembley Inc., Term Loan B, 5.87 - 6.08%, 7/18/11 ........................   United States        4,000,000         4,058,752
    (c)Wimar Tahoe Corp. (Columbia Entertainment), Term Loan B, 8.25%,
        10/24/11 ...............................................................   United States        3,214,286         3,226,339
                                                                                                                     --------------
                                                                                                                         55,604,819
                                                                                                                     --------------


60 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY    PRINCIPAL AMOUNT(d)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b)SENIOR FLOATING RATE INTERESTS (CONT.)
       CATALOG/SPECIALTY DISTRIBUTION 0.1%
       Affinity Group Inc.,
          Term Loan B1, 7.081 - 7.126%, 6/24/09 ................................   United States          455,102    $      460,217
          Term Loan B2, 7.081%, 6/24/09 ........................................   United States        1,137,755         1,150,453
       Oriental Trading Co. Inc., Term Loan B, 6.313%, 8/04/10 .................   United States        1,777,822         1,787,822
                                                                                                                     --------------
                                                                                                                          3,398,492
                                                                                                                     --------------
       CHEMICALS: MAJOR DIVERSIFIED 2.1%
       Basell B.V.,
          Term Loan B4, 6.581%, 9/06/13 ........................................    Netherlands           183,333           184,903
          Term Loan C4, 7.243%, 9/20/14 ........................................    Netherlands           183,333           185,568
       Basell USA Inc.,
          Term Loan B2, 6.581%, 9/20/13 ........................................   United States          916,667           932,040
          Term Loan C2, 7.243%, 9/20/14 ........................................   United States          916,667           933,186
       BCP Crystal US Holdings Corp. (Celanese), Term Loan B, 6.313%,
        4/06/11 ................................................................   United States       14,795,091        15,028,114
       Huntsman International LLC, Term Loan B, 5.72%, 8/16/12 .................   United States       15,911,355        16,015,065
       Invista Canada Co., Term Loan B2, 6.313%, 4/29/11 .......................      Canada            4,671,087         4,730,177
       Invista SARL, Term Loan B1, 6.313%,  4/29/11 ............................    Luxembourg         10,766,118        10,902,309
                                                                                                                     --------------
                                                                                                                         48,911,362
                                                                                                                     --------------
       CHEMICALS: SPECIALTY 1.9%
       Brenntag, Term Loan B2, 6.81%, 2/27/12 ..................................   United States        3,000,000         3,014,625
       Hexion Specialty Chemicals Inc.,
          Tranche B-1, 6.375%, 5/31/12 .........................................   United States        4,570,364         4,628,270
          Tranche B-3 CL, 3.76%, 5/31/12 .......................................   United States        1,090,909         1,104,731
       Ineos Group Ltd., Term Loan C, 7.662%, 6/30/09 ..........................   United States        3,008,945         3,020,605
       Nalco Co., Term Loan B, 5.66 - 5.96%, 11/04/10 ..........................   United States       14,488,959        14,723,405
       Niagara Acquisition Inc. (PQ Corp.), Term Loan B, 6.063%, 2/11/12 .......   United States        2,189,000         2,206,785
       Resolution Europe B.V. (Hexion), Tranche B-2, 6.563%, 5/31/12 ...........    Netherlands         6,311,455         6,391,421
       Rockwood Specialties Group Inc., Term Loan D, 6.466%, 7/30/12 ...........   United States        9,994,750        10,166,540
       Westlake Chemical Corp., Term Loan B, 6.331 - 8.00%, 7/31/10 ............   United States          155,000           156,004
                                                                                                                     --------------
                                                                                                                         45,412,386
                                                                                                                     --------------
       COAL 0.6%
    (c)Alpha Natural Resources LLC, Term Loan B, 5.70%, 10/26/12 ...............   United States        5,700,000         5,755,222
       Foundation Coal, Term Loan B, 5.66 - 6.16%, 7/30/11 .....................   United States        2,190,598         2,229,694
    (c)International Coal Group LLC, Term Loan B, 6.69%, 11/09/10 ..............   United States        2,980,000         2,989,923
       Walter Industries Inc., Term Loan B, 5.86 - 6.216%, 10/03/12 ............   United States        3,900,000         3,953,625
                                                                                                                     --------------
                                                                                                                         14,928,464
                                                                                                                     --------------
       COMMERCIAL PRINTING/FORMS 0.1%
       American Reprographics, Term Loan C, 5.524 - 5.64%, 6/18/09 .............   United States        1,462,123         1,467,211
                                                                                                                     --------------
       CONSTRUCTION MATERIALS 0.3%
       St. Marys Cement Inc., Term Loan B, 6.02%, 12/04/09 .....................      Canada            7,373,537         7,502,574
                                                                                                                     --------------


                                                              Annual Report | 61

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY    PRINCIPAL AMOUNT(d)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b)SENIOR FLOATING RATE INTERESTS (CONT.)
       CONSUMER SUNDRIES 0.3%
       American Safety Razor Co., Term Loan B, 6.61%, 2/20/12 ..................   United States        1,492,500    $    1,515,820
       Central Garden & Pet Co., Term Loan, 5.72 - 5.831%, 5/15/09 .............   United States        2,203,206         2,230,460
       Meow Mix Co., Term Loan B, 7.09 - 7.25%, 7/13/11 ........................   United States        2,861,106         2,899,044
                                                                                                                     --------------
                                                                                                                          6,645,324
                                                                                                                     --------------
       CONTAINERS/PACKAGING 1.9%
       ACI Operations Property Ltd. (Owens Illinois), Term Loan A, 5.67%,
        4/01/07 ................................................................     Australia          7,207,388         7,262,942
       Atlantis Plastics Inc., First Lien Term Loan, 6.64%, 9/22/11 ............   United States        2,736,250         2,766,294
       Berry Plastics Corp., Term Loan, 5.855%, 12/02/11 .......................   United States        5,688,251         5,759,354
       BSN Glasspack S.A. (Owens Illinois), Term Loan C-1, 5.87%, 4/01/08 ......      France            1,693,704         1,709,582
       Graham Packaging Co., First Lien Term Loan, 6.375 - 6.625%, 10/07/11 ....   United States       17,885,369        18,103,571
       Graphic Packaging International Corp., Term Loan C, 6.19 - 6.716%,
        8/08/10 ................................................................   United States        5,818,823         5,870,378
       Owens-Brockway Glass Container Inc., Term Loan B, 5.78%, 4/01/08 ........   United States        3,794,505         3,830,867
                                                                                                                     --------------
                                                                                                                         45,302,988
                                                                                                                     --------------
       DATA PROCESSING SERVICES 0.4%
       InfoUSA Inc.,
          Term Loan A, 6.53%, 3/25/09 ..........................................   United States        3,120,833         3,153,041
          Term Loan B, 6.78%, 3/25/09 ..........................................   United States        5,175,000         5,226,077
                                                                                                                     --------------
                                                                                                                          8,379,118
                                                                                                                     --------------
       DEPARTMENT STORES 0.3%
       Neiman Marcus Group Inc., Term Loan, 6.475%, 4/06/13 ....................   United States        6,800,000         6,844,200
                                                                                                                     --------------
       DRUG STORE CHAINS 0.5%
       The Jean Coutu Group (PJC) Inc., Term Loan B, 6.375 - 6.50%, 7/30/11 ....      Canada           11,535,050        11,678,339
                                                                                                                     --------------
       ELECTRIC UTILITIES 3.0%
       AES Corp., Term Loan B, 5.07 - 5.69%, 4/30/08 ...........................   United States        2,428,573         2,455,312
       Allegheny Energy Supply Company LLC, Term Loan C, 5.636 - 5.916%,
        3/08/11 ................................................................   United States        5,139,744         5,201,421
       Cogentrix Delaware Holdings Inc., Term Loan B, 5.78%, 4/14/12 ...........   United States        3,467,231         3,514,544
       Coleto Creek WLE LP, Term Loan B, 6.161%, 6/30/11 .......................   United States        3,280,995         3,338,412
       Midwest Generation LLC, Term Loan, 6.05 - 6.22%, 4/27/11 ................   United States        2,693,847         2,737,407
       NRG Energy Inc.,
          Credit Link, 5.795%, 12/24/11 ........................................   United States        6,523,062         6,569,265
          Term Loan B, 5.895%, 12/24/11 ........................................   United States        8,323,893         8,382,851
       Pike Electric Inc.,
          Term Loan B, 6.188%, 7/02/12 .........................................   United States        2,916,588         2,941,817
          Term Loan C, 6.25%, 12/10/12 .........................................   United States        1,660,212         1,674,224
       Quanta Services Inc., Term Loan B, 3.89 - 6.88%, 6/19/08 ................   United States        4,950,000         4,978,215
       Texas Genco LLC,
          Delay Draw, 5.87 - 5.946%, 12/14/11 ..................................   United States        7,096,174         7,131,655
          First Lien Term Loan, 5.87 - 6.02%, 12/14/11 .........................   United States       17,144,026        17,229,746
       Thermal North America Inc., Term Loan B, 5.88%, 10/12/13 ................   United States        3,100,000         3,125,187
                                                                                                                     --------------
                                                                                                                         69,280,056
                                                                                                                     --------------


62 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY    PRINCIPAL AMOUNT(d)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b)SENIOR FLOATING RATE INTERESTS (CONT.)
       ELECTRICAL PRODUCTS 0.2%
       Enersys Capital Inc., Term Loan D, 5.66 - 6.071%, 3/17/11 ...............   United States        4,899,318    $    4,968,301
                                                                                                                     --------------
       ELECTRONICS/APPLIANCES 0.3%
       Directed Electronics Inc., Term Loan, 7.14 - 7.45%, 6/17/10 .............   United States        3,616,330         3,652,855
       Oreck Corp., Term Loan B, 6.78%, 2/02/12 ................................   United States        3,533,101         3,546,350
                                                                                                                     --------------
                                                                                                                          7,199,205
                                                                                                                     --------------
       ENGINEERING & CONSTRUCTION 0.1%
       Washington Group International Inc., Synthetic Term Loan, 3.920%, 6/14/10   United States        2,900,000         2,912,470
                                                                                                                     --------------
       ENVIRONMENTAL SERVICES 2.0%
       Allied Waste North America Inc.,
          Credit Link, 3.864%, 1/15/12 .........................................   United States        7,307,427         7,356,007
       (e)Revolver, 8.50%, 1/15/10 .............................................   United States          132,629           128,318
          Term Loan B, 5.52 - 6.21%, 1/15/12 ...................................   United States       19,338,379        19,465,955
       Duratek Inc., Term Loan B, 6.75 - 7.188%, 12/16/09 ......................   United States        2,567,358         2,573,777
       Envirocare of Utah LLC, Term Loan B, 6.95%, 1/31/10 .....................   United States        6,056,818         6,141,371
       Envirosolutions Inc., Term Loan B, 7.334 - 7.615%, 7/07/12 ..............   United States        5,661,764         5,762,617
       IESI Corp., Term Loan B, 5.82 - 6.159%, 1/20/12 .........................   United States        1,800,000         1,815,336
       Synagro Technologies Inc., Term Loan B, 6.174%, 6/21/12 .................   United States        2,828,571         2,844,581
                                                                                                                     --------------
                                                                                                                         46,087,962
                                                                                                                     --------------
       FINANCIAL CONGLOMERATES 1.9%
       Affinion Group, Term Loan B, 6.909%, 10/17/12 ...........................   United States       17,000,000        16,897,286
       Fidelity National Information Services Inc., Term Loan B, 5.685%, 3/09/13   United States       26,274,083        26,394,891
                                                                                                                     --------------
                                                                                                                         43,292,177
                                                                                                                     --------------
       FOOD DISTRIBUTORS 0.4%
       OSI Group LLC,
          Dutch Term Loan, 6.02%, 9/02/11 ......................................    Netherlands         2,255,000         2,284,128
          German Term Loan, 6.02%, 9/02/11 .....................................      Germany           1,804,000         1,827,302
          U.S. Term Loan, 6.02%, 9/02/11 .......................................   United States        4,059,000         4,111,430
                                                                                                                     --------------
                                                                                                                          8,222,860
                                                                                                                     --------------
       FOOD: MAJOR DIVERSIFIED 1.4%
       Birds Eye Foods Inc. (Agrilink Foods), Term Loan B, 6.831%, 8/08/08 .....   United States        7,372,119         7,465,302
       Chiquita Brands LLC, Term Loan C, 6.57%, 6/28/12 ........................   United States        5,187,000         5,266,428
       Del Monte Corp., Term Loan B, 5.73%, 2/08/12 ............................   United States        3,184,000         3,233,750
       Dole Food Company Inc., Term Loan B, 5.313 - 7.25%, 12/31/12 ............      Bermuda           7,764,632         7,838,396
       Pinnacle Foods Holding Corp., Term Loan B, 6.37 - 7.31%, 11/25/10 .......   United States        8,930,716         9,136,658
                                                                                                                     --------------
                                                                                                                         32,940,534
                                                                                                                     --------------
       FOOD: MEAT/FISH/DAIRY 0.1%
       American Seafoods Group LLC, Term Loan B1, 5.84%, 9/30/12 ...............   United States          663,562           673,101
       Michael Foods Inc., Term Loan B, 5.09 - 6.281%, 11/21/10 ................   United States        2,738,255         2,786,256
                                                                                                                     --------------
                                                                                                                          3,459,357
                                                                                                                     --------------


                                                              Annual Report | 63

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY    PRINCIPAL AMOUNT(d)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b)SENIOR FLOATING RATE INTERESTS (CONT.)
       FOOD: SPECIALTY/CANDY 0.4%
       Otis Spunkmeyer Inc., Term Loan B, 6.64 - 6.84%, 6/24/12 ................   United States        6,300,000    $    6,370,875
       Reddy Ice Group Inc., Term Loan, 5.865%, 4/12/12 ........................   United States        3,985,000         4,027,341
                                                                                                                     --------------
                                                                                                                         10,398,216
                                                                                                                     --------------
       FOREST PRODUCTS 0.3%
       Escanaba Timber LLC, Timber Term Facility, 6.75%, 5/02/08 ...............   United States        4,200,000         4,205,250
       Roseburg Forest Products (RLC Industries), Term Loan B, 5.52%, 2/24/10 ..   United States        3,400,179         3,421,430
                                                                                                                     --------------
                                                                                                                          7,626,680
                                                                                                                     --------------
       HOME FURNISHINGS 1.0%
       Knoll Inc., Term Loan, 5.88%, 10/03/12 ..................................   United States        3,950,636         4,009,895
       National Bedding Co., Term Loan, 5.82 - 6.15%, 8/25/11 ..................   United States        3,663,643         3,688,831
       Sealy Mattress Co., Term Loan D, 5.62 - 7.25%, 4/06/12 ..................   United States        7,958,891         8,040,971
       Simmons Holdings Inc., Term Loan C, 5.75 - 8.25%, 12/19/11 ..............   United States        7,168,641         7,255,259
                                                                                                                     --------------
                                                                                                                         22,994,956
                                                                                                                     --------------
       HOME IMPROVEMENT CHAINS 0.2%
       Harbor Freight Tools USA Inc., Term Loan B, 6.29 - 6.65%, 7/31/10 .......   United States        5,618,883         5,691,928
                                                                                                                     --------------
       HOMEBUILDING 1.5%
       CONTECH Construction Products Inc., Term Loan, 6.08 - 8.00%, 12/07/10 ...   United States        2,142,298         2,176,441
       Goodman Global Holdings Inc., Term Loan B, 6.375%, 12/15/11 .............   United States        6,058,019         6,152,676
       LandSource Communities Development LLC, Term Loan B, 6.50%,
        3/31/10 ................................................................   United States        9,000,000         9,074,070
       Stile Acquisition Corp. (Masonite), Canadian Term Loan, 6.02 - 6.206%,
        4/05/13 ................................................................      Canada            8,459,045         8,437,415
       Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan, 6.02 - 6.206%,
        4/05/13 ................................................................   United States        8,473,455         8,451,789
                                                                                                                     --------------
                                                                                                                         34,292,391
                                                                                                                     --------------
       HOSPITAL/NURSING MANAGEMENT 2.5%
       Beverly Enterprises Inc., Term Loan B, 6.36 - 6.71%, 10/22/08 ...........   United States        2,940,000         2,957,758
       Community Health Systems Inc., Term Loan B, 5.61%, 8/19/11 ..............   United States        1,458,816         1,479,027
       Iasis Healthcare LLC, Term Loan B, 6.27 - 6.304%, 6/22/11 ...............   United States       12,590,625        12,778,175
       LifePoint Hospitals Inc., Term Loan B, 5.435%, 4/15/12 ..................   United States       23,080,882        23,251,934
       MedCath Corp., Term Loan B, 6.29 - 8.00%, 6/30/11 .......................   United States        5,628,750         5,693,255
       Vanguard Health Holding Co. II LLC, Term Loan C, 6.211%, 9/23/11 ........   United States       11,418,750        11,582,894
                                                                                                                     --------------
                                                                                                                         57,743,043
                                                                                                                     --------------
       HOTEL/RESORTS/CRUISELINES 1.0%
       Kuilima Resort Company (Turtle Bay), First Lien Term Loan, 6.831%,
        9/30/10 ................................................................   United States        2,684,600         2,711,446
       Resorts International Holdings LLC, Term Loan B, 6.53%, 4/26/12 .........   United States        1,174,796         1,176,852
       Venetian Casino Resorts,
          Delay Draw, 5.77%, 6/15/11 ...........................................   United States        3,247,863         3,278,565
          Term Loan B, 5.77%, 6/15/11 ..........................................   United States       15,752,137        15,901,042
                                                                                                                     --------------
                                                                                                                         23,067,905
                                                                                                                     --------------


64 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY    PRINCIPAL AMOUNT(d)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b)SENIOR FLOATING RATE INTERESTS (CONT.)
       HOUSEHOLD/PERSONAL CARE 2.7%
       Acco Brands Corp., Term Loan B, 5.585 - 5.918%, 8/05/12 .................   United States        3,916,000    $    3,965,440
       Eastman Kodak Company, Term Loan B, 6.25 - 6.610%, 10/18/12 .............   United States       16,658,824        16,604,682
       Fender Musical Instruments, Term Loan B, 6.31 - 6.47%, 3/15/12 ..........   United States        2,388,000         2,407,653
       Jarden Corp.,
          Term Loan B, 5.635%, 1/24/12 .........................................   United States        6,214,524         6,269,455
          Term Loan B2, 5.688%, 11/15/11 .......................................   United States       11,571,000        11,630,301
       Mega Bloks Inc., Term Loan B, 5.625 - 6.00%, 7/26/12 ....................      Canada            4,189,500         4,245,798
       Prestige Brands Inc., Term Loan B, 6.311 - 8.00%, 4/06/11 ...............   United States        8,030,259         8,140,675
       Spectrum Brands Inc., Term Loan B, 5.79 - 6.11%, 2/06/12 ................   United States        8,656,500         8,730,444
                                                                                                                     --------------
                                                                                                                         61,994,448
                                                                                                                     --------------
       INDUSTRIAL CONGLOMERATES 0.6%
       Invensys (BTR Dunlop),
          Bonding Facility, 6.762%, 3/05/09 ....................................   United States        3,891,840         3,926,166
          Term Loan B, 7.791%, 9/05/09 .........................................   United States        1,429,916         1,444,215
       TriMas Corp., Term Loan B, 7.685 - 7.86%, 12/06/09 ......................   United States        7,863,193         7,948,375
                                                                                                                     --------------
                                                                                                                         13,318,756
                                                                                                                     --------------
       INDUSTRIAL MACHINERY 1.9%
    (c)CI Acquisition Inc. (Chart Industries), Term Loan B, 7.75%, 10/17/12 ....   United States        2,800,000         2,828,876
       Colfax Corp., Term Loan B, 6.313%, 11/30/11 .............................   United States        3,970,000         4,010,526
       Dresser Inc.,
          Term Loan C, 6.59%, 4/10/09 ..........................................   United States        1,621,951         1,638,171
          Unsecured Term Loan, 6.91%, 3/01/10 ..................................   United States        2,750,000         2,777,500
       Dresser-Rand Group Inc., Term Loan B, 5.938 - 6.134%, 10/29/11 ..........   United States        2,693,494         2,738,947
       Flowserve Corp., Term Loan B, 5.813%, 8/10/12 ...........................   United States        6,000,000         6,088,128
       Itron Inc., Term Loan C, 5.625 - 5.938%, 7/01/11 ........................   United States          472,973           477,693
       Mueller Group, Term Loan B, 6.21 - 6.493%, 10/03/12 .....................   United States        9,799,814         9,942,441
       Rexnord Corp., Term Loan, 6.07 - 6.30%, 12/31/11 ........................   United States        5,842,880         5,918,352
       Sensus Metering Systems Inc., Term Loan, 6.35 - 6.54%, 12/17/10 .........   United States        8,732,357         8,846,926
                                                                                                                     --------------
                                                                                                                         45,267,560
                                                                                                                     --------------
       INDUSTRIAL SPECIALTIES 0.2%
       Xerium Technologies Inc., Term Loan B, 6.02%, 5/18/12 ...................   United States        3,940,125         3,995,535
                                                                                                                     --------------
       INFORMATION TECHNOLOGY SERVICES 1.2%
       Relizon Co.,
          Incremental Term Loan B-1, 6.82%, 2/20/11 ............................      Canada              416,657           417,686
          Term Loan B, 6.82%, 2/20/11 ..........................................   United States        3,816,909         3,826,337
       Transfirst Holdings, Term Loan B, 7.063%, 3/31/10 .......................   United States        7,406,250         7,416,693
       Xerox Corp., Term Loan, 5.83%, 9/30/08 ..................................   United States       15,500,000        15,655,000
                                                                                                                     --------------
                                                                                                                         27,315,716
                                                                                                                     --------------
       INSURANCE BROKERS/SERVICES 0.3%
       Alliant Resources Group Inc., Term Loan B, 7.581 - 9.00%, 8/31/11 .......   United States        6,665,625         6,694,787
                                                                                                                     --------------
       LIFE/HEALTH INSURANCE 0.4%
       Conseco Inc., Term Loan, 5.97%, 6/22/10 .................................   United States        8,875,389         8,991,879
                                                                                                                     --------------


                                                              Annual Report | 65

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY    PRINCIPAL AMOUNT(d)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b)SENIOR FLOATING RATE INTERESTS (CONT.)
       MAJOR PHARMACEUTICALS 0.3%
       Warner Chilcott Company Inc., Term Loan B, 6.46 - 6.77%, 1/18/12 ........    Puerto Rico         3,852,499    $    3,871,419
       Warner Chilcott Corporation, Term Loan C, 6.77%, 1/18/12 ................   United States        1,552,369         1,559,993
       Warner Chilcott Holdings Company III Limited, Term Loan D, 6.77%,
        1/18/12 ................................................................      Bermuda             717,151           720,673
                                                                                                                     --------------
                                                                                                                          6,152,085
                                                                                                                     --------------
       MAJOR TELECOMMUNICATIONS 1.6%
       Alaska Communications Systems Holdings Inc.,
          Incremental Term Loan, 6.020%, 2/01/12 ...............................   United States        1,728,567         1,753,631
          Term Loan, 6.020%, 2/01/12 ...........................................   United States        8,357,133         8,478,312
       Cincinnati Bell Inc., Term Loan, 5.36 - 5.39%, 8/31/12 ..................   United States        4,000,000         4,027,500
       Consolidated Communications Inc., Term Loan D, 6.052 - 6.27%,
        10/14/11 ...............................................................   United States        4,214,286         4,284,453
       Hawaiian Telecom Communications Inc., Term Loan B, 6.28%, 10/31/12 ......   United States        6,045,000         6,119,619
       Qwest Corp., Term Loan A, 8.53%, 6/30/07 ................................   United States        1,600,000         1,652,333
    (c)Wind Telecomunicazioni SpA,
          Term Loan B, 8.625%, 9/30/13 .........................................       Italy            5,850,000         5,865,327
          Term Loan C, 9.125%, 9/30/14 .........................................       Italy            5,850,000         5,847,543
    (f)Winstar Communications Inc., DIP, 2/20/49 ...............................   United States        3,926,973               393
                                                                                                                     --------------
                                                                                                                         38,029,111
                                                                                                                     --------------
       MANAGED HEALTH CARE 0.8%
       PacifiCare Health Systems Inc., Term Loan B, 5.125 - 5.625%, 12/13/10 ...   United States       18,758,250        18,832,495
                                                                                                                     --------------
       MARINE SHIPPING 0.2%
       Horizon Lines LLC, Term Loan C, 6.27%, 7/07/11 ..........................   United States        4,246,250         4,312,598
       US Shipping Partners LP, Term Loan, 6.22%, 4/30/10 ......................   United States        1,232,341         1,242,680
                                                                                                                     --------------
                                                                                                                          5,555,278
                                                                                                                     --------------
       MEDIA CONGLOMERATES 0.3%
       Liberty Group Operating Inc., Term Loan B, 6.188 - 6.37%, 2/28/12 .......   United States        6,877,938         6,948,147
                                                                                                                     --------------
       MEDICAL DISTRIBUTORS 0.4%
       VWR International Inc., Term Loan B, 6.69%, 4/07/11 .....................   United States        9,611,000         9,761,172
                                                                                                                     --------------
       MEDICAL SPECIALTIES 0.3%
       Cooper Companies Inc., Term Loan B, 5.50%, 1/06/12 ......................   United States        3,184,000         3,208,039
       Fisher Scientific International Inc., Term Loan B, 5.52%, 8/02/11 .......   United States        3,754,663         3,782,823
                                                                                                                     --------------
                                                                                                                          6,990,862
                                                                                                                     --------------
       MEDICAL/NURSING SERVICES 2.0%
       Alliance Imaging Inc., Term Loan C1, 6.125 - 6.50%, 12/29/11 ............   United States        2,940,025         2,973,100
       AMR Holdco/Emcare Holdco, Term Loan B, 5.66 - 7.75%, 2/10/12 ............   United States        6,716,250         6,775,017
       DaVita Inc., Term Loan B, 6.25 - 6.54%, 10/05/12 ........................   United States       22,674,510        23,036,667
       Renal Advantage Inc., Term Loan B, 6.44%, 9/30/12 .......................   United States        2,100,000         2,124,283
       Team Health Inc., Term Loan C, 6.77%, 3/23/11 ...........................   United States        5,728,453         5,733,150
       US Oncology Inc., Term Loan B, 6.438 - 6.95%, 8/20/11 ...................   United States        5,880,892         5,983,807
                                                                                                                     --------------
                                                                                                                         46,626,024
                                                                                                                     --------------


66 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY    PRINCIPAL AMOUNT(d)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b)SENIOR FLOATING RATE INTERESTS (CONT.)
       MISCELLANEOUS COMMERCIAL SERVICES 2.5%
       Buhrmann US Inc., Term Loan C1, 6.21 - 6.386%, 12/23/10 .................   United States       12,105,269    $   12,254,164
       CCC Information Services Group Inc., Term Loan B, 6.831%, 8/15/10 .......   United States        5,675,314         5,689,502
       Corrections Corp. (Prison Realty), Term Loan E, 5.62 - 5.96%, 3/31/08 ...   United States        2,380,764         2,410,523
       Global Imaging Systems Inc., Term Loan B, 4.93 - 5.53%, 5/10/10 .........   United States       10,385,811        10,529,032
       IPC Acquisition Corp., Term Loan B, 6.831%, 12/31/10 ....................   United States        2,300,000         2,313,416
       JohnsonDiversey Inc., Term Loan B, 5.46%, 11/03/09 ......................   United States        9,501,923         9,579,126
       Language Lines Inc., Term Loan B, 8.37 - 8.45%, 6/11/11 .................   United States        4,734,319         4,794,681
       US Investigations Services Inc., Term Loan B, 6.57%, 10/14/12 ...........   United States        4,290,255         4,338,520
       Worldspan LP, Term Loan B, 6.50 - 7.00%, 2/11/10 ........................   United States        6,791,111         6,655,289
                                                                                                                     --------------
                                                                                                                         58,564,253
                                                                                                                     --------------
       MISCELLANEOUS MANUFACTURING 0.1%
       Day International Group Inc., Term Loan D, 7.53 - 7.59%, 9/16/09 ........   United States        1,846,899         1,851,516
                                                                                                                     --------------
       MOVIES/ENTERTAINMENT 5.5%
       24 Hour Fitness Inc., Term Loan B, 6.78%, 5/26/12 .......................   United States        4,000,000         4,067,500
       Cinemark USA Inc., Term Loan, 5.43 - 7.75%, 3/31/11 .....................   United States        6,844,302         6,933,825
       Cinram International Inc., Term Loan D, 6.12%, 9/30/09 ..................      Canada            6,813,500         6,887,597
       Houston Ltd. Partners NFL Holdings LP, Term Loan B, 4.75 - 4.938%,
        1/05/10 ................................................................   United States        3,875,000         3,889,919
       Loews Cineplex Entertainment Corp., Term Loan B, 5.97 - 6.35%,
        7/30/11 ................................................................   United States        5,416,409         5,451,957
       Metro-Goldwyn-Mayer Inc., Term Loan B, 6.27%, 4/08/12 ...................   United States       26,800,000        27,059,638
       Minnesota Hockey Ventures Group LP (Holding Co.), Term Loan, 8.577%,
        12/29/08 ...............................................................   United States        1,250,000         1,253,125
       Minnesota Wild Hockey Club LP (Operating Co.), Term Loan, 6.804%,
        12/29/08 ...............................................................   United States          986,111           992,274
       New Jersey Devils (NJSEA), Term Loan, 6.185%, 9/30/06 ...................   United States          964,018           965,387
       New Jersey Devils LLC, Term Loan, 7.831%, 9/30/06 .......................   United States        3,900,000         3,909,750
       Rainbow National Services LLC, Term Loan B, 6.625%, 3/31/12 .............   United States       15,024,500        15,179,448
       Regal Cinemas Inc., Term Loan B, 6.02%, 11/10/10 ........................   United States       24,485,239        24,770,272
       WMG Acquisition Corp. (Warner Music), Term Loan B, 5.52 - 6.371%,
        2/28/11 ................................................................   United States       26,690,952        26,994,001
                                                                                                                     --------------
                                                                                                                        128,354,693
                                                                                                                     --------------
       OIL & GAS PIPELINES 0.9%
       Cheniere LNG Holdings LLC, Term Loan, 6.77 - 6.95%, 8/30/12 .............   United States        3,200,000         3,223,002
       El Paso Corp.,
          L/C Term Loan, 3.80%, 11/23/09 .......................................   United States        3,187,500         3,211,186
          Term Loan B, 6.813%, 11/23/09 ........................................   United States        5,227,500         5,272,880
       Epco Holdings Inc., Term Loan B, 6.247 - 6.603%, 8/18/10 ................   United States        2,200,000         2,231,429
    (c)Targa Resources Inc.,
          Synthetic L/C, 8.00%, 10/31/12 .......................................   United States        1,548,387         1,556,129
          Term Loan, 8.00%, 10/31/12 ...........................................   United States        6,451,613         6,483,871
                                                                                                                     --------------
                                                                                                                         21,978,497
                                                                                                                     --------------


                                                              Annual Report | 67

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY    PRINCIPAL AMOUNT(d)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b)SENIOR FLOATING RATE INTERESTS (CONT.)
       OIL & GAS PRODUCTION 1.1%
       Kerr-McGee Corporation,
          Term Loan B, 6.51%, 5/24/11 ..........................................   United States        4,688,250    $    4,709,933
          Term Loan X, 6.26%, 5/24/07 ..........................................   United States       15,190,000        15,233,398
       Williams Production RMT Co., Term Loan C, 6.20%, 5/30/08 ................   United States        5,865,525         5,942,891
                                                                                                                     --------------
                                                                                                                         25,886,222
                                                                                                                     --------------
       OIL REFINING/MARKETING 1.1%
       Lyondell-Citgo Refining LP, Term Loan, 5.51%, 5/21/07 ...................   United States        5,925,000         5,979,451
       Magellan Midstream Holdings LP, Term Loan B, 5.785%, 6/30/12 ............   United States        7,833,000         7,950,495
       SemCams Holding Co. (SemGroup), Canadian Term Loan, 6.27%,
        3/16/11 ................................................................      Canada              589,346           596,345
       SemGroup LP, U.S. Term Loan, 5.871 - 7.75%, 3/16/11 .....................   United States        2,269,959         2,296,915
       Tesoro Petroleum Corp., L/C Term Loan, 3.97%, 6/30/07 ...................   United States        4,500,000         4,514,040
       Universal Compression Inc., Term Loan B, 5.59%, 2/15/12 .................   United States        5,079,513         5,143,006
                                                                                                                     --------------
                                                                                                                         26,480,252
                                                                                                                     --------------
       OILFIELD SERVICES/EQUIPMENT 0.1%
       Complete Production Services Inc., Term Loan B, 6.72%, 9/12/12 ..........   United States        2,100,000         2,121,437
                                                                                                                     --------------
       OTHER CONSUMER SERVICES 0.6%
       Alderwoods Group Inc., Term Loan B2, 5.48 - 6.117%, 9/17/09 .............   United States        1,789,950         1,813,488
       Knowledge Learning Corp., Term Loan B, 6.59%, 1/07/12 ...................   United States        4,479,827         4,504,094
       Protection One Inc., Term Loan B, 6.83 - 7.06%, 4/18/11 .................   United States        1,593,995         1,613,423
       VICAR Operating Inc. (Veterinary Centers), Term Loan B, 5.625%, 5/17/11 .   United States        3,621,104         3,656,265
       Weight Watchers,
          Additional Term Loan B, 5.668%, 3/31/10 ..............................   United States        1,980,000         2,001,463
          Term Loan B, 5.64%, 3/31/10 ..........................................   United States          982,500           996,828
                                                                                                                     --------------
                                                                                                                         14,585,561
                                                                                                                     --------------
       OTHER CONSUMER SPECIALTIES 1.4%
       Alliance Laundry Systems LLC, Term Loan B, 6.14%, 1/27/12 ...............   United States        4,242,917         4,296,589
       Department 56 Retail Inc., Term Loan B, 7.39%, 9/01/11 ..................   United States        1,700,000         1,710,030
       Solo Cup Co., Term Loan B, 6.36 - 6.52%, 2/27/11 ........................   United States       19,724,687        19,813,448
       Visant Holding Corp. (Jostens), Term Loan C, 5.94 - 6.188%, 10/01/11 ....   United States        6,864,845         6,979,619
                                                                                                                     --------------
                                                                                                                         32,799,686
                                                                                                                     --------------
       PACKAGED SOFTWARE 1.3%
       Aspect Software Inc., First Lien Term Loan, 6.563%, 9/22/10 .............   United States        2,400,000         2,416,500
       SSA Global Technologies Inc., Term Loan B, 5.97%, 9/22/11 ...............   United States        3,491,250         3,513,070
       SunGard Data Systems Inc., Term Loan, 6.28%, 2/11/13 ....................   United States       23,947,980        24,087,669
                                                                                                                     --------------
                                                                                                                         30,017,239
                                                                                                                     --------------
       PERSONNEL SERVICES 0.1%
       Allied Security Holdings LLC, Term Loan C, 7.78%, 6/30/10 ...............   United States        2,090,000         2,121,768
                                                                                                                     --------------
       PRECIOUS METALS 0.1%
       Longyear Holdings Inc. (Boart), Term Loan, 6.53%, 7/28/12 ...............   United States        2,234,400         2,234,110
       Longyear Holdings Inc. (0723662 B.C. Ltd.), Term Loan, 6.53%,
        7/28/12 ................................................................      Canada              558,600           558,527
                                                                                                                     --------------
                                                                                                                          2,792,637
                                                                                                                     --------------


68 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY    PRINCIPAL AMOUNT(d)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b)SENIOR FLOATING RATE INTERESTS (CONT.)
       PUBLISHING: BOOKS/MAGAZINES 1.9%
       Dex Media East LLC, Term Loan B, 5.50 - 5.93%, 5/08/09 ..................   United States        6,917,823    $    6,958,354
       Dex Media West LLC, Term Loan B, 5.49 - 5.96%, 3/09/10 ..................   United States       11,779,006        11,849,350
       F&W Publications Inc., Term Loan, 6.03%, 8/05/12 ........................   United States        2,636,797         2,511,549
       Primedia Inc., Term Loan B, 6.114%, 9/30/13 .............................   United States        1,432,584         1,404,381
       R.H. Donnelley Inc.,
          Term Loan A3, 5.78 - 5.92%, 12/31/09 .................................   United States        1,515,832         1,526,332
          Term Loan D, 5.52 - 5.86%, 6/30/11 ...................................   United States       19,716,144        19,871,606
                                                                                                                     --------------
                                                                                                                         44,121,572
                                                                                                                     --------------
       PUBLISHING: NEWSPAPERS 0.7%
       Freedom Communications, Term Loan B, 5.37 - 5.53%, 5/16/13 ..............   United States        2,712,178         2,735,313
       FSC Acquisition LLC (Hanley Wood), Term Loan, 6.02 - 6.33%, 8/01/12 .....   United States        2,682,119         2,692,177
       Journal Register Co., Term Loan B, 5.55 - 5.74%, 8/13/12 ................   United States        9,000,000         9,082,971
       MediaNews Group Inc., Term Loan C, 5.34%, 12/30/10 ......................   United States        1,831,410         1,832,875
                                                                                                                     --------------
                                                                                                                         16,343,336
                                                                                                                     --------------
       PULP & PAPER 2.0%
       Appleton Papers Inc., Term Loan B, 5.73 - 6.33%, 6/11/10 ................   United States          834,827           845,002
       Boise Cascade LLC, Term Loan D, 5.781 - 5.844%, 10/28/11 ................   United States        6,282,050         6,376,715
       Intertape Polymer Group Inc., Term Loan B, 6.084 - 6.36% 7/28/11 ........   United States        9,504,000         9,642,597
       JSG Acquisitions (MDCP),
          Term Loan B, 6.865%, 9/12/10 .........................................      Ireland           1,214,620         1,216,527
          Term Loan C, 7.365%, 9/12/11 .........................................      Ireland           1,214,620         1,216,880
       Koch Cellulose LLC,
          L/C Term Loan, 5.36%, 5/07/11 ........................................   United States        1,286,264         1,302,609
          Term Loan B, 5.77%, 5/07/11 ..........................................   United States        4,165,206         4,216,405
       NewPage Corp., Term Loan, 6.493 - 7.125%, 5/02/11 .......................   United States        7,980,000         8,059,800
       Smurfit-Stone Container Canada Inc., Term Loan C, 5.875%, 11/01/11 ......      Canada            2,770,759         2,806,260
       Smurfit-Stone Container Enterprises,
          L/C Term Loan, 3.98%, 11/01/10 .......................................   United States        1,135,290         1,149,836
          Term Loan B, 5.563 - 5.875%, 11/01/11 ................................   United States        9,004,966         9,120,347
                                                                                                                     --------------
                                                                                                                         45,952,978
                                                                                                                     --------------
       RAILROADS 0.3%
       Helm Financial Corp., Term Loan B, 6.247%, 7/08/11 ......................   United States        2,121,787         2,160,245
       Kansas City Southern Railway Co., Term Loan B1, 5.27 - 5.438%,
        3/31/08 ................................................................   United States        3,679,198         3,717,141
       RailAmerica Transportation Corp.,
          Canadian Term Loan, 5.875 - 6.00%, 9/29/11 ...........................      Canada              221,367           225,241
          U.S. Term Loan, 5.875 - 6.00%, 9/29/11 ...............................   United States        1,872,649         1,905,420
                                                                                                                     --------------
                                                                                                                          8,008,047
                                                                                                                     --------------
       REAL ESTATE DEVELOPMENT 2.0%
       EH/Transeastern LLC (Tech Olympic USA), Term Loan B, 6.563%,
        7/29/08 ................................................................   United States        4,300,000         4,369,875
       General Growth Properties Inc., Term Loan B, 6.09%, 11/12/08 ............   United States        8,945,667         9,054,876
       Kyle Acquisition Group,
          Term Loan B, 6.063%, 7/08/10 .........................................   United States        2,383,338         2,413,130
          Term Loan C, 6.063%, 7/20/10 .........................................   United States        2,316,662         2,345,620


                                                              Annual Report | 69

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY    PRINCIPAL AMOUNT(d)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b)SENIOR FLOATING RATE INTERESTS (CONT.)
       REAL ESTATE DEVELOPMENT (CONT.)
       Macerich Co.,
          Interim Loan Facility, 5.663%, 3/31/06 ...............................   United States        3,904,462    $    3,911,782
          Term Loan B, 5.625%, 4/25/10 .........................................   United States        7,200,000         7,254,000
       Maguire Properties Inc., Term Loan B, 5.64%, 3/15/10 ....................   United States        6,225,000         6,264,840
       Pivotal Promontory LLC, Term Loan, 6.831%, 8/31/10 ......................   United States        3,400,000         3,408,500
       Spanish Peaks Holdings LLC,
          Synthetic Loan, 4.02%, 8/10/11 .......................................   United States          840,000           851,449
          Term Loan, 6.53 - 6.72%, 8/10/11 .....................................   United States        1,956,282         1,982,946
    (c)Yellowstone Club, Term Loan, 6.456%, 9/30/10 ............................   United States        3,800,000         3,847,500
                                                                                                                     --------------
                                                                                                                         45,704,518
                                                                                                                     --------------
       REAL ESTATE INVESTMENT TRUSTS 0.7%
       Crescent Real Estate Funding XII, Term Loan, 6.11%, 1/12/06 .............   United States        3,905,680         3,910,211
       Lion Gables Realty LP, Term Loan B, 5.63%, 9/30/06 ......................   United States        4,218,158         4,240,830
       Newkirk Master LP, Term Loan B, 5.86 - 6.054%, 7/31/08 ..................   United States        7,514,138         7,626,850
                                                                                                                     --------------
                                                                                                                         15,777,891
                                                                                                                     --------------
       RECREATIONAL PRODUCTS 0.4%
       PlayPower Inc., Term Loan, 7.08%, 2/07/10 ...............................   United States        1,700,000         1,719,601
       Pure Fishing Inc., Term Loan B, 6.77 - 7.12%, 9/30/10 ...................   United States        3,927,544         3,952,759
       True Temper Sports Inc., Term Loan, 6.53 - 8.75%, 3/15/11 ...............   United States        3,595,902         3,581,519
                                                                                                                     --------------
                                                                                                                          9,253,879
                                                                                                                     --------------
       RESTAURANTS 0.8%
       Arby's Restaurant Holdings LLC, Term Loan B, 6.11 - 6.493%, 7/25/12 .....   United States        7,830,375         7,886,660
    (c)Burger King Corp., Term Loan B, 5.50%, 6/30/12 ..........................   United States        2,000,000         2,023,214
       CKE Restaurants Inc., Term Loan, 6.00%, 5/01/10 .........................   United States        1,473,913         1,484,967
       Dominos Inc., Term Loan, 5.813%, 6/25/10 ................................   United States        2,900,715         2,951,680
       Jack In The Box Inc., Term Loan B, 5.37 - 5.75%, 1/08/11 ................   United States        3,930,000         3,968,074
                                                                                                                     --------------
                                                                                                                         18,314,595
                                                                                                                     --------------
       SEMICONDUCTORS 0.3%
       Fairchild Semiconductor Corp., Term Loan B-3, 5.438 - 5.813%,
        12/31/10 ...............................................................   United States        6,066,997         6,128,274
                                                                                                                     --------------
       SPECIALTY STORES 0.6%
       Pantry Inc., Term Loan, 6.34%, 3/12/11 ..................................   United States        7,065,359         7,160,035
       Travelcenters of America Inc., Term Loan, 5.62 - 5.77%, 12/01/11 ........   United States        7,000,000         7,083,125
                                                                                                                     --------------
                                                                                                                         14,243,160
                                                                                                                     --------------
       SPECIALTY TELECOMMUNICATIONS 2.5%
       D&E Communications Inc., Term Loan B, 5.84 - 7.75%, 12/31/11 ............   United States        3,978,484         4,013,296


70 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY    PRINCIPAL AMOUNT(d)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b)SENIOR FLOATING RATE INTERESTS (CONT.)
       Fairpoint Communications Inc.,
       (e)Revolver, 5.875 - 7.75%, 2/08/11 .....................................   United States        1,267,750    $    1,240,848
          Term Loan B, 6.063%, 2/08/11 .........................................   United States        8,200,000         8,293,275
       Iowa Telecommunications Services Inc., Term Loan B, 5.29 - 5.77%,
        11/23/11 ...............................................................   United States       12,750,000        12,895,427
       Madison River Capital LLC, Term Loan B, 6.59%, 7/31/12 ..................   United States        4,400,000         4,465,085
       NTELOS Inc., Term Loan B, 6.53%, 8/24/11 ................................   United States       10,619,750        10,712,673
       Valor Telecommunications Enterprises LLC,
        Term Loan, 5.77 - 5.831%, 2/24/12 ......................................   United States       15,950,000        16,166,457
                                                                                                                     --------------
                                                                                                                         57,787,061
                                                                                                                     --------------
       TOBACCO 0.1%
       Commonwealth Brands Inc., Term Loan, 7.125%, 8/28/07 ....................   United States        1,338,245         1,351,869
                                                                                                                     --------------
       TRUCKING 0.1%
       Transport Industries LP, Term Loan B, 6.563%, 9/30/11 ...................   United States        1,930,357         1,948,454
                                                                                                                     --------------
       WHOLESALE DISTRIBUTORS 0.3%
       Interline Brands,
          Term Loan B, 5.685%, 12/31/10 ........................................   United States        2,977,500         3,016,327
          Term Loan B2, 6.27%, 12/31/10 ........................................   United States        1,102,790         1,112,439
       Nebraska Book Co., Term Loan C, 6.70%, 3/04/11 ..........................   United States        1,970,000         1,977,604
                                                                                                                     --------------
                                                                                                                          6,106,370
                                                                                                                     --------------
       WIRELESS COMMUNICATIONS 1.5%
       AAT Communications Corp.,
          First Lien Term Loan, 5.61%, 7/27/12 .................................   United States        8,000,000         8,112,504
          Second Lien Term Loan, 6.61%, 7/29/13 ................................   United States        2,000,000         2,031,250
       Nextel Partners Inc., Term Loan D, 5.37%, 5/31/12 .......................   United States       10,282,258        10,371,714
       SBA Communications Corp., Term Loan, 6.19 - 8.00%, 10/31/08 .............   United States       14,466,145        14,616,014
                                                                                                                     --------------
                                                                                                                         35,131,482
                                                                                                                     --------------
        TOTAL SENIOR FLOATING RATE INTERESTS (COST $2,105,795,059) .............                                      2,117,112,148
                                                                                                                     --------------

                                                                                                   ---------------
                                                                                                   SHARES/WARRANTS
                                                                                                   ---------------
       COMMON STOCKS AND WARRANTS 0.2%
       COMMERCIAL PRINTING/FORMS 0.0%(g)
    (h)Vertis Holdings Inc., wts., 6/30/11 .....................................   United States           39,812                --
                                                                                                                     --------------
       STEEL 0.1%
    (h)Copperweld Holding Co., Escrow, B .......................................   United States            1,741         1,088,125
                                                                                                                     --------------
       WIRELESS COMMUNICATIONS 0.1%
    (h)First Avenue Networks Inc. ..............................................   United States          312,173         1,966,690
                                                                                                                     --------------
       TOTAL COMMON STOCKS AND WARRANTS (COST $1,088,125) ......................                                          3,054,815
                                                                                                                     --------------
       TOTAL LONG TERM INVESTMENTS (COST $2,113,883,184) .......................                                      2,127,481,963
                                                                                                                     --------------


                                                              Annual Report | 71

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY           SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       SHORT TERM INVESTMENT (COST $205,747,998) 8.8%
       MONEY FUND 8.8%
    (i)Franklin Institutional Fiduciary Trust Money Market Portfolio ...........   United States      205,747,998    $  205,747,998
                                                                                                                     --------------
       TOTAL INVESTMENTS (COST $2,319,631,182) 100.3% ..........................                                      2,333,229,961
       OTHER ASSETS, LESS LIABILITIES (0.3)% ...................................                                         (6,911,823)
                                                                                                                     --------------
       NET ASSETS 100.0% .......................................................                                     $2,326,318,138
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 96.

(a)   The coupon rate shown represents the rate at period end.

(b)   See Note 1(i) regarding senior floating rate interests.

(c) See Note 1(d) regarding securities purchased on a when-issued, delayed delivery or to-be-announced basis.

(d)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(e)   See Note 12 regarding unfunded loan commitments.

(f)   See Note 10 regarding defaulted securities.

(g)   Rounds to less than 0.05% of net assets.

(h)   Non-income producing.

(i) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

(j)   See Note 13 regarding other considerations.

(k)   See Note 14 regarding fund litigation.


72 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN LOW DURATION TOTAL RETURN FUND

                                                                                                               -----------------
                                                                                                                  YEAR ENDED
                                                                                                                  OCTOBER 31,
                                                                                                                    2005(c)
                                                                                                               -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................................................................   $        10.00
                                                                                                               -----------------
Income from investment operations:

 Net investment income .....................................................................................            0.263

 Net realized and unrealized gains (losses) ................................................................           (0.186)
                                                                                                               -----------------
Total from investment operations ...........................................................................            0.077
                                                                                                               -----------------
Less distributions from net investment income ..............................................................           (0.307)
                                                                                                               -----------------
Redemption fees ............................................................................................               --(d)
                                                                                                               =================
Net asset value, end of period .............................................................................   $         9.77
                                                                                                               =================

Total return(a) ............................................................................................             0.78%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................................................................   $       10,311

Ratios to average net assets:

 Expenses(b) ...............................................................................................             1.97%

 Expenses net of waiver and payments by affiliate and expense reduction(b) .................................             0.90%

 Net investment income(b) ..................................................................................             2.68%

Portfolio turnover rate ....................................................................................            79.69%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   Annualized.

(c) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(d)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 73

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN LOW DURATION TOTAL RETURN FUND                                        COUNTRY    PRINCIPAL AMOUNT(b)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       BONDS 13.6%
       CONSUMER DURABLES 2.9%
       Ford Motor Credit Co., 6.50%, 1/25/07 ...................................   United States          100,000    $       98,842
       General Motors Acceptance Corp.,
          6.75%, 1/15/06 .......................................................   United States           50,000            50,054
       (a)FRN, 1.995%, 5/18/06 .................................................   United States          150,000           149,147
                                                                                                                     --------------
                                                                                                                            298,043
                                                                                                                     --------------
       CONSUMER NON-DURABLES 1.0%
       Tyson Foods Inc., 7.25%, 10/01/06 .......................................   United States          100,000           102,076
                                                                                                                     --------------
       CONSUMER SERVICES 1.0%
    (a)Cox Communications Inc., FRN, 4.407%, 12/14/07 ..........................   United States          100,000           100,811
                                                                                                                     --------------
       FINANCE 3.1%
    (a)General Electric Capital Corp., FRN, 4.281%, 10/21/10 ...................   United States           18,000            18,014
       HSBC Finance Corp., 4.125%, 3/11/08 .....................................   United States          100,000            98,391
       Merrill Lynch & Co. Inc., 7.00%, 3/15/06 ................................   United States          100,000           100,833
    (a)Wells Fargo & Co., FRN, 3.874%, 3/10/08 .................................   United States          100,000           100,068
                                                                                                                     --------------
                                                                                                                            317,306
                                                                                                                     --------------
       NON-ENERGY MINERALS 1.0%
       Weyerhaeuser Co., 6.125%, 3/15/07 .......................................   United States          100,000           101,586
                                                                                                                     --------------
       PROCESS INDUSTRIES 0.7%
       Bunge Ltd. Finance Corp., 4.375%, 12/15/08 ..............................   United States           75,000            73,617
                                                                                                                     --------------
       UTILITIES 2.9%
       CenterPoint Energy Inc., senior note, B, 5.875%, 6/01/08 ................   United States          100,000           101,522
       FirstEnergy Corp., 5.50%, 11/15/06 ......................................   United States           50,000            50,302
       PSEG Funding Trust, 5.381%, 11/16/07 ....................................   United States           50,000            50,209
       Public Service Electric and Gas Co., 4.00%, 11/01/08 ....................   United States          100,000            97,429
                                                                                                                     --------------
                                                                                                                            299,462
                                                                                                                     --------------
       TRANSPORTATION 1.0%
       Union Pacific Corp., 6.70%, 12/01/06 ....................................   United States          100,000           101,940
                                                                                                                     --------------
       TOTAL BONDS (COST $1,406,088) ...........................................                                          1,394,841
                                                                                                                     --------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES 7.9%
       FINANCE 7.9%
    (a)Argent Securities Inc., 2003-W6, AV2, FRN, 4.408%, 1/25/34 ..............   United States           13,037            13,055
       Centex Home Equity, 2004-B, AF2, 2.375%, 12/25/21 .......................   United States            9,458             9,435
       Chase Funding Mortgage Loan Asset Backed Certicates, 2003-6, 1A3,
        3.34%, 5/25/26 .........................................................   United States          100,000            98,127
    (a)Countrywide Asset-Backed Certificates,
          2001-BC3, A, FRN, 4.278%, 12/25/31 ...................................   United States            9,114             9,122
          2002-3, 1A1, FRN, 4.408%, 5/25/32 ....................................   United States            1,795             1,798
       FNMA, G93-33, K, 7.00%, 9/25/23 .........................................   United States           28,088            29,198
    (a)First Franklin Mortgage Loan Asset Backed Certificates, 2004-FF8, A2B,
          FRN, 4.308%, 10/25/34 ................................................   United States           60,000            60,188


74 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN LOW DURATION TOTAL RETURN FUND                                        COUNTRY    PRINCIPAL AMOUNT(b)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES (CONT.)
       FINANCE (CONT.)
       New Century Home Equity Loan Trust,
          2003-5, AI3, 3.56%, 11/25/33 .........................................   United States           72,617    $       72,220
       (a)2004-2, A3, FRN, 4.288%, 8/25/34 .....................................   United States           45,806            45,839
       Popular ABS Mortgage Pass-Through Trust, 2004-4, AF3, 3.856%,
        9/25/34 ................................................................   United States          150,000           147,779
       Residential Asset Mortgage Products Inc., 2003-RS11, AI4, 4.257%,
        6/25/29 ................................................................   United States           50,000            49,732
       Residential Asset Securities Corp., 2004-KS4, AI2, 2.53%, 12/25/24 ......   United States           30,000            29,761
       Residential Funding Mortgage Securities I, 2003-HS3, AI2, 3.15%,
        7/25/18 ................................................................   United States           99,821            98,389
       Structured Asset Securities Corp., 2004-4XS, 1A4, 4.13%, 2/25/34 ........   United States           50,000            49,647
    (c)Susquehanna Auto Lease Trust, 2005-1, A3, 144A, 4.43%, 6/16/08 ..........   United States          100,000            99,563
                                                                                                                     --------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
        (COST $815,400) ........................................................                                            813,853
                                                                                                                     --------------
       MORTGAGE-BACKED SECURITIES 25.2%
    (a)FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 3.9%
       FHLMC, 4.306%, 10/01/33 .................................................   United States          206,080           203,554
       FHLMC, 4.353%, 12/01/34 .................................................   United States          199,007           196,545
                                                                                                                     --------------
                                                                                                                            400,099
                                                                                                                     --------------
    (a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 18.3%
       FNMA, 3.357%, 4/01/35 ...................................................   United States          149,087           146,488
       FNMA, 3.483%, 3/01/34 ...................................................   United States          101,858           101,051
       FNMA, 3.519%, 4/01/34 ...................................................   United States           79,651            76,624
       FNMA, 3.953%, 1/01/35 ...................................................   United States           71,749            70,936
       FNMA, 4.05%, 12/01/34 ...................................................   United States           72,260            71,420
       FNMA, 4.104%, 8/01/34 ...................................................   United States          105,316           106,047
       FNMA, 4.233%, 12/01/33 ..................................................   United States          160,351           158,779
       FNMA, 4.234%, 6/01/34 ...................................................   United States          112,270           109,958
       FNMA, 4.271%, 4/01/33 ...................................................   United States           71,646            71,169
       FNMA, 4.328%, 1/01/33 ...................................................   United States           73,891            73,256
       FNMA, 4.365%, 2/01/34 ...................................................   United States          122,184           120,797
       FNMA, 4.491%, 8/01/34 ...................................................   United States          185,688           182,797
       FNMA, 4.50%, 12/01/32 ...................................................   United States           28,681            28,666
       FNMA, 4.61%, 5/01/33 ....................................................   United States           87,772            87,745
       FNMA, 4.624%, 7/01/34 ...................................................   United States          114,693           113,930
    (d)FNMA, 4.924%, 3/01/33 ...................................................   United States          217,065           217,194
       FNMA, 5.298%, 11/01/32 ..................................................   United States          149,148           148,839
                                                                                                                     --------------
                                                                                                                          1,885,696
                                                                                                                     --------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 1.4%
       FNMA 30 Year, 9.00%, 12/01/20 ...........................................   United States          143,896           150,774
                                                                                                                     --------------


                                                              Annual Report | 75

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN LOW DURATION TOTAL RETURN FUND                                        COUNTRY   PRINCIPAL AMOUNT(b)      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    (a)GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 1.6%
       GNMA, 4.375%, 4/20/26 ...................................................   United States         61,639      $       61,934
       GNMA, 4.75%, 8/20/26 - 9/20/26 ..........................................   United States        100,411             102,033
                                                                                                                     --------------
                                                                                                                            163,967
                                                                                                                     --------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $2,627,861) ......................                                          2,600,536
                                                                                                                     --------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 45.1%
       FHLB,
         2.75%, 12/15/06 .......................................................   United States        200,000             196,067
         4.50%, 9/16/13 ........................................................   United States        350,000             341,511
       FHLMC,
         2.875%, 5/17/07 .......................................................   United States        450,000             438,811
         4.00%, 8/17/07 ........................................................   United States        300,000             297,065
       FNMA,
         3.25%, 1/15/08 ........................................................   United States        250,000             242,724
         4.25%, 9/15/07 ........................................................   United States        250,000             248,326
       U.S. Treasury Note,
         3.00%, 2/15/08 ........................................................   United States        600,000             582,024
         3.375%, 2/15/08 .......................................................   United States      1,600,000           1,564,750
         3.50%, 5/31/07 ........................................................   United States        550,000             542,804
         3.625%, 4/30/07 .......................................................   United States        200,000             197,836
                                                                                                                     --------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $4,714,162) ...........                                          4,651,918
                                                                                                                     --------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 3.7%
(a),(e)Government of Argentina, FRN, 3.01%, 8/03/12 ............................     Argentina           30,000              23,489
       Government of Canada, 3.00%, 12/01/05 ...................................      Canada             20,000 CAD          16,930
       Government of Indonesia, 14.00%, 6/15/09 ................................     Indonesia      475,000,000 IDR          47,436
       Government of Korea, 3.75%, 9/10/07 .....................................    South Korea      95,000,000 KRW          89,216
       Government of New Zealand, 8.00%, 11/15/06 ..............................    New Zealand          80,000 NZD          56,884
       Government of Norway, 6.75%, 1/15/07 ....................................      Norway             90,000 NOK          14,466
       Government of Poland, 8.50%, 11/12/06 ...................................      Poland            145,000 PLN          45,558
       Government of Singapore, 4.00%, 3/01/07 .................................     Singapore           20,000 SGD          12,058
       Government of Sweden, 3.50%, 4/20/06 ....................................      Sweden            175,000 SEK          22,162
       Government of Thailand, 8.00%, 12/08/06 .................................     Thailand         1,600,000 THB          40,949
       New South Wales Treasury Corp., 6.50%, 5/01/06 ..........................     Australia           20,000 AUD          15,036
                                                                                                                     --------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $389,776) ..........                                            384,184
                                                                                                                     --------------
       TOTAL LONG TERM INVESTMENTS (COST $9,953,287) ...........................                                          9,845,332
                                                                                                                     --------------


76 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN LOW DURATION TOTAL RETURN FUND                                        COUNTRY            SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
       SHORT TERM INVESTMENT (COST $586,639) 5.7%
       MONEY FUND 5.7%
    (f)Franklin Institutional Fiduciary Trust Money Market Portfolio ...........   United States          586,639    $      586,639
                                                                                                                     ---------------
       TOTAL INVESTMENTS (COST $10,539,926) 101.2% .............................                                         10,431,971
       OTHER ASSETS, LESS LIABILITIES (1.2)% ...................................                                           (121,312)
                                                                                                                     ---------------
       NET ASSETS 100.0% .......................................................                                     $   10,310,659
                                                                                                                     ===============

See Currency and Selected Porfolio Abbreviations on page 96.

(a)   The coupon rate shown represents the rate at period end.

(b)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust's Board of Trustees. At October 31, 2005, the value of these securities was $99,563, representing 0.96% of net assets.

(d)   See Note 1(d) regarding securities purchased on a to-be-announced basis.

(e) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(f) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 77

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN TOTAL RETURN FUND

                                                             -----------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
CLASS A                                                           2005          2004          2003         2002          2001
                                                             -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $   10.22     $   10.06     $    9.72    $    9.94     $    9.51
                                                             -----------------------------------------------------------------------
Income from investment operations:

 Net investment income ...................................       0.410         0.415         0.403        0.488(d)      0.610(d),(e)

 Net realized and unrealized gains (losses) ..............      (0.280)        0.226         0.458       (0.161)        0.490(e)
                                                             -----------------------------------------------------------------------
Total from investment operations .........................       0.130         0.641         0.861        0.327         1.100
                                                             -----------------------------------------------------------------------
Less distributions from net investment income ............      (0.440)       (0.481)       (0.521)      (0.547)       (0.670)
                                                             -----------------------------------------------------------------------
Redemption fees ..........................................          --(c)         --(c)         --           --            --
                                                             -----------------------------------------------------------------------
Net asset value, end of year .............................   $    9.91     $   10.22     $   10.06    $    9.72     $    9.94
                                                             =======================================================================

Total return(a) ..........................................        1.27%         6.63%         8.88%        3.44%        11.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $ 291,473     $ 208,943     $ 149,231    $  95,514     $  68,288

Ratios to average net assets:

 Expenses ................................................        1.04%         1.04%         1.02%        0.97%         0.99%

 Expenses net of waiver and payments
  by affiliate and expense reduction .....................        0.85%         0.80%         0.68%        0.68%         0.50%

 Net investment income ...................................        3.88%         3.90%         3.88%        5.02%         6.21%(e)

Portfolio turnover rate ..................................       58.81%       100.05%       195.15%      135.63%       181.85%

Portfolio turnover rate excluding mortgage dollar rolls(b)       51.26%        45.85%       110.73%       95.02%        94.04%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge.

(b)   See Note 1(h) regarding mortgage dollar rolls.

(c)   Amount is less than $0.001 per share.

(d)   Based on average daily shares outstanding.

(e) Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

        Net investment income per share ........................   $ (0.006)
        Net realized and unrealized gains (losses) per share ...      0.006
        Ratio of net investment income to average net assets ...      (0.07)%

        Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


78 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                             ------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
CLASS B                                                           2005          2004          2003         2002(d)
                                                             ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $   10.22     $   10.05     $    9.72    $    9.71
                                                             ------------------------------------------------------
Income from investment operations:

 Net investment income ...................................       0.356         0.366         0.392        0.295(e)

 Net realized and unrealized gains (losses) ..............      (0.266)        0.245         0.418        0.087
                                                             ------------------------------------------------------
Total from investment operations .........................       0.090         0.611         0.810        0.382
                                                             ------------------------------------------------------
Less distributions from net investment income ............      (0.400)       (0.441)       (0.480)      (0.372)
                                                             ------------------------------------------------------
Redemption fees ..........................................          --(c)         --(c)         --           --
                                                             ------------------------------------------------------
Net asset value, end of year .............................   $    9.91     $   10.22     $   10.05    $    9.72
                                                             ======================================================

Total return(a) ..........................................        0.87%         6.21%         8.44%        4.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $  21,366     $  19,387     $  13,797    $   4,084

Ratios to average net assets:

 Expenses ................................................        1.44%         1.44%         1.42%        1.36%(f)

 Expenses net of waiver and payments by affiliate
  and expense reduction ..................................        1.25%         1.20%         1.08%        1.07%(f)

 Net investment income ...................................        3.48%         3.50%         3.48%        4.63%(f)

Portfolio turnover rate ..................................       58.81%       100.05%       195.15%      135.63%

Portfolio turnover rate excluding mortgage dollar rolls(b)       51.26%        45.85%       110.73%       95.02%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   See Note 1(h) regarding mortgage dollar rolls.

(c)   Amount is less than $0.001 per share.

(d)   For the period March 1, 2002 (effective date) to October 31, 2002.

(e)   Based on average daily shares outstanding.

(f)   Annualized.


                         Annual Report | See notes to financial statements. | 79

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                             ------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
CLASS C                                                           2005          2004          2003         2002(d)
                                                             ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $   10.22     $   10.05     $    9.71    $    9.71
                                                             ------------------------------------------------------
Income from investment operations:

 Net investment income ...................................       0.364         0.363         0.392        0.292(e)

 Net realized and unrealized gains (losses) ..............      (0.275)        0.247         0.430        0.087
                                                             ------------------------------------------------------
Total from investment operations .........................       0.089         0.610         0.822        0.379
                                                             ------------------------------------------------------
Less distributions from net investment income ............      (0.399)       (0.440)       (0.482)      (0.379)
                                                             ------------------------------------------------------
Redemption fees ..........................................          --(c)         --(c)         --           --
                                                             ------------------------------------------------------
Net asset value, end of year .............................   $    9.91     $   10.22     $   10.05    $    9.71
                                                             ======================================================

Total return(a) ..........................................        0.86%         6.31%         8.47%        3.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $  34,751     $  22,202     $  15,807    $   4,466

Ratios to average net assets:

 Expenses ................................................        1.44%         1.44%         1.42%        1.36%(f)

 Expenses net of waiver and payments by affiliate
  and expense reduction ..................................        1.25%         1.20%         1.08%        1.07%(f)

 Net investment income ...................................        3.48%         3.50%         3.48%        4.63%(f)

Portfolio turnover rate ..................................       58.81%       100.05%       195.15%      135.63%

Portfolio turnover rate excluding mortgage dollar rolls(b)       51.26%        45.85%       110.73%       95.02%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   See Note 1(h) regarding mortgage dollar rolls.

(c)   Amount is less than $0.001 per share.

(d)   For the period March 1, 2002 (effective date) to October 31, 2002.

(e)   Based on average daily shares outstanding.

(f)   Annualized.


80 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                             ------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
CLASS R                                                           2005          2004          2003         2002(d)
                                                             ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $   10.22     $   10.05     $    9.72    $    9.66
                                                             ------------------------------------------------------
Income from investment operations:

 Net investment income ...................................       0.389         0.376         0.398        0.385(e)

 Net realized and unrealized gains (losses) ..............      (0.284)        0.250         0.428        0.104
                                                             ------------------------------------------------------
Total from investment operations .........................       0.105         0.626         0.826        0.489
                                                             ------------------------------------------------------
Less distributions from net investment income ............      (0.415)       (0.456)       (0.496)      (0.429)
                                                             ------------------------------------------------------
Redemption fees ..........................................          --(c)         --(c)         --           --
                                                             ------------------------------------------------------
Net asset value, end of year .............................   $    9.91     $   10.22     $   10.05    $    9.72
                                                             ======================================================

Total return(a) ..........................................        1.01%         6.37%         8.61%        5.16%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $  21,647     $   9,083     $   7,302    $   1,869

Ratios to average net assets:

 Expenses ................................................        1.29%         1.29%         1.27%        1.22%(f)

 Expenses net of waiver and payments by affiliate
   and expense reduction .................................        1.10%         1.05%         0.93%        0.93%(f)

 Net investment income ...................................        3.63%         3.65%         3.63%        4.78%(f)

Portfolio turnover rate ..................................       58.81%       100.05%       195.15%      135.63%

Portfolio turnover rate excluding mortgage dollar rolls(b)       51.26%        45.85%       110.73%       95.02%

(a) Total return does not reflect or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   See Note 1(h) regarding mortgage dollar rolls.

(c)   Amount is less than $0.001 per share.

(d)   For the period January 2, 2002 (effective date) to October 31, 2002.

(e)   Based on average daily shares outstanding.

(f)   Annualized.


                         Annual Report | See notes to financial statements. | 81

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                             -----------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                     2005          2004          2003         2002          2001
                                                             -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $   10.24     $   10.07     $    9.73    $    9.96     $    9.52
                                                             -----------------------------------------------------------------------
Income from investment operations:

 Net investment income ...................................       0.436         0.426         0.417        0.513(c)      0.630(c),(d)

 Net realized and unrealized gains (losses) ..............      (0.289)        0.251         0.470       (0.170)        0.500(d)
                                                             -----------------------------------------------------------------------
Total from investment operations .........................       0.147         0.677         0.887        0.343         1.130
                                                             -----------------------------------------------------------------------
Less distributions from net investment income ............      (0.467)       (0.507)       (0.547)      (0.573)       (0.690)
                                                             -----------------------------------------------------------------------
Redemption fees ..........................................          --(b)         --(b)         --           --            --
                                                             -----------------------------------------------------------------------
Net asset value, end of year .............................   $    9.92     $   10.24     $   10.07    $    9.73     $    9.96
                                                             =======================================================================

Total return .............................................        1.43%         7.00%         9.15%        3.61%        12.24%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $ 178,792     $ 146,053     $ 133,432    $ 134,285     $  23,324

Ratios to average net assets:

 Expenses ................................................        0.79%         0.79%         0.77%        0.72%         0.74%

 Expenses net of waiver and payments
  by affiliate and expense reduction .....................        0.60%         0.55%         0.43%        0.43%         0.25%

 Net investment income ...................................        4.13%         4.15%         4.13%        5.27%         6.50%(d)

Portfolio turnover rate ..................................       58.81%       100.05%       195.15%      135.63%       181.85%

Portfolio turnover rate excluding mortgage dollar
 rolls(a) ................................................       51.26%        45.85%       110.73%       95.02%        94.04%

(a)   See Note 1(h) regarding mortgage dollar rolls.

(b)   Amount is less than $0.001 per share.

(c)   Based on average daily shares outstanding.

(d) Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

         Net investment income per share ............................  $(0.006)
         Net realized and unrealized gains (losses) per share .......    0.006
         Ratio of net investment income to average net assets .......    (0.07)%

         Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


82 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                  COUNTRY     PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       BONDS 23.7%
       COMMERCIAL SERVICES 0.2%
       JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ............  United States         200,000       $      199,000
       Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ...................  United States         200,000              208,500
    (b)R. R. Donnelley & Sons Co., 144A, 5.50%, 5/15/15 ......................  United States       1,000,000              970,065
                                                                                                                    --------------
                                                                                                                         1,377,565
                                                                                                                    --------------
       COMMUNICATIONS 2.1%
       AT&T Wireless Services Inc., senior note, 8.125%, 5/01/12 .............  United States         400,000              460,603
       Dobson Cellular Systems Inc., senior secured note, 9.875%,
        11/01/12 .............................................................  United States         300,000              325,500
       Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
        10.375% thereafter, 11/15/12 .........................................  United Kingdom        200,000              164,500
    (b)Intelsat Bermuda Ltd., senior note, 144A, 8.25%, 1/15/13 ..............     Bermuda            300,000              300,750
       MCI Inc., senior note,
          7.688%, 5/01/09 ....................................................  United States         110,000              114,262
          8.735%, 5/01/14 ....................................................  United States          95,000              105,450
       Millicom International Cellular SA, senior note, 10.00%, 12/01/13 .....    Luxembourg          300,000              310,500
       Nextel Communications Inc., senior note, D, 7.375%, 8/01/15 ...........  United States         300,000              317,796
       Qwest Communications International Inc., senior note, 8.00%,
        2/15/14 ..............................................................  United States         400,000              385,000
       Rogers Wireless Communications Inc., senior secured note, 7.25%,
        12/15/12 .............................................................      Canada            300,000              316,500
       Sprint Capital Corp., 7.125%, 1/30/06 .................................  United States         500,000              502,964
       Telecom Italia Capital, 4.95%, 9/30/14 ................................    Luxembourg        1,000,000              959,600
       Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14 ........  United States         200,000              201,000
       Verizon New York Inc.,
          7.375%, 4/01/32 ....................................................  United States       1,000,000            1,020,458
          senior deb., A, 6.875%, 4/01/12 ....................................  United States       4,700,000            4,869,407
       Verizon VA Inc., 4.625%, 3/15/13 ......................................  United States       1,000,000              931,209
                                                                                                                    --------------
                                                                                                                        11,285,499
                                                                                                                    --------------
       CONSUMER DURABLES 2.2%
       D.R. Horton Inc., senior note, 8.50%, 4/15/12 .........................  United States         300,000              323,284
       Ford Motor Co., 7.45%, 7/16/31 ........................................  United States         500,000              370,000
       Ford Motor Credit Co.,
          7.00%, 10/01/13 ....................................................  United States       1,000,000              916,610
          senior note, 7.25%, 10/25/11 .......................................  United States       1,000,000              933,084
       General Motors Acceptance Corp.,
          6.75%, 1/15/06 .....................................................  United States       2,700,000            2,702,892
          6.875%, 8/28/12 ....................................................  United States       1,000,000              964,587
       (c)FRN, 4.677%, 5/18/06 ...............................................  United States       5,400,000            5,369,301
       Simmons Co., senior sub. note, 7.875%, 1/15/14 ........................  United States         200,000              177,500
       William Lyon Homes Inc., senior note, 7.625%, 12/15/12 ................  United States         200,000              179,000
                                                                                                                    --------------
                                                                                                                        11,936,258
                                                                                                                    --------------
       CONSUMER NON-DURABLES 0.7%
       The Clorox Co., 4.20%, 1/15/10 ........................................  United States       1,000,000              974,581
    (b)Miller Brewing Co., 144A, 5.50%, 8/15/13 ..............................  United States       1,000,000            1,009,576


                                                              Annual Report | 83

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                  COUNTRY     PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       CONSUMER NON-DURABLES (CONT.)
       Smithfield Foods Inc., senior note,
          7.00%, 8/01/11 .....................................................  United States         100,000       $      102,000
          7.75%, 5/15/13 .....................................................  United States         100,000              105,750
       Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ...............  United States         300,000              260,625
       Tyson Foods Inc., senior note, 8.25%, 10/01/11 ........................  United States       1,000,000            1,128,867
                                                                                                                    --------------
                                                                                                                         3,581,399
                                                                                                                    --------------
       CONSUMER SERVICES 2.6%
    (d)Adelphia Communications Corp., senior note, 10.875%, 10/01/10 .........  United States         100,000               65,500
       Advanstar Communications Inc., senior secured note, 10.75%,
        8/15/10 ..............................................................  United States         200,000              222,500
       AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12 .............  United States         200,000              192,000
       Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 ...................  United States         200,000              198,250
    (b)BSKYB Finance UK Ltd., 144A, 6.50%, 10/15/35 ..........................  United Kingdom      1,000,000              985,684
       Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 .............  United States         300,000              288,000
       Caesars Entertainment Inc., senior sub. note, 8.125%, 5/15/11 .........  United States         200,000              219,500
    (b)CCH I LLC, senior secured note. 144A, 11.00%, 10/01/15 ................  United States         100,000               91,000
       Cendant Corp., senior note, 7.375%, 1/15/13 ...........................  United States       1,000,000            1,094,378
       Charter Communications Holdings II LLC, senior note,
        10.25%, 9/15/10 ......................................................  United States         300,000              302,250
       Comcast Corp., 5.65%, 6/15/35 .........................................  United States       1,000,000              897,228
    (b)Cox Enterprises, 144A, 4.375%, 5/01/08 ................................  United States         500,000              488,925
       Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 .................  United States         300,000              332,250
       DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ....................  United States         131,000              142,463
       EchoStar DBS Corp., senior note, 6.375%, 10/01/11 .....................  United States         200,000              195,500
       Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 ................  United States         200,000              198,500
       Harrah's Operating Co. Inc., senior note, 5.50%, 7/01/10 ..............  United States       1,000,000              994,046
       Interactive Corp.,
          senior note, 6.75%, 11/15/05 .......................................  United States       1,000,000            1,000,525
          7.00%, 1/15/13 .....................................................  United States       1,000,000            1,026,330
       Liberty Media Corp.,
          3.50%, 9/25/06 .....................................................  United States       1,500,000            1,490,754
          senior note, 5.70%, 5/15/13 ........................................  United States         300,000              272,133
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ................  United States         300,000              285,750
    (b)MGM Mirage Inc., senior note, 144A, 6.625%, 7/15/15 ..................   United States         300,000              292,500
       News America Inc., 7.25%, 5/18/18 .....................................  United States       1,000,000            1,108,827
       Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ........  United States         200,000              205,750
       Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06,
        13.75% thereafter, 7/15/11 ...........................................      Canada            200,000              204,500
       Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 .............  United States         300,000              313,500
       Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ...............  United States         300,000              303,750
       Time Warner Inc., senior note, 6.875%, 5/01/12 ........................  United States       1,000,000            1,071,763
                                                                                                                    --------------
                                                                                                                        14,484,056
                                                                                                                    --------------
       ELECTRONIC TECHNOLOGY 0.3%
       Flextronics International Ltd., senior sub. note,
          6.50%, 5/15/13 .....................................................    Singapore           100,000              100,750
          6.25%, 11/15/14 ....................................................    Singapore           200,000              195,000
       Goodrich Corp., senior note, 7.50%, 4/15/08 ...........................  United States       1,000,000            1,050,534


84 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                  COUNTRY     PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       ELECTRONIC TECHNOLOGY (CONT.)
       L-3 Communications Corp., senior sub. note, 6.125%, 1/15/14 ...........  United States         200,000       $      196,500
       Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13 ...................  United States         100,000               94,000
       Xerox Corp., senior note, 7.125%, 6/15/10 .............................  United States         200,000              209,000
                                                                                                                    --------------
                                                                                                                         1,845,784
                                                                                                                    --------------
       ENERGY MINERALS 1.5%
       Amerada Hess Corp., 7.125%, 3/15/33 ...................................  United States       1,000,000            1,108,969
       Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 ..................  United States         200,000              195,000
       Kerr McGee Corp., 6.95%, 7/01/24 ......................................  United States       1,000,000            1,028,594
    (b)LG-Caltex Oil Corp., 144A, 5.50%, 8/25/14 .............................   South Korea        1,000,000              995,158
       Marathon Oil Corp., 5.375%, 6/01/07 ...................................  United States       1,000,000            1,007,718
    (b)Markwest Energy Partners LP, senior note, 144A, 6.875%,
        11/01/14 .............................................................  United States         200,000              193,000
       Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 .................  United States         200,000              207,500
    (b)Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 ...........  United States       1,000,000              988,573
       Plains Exploration & Production Co., senior note, 7.125%,
        6/15/14 ..............................................................  United States         200,000              208,500
    (b)Pogo Producing Co., senior sub. note, 144A, 6.875%, 10/01/17 ..........  United States         100,000               99,500
    (b)Ras Laffan Liquified Natural Gas Co. Ltd., 144A, 3.437%,
        9/15/09 ..............................................................      Qatar             596,000              574,651
       XTO Energy Inc., 5.30%, 6/30/15 .......................................  United States       1,750,000            1,732,126
                                                                                                                    --------------
                                                                                                                         8,339,289
                                                                                                                    --------------
       FINANCE 6.1%
       Bank of America Corp.,
          5.125%, 11/15/14 ...................................................  United States       1,000,000              996,862
          senior sub. note, 5.25%, 12/01/15 ..................................  United States       1,000,000              994,739
       Bear Stearns Cos. Inc., B, 4.55%, 6/23/10 .............................  United States       1,000,000              978,452
       Charles Schwab Corp., senior note, 8.05%, 3/01/10 .....................  United States         750,000              820,122
       CIT Group Inc., 5.50%, 11/30/07 .......................................  United States       1,000,000            1,012,945
       Citigroup Inc., 5.00%, 9/15/14 ........................................  United States       1,000,000              981,020
       CNA Financial Corp.,
          6.45%, 1/15/08 .....................................................  United States         500,000              513,362
          6.75%, 11/15/06 ....................................................  United States         375,000              381,079
       Colonial Realty LP, 5.50%, 10/01/15 ...................................  United States       1,735,000            1,681,376
       General Electric Capital Corp.,
          5.45%, 1/15/13 .....................................................  United States       1,500,000            1,529,379
       (c)FRN, 4.281%, 10/21/10 ..............................................  United States       1,500,000            1,501,179
    (b)Glencore Funding LLC, 144A, 6.00%, 4/15/14 ............................   Switzerland          700,000              645,829
       Goldman Sachs Group Inc., 5.125%, 1/15/15 .............................  United States       1,000,000              977,093
       Hertz Corp., 4.70%, 10/02/06 ..........................................  United States       2,000,000            1,995,240
    (b)Highmark Inc., 144A, 6.80%, 8/15/13 ...................................  United States       1,000,000            1,074,742
       Household Finance Corp., 6.375%, 10/15/11 .............................  United States       2,000,000            2,115,394
       International Lease Finance Corp., 5.75%, 2/15/07 .....................  United States       1,200,000            1,209,827
       iStar Financial Inc., senior note, 6.00%, 12/15/10 ....................  United States       1,500,000            1,519,081
       JPMorgan Chase & Co., sub. note, 5.75%, 1/02/13 .......................  United States       1,000,000            1,028,737
    (b)Lazard Group LLC, 144A, 7.125%, 5/15/15 ...............................  United States       1,500,000            1,463,064
       Merrill Lynch & Co. Inc., 5.00%, 1/15/15 ..............................  United States       1,000,000              976,376
       Morgan Stanley, sub. note, 4.75%, 4/01/14 .............................  United States       1,500,000            1,417,416


                                                              Annual Report | 85

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                  COUNTRY     PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       FINANCE (CONT.)
       National Rural Utility Finance, 7.25%, 3/01/12 ........................  United States         250,000       $      277,964
    (b)Nationwide Mutual Insurance, 144A, 8.25%, 12/01/31 ....................  United States       1,200,000            1,473,466
       Paine Webber Group Inc., senior note, 6.55%, 4/15/08 ..................  United States         150,000              156,405
       Societe Generale-New York, sub. note, 7.40%, 6/01/06 ..................  United States         300,000              304,676
    (b)Standard Chartered Bank, 144A, 8.00%, 5/30/31 .........................  United Kingdom      1,000,000            1,276,197
       Washington Mutual Bank, 5.65%, 8/15/14 ................................  United States         900,000              908,548
       Washington Mutual Financial Corp., 6.875%, 5/15/11 ....................  United States       2,155,000            2,338,505
       Wells Fargo & Co., 3.125%, 4/01/09 ....................................  United States         900,000              850,350
                                                                                                                    --------------
                                                                                                                        33,399,425
                                                                                                                    --------------
       HEALTH SERVICES 0.6%
       DaVita Inc., senior sub. note, 7.25%, 3/15/15 .........................  United States         200,000              203,000
       EOP Operating LP, 4.75%, 3/15/14 ......................................  United States       2,000,000            1,891,652
       Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ..............     Germany            300,000              311,250
       Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 .................  United States         300,000              263,250
       United Surgical Partners International Inc., senior sub. note, 10.00%,
        12/15/11 .............................................................  United States         200,000              217,000
       Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
        10/01/14 .............................................................  United States         200,000              209,500
                                                                                                                    --------------
                                                                                                                         3,095,652
                                                                                                                    --------------
       HEALTH TECHNOLOGY 0.2%
       Wyeth, senior note, 6.50%, 2/01/34 ....................................  United States       1,000,000            1,091,397
                                                                                                                    --------------
       INDUSTRIAL SERVICES 0.2%
       Allied Waste North America Inc., senior secured note,
          6.50%, 11/15/10 ....................................................  United States         200,000              195,000
          B, 5.75%, 2/15/11 ..................................................  United States         100,000               93,750
    (b)Grant Prideco Inc., senior note, 144A, 6.125%, 8/15/15 ................  United States         100,000              100,750
       Hanover Equipment Trust 01, senior secured note, B, 8.75%,
        9/01/11 ..............................................................  United States         200,000              213,000
       Waste Management Inc., 6.50%, 11/15/08 ................................  United States         500,000              519,538
                                                                                                                    --------------
                                                                                                                         1,122,038
                                                                                                                    --------------
       NON-ENERGY MINERALS 0.1%
    (b)Novelis Inc., senior note, 144A, 7.25%, 2/15/15 .......................      Canada            300,000              275,250
       Phelps Dodge Corp., senior note, 8.75%, 6/01/11 .......................  United States         500,000              577,157
                                                                                                                    --------------
                                                                                                                           852,407
                                                                                                                    --------------
       PROCESS INDUSTRIES 1.5%
       Abitibi-Consolidated Inc., senior note, 8.375%, 4/01/15 ...............      Canada            300,000              277,500
       Albemarle Corp., 5.10%, 2/01/15 .......................................  United States         150,000              144,370
       BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 .........  United States         300,000              331,500
       Bunge Ltd., Finance Corp., senior note, 5.875%, 5/15/13 ...............  United States       1,500,000            1,544,417
       Crown European Holdings SA, senior secured note, 10.875%,
        3/01/13 ..............................................................      France            200,000              235,500
       Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 ...................  United States         200,000              221,500
       Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13 ..................  United States         300,000              271,500
       JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 .....................     Ireland            300,000              241,500


86 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                  COUNTRY     PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       PROCESS INDUSTRIES (CONT.)
       Nalco Co., senior sub. note, 8.875%, 11/15/13 .........................  United States         300,000       $      307,875
       Owens-Brockway Glass Container Inc., senior note, 6.75%,
        12/01/14 .............................................................  United States         200,000              189,000
       Rhodia SA, senior note, 10.25%, 6/01/10 ...............................      France            300,000              321,000
       RPM International Inc., 6.25%, 12/15/13 ...............................  United States       1,000,000              989,597
    (b)RPM UK GP, 144A, 6.70%, 11/01/15 ......................................  United States       1,000,000              999,592
       Weyerhaeuser Co., 6.75%, 3/15/12 ......................................  United States       1,000,000            1,060,267
    (b)Yara International ASA, note, 144A, 5.25%, 12/15/14 ...................      Norway          1,000,000              965,939
                                                                                                                    --------------
                                                                                                                         8,101,057
                                                                                                                    --------------
       PRODUCER MANUFACTURING 1.3%
       Case New Holland Inc., senior note, 9.25%, 8/01/11 ....................  United States         300,000              317,250
       Cleveland Electric Illuminating Co., senior note, 5.65%,
        12/15/13 .............................................................  United States       1,000,000            1,002,897
    (b)Commercial Vehicle Group Inc., senior note, 144A, 8.00%,
        7/01/13 ..............................................................  United States         200,000              197,000
       Cooper Industries Ltd., 5.25%, 7/01/07 ................................  United States       1,000,000            1,005,579
       Hubbell Inc., 6.375%, 5/15/12 .........................................  United States       1,000,000            1,068,287
    (b)Hutchison Whampoa International Ltd., senior note, 144A,
          6.25%, 1/24/14 .....................................................    Hong Kong         1,000,000            1,037,667
          7.45%, 11/24/33 ....................................................    Hong Kong         1,000,000            1,114,124
    (b)Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ......................  United Kingdom        300,000              289,500
       Fimep SA, senior note, 10.50%, 2/15/13 ................................      France            200,000              227,500
       Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 ...........  United States         100,000               86,000
    (b)Nell AF Sarl, senior note, 144A 8.375%, 8/15/15 .......................    Luxembourg          200,000              193,000
       Nortek Inc., senior sub. note, 8.50%, 9/01/14 .........................  United States         300,000              288,000
       TRW Automotive Inc., senior note, 9.375%, 2/15/13 .....................  United States         400,000              432,000
                                                                                                                    --------------
                                                                                                                         7,258,804
                                                                                                                    --------------
       REAL ESTATE DEVELOPMENT 0.0%(e)
       Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ............  United States         200,000              210,000
                                                                                                                    --------------
       REAL ESTATE INVESTMENT TRUST 0.1%
       Host Marriott LP, senior note, 7.125%, 11/01/13 .......................  United States         300,000              305,625
                                                                                                                    --------------
       RETAIL TRADE 0.6%
    (b)GSC Holdings Corp., 144A, 8.00%, 10/01/12 .............................  United States         200,000              195,500
       Kroger Co., senior note, 7.65%, 4/15/07 ...............................  United States         500,000              516,723
       Limited Brands Inc., 5.25%, 11/01/14 ..................................  United States       1,000,000              916,821
       Office Depot Inc., senior note, 6.25%, 8/15/13 ........................  United States       1,000,000            1,013,606
       Rite Aid Corp.,
          senior secured note, 8.125%, 5/01/10 ...............................  United States         100,000              100,500
          senior note, 9.25%, 6/01/13 ........................................  United States         100,000               93,500
                                                                                                                    --------------
                                                                                                                         2,836,650
                                                                                                                    --------------
       TECHNOLOGY SERVICES 0.1%
    (b)SunGard Data Systems Inc.,
          senior note, 144A, 9.125%, 8/15/13 .................................  United States         100,000              102,000
          senior sub. note, 144A, 10.25%, 8/15/15 ............................  United States         100,000               99,625


                                                              Annual Report | 87

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                  COUNTRY     PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       TECHNOLOGY SERVICES (CONT.)
       UGS Corp., senior sub. note, 10.00%, 6/01/12 ..........................  United States         200,000       $      219,500
                                                                                                                    --------------
                                                                                                                           421,125
                                                                                                                    --------------
       TRANSPORTATION 0.6%
       CSX Corp., 7.45%, 5/06/07 .............................................  United States       1,000,000            1,037,243
       Delta Air Lines Inc., senior note, 6.718%, 7/02/24 ....................  United States         830,759              834,255
       Union Pacific Corp., 3.625%, 6/01/10 ..................................  United States       1,500,000            1,408,443
                                                                                                                    --------------
                                                                                                                         3,279,941
                                                                                                                    --------------
       UTILITIES 2.7%
    (b)Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 .................  United States         300,000              333,000
       Utilicorp United Inc., senior note, 8.27%, 11/15/21 ...................  United States         200,000              204,000
    (b)Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 ..............  United States         400,000              282,000
       Centerpoint Energy Inc., senior note, 6.85%, 6/01/15 ..................  United States       1,000,000            1,073,688
       Consumers Energy Co., 4.80%, 2/17/09 ..................................  United States       1,000,000              989,698
       Dominion Resources Inc., senior note, 5.15%, 7/15/15 ..................  United States       1,000,000              960,513
       DPL Inc., senior note, 6.875%, 9/01/11 ................................  United States       1,079,000            1,149,135
    (b)Dynegy Holdings Inc., senior secured note, 144A, 10.125%,
        7/15/13 ..............................................................  United States         300,000              331,500
       East Coast Power LLC, 6.737%, 3/31/08 .................................  United States          36,847               37,300
       El Paso Corp., senior note, 7.875%, 6/15/12 ...........................  United States         200,000              205,000
       El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 ..............  United States         200,000              210,885
       FirstEnergy Corp., senior note, 7.375%, 11/15/31 ......................  United States         500,000              571,144
       MidAmerican Energy Holding Co., senior note, 3.50%, 5/15/08 ...........  United States       1,000,000              962,088
       Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 ...........  United States         200,000              220,000
       Northeast Generation Co., senior note, 8.812%, 10/15/26 ...............  United States         400,000              437,640
       Pacific Gas & Electric Co., first mortgage, 4.20%, 3/01/11 ............  United States       1,000,000              952,937
       PSEG Funding Trust, 5.381%, 11/16/07 ..................................  United States       2,000,000            2,008,356
    (b)Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14 ..................  United States         200,000              215,000
       Texas New Mexico Power Co., senior note, 6.125%, 6/01/08 ..............  United States       1,000,000            1,012,638
       TXU Corp.,
          5.55%, 11/15/14 ....................................................  United States       1,600,000            1,478,752
          senior note, 6.55%, 11/15/34 .......................................  United States       1,000,000              893,768
       Westar Energy Inc., 6.00%, 7/01/14 ....................................  United States         500,000              522,815
                                                                                                                    --------------
                                                                                                                        15,051,857
                                                                                                                    --------------
       TOTAL BONDS (COST $129,149,686) .......................................                                         129,875,828
                                                                                                                    --------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES 20.7%
       FINANCE 20.7%
    (c)AFC Home Equity Loan Trust, 1997-4, 2A2, FRN, 4.278%,
        12/22/27 .............................................................  United States         515,172              515,667
    (c)Amortizing Residential Collateral Trust, 2002-BC1, M1, FRN, 4.888%,
        1/25/32 ..............................................................  United States         719,741              722,018
       Chase Funding Mortgage Loan Asset-Backed Certificates, 2003-1,
        1A4, 4.119%, 2/25/29 .................................................  United States         789,925              786,287


88 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                  COUNTRY     PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES (CONT.)
       FINANCE (CONT.)
       Countrywide Asset-Backed Certificates,
          2004-7, AF4, 4.774%, 8/25/32 .......................................  United States         917,000       $      911,959
          2004-9, AF4, 4.649%, 10/25/32 ......................................  United States       2,950,000            2,876,181
          2004-12, AF6, 4.634%, 3/25/35 ......................................  United States       2,000,000            1,925,819
          2004-13, AF6, 4.581%, 4/25/35 ......................................  United States      13,700,000           13,060,159
          2005-12, 2A5, 5.245%, 1/25/36 ......................................  United States       4,400,000            4,319,754
(b),(c)Ensec Home Finance Pool Ltd., 2005-R1A, note, 144A, FRN,
        4.17%, 5/15/14 .......................................................  United States       3,500,000            3,507,245
       Equity One ABS Inc., 2004-1, AF6, 4.205%, 4/25/34 .....................  United States       4,750,000            4,543,230
       FNMA, G93-33, K, 7.00%, 9/25/23 .......................................  United States       1,966,193            2,043,871
    (c)First Franklin Mortgage Loan Asset-Backed Certificates, 2004-FF8,
        A2B, FRN, 4.308%, 10/25/34 ...........................................  United States       4,736,000            4,750,837
       GE Capital Commercial Mortgage Corp., 2003-CI, A4, 4.819%,
        1/10/38 ..............................................................  United States       1,578,354            1,538,415
       GMAC Mortgage Corp. Loan Trust,
          2004-HE2, A2, 2.88%, 10/25/33 ......................................  United States       1,554,314            1,530,372
          2004-HE5, A6, 4.388%, 9/25/34 ......................................  United States       6,600,000            6,389,189
       Green Tree Financial Corp., 1999-2, M1, 6.80%, 12/01/30 ...............  United States         400,000              128,612
       Greenwich Capital Commercial Funding Corp., 2004-GG1, A7,
        5.317%, 6/10/36 ......................................................  United States      11,680,000           11,709,471
       JP Morgan Chase Commercial Mortgage Sec Corp.,
       (c)2004-CB9, A4, FRN, 5.380%, 6/12/41 .................................  United States      11,324,540           11,488,034
          2004-LN2, A2, 5.115%, 7/15/41 ......................................  United States         697,106              688,113
    (b)Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24 ..............  United States         400,792              399,535
    (b)Legacy Benefits Insurance Settlements LLC, 2004-1, A, 144A,
        5.35%, 2/10/39 .......................................................  United States       2,687,019            2,535,243
    (c)Long Beach Mortgage Loan Trust, 2003-4, AV3, FRN, 4.378%,
        8/25/33 ..............................................................  United States         317,520              317,862
    (b)Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%,
        4/15/11 ..............................................................  United States         409,899              407,126
    (c)Morgan Stanley Capital I, 2004-IQ7, A4, FRN, 5.433%, 6/15/38 ..........  United States       6,900,000            6,991,733
       New Century Home Equity Loan Trust,
          2003-5, AI3, 3.56%, 11/25/33 .......................................  United States         145,234              144,440
       (c)2004-2, A3, FRN, 4.288%, 8/25/34 ...................................  United States       2,408,073            2,409,842
       Popular ABS Mortgage Pass-Through Trust, 2005-3, AF6, 4.759%,
        7/25/35 ..............................................................  United States       2,000,000            1,943,023
       Residential Funding Mortgage Securities II, 2003-RS5, AI3, 2.59%,
        10/25/28 .............................................................  United States          91,223               90,988
       Residential Asset Securities Corp.,
          1999-KS4, AI4, 7.22%, 6/25/28 ......................................  United States         587,914              591,793
       (c)2000-KS2, AII, FRN, 4.538%, 3/25/30 ................................  United States       1,530,965            1,532,289
          2001-KS2, AI5, 7.014%, 6/25/31 .....................................  United States          23,167               23,456
       (c)2002-KS2, AIIB, FRN, 4.308%, 4/25/32 ...............................  United States         164,436              164,648
          2003-KS10C1, AI2, 2.71%, 5/25/26 ...................................  United States         963,948              961,646
          2004-KS1, AI4, 4.213%, 4/25/32 .....................................  United States       2,000,000            1,974,309
       Residential Funding Mortgage Securities II, 2005-HI1, A4, 4.70%,
        8/25/34 ..............................................................  United States       5,500,000            5,370,304
    (c)Securitized Asset-Backed Receivables LLC, 2004-OP1, M1, FRN,
        4.548%, 2/25/34 ......................................................  United States       1,000,000            1,002,789


                                                              Annual Report | 89

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                  COUNTRY     PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES (CONT.)
       FINANCE (CONT.)
       Structured Asset Securities Corp.,
          2002-1A, 2A1, 4.761%, 2/25/32 ......................................  United States         515,609       $      516,132
          2004-4XS, 1A4, 4.13%, 2/25/34 ......................................  United States       2,750,000            2,730,571
    (b)Susquehanna Auto Lease Trust, 2005-1,
          A2, 144A, 4.08%, 7/16/07 ...........................................  United States         700,000              697,812
          A3, 144A, 4.43%, 6/16/08 ...........................................  United States       7,300,000            7,268,062
       Wells Fargo Home Equity Trust, 2004-2, AI5, 4.89%, 11/25/28 ...........  United States       2,200,000            2,165,785
                                                                                                                    --------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
         SECURITIES (COST $116,429,719) ......................................                                         113,674,621
                                                                                                                    --------------
       MORTGAGE-BACKED SECURITIES 19.9%
    (c)FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 2.5%
       FHLMC, 4.751%, 9/01/32 ................................................  United States       6,256,572            6,261,462
       FHLMC, 5.049%, 9/01/27 ................................................  United States         255,127              262,173
       FHLMC, 5.258%, 4/01/32 ................................................  United States       5,678,927            5,815,630
       FHLMC, 5.357%, 4/01/30 ................................................  United States       1,246,010            1,286,311
       FHLMC, 6.419%, 3/01/25 ................................................  United States         202,304              210,461
                                                                                                                    --------------
                                                                                                                        13,836,037
                                                                                                                    --------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 6.6%
       FHLMC Gold 15 Year, 4.50%, 10/01/18 - 1/01/19 .........................  United States       5,671,885            5,497,464
       FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18 .........................  United States       1,230,232            1,215,004
       FHLMC Gold 15 Year, 6.00%, 2/01/17 ....................................  United States         155,990              159,462
       FHLMC Gold 30 Year, 5.00%, 8/01/33 - 1/01/35 ..........................  United States      13,048,434           12,590,663
       FHLMC Gold 30 Year, 5.50%, 1/01/35 - 6/01/35 ..........................  United States       7,733,886            7,639,352
       FHLMC Gold 30 Year, 6.00%, 5/01/33 - 8/01/34 ..........................  United States       4,620,928            4,670,850
       FHLMC Gold 30 Year, 6.50%, 2/01/29 - 1/01/35 ..........................  United States       1,624,628            1,668,095
       FHLMC Gold 30 Year, 7.00%, 4/01/26 - 7/01/32 ..........................  United States       1,135,059            1,185,666
       FHLMC Gold 30 Year, 7.50%, 3/01/32 ....................................  United States         143,445              151,742
       FHLMC Gold 30 Year, 8.50%, 8/01/30 ....................................  United States          19,815               21,516
       FHLMC Gold 30 Year, 9.00%, 1/01/22 ....................................  United States         361,512              388,144
       FHLMC Gold 30 Year, 10.00%, 10/01/30 ..................................  United States         863,056              970,794
       FHLMC PC 30 Year, 8.50%, 5/01/12 ......................................  United States          66,857               69,087
                                                                                                                    --------------
                                                                                                                        36,227,839
                                                                                                                    --------------
    (c)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 3.8%
       FNMA, 4.05%, 12/01/34 .................................................  United States       6,460,384            6,385,303
       FNMA, 4.365%, 2/01/34 .................................................  United States       5,430,413            5,368,731
       FNMA, 4.407%, 12/01/27 ................................................  United States         694,567              697,940
       FNMA, 4.416%, 6/01/33 .................................................  United States         706,410              711,376
       FNMA, 4.417%, 3/01/33 .................................................  United States         890,851              897,113
       FNMA, 4.633%, 12/01/34 ................................................  United States       2,869,502            2,836,322
       FNMA, 5.00%, 6/01/15 ..................................................  United States         148,489              150,256
       FNMA, 5.109%, 6/01/17 .................................................  United States         186,931              188,396
       FNMA, 5.11%, 12/01/22 .................................................  United States         344,624              349,634
       FNMA, 5.226%, 9/01/19 .................................................  United States          70,584               71,239
       FNMA, 5.249%, 5/01/25 .................................................  United States         268,871              273,663
       FNMA, 5.381%, 11/01/31 ................................................  United States       1,378,517            1,400,130


90 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                  COUNTRY     PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       MORTGAGE-BACKED SECURITIES (CONT.)
    (c)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONT.)
       FNMA, 5.445%, 1/01/17 .................................................  United States         815,744       $      822,187
       FNMA, 5.543%, 6/01/32 .................................................  United States         636,221              653,053
       FNMA, 6.130%, 12/01/24 ................................................  United States          82,014               83,092
                                                                                                                    --------------
                                                                                                                        20,888,435
                                                                                                                    --------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 4.4%
       FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19 ................................  United States       2,408,622            2,331,705
       FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18 ................................  United States       2,675,158            2,642,448
       FNMA 15 Year, 5.50%, 1/01/14 - 2/01/18 ................................  United States       1,506,262            1,517,878
       FNMA 15 Year, 6.00%, 8/01/16 - 6/01/17 ................................  United States         849,645              869,634
       FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16 ................................  United States         117,208              121,082
       FNMA 30 Year, 5.50%, 6/01/33 - 5/01/34 ................................  United States       9,090,791            8,983,374
       FNMA 30 Year, 6.00%, 11/01/33 .........................................  United States       1,155,831            1,166,689
       FNMA 30 Year, 6.50%, 5/01/28 - 8/01/32 ................................  United States       3,386,286            3,484,920
       FNMA 30 Year, 7.00%, 8/01/29 - 10/01/32 ...............................  United States         897,212              938,884
       FNMA 30 Year, 7.50%, 1/01/30 ..........................................  United States         145,366              153,654
       FNMA 30 Year, 8.00%, 12/01/30 .........................................  United States          14,209               15,169
       FNMA 30 Year, 8.50%, 5/01/32 ..........................................  United States         465,200              505,380
       FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27 ...............................  United States       1,213,160            1,331,257
                                                                                                                    --------------
                                                                                                                        24,062,074
                                                                                                                    --------------
    (c)GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 0.1%
       GNMA, 4.125%, 10/20/26 ................................................  United States         206,580              208,921
       GNMA, 4.375%, 1/20/23 .................................................  United States          95,164               95,477
                                                                                                                    --------------
                                                                                                                           304,398
                                                                                                                    --------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 2.5%
       GNMA I SF 15 Year, 7.00%, 2/15/09 .....................................  United States          64,482               66,797
       GNMA I SF 30 Year, 5.00%, 4/15/34 - 8/15/34 ...........................  United States       4,776,750            4,664,011
       GNMA I SF 30 Year, 5.50%, 5/15/33 - 9/15/33 ...........................  United States       1,333,206            1,332,523
       GNMA I SF 30 Year, 6.00%, 1/15/32 - 9/15/32 ...........................  United States         715,138              728,067
       GNMA I SF 30 Year, 6.50%, 10/15/31 - 4/15/32 ..........................  United States         277,118              287,698
       GNMA I SF 30 Year, 7.00%, 10/15/27 - 4/15/28 ..........................  United States         117,491              123,713
       GNMA I SF 30 Year, 7.50%, 12/15/05 - 11/15/26 .........................  United States       1,104,790            1,163,837
       GNMA I SF 30 Year, 8.00%, 8/15/16 - 7/15/17 ...........................  United States         275,028              293,836
       GNMA I SF 30 Year, 9.00%, 9/15/25 - 3/15/31 ...........................  United States          49,307               54,395
       GNMA II GP 30 Year, 8.25%, 9/20/17 ....................................  United States          45,516               49,032
       GNMA II SF 30 Year, 5.00%, 1/20/34 ....................................  United States       2,718,740            2,646,933
       GNMA II SF 30 Year, 6.00%, 5/20/31 ....................................  United States          77,133               78,321
       GNMA II SF 30 Year, 6.50%, 3/20/28 - 4/20/31 ..........................  United States          59,209               61,163
       GNMA II SF 30 Year, 7.00%, 5/20/27 - 12/20/30 .........................  United States       1,240,680            1,299,851
       GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33 ..........................  United States         471,004              496,638
       GNMA II SF 30 Year, 8.00%, 1/20/27 - 7/20/27 ..........................  United States         252,684              269,185
                                                                                                                    --------------
                                                                                                                        13,616,000
                                                                                                                    --------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $110,529,442) ..................                                         108,934,783
                                                                                                                    --------------


                                                              Annual Report | 91

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STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                  COUNTRY     PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 25.3%
       FHLMC,
          4.125%, 7/12/10 ....................................................  United States      18,000,000       $   17,517,528
          4.375%, 7/17/15 ....................................................  United States       7,500,000            7,191,330
          5.25%, 1/15/06 .....................................................  United States       5,000,000            5,009,470
       FNMA,
          3.125%, 12/15/07 ...................................................  United States       4,500,000            4,363,142
          4.25%, 9/15/07 .....................................................  United States       2,500,000            2,483,263
          6.625%, 10/15/07 ...................................................  United States       5,000,000            5,184,180
       FNMA, (cont.)
          6.625%, 11/15/30 ...................................................  United States       2,500,000            3,017,505
          7.25%, 5/15/30 .....................................................  United States       1,500,000            1,941,258
       U.S. Treasury Bond,
          5.25%, 2/15/29 .....................................................  United States       7,900,000            8,383,567
          5.375%, 2/15/31 ....................................................  United States       1,450,000            1,581,860
          6.00%, 2/15/26 .....................................................  United States       8,000,000            9,199,376
          7.25%, 8/15/22 .....................................................  United States         830,000            1,059,450
       U.S. Treasury Note,
          3.00%, 2/15/08 .....................................................  United States      14,400,000           13,968,576
          3.50%, 8/15/09 .....................................................  United States      11,000,000           10,640,784
          4.00%, 3/15/10 .....................................................  United States       6,000,000            5,891,256
          4.00%, 4/15/10 .....................................................  United States      19,950,000           19,574,381
          4.00%, 8/31/07 .....................................................  United States      15,000,000           14,901,570
          4.25%, 11/15/14 ....................................................  United States       4,000,000            3,903,596
          5.00%, 8/15/11 .....................................................  United States       3,000,000            3,078,753
                                                                                                                    --------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $140,038,929)........                                         138,890,845
                                                                                                                    --------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 7.3%
(c),(f)Government of Argentina, FRN, 3.01%, 8/03/12 ..........................    Argentina         2,225,000            1,742,093
       Government of Canada, 3.00%, 6/01/06 ..................................      Canada          1,920,000 CAD        1,622,009
       Government of Indonesia,
          13.15%, 3/15/10 ....................................................    Indonesia     9,320,000,000 IDR          903,348
          14.00%, 6/15/09 ....................................................    Indonesia     9,425,000,000 IDR          941,233
          14.25%, 6/15/13 ....................................................    Indonesia     7,995,000,000 IDR          791,144
          14.275%, 12/15/13 ..................................................    Indonesia    12,430,000,000 IDR        1,228,362
       Government of Korea,
          3.75%, 9/10/07 .....................................................   South Korea    1,890,000,000 KRW        1,774,925
          4.50%, 9/03/06 .....................................................   South Korea    1,920,000,000 KRW        1,840,835
          4.50%, 9/09/08 .....................................................   South Korea    3,300,000,000 KRW        3,123,817
          4.75%, 3/12/08 .....................................................   South Korea    1,100,000,000 KRW        1,049,692
       Government of Malaysia,
          4.032%, 9/15/09 ....................................................     Malaysia         4,000,000 MYR        1,082,330
          4.305%, 2/27/09 ....................................................     Malaysia         9,300,000 MYR        2,534,404
          6.45%, 7/01/08 .....................................................     Malaysia         3,640,000 MYR        1,040,895
       Government of New Zealand, 7.00%, 7/15/09 .............................   New Zealand        4,812,000 NZD        3,463,992
       Government of Norway, 6.75%, 1/15/07 ..................................      Norway          8,960,000 NOK        1,440,126
       Government of Peru,
          7.84%, 8/12/20 .....................................................       Peru           1,100,000 PEN          325,170
          Series 7, 8.60%, 8/12/17 ...........................................       Peru           3,200,000 PEN        1,008,242


92 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                  COUNTRY     PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
       Government of Poland,
          5.75%, 9/23/22 .....................................................      Poland          1,250,000 PLN   $      395,025
          6.00%, 5/24/09 .....................................................      Poland         11,700,000 PLN        3,658,537
          8.50%, 11/12/06 ....................................................      Poland          1,150,000 PLN          361,320
          8.50%, 5/12/07 .....................................................      Poland          2,100,000 PLN          669,657
       Government of Singapore, 4.00%, 3/01/07 ...............................     Singapore        2,490,000 SGD        1,501,159
       Government of Slovakia,
          4.80%, 4/14/09 .....................................................  Slovak Republic     2,600,000 SKK           83,622
          4.90%, 2/11/14 .....................................................  Slovak Republic     2,000,000 SKK           67,307
          5.30%, 5/12/19 .....................................................  Slovak Republic     1,900,000 SKK           67,679
       Government of Sweden,
          3.50%, 4/20/06 .....................................................      Sweden          3,600,000 SEK          455,912
          5.50%, 10/08/12 ....................................................      Sweden          2,880,000 SEK          415,063
          8.00%, 8/15/07 .....................................................      Sweden          9,010,000 SEK        1,243,874
          Strip, 9/20/06 .....................................................      Sweden          2,200,000 SEK          271,417
       Government of Thailand,
          4.125%, 2/12/08 ....................................................     Thailand        19,000,000 THB          455,413
          8.00%, 12/08/06 ....................................................     Thailand        49,400,000 THB        1,264,315
          8.50%, 12/08/08 ....................................................     Thailand        15,000,000 THB          398,426
       Government of the Philippines, 9.00%, 2/15/13 .........................    Philippines         500,000              531,250
       Government of Ukraine,
       (b)144A, 6.875%, 3/04/11 ..............................................      Ukraine           550,000              568,618
       (b)144A, 7.65%, 6/11/13 ...............................................      Ukraine           250,000              268,750
       (c)FRN, 5.36%, 8/05/09 ................................................      Ukraine           100,000              108,190
    (c)Government of Venezuela, FRN, 3.09%, 4/20/11 ..........................     Venezuela          500,000              494,250
    (c)Government of Vietnam, FRN, 4.063%, 3/12/16 ...........................      Vietnam           246,522              229,774
       New South Wales Treasury Corp., 6.50%, 5/01/06 ........................     Australia          400,000 AUD          300,716
                                                                                                                    --------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
        (COST $38,174,688) ...................................................                                          39,722,891
                                                                                                                    --------------
    (g)SENIOR FLOATING RATE INTERESTS 0.4%
       CONSUMER NON-DURABLES 0.1%
       Michael Foods Inc., Term Loan B, 5.09% - 6.28%, 11/21/10 ..............   United States        273,825              278,626
       Southern Wine & Spirits of America Inc., Term Loan B, 5.53%,
        5/31/12 ..............................................................   United States        293,982              298,124
                                                                                                                    --------------
                                                                                                                           576,750
                                                                                                                    --------------
       CONSUMER SERVICES  0.1%
       Cinram International Inc., Term Loan D, 6.12%, 9/30/09 ................      Canada            262,681              265,538
                                                                                                                    --------------
       FINANCE  0.0%(e)
       Newkirk Master LP, Term Loan B, 5.86% - 6.05%, 7/31/08 ................   United States        243,088              246,734
                                                                                                                    --------------
       PROCESS INDUSTRIES 0.1%
       Berry Plastics Corp., Term Loan, 5.86%, 12/02/11 ......................   United States        299,250              302,991
       Nalco Co., Term Loan B, 5.66% - 5.96%, 11/04/10 .......................   United States        249,707              253,747
                                                                                                                    --------------
                                                                                                                           556,738
                                                                                                                    --------------


                                                              Annual Report | 93

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                  COUNTRY          SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
    (g)SENIOR FLOATING RATE INTERESTS (CONT.)
       PRODUCER MANUFACTURING 0.1%
       Sensus Metering Systems Inc., Term Loan, 6.35% - 6.54%,
        12/17/10 .............................................................  United States         234,973       $      238,055
       TriMas Corp., Term Loan B, 7.69%, 12/06/09 ............................  United States         294,076              297,262
                                                                                                                    --------------
                                                                                                                           535,317
                                                                                                                    --------------
       TOTAL SENIOR FLOATING RATE INTERESTS (COST $2,154,536) ................                                           2,181,077
                                                                                                                    --------------

       CREDIT - LINKED STRUCTURED NOTE (COST $2,815,136) 0.5%
       FINANCE CONGLOMERATES 0.5%
(b),(c)Credit Suisse First Boston International, 144A, FRN, 5.73%,
        3/20/09 ..............................................................  United States       2,800,000            2,842,000
       PREFERRED STOCK (COST $20) 0.0%(e)
       COMMUNICATIONS 0.0%(e)
       PTV Inc., 10.00%, pfd., A .............................................  United Kingdom              1                    1
                                                                                                                    --------------
       TOTAL LONG TERM INVESTMENTS (COST $539,292,156)........................                                         536,122,046
                                                                                                                    --------------

                                                                                               ------------------
                                                                                               PRINCIPAL AMOUNT(a)
                                                                                               ------------------
       SHORT TERM INVESTMENTS 1.0%
    (h)FOREIGN GOVERNMENT SECURITIES 0.5%
       Thailand Treasury Bill,
          2/23/06 ............................................................     Thailand        16,100,000 THB          391,071
          3/09/06 ............................................................     Thailand         4,370,000 THB          105,944
          7/27/06 ............................................................     Thailand         2,500,000 THB           59,466
          8/10/06 ............................................................     Thailand        22,500,000 THB          537,258
          9/07/06 ............................................................     Thailand         2,800,000 THB           66,439
          10/05/06 ...........................................................     Thailand        23,850,000 THB          565,487
          10/12/06 ...........................................................     Thailand        39,800,000 THB          940,769
                                                                                                                    --------------
       TOTAL FOREIGN GOVERNMENT SECURITIES (COST $2,690,792) .................                                           2,666,434
                                                                                                                    --------------
       U.S. GOVERNMENT AND AGENCY SECURITIES (COST $498,857) 0.1%
(h),(i)U.S. Treasury Bill, 11/25/05 ..........................................  United States         500,000              498,794
                                                                                                                    --------------
       TOTAL INVESTMENTS BEFORE MONEY FUND (COST $542,481,805) ...............                                         539,287,274
                                                                                                                    --------------


94 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                  COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------------
       MONEY FUND (COST $2,293,939) 0.4%
    (j)Franklin Institutional Fiduciary Trust Money Market Portfolio .........  United States       2,293,939       $    2,293,939
                                                                                                                    --------------

       TOTAL INVESTMENTS (COST $544,775,744) 98.8% ...........................                                         541,581,213
       OTHER ASSETS, LESS LIABILITIES 1.2% ...................................                                           6,448,095
                                                                                                                    --------------
       NET ASSETS 100.0% .....................................................                                      $  548,029,308
                                                                                                                    ==============

See Currency and Selected Portfolio Abbreviations on page 96.

(a)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust's Board of Trustees. At October 31, 2005, the value of these securities was $38,148,518, representing 7.04% of net assets.

(c)   The coupon rate shown represents the rate at period end.

(d)   See Note 10 regarding defaulted securities.

(e)   Rounds to less than 0.05% of net assets.

(f) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(g)   See Note 1(i) regarding senior floating rate interest.

(h)   The security is traded on a discount basis with no stated coupon rate.

(i)   On deposit with broker for initial margin on futures contracts (Note 8).

(j) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 95

FRANKLIN INVESTORS SECURITIES TRUST

CURRENCY ABBREVIATIONS:

AUD    -  Australian Dollar
CAD    -  Canadian Dollar
IDR    -  Indonesian Rupiah
KRW    -  South Korean Won
MYR    -  Malaysian Ringgit
NOK    -  Norwegian Krone
NZD    -  New Zealand Dollar
PEN    -  Peruvian Nuevo Sol
PLN    -  Polish Zloty
SEK    -  Swedish Krona
SGD    -  Singapore Dollar
SKK    -  Slovak Koruna
THB    -  Thai Baht


SELECTED PORTFOLIO ABBREVIATIONS:

DIP    -  Debtors-In-Possession
FHLB   -  Federal Home Loan Bank
FHLMC  -  Federal Home Loan Mortgage Corporation
FNMA   -  Federal National Mortgage Association
FRN    -  Floating Rate Note
GNMA   -  Government National Mortgage Association
GP     -  Graduated Payment
L/C    -  Letters of Credit
MAC    -  Municipal Assistance Corp.
PC     -  Participation Certificate
SF     -  Single Family
VA     -  Veterans Administration


96 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2005

                                                         -------------------------------------------------------------------------
                                                            FRANKLIN           FRANKLIN           FRANKLIN
                                                           ADJUSTABLE        FLOATING RATE      LOW DURATION         FRANKLIN
                                                         U.S. GOVERNMENT     DAILY ACCESS       TOTAL RETURN       TOTAL RETURN
                                                         SECURITIES FUND         FUND               FUND               FUND
                                                         -------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................   $   524,560,523    $ 2,113,883,184    $     9,953,287    $   542,481,805
  Cost - Sweep Money Fund (Note 7) ...................                --        205,747,998            586,639          2,293,939
                                                         -------------------------------------------------------------------------
  Total cost of investments ..........................   $   524,560,523    $ 2,319,631,182    $    10,539,926    $   544,775,744
                                                         -------------------------------------------------------------------------
  Value - Unaffiliated issuers .......................   $   518,319,928    $ 2,127,481,963    $     9,845,332    $   539,287,274
  Value - Sweep Money Fund (Note 7) ..................                --        205,747,998            586,639          2,293,939
                                                         -------------------------------------------------------------------------
  Total value of investments .........................       518,319,928      2,333,229,961         10,431,971        541,581,213
 Cash ................................................           197,453         11,966,169                 --              4,740
 Foreign currency, at value (cost $4,986) ............                --                 --                 --              3,710
 Receivables:
  Investment securities sold .........................         3,701,445         13,160,548              2,274            309,527
  Capital shares sold ................................         1,069,731         12,167,091             11,960          2,733,701
  Dividends and interest .............................         2,498,740         11,331,150             82,265          5,185,504
  Affiliates .........................................                --                 --             31,531                 --
  Variation margin ...................................                --                 --                 --             28,828
 Swap premiums paid ..................................                --                 --                 --              2,452
 Unrealized gain on swap agreement (Note 9) ..........                --                 --                 --              1,238
 Unrealized gain on unfunded loan
  commitments (Note 12) ..............................                --             81,829                 --                 --
 Other assets ........................................                --              6,524                 --                 --
                                                         -------------------------------------------------------------------------
      Total assets ...................................       525,787,297      2,381,943,272         10,560,001        549,850,913
                                                         -------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................                --         41,668,911            217,825                 --
  Capital shares redeemed ............................         1,241,034          7,946,666              2,364            593,281
  Accrued swap premiums ..............................                --                 --                 --              7,155
  Affiliates .........................................           369,075          1,686,668                 --            310,591
  Distributions to shareholders ......................           444,602          2,917,158             18,526            855,771
 Unrealized loss on swap agreement (Note 9) ..........                --                 --                 --              4,333
 Accrued expenses and other liabilities ..............            57,972          1,405,731             10,627             50,474
                                                         -------------------------------------------------------------------------
      Total liabilities ..............................         2,112,683         55,625,134            249,342          1,821,605
                                                         -------------------------------------------------------------------------
        Net assets, at value .........................   $   523,674,614    $ 2,326,318,138    $    10,310,659    $   548,029,308
                                                         =========================================================================

Net assets consist of:
 Paid-in capital .....................................   $   543,073,746    $ 2,688,608,997    $    10,471,783    $   551,892,800
 Undistributed net investment income (distributions in
  excess of net investment income) ...................             8,000           (705,165)           (14,267)           363,210
 Net unrealized appreciation (depreciation) ..........        (6,240,595)        13,680,608           (107,933)        (4,142,121)
 Accumulated net realized gain (loss) ................       (13,166,537)      (375,266,302)           (38,924)           (84,581)
                                                         -------------------------------------------------------------------------
        Net assets, at value .........................   $   523,674,614    $ 2,326,318,138    $    10,310,659    $   548,029,308
                                                         =========================================================================


                         Annual Report | See notes to financial statements. | 97

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2005

                                                         -------------------------------------------------------------------------
                                                            FRANKLIN           FRANKLIN           FRANKLIN
                                                           ADJUSTABLE        FLOATING RATE      LOW DURATION         FRANKLIN
                                                         U.S. GOVERNMENT     DAILY ACCESS       TOTAL RETURN       TOTAL RETURN
                                                         SECURITIES FUND         FUND               FUND               FUND
                                                         -------------------------------------------------------------------------
CLASS A:
 Net assets, at value ................................   $   475,213,260    $ 1,890,590,826    $    10,310,659    $   291,473,481
                                                         =========================================================================
 Shares outstanding ..................................        53,216,949        186,992,638          1,055,700         29,409,059
                                                         =========================================================================
 Net asset value per share(a) ........................   $          8.93    $         10.11    $          9.77    $          9.91
                                                         =========================================================================
 Maximum offering price per share (net asset value
  per share / 97.75%, 97.75%, 97.75% and 95.75%,
  respectively) ......................................   $          9.14    $         10.34    $          9.99    $         10.35
                                                         =========================================================================
CLASS B:
 Net assets, at value ................................                --    $    65,686,962                 --    $    21,365,810
                                                         =========================================================================
 Shares outstanding ..................................                --          6,501,475                 --          2,156,063
                                                         =========================================================================
 Net asset value and maximum offering price
  per share(a) .......................................                --    $         10.10                 --    $          9.91
                                                         =========================================================================
CLASS C:
 Net assets, at value ................................   $    48,461,354    $   331,217,868                 --    $    34,751,392
                                                         =========================================================================
 Shares outstanding ..................................         5,429,850         32,748,881                 --          3,508,331
                                                         =========================================================================
 Net asset value and maximum offering price
  per share(a) .......................................   $          8.92    $         10.11                 --    $          9.91
                                                         =========================================================================
CLASS R:
 Net assets, at value ................................                --                 --                 --    $    21,646,546
                                                         =========================================================================
 Shares outstanding ..................................                --                 --                 --          2,184,318
                                                         =========================================================================
 Net asset value and maximum offering price
  per share(a) .......................................                --                 --                 --    $          9.91
                                                         =========================================================================
ADVISOR CLASS:
 Net assets, at value ................................                --    $    38,822,482                 --    $   178,792,079
                                                         =========================================================================
 Shares outstanding ..................................                --          3,836,463                 --         18,015,486
                                                         =========================================================================
 Net asset value and maximum offering price
  per share(a) .......................................                --    $         10.12                 --    $          9.92
                                                         =========================================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


98 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF OPERATIONS
for the year ended October 31, 2005

                                                         -------------------------------------------------------------------------
                                                            FRANKLIN           FRANKLIN           FRANKLIN
                                                           ADJUSTABLE        FLOATING RATE      LOW DURATION         FRANKLIN
                                                         U.S. GOVERNMENT     DAILY ACCESS       TOTAL RETURN       TOTAL RETURN
                                                         SECURITIES FUND         FUND              FUND(a)             FUND
                                                         -------------------------------------------------------------------------
Investment income:
 Dividends:
  Portfolio (Note1) ..................................   $    21,213,380    $            --    $            --    $            --
  Sweep Money Fund (Note 7) ..........................                --          4,824,031             13,926            576,292
 Interest ............................................           327,658         78,057,689            244,905         21,431,536
                                                         -------------------------------------------------------------------------
      Total investment income ........................        21,541,038         82,881,720            258,831         22,007,828
                                                         -------------------------------------------------------------------------
Expenses:
 Management fees (Note 3a) ...........................            28,652          5,004,354             28,815          1,884,974
 Administrative fees (Note 3b) .......................           578,906          3,214,060             14,458            929,931
 Distribution fees: (Note 3c)
  Class A ............................................         1,321,282          3,016,087             18,127            593,490
  Class B ............................................                --            660,856                 --            134,098
  Class C ............................................           312,991          1,977,693                 --            181,919
  Class R ............................................                --                 --                 --             76,551
 Transfer agent fees (Note 3e) .......................           556,604          1,328,969              3,212            611,363
 Custodian fees (Note 4) .............................                --             25,871                404             51,185
 Reports to shareholders .............................           115,304            138,026              6,174             63,297
 Registration and filing fees ........................            48,079            185,294              9,558             64,220
 Professional fees ...................................            30,951            135,786             18,863             20,211
 Trustees' fees and expenses .........................            12,759             25,047                125              9,390
 Amortization of offering costs ......................                --                 --             39,289                 --
 Other ...............................................            37,386            304,069              3,366             24,245
                                                         -------------------------------------------------------------------------
      Total expenses .................................         3,042,914         16,016,112            142,391          4,644,874
      Expense reductions (Note 4) ....................                --            (25,796)               (23)            (3,858)
      Expenses waived/paid by affiliate (Note 3f) ....                --                 --            (77,312)          (862,844)
                                                         -------------------------------------------------------------------------
        Net expenses .................................         3,042,914         15,990,316             65,056          3,778,172
                                                         -------------------------------------------------------------------------
         Net investment income .......................        18,498,124         66,891,404            193,775         18,229,656
                                                         -------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ........................................        (2,448,009)         9,136,970            (32,277)         3,800,814
  Foreign currency transactions ......................                --                 --             (1,820)            11,812
  Financial futures contracts ........................                --                 --                 --            694,474
  Swap agreements ....................................                --                 --                 --            (21,556)
                                                         -------------------------------------------------------------------------
        Net realized gain (loss) .....................        (2,448,009)         9,136,970            (34,097)         4,485,544
                                                         -------------------------------------------------------------------------
 Net change in unrealized appreciation
  (depreciation) on:
  Investments ........................................        (5,456,224)        (8,036,044)          (107,955)       (18,120,902)
  Translation of assets and liabilities
   denominated in foreign currencies .................                --                 --                 22            (22,186)
                                                         -------------------------------------------------------------------------
        Net change in unrealized
         appreciation (depreciation) .................        (5,456,224)        (8,036,044)          (107,933)       (18,143,088)
                                                         -------------------------------------------------------------------------
Net realized and unrealized gain (loss) ..............        (7,904,233)         1,100,926           (142,030)       (13,657,544)
                                                         -------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations .........................................   $    10,593,891    $    67,992,330    $        51,745    $     4,572,112
                                                         =========================================================================

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.


                         Annual Report | See notes to financial statements. | 99

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                         -------------------------------------------------------------------------
                                                                FRANKLIN ADJUSTABLE                  FRANKLIN FLOATING RATE
                                                          U.S. GOVERNMENT SECURITIES FUND              DAILY ACCESS FUND
                                                         -------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,                YEAR ENDED OCTOBER 31,
                                                              2005               2004               2005               2004
                                                         -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................   $    18,498,124    $    18,674,936    $    66,891,404    $    14,600,814
  Net realized gain (loss) from investments ..........        (2,448,009)        (1,091,446)         9,136,970            922,289
  Net change in unrealized appreciation
   (depreciation) on investments .....................        (5,456,224)        (6,317,836)        (8,036,044)         3,868,506
                                                         -------------------------------------------------------------------------
       Net increase (decrease) in net assets
         resulting from operations ...................        10,593,891         11,265,654         67,992,330         19,391,609
                                                         -------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................       (17,165,271)       (17,802,046)       (52,039,025)        (9,152,394)
   Class B ...........................................                --                 --         (2,292,506)          (982,671)
   Class C ...........................................        (1,431,190)          (774,553)       (11,394,242)        (4,056,713)
   Advisor Class .....................................                --                 --         (1,755,947)          (524,681)
                                                         -------------------------------------------------------------------------
 Total distributions to shareholders .................       (18,596,461)       (18,576,599)       (67,481,720)       (14,716,459)
                                                         -------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ...........................................       (94,558,701)       (67,675,358)     1,274,407,282        484,677,494
   Class B ...........................................                --                 --         (3,566,057)        40,298,522
   Class C ...........................................          (263,925)        36,911,872         61,572,299        172,808,930
   Advisor Class .....................................                --                 --          1,096,322         30,076,623
                                                         -------------------------------------------------------------------------
 Total capital share transactions ....................       (94,822,626)       (30,763,486)     1,333,509,846        727,861,569
                                                         -------------------------------------------------------------------------
 Redemption fees .....................................             3,473              2,215             51,786              8,845
                                                         -------------------------------------------------------------------------
       Net increase (decrease) in net assets .........      (102,821,723)       (38,072,216)     1,334,072,242        732,545,564

Net assets:
 Beginning of year ...................................       626,496,337        664,568,553        992,245,896        259,700,332
                                                         -------------------------------------------------------------------------
 End of year .........................................   $   523,674,614    $   626,496,337    $ 2,326,318,138    $   992,245,896
                                                         =========================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of year ........................................   $         8,000    $        98,337    $      (705,165)   $       (53,418)
                                                         =========================================================================


100 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                -------------------------------------------------------
                                                                       FRANKLIN
                                                                     LOW DURATION                  FRANKLIN
                                                                  TOTAL RETURN FUND           TOTAL RETURN FUND
                                                                -------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,
                                                                       2005(a)              2005              2004
                                                                -------------------------------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................          $    193,775      $ 18,229,656      $ 14,391,914
  Net realized gain (loss) from investments, swap
    agreements, financial futures contracts,
    and foreign currency transactions ......................               (34,097)        4,485,544         5,216,826
  Net change in unrealized appreciation
    (depreciation) on investments, and translation
    of assets and liabilities denominated in foreign
    currencies .............................................              (107,933)      (18,143,088)        4,099,926
                                                                -------------------------------------------------------
       Net increase (decrease) in net assets resulting
        from operations ....................................                51,745         4,572,112        23,708,666
                                                                -------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................              (239,991)      (10,278,245)       (8,424,259)
   Class B .................................................                    --          (815,594)         (717,644)
   Class C .................................................                    --        (1,095,349)         (835,935)
   Class R .................................................                    --          (622,208)         (374,553)
   Advisor Class ...........................................                    --        (7,538,538)       (7,096,499)
                                                                -------------------------------------------------------
 Total distributions to shareholders .......................              (239,991)      (20,349,934)      (17,448,890)
                                                                -------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A .................................................            10,498,709        90,663,020        56,606,400
   Class B .................................................                    --         2,637,458         5,325,752
   Class C .................................................                    --        13,530,673         6,092,149
   Class R .................................................                    --        13,151,844         1,622,266
   Advisor Class ...........................................                    --        38,146,085        10,191,360
                                                                -------------------------------------------------------
 Total capital share transactions ..........................            10,498,709       158,129,080        79,837,927
                                                                -------------------------------------------------------
 Redemption fees ...........................................                   196             9,730               588
                                                                -------------------------------------------------------
       Net increase (decrease) in net assets ...............            10,310,659       142,360,988        86,098,291

Net assets:
 Beginning of year .........................................                    --       405,668,320       319,570,029
                                                                -------------------------------------------------------
 End of year ...............................................          $ 10,310,659      $548,029,308      $405,668,320
                                                                =======================================================
Undistributed net investment income (distributions in
 excess of net investment income) included in net assets:
  End of year ..............................................          $    (14,267)     $    363,210      $ (1,207,576)
                                                                =======================================================

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.


                        Annual Report | See notes to financial statements. | 101

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of eight separate series. All funds included in this report (the Funds) are diversified, except the Franklin Floating Rate Daily Access Fund. The financial statements of the remaining funds in the series are presented separately.

Prior to October 27, 2005, the Franklin Adjustable U.S. Government Securities Fund invested substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), which was registered under the Investment Company Act of 1940 as a diversified, open-end investment company having the same investment objective as the fund.

As of the close of business on October 26, 2005, the Franklin Adjustable U.S. Government Securities Fund received its prorata share of cash and securities from the Portfolio in a complete liquidation of its interest in the Portfolio. At October 26, 2005, the unrealized depreciation in the Portfolio's corresponding securities was $6,110,803 and the unrealized depreciation in the Franklin Adjustable U.S. Government Securities Fund's holdings of the Portfolio's shares was $41,763,247, the net amount of which was reclassified to paid in capital. Subsequent to October 26, 2005, the Franklin Adjustable U.S. Government Securities Fund invests directly in securities rather than through the Portfolio and maintains the same objective.

Prior to October 27, 2005, the Franklin Adjustable U.S. Government Securities Fund received distributions from the Portfolio's net investment income as reflected in the Statement of Operations.

Effective November 17, 2004, the Trust began offering shares of the Franklin Low Duration Total Return Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers,


102 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.


                                                             Annual Report | 103

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

Certain Funds may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost.

D. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Funds may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FUTURES CONTRACTS

The Franklin Total Return Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.


104 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

G. CREDIT DEFAULT SWAPS

The Franklin Total Return Fund may purchase or sell credit default swap contracts to manage or gain exposure to credit risk. Credit default swaps are agreements between two parties whereby the buyer receives credit protection and the seller guarantees the credit worthiness of a referenced debt obligation. The buyer pays the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain or loss upon receipt or payment there of in the Statement of Operations. In return, the buyer would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation.

Credit default swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a liability or asset in the Statement of Assets and Liabilities and amortized over the life of the contract as a realized gain or loss. When the swap contract is terminated early, the Fund records a realized gain or loss for any payments received or paid.

The risks of credit default swaps include unfavorable changes in interest rates, an illiquid secondary market and the possible inability of the counterparty to fulfill its obligations under the agreement, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

H. MORTGAGE DOLLAR ROLLS

The Franklin Total Return Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.


                                                             Annual Report | 105

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Franklin Floating Rate Daily Access Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

J. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value are recorded as interest income.


106 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

L. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

M. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

N. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid in capital.

O. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

------------------------------------------------------------------------------------------------------------
  CLASS A                                               CLASS A, CLASS B, CLASS C & ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
Franklin Low Duration Total Return Fund                 Franklin Floating Rate Daily Access Fund

------------------------------------------------------------------------------------------------------------
  CLASS A & CLASS C                                     CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
Franklin Adjustable U.S. Government Securities Fund     Franklin Total Return Fund


                                                             Annual Report | 107

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At October 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                         -------------------------------------------------------------
                                             FRANKLIN ADJUSTABLE
                                              U.S. GOVERNMENT                FRANKLIN FLOATING RATE
                                               SECURITIES FUND                  DAILY ACCESS FUND
                                         -------------------------------------------------------------
                                           SHARES          AMOUNT           SHARES         AMOUNT
                                         -------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2005
  Shares sold ........................    13,610,431   $  122,645,919    57,121,865   $   578,544,180
  Shares issued on merger (Note 14) ..            --               --   125,483,789     1,266,131,434
  Shares issued in reinvestment of
   distributions .....................     1,324,602       11,927,314     3,542,352        35,860,557
  Shares redeemed ....................   (25,439,575)    (229,131,934)  (59,895,705)     (606,128,889)
                                         -------------------------------------------------------------
  Net increase (decrease) ............   (10,504,542)  $  (94,558,701)  126,252,301   $ 1,274,407,282
                                         =============================================================
Year ended October 31, 2004 ..........
  Shares sold ........................    22,758,707   $  207,179,389    64,934,886   $   655,520,504
  Shares issued in reinvestment of
   distributions .....................     1,249,901       11,385,465       661,054         6,677,788
  Shares redeemed ....................   (31,399,532)    (286,240,212)  (17,583,926)     (177,520,798)
                                         -------------------------------------------------------------
  Net increase (decrease) ............    (7,390,924)  $  (67,675,358)   48,012,014   $   484,677,494
                                         =============================================================
CLASS B SHARES:
Year ended October 31, 2005
  Shares sold ........................                                    1,706,282   $    17,264,316
  Shares issued in reinvestment of
   distributions .....................                                      152,119         1,538,677
  Shares redeemed ....................                                   (2,211,030)      (22,369,050)
                                                                        ------------------------------
  Net increase (decrease) ............                                     (352,629)  $    (3,566,057)
                                                                        ==============================
Year ended October 31, 2004
  Shares sold ........................                                    5,133,261   $    51,763,817
  Shares issued in reinvestment of
   distributions .....................                                       61,577           621,255
  Shares redeemed ....................                                   (1,197,975)      (12,086,550)
                                                                        ------------------------------
  Net increase (decrease) ............                                    3,996,863   $    40,298,522
                                                                        ==============================
CLASS C SHARES:
Year ended October 31, 2005
  Shares sold ........................     2,483,828   $   22,360,096    16,619,673   $   168,352,391
  Shares issued in reinvestment of
   distributions .....................       117,750        1,059,436       803,027         8,130,061
  Shares redeemed ....................    (2,632,093)     (23,683,457)  (11,348,279)     (114,910,153)
                                         -------------------------------------------------------------
  Net increase (decrease) ............       (30,515)  $     (263,925)    6,074,421   $    61,572,299
                                         =============================================================


108 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         -------------------------------------------------------------
                                             FRANKLIN ADJUSTABLE
                                              U.S. GOVERNMENT               FRANKLIN FLOATING RATE
                                               SECURITIES FUND                 DAILY ACCESS FUND
                                         -------------------------------------------------------------
                                             SHARES        AMOUNT          SHARES          AMOUNT
                                         -------------------------------------------------------------
CLASS C SHARES: (CONTINUED)
 Year ended October 31, 2004
  Shares sold ........................     5,275,469   $   48,016,840    22,327,454    $  225,334,129
  Shares issued in reinvestment of
   distributions .....................        60,447          549,433       283,822         2,866,260
  Shares redeemed ....................    (1,280,291)     (11,654,401)   (5,488,595)      (55,391,459)
                                         -------------------------------------------------------------
  Net increase (decrease) ............     4,055,625   $   36,911,872    17,122,681    $  172,808,930
                                         =============================================================
ADVISOR CLASS SHARES:
 Year ended October 31, 2005
  Shares sold ........................                                    1,473,037    $   14,932,053
  Shares issued in reinvestment of
   distributions .....................                                      112,047         1,135,335
  Shares redeemed ....................                                   (1,480,348)      (14,971,066)
                                                                        ------------------------------
  Net increase (decrease) ............                                      104,736    $    1,096,322
                                                                        ==============================
 Year ended October 31, 2004
  Shares sold ........................                                    3,294,204    $   33,309,425
  Shares issued in reinvestment of
   distributions .....................                                       29,291           296,238
  Shares redeemed ....................                                     (349,272)       (3,529,040)
                                                                        ------------------------------
  Net increase (decrease) ............                                    2,974,223    $   30,076,623
                                                                        ==============================

                                         -------------------------------------------------------------
                                            FRANKLIN LOW DURATION
                                              TOTAL RETURN FUND           FRANKLIN TOTAL RETURN FUND
                                         -------------------------------------------------------------
                                            SHARES         AMOUNT          SHARES          AMOUNT
                                         -------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2005(a)
  Shares sold ........................     1,239,367   $   12,311,758    15,479,146    $  156,720,421
  Shares issued in reinvestment of
   distributions .....................         7,183           70,717       657,135         6,652,978
  Shares redeemed ....................      (190,850)      (1,883,766)   (7,162,132)      (72,710,379)
                                         -------------------------------------------------------------
  Net increase (decrease) ............     1,055,700   $   10,498,709     8,974,149    $   90,663,020
                                         =============================================================
Year ended October 31, 2004
  Shares sold ........................                                    9,815,551    $   99,322,096
  Shares issued in reinvestment of
   distributions .....................                                      484,316         4,902,100
  Shares redeemed ....................                                   (4,706,362)      (47,617,796)
                                                                        ------------------------------
  Net increase (decrease) ............                                    5,593,505    $   56,606,400
                                                                        ==============================
CLASS B SHARES:
Year ended October 31, 2005
  Shares sold ........................                                      550,691    $    5,587,903
  Shares issued in reinvestment of
   distributions .....................                                       59,363           601,294
  Shares redeemed ....................                                     (350,337)       (3,551,739)
                                                                        ------------------------------
  Net increase (decrease) ............                                      259,717    $    2,637,458
                                                                        ==============================


                                                            Annual Report  | 109

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                       -------------------------------
                                                                         FRANKLIN TOTAL RETURN FUND
                                                                       -------------------------------
                                                                           SHARES        AMOUNT
                                                                       -------------------------------
CLASS B SHARES: (CONTINUED)
 Year ended October 31, 2004
  Shares sold .......................................................       877,492    $    8,890,543
  Shares issued in reinvestment of distributions ....................        52,780           534,067
  Shares redeemed ...................................................      (406,133)       (4,098,858)
                                                                       -------------------------------
  Net increase (decrease) ...........................................       524,139    $    5,325,752
                                                                       ===============================
CLASS C SHARES:
 Year ended October 31, 2005
  Shares sold .......................................................     1,959,776    $   19,851,364
  Shares issued in reinvestment of distributions ....................        84,489           854,963
  Shares redeemed ...................................................      (708,507)       (7,175,654)
                                                                       -------------------------------
  Net increase (decrease) ...........................................     1,335,758    $   13,530,673
                                                                       ===============================
 Year ended October 31, 2004
  Shares sold .......................................................     1,228,175    $   12,447,048
  Shares issued in reinvestment of distributions ....................        61,783           624,999
  Shares redeemed ...................................................      (690,231)       (6,979,898)
                                                                       -------------------------------
  Net increase (decrease) ...........................................       599,727    $    6,092,149
                                                                       ===============================
CLASS R SHARES:
 Year ended October 31, 2005
  Shares sold .......................................................     1,778,351    $   18,040,526
  Shares issued in reinvestment of distributions ....................        56,963           576,046
  Shares redeemed ...................................................      (539,510)       (5,464,728)
                                                                       -------------------------------
  Net increase (decrease) ...........................................     1,295,804    $   13,151,844
                                                                       ===============================
 Year ended October 31, 2004
  Shares sold .......................................................       448,611    $    4,529,160
  Shares issued in reinvestment of distributions ....................        33,213           336,134
  Shares redeemed ...................................................      (319,629)       (3,243,028)
                                                                       -------------------------------
  Net increase (decrease) ...........................................       162,195    $    1,622,266
                                                                       ===============================
ADVISOR CLASS SHARES:
Year ended October 31, 2005
  Shares sold .......................................................     4,790,716    $   48,687,723
  Shares issued in reinvestment of distributions ....................       288,893         2,928,644
  Shares redeemed ...................................................    (1,327,826)      (13,470,282)
                                                                       -------------------------------
  Net increase (decrease) ...........................................     3,751,783    $   38,146,085
                                                                       ===============================
Year ended October 31, 2004
  Shares sold .......................................................     3,500,618    $   35,611,534
  Shares issued in reinvestment of distributions ....................       197,448         2,001,267
  Shares redeemed ...................................................    (2,685,323)      (27,421,441)
                                                                       -------------------------------
  Net increase (decrease) ...........................................     1,012,743    $   10,191,360
                                                                       ===============================

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005 for the Franklin Low Duration Total Return Fund.


110 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                          AFFILIATION
------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                  Investment manager
Franklin Templeton Services, LLC (FT Services)                      Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)       Transfer agent

A. MANAGEMENT FEES

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
------------------------------------------------------------------------------
      0.450%          Up to and including $500 million
      0.350%          Over $500 million, up to and including $1 billion
      0.300%          Over $1 billion, up to and including $1.5 billion
      0.250%          Over $1.5 billion, up to and including $6.5 billion
      0.225%          Over $6.5 billion, up to and including $11.5 billion
      0.200%          Over $11.5 billion, up to and including $16.5 billion
      0.190%          Over $16.5 billion, up to and including $19 billion
      0.180%          Over $19 billion, up to and including $21.5 billion
      0.170%          In excess of $21.5 billion

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pays an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
------------------------------------------------------------------------------
      0.425%          Up to and including $500 million
      0.325%          Over $500 million, up to and including $1 billion
      0.280%          Over $1 billion, up to and including $1.5 billion
      0.235%          Over $1.5 billion, up to and including $6.5 billion
      0.215%          Over $6.5 billion, up to and including $11.5 billion
      0.200%          Over $11.5 billion, up to and including $16.5 billion
      0.190%          Over $16.5 billion, up to and including $19 billion
      0.180%          Over $19 billion, up to and including $21.5 billion
      0.170%          In excess of $21.5 billion


                                                             Annual Report | 111

FRANKLIN INVESTORS SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Effective October 27, 2005, the Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
------------------------------------------------------------------------------
       0.40%          Up to and including $5 billion
       0.35%          Over $5 billion, up to and including $10 billion
       0.33%          Over $10 billion, up to and including $15 billion
       0.30%          In excess of $15 billion

Prior to October 27, 2005 (see Note 1), the investment management fee was paid by the Portfolio using the same fee structure totaling $2,289,505 through October 26, 2005. The investment management fee comprised 96.5% of the total expenses of the Portfolio for the period.

B. ADMINISTRATIVE FEES

The Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an administrative fee to FT Services of 0.20% per year of each of the fund's average daily net assets.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers based on the fund's average daily net assets.

------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
------------------------------------------------------------------------------
       0.10%          Up to and including $5 billion
       0.09%          Over $5 billion, up to and including $10 billion
       0.08%          In excess of $10 billion

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets as follows:

                    ------------------------------------------------------------
                       FRANKLIN                FRANKLIN
                      ADJUSTABLE               FLOATING               FRANKLIN
                    U.S. GOVERNMENT           RATE DAILY            TOTAL RETURN
                    SECURITIES FUND           ACCESS FUND               FUND
                    ------------------------------------------------------------
Class A                  0.25%                   0.25%                  0.25%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


112 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                         ------------------------------------------------------------
                                            FRANKLIN         FRANKLIN        FRANKLIN
                                           ADJUSTABLE        FLOATING      LOW DURATION    FRANKLIN
                                         U.S. GOVERNMENT    RATE DAILY     TOTAL RETURN  TOTAL RETURN
                                         SECURITIES FUND    ACCESS FUND        FUND          FUND
                                         ------------------------------------------------------------
Class A ..........................             --               --             0.25%           --
Class B ..........................             --             1.00%              --          0.65%
Class C ..........................           0.65%            0.65%              --          0.65%
Class R ..........................             --               --               --          0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                         ------------------------------------------------------------
                                            FRANKLIN         FRANKLIN        FRANKLIN
                                           ADJUSTABLE        FLOATING      LOW DURATION    FRANKLIN
                                         U.S. GOVERNMENT    RATE DAILY     TOTAL RETURN  TOTAL RETURN
                                         SECURITIES FUND    ACCESS FUND        FUND          FUND
                                         ------------------------------------------------------------
Net sales charges received(a) ....          $46,178          $142,216        $7,749       $233,826
Contingent deferred sales charges
 retained ........................          $57,060          $569,806        $   --       $ 53,593

(a)   Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                         ------------------------------------------------------------
                                            FRANKLIN         FRANKLIN        FRANKLIN
                                           ADJUSTABLE        FLOATING      LOW DURATION    FRANKLIN
                                         U.S. GOVERNMENT    RATE DAILY     TOTAL RETURN  TOTAL RETURN
                                         SECURITIES FUND    ACCESS FUND        FUND          FUND
                                         ------------------------------------------------------------
Transfer agent fees ..............          $384,968         $851,717         $2,200      $378,336

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive a portion of administrative fees for the Franklin Total Return Fund, as noted in the Statement of Operations. Total expenses waived by Advisers and FT Services are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.


                                                             Annual Report | 113

FRANKLIN INVESTORS SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS (CONTINUED)

FT Services agreed in advance to voluntarily waive administrative fees for the Franklin Low Duration Total Return Fund. Additionally, Advisers agreed in advance to voluntarily waive management fees and assume payment of other expenses, as noted in the Statement of Operations. Total expenses waived /paid by Advisers and FT Services are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

G. OTHER AFFILIATED TRANSACTIONS

At October 31, 2005, Advisers or investment companies managed by Advisers owned 47.46% and 8.02% of the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund, respectively.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At October 31, 2005, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any.

At October 31, 2005, the Franklin Floating Rate Daily Access Fund had $383,694,016 of tax basis capital losses from the merged Franklin Floating Rate Trust, which may be carried over to offset future capital gains. During the year ended October 31, 2005, the Franklin Floating Rate Daily Access Fund and the Franklin Floating Rate Trust (pre-merger) utilized $648,645 and $8,340,199, respectively, of such capital loss carryforwards.


114 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

5. INCOME TAXES (CONTINUED)

At October 31, 2005, the capital loss carryforwards were as follows:

                                         ------------------------------------------------------------
                                            FRANKLIN         FRANKLIN        FRANKLIN
                                           ADJUSTABLE        FLOATING      LOW DURATION    FRANKLIN
                                         U.S. GOVERNMENT    RATE DAILY     TOTAL RETURN  TOTAL RETURN
                                         SECURITIES FUND    ACCESS FUND        FUND          FUND
                                         ------------------------------------------------------------
Capital loss carryforwards expiring in:
2006 .................................    $ 2,585,375      $          --     $      --    $        --
2007 .................................      1,456,300                 --            --             --
2008 .................................      3,438,157                 --            --             --
2009 .................................      1,279,054                 --            --      1,361,562
2010 .................................             --        193,402,445            --        550,214
2011 .................................        585,362        107,803,681            --             --
2012 .................................      1,039,516         74,147,691            --             --
2013 .................................      2,782,773                 --        38,924        464,217
                                         ------------------------------------------------------------
                                          $13,166,537       $375,353,817     $  38,924    $ 2,375,993
                                         ============================================================

On October 31, 2005, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryovers of $4,580,551, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2005 and 2004, were as follows:

                                  -------------------------------------------------------------------
                                           FRANKLIN ADJUSTABLE            FRANKLIN FLOATING RATE
                                     U.S. GOVERNMENT SECURITIES FUND        DAILY ACCESS FUND
                                  -------------------------------------------------------------------
                                       2005              2004              2005             2004
                                  -------------------------------------------------------------------
Distributions paid from
 ordinary income .............     $18,596,461        $18,576,599        $67,481,720    $14,716,459
                                  ===================================================================

                                  -------------------------------------------------------------------
                                        FRANKLIN LOW DURATION                      FRANKLIN
                                          TOTAL RETURN FUND                    TOTAL RETURN FUND
                                  -------------------------------------------------------------------
                                               2005(a)                     2005             2004
                                  -------------------------------------------------------------------
Distributions paid from
 ordinary income .............              $  239,991                   $20,349,934    $17,448,890
                                  ===================================================================

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.


                                                             Annual Report | 115

FRANKLIN INVESTORS SECURITIES TRUST

5. INCOME TAXES (CONTINUED)

At October 31, 2005, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

                                       ---------------------------------------------------------------
                                           FRANKLIN        FRANKLIN         FRANKLIN
                                          ADJUSTABLE       FLOATING       LOW DURATION     FRANKLIN
                                       U.S. GOVERNMENT    RATE DAILY      TOTAL RETURN   TOTAL RETURN
                                       SECURITIES FUND    ACCESS FUND         FUND           FUND
                                       ---------------------------------------------------------------
Cost of investments..................  $  524,560,523   $ 2,320,184,637   $ 10,553,029   $546,425,878
                                       ===============================================================
Unrealized appreciation..............  $      183,282   $    17,562,380   $      9,998   $  6,440,302
Unrealized depreciation..............      (6,423,877)       (4,517,056)      (131,056)   (11,284,967)
                                       ---------------------------------------------------------------
Net unrealized appreciation
 (depreciation)......................  $   (6,240,595)  $    13,045,324   $   (121,058)  $ (4,844,665)
                                       ===============================================================
Distributable earnings--undistributed
 ordinary income.....................  $      452,603   $     2,852,963   $     17,361   $  2,817,473
                                       ===============================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums, merger expenses, offering costs and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, financial futures transactions, paydown losses, credit default swap, bond discounts and premiums and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2005, were as follows:

                                       ---------------------------------------------------------------
                                          FRANKLIN         FRANKLIN         FRANKLIN
                                         ADJUSTABLE     FLOATING RATE     LOW DURATION     FRANKLIN
                                       U.S. GOVERNMENT   DAILY ACCESS     TOTAL RETURN   TOTAL RETURN
                                       SECURITIES FUND       FUND             FUND           FUND
                                       ---------------------------------------------------------------
Purchases............................  $  50,558,190    $ 1,237,870,467   $ 15,625,352   $432,027,662
Sales................................  $ 145,754,432    $ 1,093,121,459   $  5,632,912   $259,695,267

Purchases and sales of investments (excluding short term securities) by the Portfolio through October 26, 2005 were $136,748,902 and $199,682,595, respectively.


116 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FINANCIAL FUTURES CONTRACTS

As of October 31, 2005, the Franklin Total Return Fund had the following financial futures contracts outstanding:

------------------------------------------------------------------------------------------------------
                                                       NUMBER OF  DELIVERY    CONTRACT     UNREALIZED
CONTRACTS TO BUY                                       CONTRACTS    DATES    FACE VALUE    GAIN (LOSS)
------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Bond.........................        191     12/01/05    $19,100,000   $(871,438)
U.S. Treasury 2 Year Note.........................         65     12/01/05    $13,000,000   $ (68,796)

9. CREDIT DEFAULT SWAPS

At October 31, 2005, the Franklin Total Return Fund had the following credit default swap contracts outstanding:

------------------------------------------------------------------------------------------------------
                                                                  PERIODIC
CONTRACTS TO BUY PROTECTION                            NOTIONAL    PAYMENT   EXPIRATION   UNREALIZED
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)          AMOUNT      RATE        DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------
Dow Jones CDX North American High Yield Swap
 Series 5 (JP Morgan) ............................    $1,997,500    3.95%     12/20/10      $ 1,238
Verizon Global Funding Corp., 7.25%,
 12/01/10 (JP Morgan).............................    $4,700,000    4.40%     12/20/10      $(4,333)

10. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund have 89.11% and 10.16%, respectively, of their portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2005, the value of these securities was $393 and $65,500, representing 0.00% and 0.01%, respectively, of the fund's net assets. The funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.


                                                             Annual Report | 117

FRANKLIN INVESTORS SECURITIES TRUST

11. REVOLVING CREDIT FACILITY

The Franklin Floating Rate Daily Access Fund participates in a $200 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. The facility agreement ends on December 16, 2005. Interest is charged at the Federal Funds Rate plus 0.50%. Facility fees paid are amortized on a straight line basis over the term of the commitment. Annual commitment fees of 0.09% are charged on the unused portion of the facility and allocated among the participating funds based on net assets.

During the year ended October 31, 2005, the Fund did not utilize the facility.

12. UNFUNDED LOAN COMMITMENTS

The Franklin Floating Rate Daily Access Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion.

At October 31, 2005, unfunded commitments were as follows:

------------------------------------------------------------------------------
                                                                    UNFUNDED
BORROWER                                                           COMMITMENT
------------------------------------------------------------------------------
Allied Waste North America Inc., Revolver.......................   $ 3,167,371
American Seafoods Group LLC, Term Loan B2.......................       468,397
Carmike Cinemas Inc., Delay Draw................................     3,962,183
COM Merger Inc. (MotorCity Casino), Delay Draw..................     2,000,000
Conseco Inc., Revolver..........................................     4,000,000
Eastman Kodak Company, Term Loan B2.............................     6,941,177
Fairpoint Communications Inc., Revolver.........................     3,732,250
FSC Acquisition LLC (Hanley Wood), Delay Draw...................       317,881
Hawaiian Telecom Communications Inc., Term Loan A...............     4,000,000
Loews Cineplex Entertainment Corp., Revolver....................     2,500,000
Sealy Mattress Company, Revolver................................     1,750,000
Synagro Technologies, Inc. Delay Draw...........................       471,429
Transport Industries L.P., Delay Draw...........................       369,643
US Shipping Partners L.P., Delay Draw ..........................       375,000
Warner Chilcott Company Inc. Delay Draw.........................       940,694
Wimar Tahoe Corporation (Columbia Entertainment), Delay Draw ...     1,285,714
WMG Acquisition Corp. (Warner Music), Revolver A................     6,300,000
                                                                   -----------
                                                                   $42,581,739
                                                                   ===========

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.


118 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

13. OTHER CONSIDERATIONS

Directors or employees of the Advisers, as the Franklin Floating Rate Daily Access Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. At October 31, 2005, such individuals serve in one or more of these capacities for Adelphia Communications Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

14. FUND LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, filed and adversary proceeding in the Adelphia bankruptcy case in the U.S. Bankruptcy Court (SDNY) against more than 400 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named Defendants included Franklin Advisers Inc., Franklin CLOs I-III, Franklin Floating Rate Daily Access Fund, Franklin Floating Rate Master Series, and Franklin Floating Rate Trust. The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of intentionally fraudulent transfers.

The Franklin defendants have not yet been required to respond to the complaint or to discovery, and other pending motions to dismiss have not been ruled upon. Thus, it is not possible to predict the lawsuit's outcome at this preliminary stage of the proceedings. However, management of the Funds does not expect that the result will have a material adverse effect on the financial condition of the Funds.

15. MERGERS

On June 2, 2005, the Franklin Floating Rate Daily Access Fund acquired the net assets of Franklin Floating Rate Trust pursuant to a plan of reorganization approved by Franklin Floating Rate Trust's shareholders. The merger was accomplished by a tax-free exchange of 125,483,789 shares of Franklin Floating Rate Daily Access Fund (valued at $10.09) for the net assets of the Franklin Floating Rate Trust which aggregated $1,266,131,434, including $15,556,666 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $2,468,648,524.


                                                             Annual Report | 119

FRANKLIN INVESTORS SECURITIES TRUST

16. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds.The Trust did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.


120 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund (separate portfolios of Franklin Investors Securities Trust, hereafter referred to as the "Funds") at October 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 12, 2005


                                                             Annual Report | 121

BOARD MEMBERS AND OFFICERS

FRANKLIN INVESTORS SECURITIES TRUST

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee         Since 1986         140                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                           company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)       Trustee         Since 1989         141                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee         Since 1998         136                        Director, Amerada Hess Corporation
One Franklin Parkway                                                                           (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                       gas), H.J. Heinz Company (processed
                                                                                               foods and allied products), RTI
                                                                                               International Metals, Inc. (manufac-
                                                                                               ture and distribution of titanium),
                                                                                               Canadian National Railway (railroad),
                                                                                               and White Mountains Insurance
                                                                                               Group, Ltd. (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee         Since 1986         114                        Director, The California Center for
One Franklin Parkway                                                                           Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


122 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Trustee         Since 1992         140                        Director, Martek Biosciences
One Franklin Parkway                                                                           Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                       (biotechnology), and Overstock.com
                                                                                               (Internet services); and FORMERLY,
                                                                                               Director, MCI Communication
                                                                                               Corporation (subsequently known as
                                                                                               MCI WorldCom, Inc. and WorldCom,
                                                                                               Inc.) (communications services)
                                                                                               (1988-2002), White Mountains
                                                                                               InsuranceGroup, Ltd. (holding
                                                                                               company)(1987-2004) and Spacehab,
                                                                                               Inc. (aerospace services)
                                                                                               (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee         Since June 2005    101                        Director, White Mountains Insurance
One Franklin Parkway                                                                           Group, Ltd. (holding company),
San Mateo, CA 94403-1906                                                                       Amerada Hess Corporation (exploration
                                                                                               and refining of oil and gas) and
                                                                                               Sentient Jet (private jet service);
                                                                                               and FORMERLY, Director, Becton
                                                                                               Dickinson and Company (medical
                                                                                               technology), Cooper Industries, Inc.
                                                                                               (electrical products and tools and
                                                                                               hardware), Health Net, Inc.
                                                                                               (formerly, Foundation Health)
                                                                                               (integrated managed care), The Hertz
                                                                                               Corporation, Pacific Southwest
                                                                                               Airlines, The RCA Corporation, Unicom
                                                                                               (formerly, Commonwealth Edison) and
                                                                                               UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977- 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and     Trustee since      140                        None
One Franklin Parkway             Chairman of     1986 and
San Mateo, CA 94403-1906         the Board       Chairman of the
                                                 Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 123

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee and     Trustee since      124                        None
One Franklin Parkway             Vice President  1987 and Vice
San Mateo, CA 94403-1906                         President since
                                                 1986
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARK BOYADJIAN (1964)            Vice President  Since 2003         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Templeton Worldwide, Inc.; and officer of two of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President  Since 1986         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Since 2004         Not Applicable             Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer       Since 2004         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


124 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)            Secretary       Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer of 33 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)        President and   President since    Not Applicable             Not Applicable
One Franklin Parkway             Chief Executive 1993 and Chief
San Mateo, CA 94403-1906         Officer -       Executive Officer-
                                 Investment      Investment
                                 Management      Management since
                                                 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Portfolio Manager, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of other subsidiaries of
Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)         Vice President  Since 2002         Not Applicable             Not Applicable
600 Fifth Avenue                 - AML
Rockefeller Center               Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton Institutional
Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 125

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


126 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                             Annual Report | 127

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906


|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
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ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS
SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST2 A2005 12/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $194,231 for the fiscal year ended October 31, 2005 and $206,830 for the fiscal year ended October 31, 2004.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended October 31, 2005 and $48,579 for the fiscal year ended October 31, 2004. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended October 31, 2005 and $0 for the fiscal year ended October 31, 2004.
The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2005 and $2,084 for the fiscal year ended October 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended October 31, 2005 and $157,916 for the fiscal year ended October 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $24,091 for the fiscal year ended October 31, 2005 and $208,579 for the fiscal year ended October 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/JIMMY D. GAMBILL
   --------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 19, 2005


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    December 19, 2005